UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Core Bond Fund	FAIIX	NTIBX	—	NTIFX	FINIX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FPCFX	FFIIX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FISFX	FYIPX
Nuveen Intermediate Government Bond Fund	FIGAX	FYGCX	FYGRX	—	FYGYX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	NSSFX	FLTIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Intermediate Government Bond Fund

Nuveen Short Term Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss economic and fixed income market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2015. These management teams include:

Nuveen Core Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002 and Jeffrey J. Ebert since 2000. Chris J. Neuharth joined the Fund as a co-portfolio manager in 2012.

Nuveen Core Plus Bond Fund

Chris J. Neuharth has managed the Fund since 2006. Timothy A. Palmer, CFA, Wan-Chong Kung, CFA, and Jeffrey J. Ebert have been part of the management team for the Fund since 2003, 2001, and 2005, respectively.

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a co-portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris J. Neuharth and Jason J. O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Short Term Bond Fund

Chris J. Neuharth has been a co-portfolio manager of the Fund since 2004. Peter L. Agrimson, CFA, joined the Fund as a co-portfolio manager in 2011.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended June 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s advanced estimate, the U.S. economy increased at a 2.3% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP growth rate from the first quarter of 2015 to the second quarter of 2015 primarily reflects positive contributions from personal consumption expenditures (PCE), exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment and non-residential fixed investment. The Consumer Price Index (CPI), rose 0.1% year-over-year as of June 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of June 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in May 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended May 2015 (most recent data available at the time this report was prepared).

A number of challenges weighed on global economies and financial markets during the reporting period, as oil price moves drove large swings in market sentiment. Additionally concerns around the pace of domestic and global economic growth, continued signs of weakness out of China, Greece’s continuing debt crisis, a strengthening dollar and geopolitical concerns emanating from the Middle East appeared to further provoke economic and market uncertainty. Central banks around the globe began to loosen their monetary policies in an effort to pump additional liquidity into their economies, while at the same time the U.S. Fed began to taper. For the reporting period, U.S. equity markets posted generally positive returns as investor appetite for risk returned to the market and risk aversion appeared to subside. However, while broad market performance was admirable for the reporting period, it came with fairly significant volatility.

Likewise, U.S. interest rates were volatile in response to changes in monetary policy and global capital flows, with yields on the benchmark 10-year Treasury fluctuating in a broad range during the year with no sustained trend. Yields moved higher in mid-2014, then declined significantly as concerns about global economic weakness captured the spotlight. Yields hit a low point in early February before rising again, then settling into a trading range by the end of June. The U.S. Treasury yield curve flattened significantly as yields on long Treasuries dropped, while yields in the short to intermediate section of the curve rose modestly as investors anticipated a Fed tightening in mid-2015. However, disappointing U.S. economic data in early 2015 pushed out expectations for a lift-off in the fed funds rate and the yield curve steepened again somewhat.

6	Nuveen Investments

The environment over much of the reporting period proved to be challenging for the riskier areas of the bond market with corporate bonds, particularly in the high-yield area, falling short of Treasuries and the broader bond market. High yield bonds from energy and commodity-related issuers exhibited significant volatility, particularly in the final months of 2014, as the sharp drop in oil prices and uncertainty about base commodity prices affected these sectors. Bonds from these issuers partially recovered later in the reporting period as prices for oil and other commodities gained back some of their lost ground. Generally speaking, higher yielding bonds outperformed in the reporting period’s latter months because they were better able to absorb the impact of rising rates versus sectors with less income.

How did the Funds perform during the twelve-month reporting period ended June 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2015. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average.

A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at NAV underperformed the Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the first half of the reporting period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

For virtually all of the reporting period, investors favored higher quality sectors of the market, causing government securities to outpace corporate bonds by a wide margin. Global growth concerns, commodity weakness, heightened geopolitical risk and a heavy new issue calendar caused general weakness in the corporate bond market and credit spreads reached their widest level in several years. The market showed little tolerance for negative news or downgrades of credit issuers. Energy and metals/mining related issuers were hardest hit during the reporting period, a reflection of the dramatic drop in commodity prices that occurred in the second half of 2014 and early 2015. Although spreads leveled off early in 2015, they began to widen again due to a large amount of new issue supply and increasing investor worries about a disorderly Greek exit from the European Monetary Union. As oil prices recovered some lost ground, energy issues stabilized, but still proved to be a major detractor during the reporting period. Financial names held up better than industrials as positive fundamental credit trends remained intact and the financial sector traded with better liquidity and lower volatility than the broader credit market.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) struggled to keep pace with Treasuries for much of the reporting period due to higher volatility and concerns about the Fed normalizing policy. In early 2015, investors became concerned about prepayment risk due to lower rates and a reduction in mortgage insurance costs for Federal Housing Administration (FHA) loans, which comprise the bulk of GNMA securities. The lower insurance costs created an incentive for FHA borrowers to refinance, resulting in dramatic underperformance among GNMA pass-through securities and creating broader concerns about policy risk for the MBS market. For much of the reporting period, commercial mortgage-backed securities (CMBS) benefited from improving commercial real estate fundamentals and relative immunity to energy-related spread volatility. However, late in the reporting period, CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads.

The Fund lagged its comparative indexes during the period. Its overweight exposure to investment grade corporate bonds and a bias toward lower rated corporate bonds worked against the Fund due to the systemic weakness in the credit sectors. While the Fund benefited from an overweight position to financial issuers, our exposure to the industrial sector struggled, particularly as we focused on BBB rated bonds. While the Fund’s weighting in the energy sector was modest, it detracted from relative performance as the energy sector was challenged due to the sharp decline in oil prices. The Fund’s exposures to the securitized sectors were a non-factor as its MBS exposure was in line with the benchmark and its CMBS holdings performed in line with Treasuries.

Our duration and yield curve strategies were positive factors during the reporting period. We tactically traded the Fund’s duration in varying degrees short to benchmark, which was a slight benefit to returns. At the same time, the Fund’s yield curve exposure was aggressively positioned to benefit from a flatter curve during the first nine months of the reporting period, which added significantly to returns in late 2014. In the second half of the reporting period, a steeper yield curve worked against the Fund’s positioning in longer dated securities, but our short duration bias added value as rate rose.

As the reporting period came to an end, we adjusted the Fund’s exposures slightly in response to changes in our macroeconomic outlook and current valuations in the bond market. However, we continued to favor strategies oriented toward income generation. We were comfortable with credit fundamentals and maintained a significant overweight to credit during the period with emphases on financial issuers and BBB rated industrials. The financial sector performed well throughout the reporting period, as bonds in this segment continue to offer attractive valuations and strong liquidity, leverage and capital positions. We also selectively invested in some new issues that came with a spread concession due to heavy supply.

We moved toward a relatively neutral weighting in agency MBS versus the benchmark as we saw limited opportunities for meaningful outperformance of the sector. In structured sectors, we continued to modestly overweight CMBS and asset-backed securities (ABS). We were able to add some new issue CMBS at attractive levels as the period came to a close.

Duration positioning remains slightly defensive versus the benchmark as the risk of rising interest rates is still a concern. But the Fund’s portfolio is less than fully defensive, given that inflation risks remain muted globally and the expectation is for continued high levels of global liquidity and economic slack. These factors will likely keep any upturn in interest rates modest. In early 2015, we tempered the Fund’s yield curve flattening stance as we pushed back the timing of Fed tightening to late this year. We will look to re-engage in a curve flattening position as we move closer to the fed funds rate lift-off. We maintained a significant underweight in Treasuries and agencies, at less than one-third of the benchmark weight, because of our emphasis on income generation and finding more value in other sectors.

In addition, we continued to utilize various derivative instruments in the Fund during the reporting period. We used Treasury note and bond futures to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we established short Treasury bond or Treasury note futures positions. These derivative positions slightly detracted from performance during the period. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swap positions also slightly detracted from performance during the reporting period.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Plus Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the

8	Nuveen Investments

first half of the period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

For virtually all of the reporting period, investors favored higher quality sectors of the market, while corporate bonds, particularly in the high yield area, underperformed the broader bond market. Energy and commodity-related issuers sustained significant volatility in the high yield market as uncertainty about base commodity prices affected these sectors. The sharpest drops occurred in the closing months of 2014 as oil prices declined dramatically. Energy and commodity issuers performed better in the final months of the period when commodity prices recovered some of the ground lost in 2014. As concerns about risks to the global economy rose, investors appeared to move away from the riskier parts of the bond market. Within investment grade credit, BBB rated bonds suffered versus higher rated peers. In the high yield bond segment, BB bonds outperformed lower quality B and CCC rated bonds for much of the reporting period. However, as interest rates began to increase, high yield bonds were better positioned to absorb the impact of rising rates than sectors with less income. In the final months of the reporting period, investors’ risk appetite appeared to improve. High yield bonds subsequently outperformed investment grade corporates and Treasury bonds, while the lower quality sectors of the high yield market also performed better.

Investment grade bonds generally fared better than high yield bonds for much of the reporting period, although their returns continued to lag those of Treasury bonds. The corporate market weakened in late 2014 due to a heavy new issue calendar and growing risk aversion by investors. Spreads between corporate bonds and Treasuries reached their widest points near the end of 2014. Spreads narrowed a bit early in 2015 before widening again in the closing months of the period. Increasing investor worries about Greece’s ongoing debt crisis and the risk of a disorderly Greek exit from the European Monetary Union fueled investor worries. Investment grade corporates ended the twelve-month period with a very weak performance in the second quarter.

Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) struggled to keep pace with Treasuries for much of the reporting period due to higher volatility and concerns about the Fed normalizing policy. In early 2015, investors became concerned about prepayment risk due to lower rates and a reduction in mortgage insurance costs for Federal Housing Administration (FHA) loans, which comprise the bulk of GNMA securities. The lower insurance costs created an incentive for FHA borrowers to refinance, resulting in dramatic underperformance among GNMA pass-through securities and creating broader concerns about policy risk for the MBS market. For much of the reporting period, commercial mortgage-backed securities (CMBS) benefited from improving commercial real estate fundamentals and relative immunity to energy-related spread volatility. However, late in the period, CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads.

Global interest rates fell sharply through most of 2014 and in the early months of 2015 as economies struggled, inflation declined and monetary policy eased in many developed markets. In an effort to spur faster economic growth, the European Central Bank launched its large-scale quantitative easing (QE) program in January. Other central banks announced widespread policy accommodations as well. However, market fears appeared to send global rates down too far, and in the second quarter, global interest rates shot higher. Yields on German’s Bund spiked to 1% even with the uncertainty surrounding Greece’s debt issues. Yield spreads steepened by 10 to 100 basis points in major markets based on a reassessment of inflation and long-end liquidations.

Emerging market (EM) debt weakened significantly through the end of 2014 and into January 2015. Lower commodity prices, growth concerns and fears of looming Fed rate action contributed to the decline, along with ongoing geopolitical risk and investor outflows. EM bonds began to rebound in February, as commodity prices improved and growth in many countries appeared to stabilize. China continued its policy easing including interest rate cuts. Russia’s debt recovered, driving solid returns in European EM debt. A scandal surrounding oil giant Petrobras took a toll on Brazilian debt early in 2015, but as news improved on that front, Brazilian debt rallied late in the reporting period. EM debt ended the period with solid performance in the second quarter.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Currency movements were significant during the reporting period. Through most of 2014 and into the early part of 2015, the U.S. dollar rallied significantly against most major currencies. The tide turned modestly after that with the dollar giving back some ground against major currencies, although it held its own against a number of EM currencies. Stabilization in Russian markets helped Eastern European currencies gain versus the dollar and, as the Petrobras scandal subsided, Brazil’s currency fared better as well.

Most of the Fund’s underperformance compared to its benchmark indexes occurred in the first half of the reporting period. The largest contributing factor was the Fund’s significant overweight to the high yield corporate bond sector, followed by an overweight position to investment grade corporates. Corporate spreads widened during the period, while issue selection and quality effects within the investment grade sector also played a role in underperformance. For example, our industrial positioning was focused on BBB rated securities within investment grade, which performed poorly during the period due to their inherently higher leverage and tendency for issuers in this ratings category to be more cyclical in nature. Another critical factor was the Fund’s overweight position in the struggling energy sector within the investment grade market, as well as holdings in the metals and mining sector. Positions in foreign bonds also hindered results for much of the reporting period, primarily due to the strong dollar.

In 2015, as risk-oriented assets began to gain more favor with investors, our overweight position in high yield corporate bonds contributed favorably as relative performance improved during the second half of the period. An overweight position to investment grade corporates worked well during the opening months of 2015, but proved to be a drag on performance again late in the period. Throughout the reporting period, our holdings in the solidly-performing financial sector worked well. In the closing months, dollar denominated EM bonds added to the Fund’s returns as their performance improved. Our defensive duration positioning benefited returns late in the reporting period when interest rates began moving higher, but that strategy had detracted from relative performance prior to that time. In contrast, our emphasis on positioning for a flatter yield curve benefited the Fund earlier in the reporting period, but detracted from performance in the final months.

The Fund’s key sector themes continued to focus on positioning in favor of credit sectors with corresponding underweights to mortgage and government securities. While markets may remain volatile and concerns persist about the sustainability of more vibrant economic growth, we believe credit sectors are well positioned from a fundamental perspective with the ability to compensate for both credit risk and near-term volatility. We made shifts in the Fund’s portfolio as appropriate based on market opportunities and research ideas. Market volatility also created opportunities to add marginally to our high yield positions. From a sector perspective, financial issues remained attractive given their compelling valuations and strong liquidity, leverage and capital positions. In line with our enthusiasm for the financial sector, we also increased the Fund’s weighting in preferred securities. We continued to closely monitor developments in the energy sector to assess the credit impact of changes to oil prices and underlying industry fundamentals.

Our currency positioning remains roughly net neutral to the U.S. dollar. We are also maintaining a defensive duration position versus the benchmark index given our concerns about the risk of rising interest rates in today’s low yield environment. However, our position is not fully defensive as we recognize that inflation risks appear to be muted globally and the outlook remains positive for persistently high levels of global liquidity and economic slack. These factors will likely keep any upturn in interest rates modest. While the Fund was positioned for a flatter yield curve for most of the year, we tempered this positioning toward the end of the period. We will look to re-engage in a curve flattening position as we move closer to the fed funds lift-off.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure and used selected foreign bond futures to actively manage exposure to those markets. The effect of these activities slightly detracted from performance during the reporting period. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure, and these positions also slightly detracted from performance.

We utilized foreign exchange forwards to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a positive impact on performance during the reporting period.

We began the period utilizing credit default swaps (CDX) to partially hedge its exposure to the High Yield market, however this position was removed shortly after the beginning of the period. The impact of this position was negligible on the performance of the Fund during the reporting period.

10	Nuveen Investments

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at NAV underperformed the Barclays U.S. TIPS Index and outperformed the Lipper Inflation-Protected Bond Funds Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the first half of the period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

For virtually all of the reporting period, investors favored higher quality sectors of the market, while corporate bonds, particularly in the high yield area, underperformed the broader bond market. Energy and commodity related issuers sustained significant volatility in the high yield market as uncertainty about base commodity prices affected these sectors.

In securitized sectors, early on, investor demand for commercial mortgage-backed securities (CMBS) was strong as commercial real estate fundamentals were firm and the sector proved to be relatively immune to weakness in the energy related sector. However, late in the reporting period, CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads.

In the first half of the reporting period, changes in the Consumer Price Index (CPI), the primary measure of inflation, were very modest due in large part to the decline in energy prices. Speculation about the Fed tightening its monetary policy also tempered inflation expectations, while signs of disinflation and deflation occurred in many countries outside of the United States. As a result, demand for Treasury inflation protected securities (TIPS) declined during that period and investor dollars flowed out of this sector of the market. However, in the early months of 2015, inflation concerns were revived as energy prices rebounded. In February, CPI rose for the first time in four months, restoring a positive outlook for the TIPS market. Retail investor flows into the TIPS market turned positive again. With the return of positive inflation prints and fund flows into the segment, along with the Fed seemingly backing off its fed funds rate lift-off, the TIPS “breakeven rate” (the difference between the yields of nominal Treasuries versus TIPS with the same maturity) widened across the TIPS yield curve. This widening indicates investor expectations of increased inflation risk. Despite the stronger outlook for TIPS later in the reporting period, the segment still produced negative returns for the overall reporting period, significantly underperforming nominal Treasuries.

Throughout the reporting period, we maintained an underweight position to the TIPS sector versus the Barclays U.S. TIPS Index, which benefited the Fund’s relative performance as TIPS underperformed Treasuries over much of the period. Slightly less than 20% of the Fund was invested outside of the TIPS market, including positions in CMBS, which produced mixed returns during the reporting period and had a minimal impact on performance. Our out-of-index exposure to high yield securities detracted from performance, particularly in the latter months of 2014 and the second quarter of 2015 when this segment of the market suffered due to severe weakness among energy issuers.

Anticipating that interest rates would move up from historically low levels, we maintained a shorter duration in the Fund, which reduces its sensitivity to changing interest rates. When looking at the reporting period as a whole, this strategy benefited the Fund’s performance. For three-fourths of the period, we also positioned the Fund to benefit from a flatter yield curve by underweighting shorter term securities and adding to longer maturity holdings; however, in the final months, we switched to positioning for a steeper yield curve. Over the full reporting period, yield curve positioning was not a significant performance driver as the impacts largely offset one another.

While the outlook for modest growth and slowly rising inflation bodes well for TIPS, the Fed is increasingly looking to normalize policy and increase interest rates, which will likely have a negative impact on the TIPS market. Although investor inflows continue, TIPS struggle to perform on a sustained basis as sellers lurk. However, valuations remain favorable as breakeven spread levels are attractive and do not reflect the full inflation risk premium expected from an accommodative Fed.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

This outlook is leading us to maintain the Fund’s strategically short duration versus its benchmark, while looking to re-engage in a curve flattening position as we move closer to the fed funds rate lift-off. We continue to emphasize our key themes of underweighting TIPS and maintaining out-of-index exposures to CMBS and high yield bonds; however, we are looking on a bottom-up basis for opportunistic trades to improve the profile of these exposures. We are making other marginal changes to the Fund’s TIPS positioning in light of modestly rising inflation expectations and valuations.

We also used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The overall effect on performance during the reporting period was positive. We also used interest rate swaps to manage portfolio duration and yield curve exposure and these positions slightly detracted from performance.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Classification Average for the twelve-month reporting period. The year began with an unsettled environment as global growth lagged, geopolitical unrest persisted and commodity prices dropped dramatically. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

For virtually all of the reporting period, investors favored higher quality sectors of the market, causing government securities to outpace most spread assets. Among the securitized sectors of the bond market, mortgage backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) struggled to keep pace with Treasuries for much of the year due to higher volatility and concerns about the Fed normalizing policy. In early 2015, investors became concerned about prepayment risk due to lower rates and a reduction in mortgage insurance costs for Federal Housing Administration (FHA) loans, which comprise the bulk of GNMA securities. The lower insurance costs created an incentive for FHA borrowers to refinance, resulting in dramatic underperformance among GNMA pass-through securities and creating broader concerns about policy risk for the MBS market. For much of the reporting period, commercial mortgage-backed securities (CMBS) benefited from improving commercial real estate fundamentals and relative immunity to energy-related spread volatility. However, late in the period, non-agency CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads. Agency CMBS spreads widened during the reporting period and underperformed Treasuries as buyers stepped away during the flight to quality trade. The majority of the widening took place in the latter half the reporting period. Short, high quality asset-backed securities (ABS) traded with lower volatility than other spread sectors and benefited from investors looking for shorter maturity, high quality securities. This resulted in the ABS sector outperforming Treasuries for the reporting period.

Results from our interest rate strategy were modestly positive over the course of the reporting period. We entered the reporting period with the Fund positioned for the likelihood that short-term interest rates would rise more than long rates and that the yield curve would flatten as the Fed continued to normalize its policy. Therefore, throughout the reporting period, the Fund was positioned defensively in terms of duration (interest rate sensitivity), which worked to its benefit relative to the index. We also maintained an underweight position in securities on the short end of the yield curve (out to five years) and added a corresponding overweight to ten- and twenty-year maturities. This contributed favorably to the Fund’s performance in the first half of the reporting, but detracted modestly from relative performance in the second half of the reporting period as the shape of the yield curve changed.

Throughout the reporting period, the Fund’s sector strategies detracted from performance. Our overweight positions in several securitized sectors of the market and corresponding underweight to U.S. Treasuries proved detrimental to the Fund’s returns. In particular, the Fund’s overweight exposure to MBS had a significantly negative impact on its results for the reporting period, while our positions in agency and non-agency CMBS securities also detracted from relative returns. As noted above, these segments of the market did not produce returns in excess of similar duration Treasuries during the reporting period. The Fund’s relatively small exposure to the ABS sector was also a modest detractor due to security selection.

12	Nuveen Investments

In addition, we used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s portfolio duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The overall effect on performance during the reporting period was slightly negative. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swap positions also slightly detracted from performance during the reporting period.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Classification Average for the twelve-month reporting period. The macro backdrop over the reporting period has been quite unsettled, with global growth weakening, persistent geopolitical risk and commodity prices dropping dramatically. Nonetheless the U.S. economy, despite another weak first quarter, continued to expand at a moderate pace and the Fed continued to move down the path of policy normalization by tapering its quantitative easing program in late 2014 and guiding the market to expect a hike in the fed funds rate in 2015, absent a significant deterioration in the outlooks for growth and inflation. At the same time, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. In response to changes in monetary policy and global capital flows, short to intermediate U.S. rates were volatile over the reporting period, but overall were little changed. Yields on two-year Treasuries rose by about 20 basis points, while five-year Treasury rates were virtually unchanged. When it was all said and done, the modest increase in short-term rates overall during the reporting period resulted in fairly limited returns for short-term bond benchmarks.

Generic spreads on shorter duration high grade corporate bonds widened over the reporting period as investors became nervous about the impact of weaker global growth on credit fundamentals and technicals deteriorated due to massive amounts of corporate bond issuance. Energy and metals/mining issuers suffered given the dramatic drop in commodity prices. Financial names held up better than industrials as fundamental credit trends remained intact and the financial sector traded with better liquidity and lower volatility than the broad credit market. During this reporting period, many non-investment grade issuers outperformed their higher quality counterparts as their higher levels of income enabled them to weather the period of rising rates better than high grade securities, as the income advantage they earned helped overcome the principal loss that occurs when rates rise.

Securitized sectors performed reasonably well through most of the reporting period and appeared to be immune from the downdraft that affected the energy sector. For much of the period, commercial mortgage-backed securities (CMBS) benefited from improving commercial real estate fundamentals and relative immunity to energy-related spread volatility. However, late in the period, CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads. The asset-backed securities (ABS) sector closed the fiscal period on a stronger note, benefiting from strong technicals and relatively stable credit fundamentals. Steady housing fundamentals and lack of new supply enabled non-agency mortgage-backed securities (MBS) to continue to perform well during the period.

The Fund’s performance was driven by our sector decisions and yield curve strategies. The Fund was overweight in the investment grade credit sector and in non-investment grade corporates. Given the weak performance of the broad credit sectors, these allocations were a drag on the Fund’s performance, particularly in the early months of the reporting period. Security selection also had a detrimental impact on the Fund’s returns. Specifically, our exposure to the struggling areas of energy and metals/mining, while very minimal, suffered relative to the index. These holdings performed poorly despite being rated primarily investment grade and focused on the relatively stable midstream and refining segments of the energy sector. At the same time, solid performance by the securitized sectors benefited performance as more than 40% of the Fund’s portfolio was allocated to these securities. Also, about half of our securitized holdings were in adjustable rate and floating rate product, which exhibited low volatility even as interest rates rose. Our defensive interest rate posture, maintaining a lower duration to limit the Fund’s sensitivity to rising interest rates, ultimately proved to be a helpful stance as rates rose in the closing months of the reporting period.

As we ended the Fund’s reporting period, we believed the market, as demonstrated by yields at the short-end of the yield curve, was underestimating the probability of Fed tightening in September and the impact it could have on the current low interest rate environment. In light of that, we managed the Fund’s duration between 1.20 and 1.25 years, far more defensive from an interest rate sensitivity standpoint than the 1.90 duration for the benchmark index. Sector allocations have remained fairly consistent with overweight allocations to the credit sectors holding steady. Our securitized strategy is mostly bottom-up in nature, focused on opportunities in the

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

non-government segments of the market. We added about 2% to non-agency MBS paper as the reporting period came to a close. Our focus is on maintaining a strong liquidity profile for the Fund, both by holding significant weights in high quality ABS, which have demonstrated better liquidity than corporate bonds, and by investing in securities that generate significant levels of near-term cash flow.

During the reporting period, we also continued to utilize various derivative instruments. For example, we utilized Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we established short Treasury bond or Treasury note futures positions. The overall effect on the Fund’s performance during the reporting period was slightly negative. We also used interest rate swaps to manage Fund duration and yield curve exposure; these positions also slightly detracted from performance during the reporting period.

14	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Intermediate Government Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Investments	15

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2015, Nuveen Inflation Protected Securities Fund had a zero UNII balance while the other Funds had positive UNII balances for tax purposes. Nuveen Core Plus Bond Fund had a positive UNII balance, while the other Funds had negative UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

16	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.52%	3.11%	4.03%
Class A Shares at maximum Offering Price	(2.49)%	2.48%	3.71%
Barclays U.S. Aggregate Bond Index	1.86%	3.35%	4.44%
Lipper Core Bond Classification Average	1.11%	3.54%	4.03%

Class I Shares	0.78%	3.32%	4.21%

	Average Annual
	1-Year	Since Inception
Class C Shares	(0.20)%	2.13%

Cumulative
Since Inception
Class R6 Shares	(1.46)%

Since inception return for Class C Shares is from 1/18/11. Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	0.81%	1.56%	0.51%	0.56%
Net Expense Ratios	0.78%	1.53%	0.48%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.41)%	4.25%	4.55%
Class A Shares at maximum Offering Price	(4.63)%	3.35%	4.10%
Barclays U.S. Aggregate Bond Index	1.86%	3.35%	4.44%
Lipper Core Bond Plus Classification Average	0.89%	4.21%	4.68%

Class C Shares	(1.10)%	3.47%	3.77%
Class R3 Shares	(0.70)%	4.00%	4.31%
Class I Shares	(0.15)%	4.53%	4.81%

Cumulative
Since Inception
Class R6 Shares	(0.29)%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.84%	1.59%	1.10%	0.55%	0.60%
Net Expense Ratios	0.77%	1.52%	1.02%	0.47%	0.52%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.04)%	3.02%	3.70%
Class A Shares at maximum Offering Price	(6.20)%	2.13%	3.25%
Barclays U.S. TIPS Index	(1.73)%	3.29%	4.13%
Lipper Inflation-Protected Bond Funds Classification Average	(2.92)%	2.45%	3.23%

Class C Shares	(2.75)%	2.40%	2.99%
Class R3 Shares	(2.38)%	2.63%	3.39%
Class I Shares	(1.78)%	3.39%	4.01%

Cumulative
Since Inception
Class R6 Shares	(1.39)%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.86%	1.61%	1.13%	0.50%	0.61%
Net Expense Ratios	0.83%	1.58%	1.08%	0.47%	0.58%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.93%	1.82%	3.27%
Class A Shares at maximum Offering Price	(2.07)%	1.21%	2.96%
Barclays Intermediate Government Bond Index	1.79%	2.06%	3.67%
Lipper Intermediate U.S. Government Funds Classification Average	1.32%	1.98%	3.46%

Class I Shares	1.20%	2.05%	3.47%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	0.18%	1.05%	1.45%
Class R3 Shares	0.66%	1.52%	1.93%

Since inception returns for Class C and Class R3 Shares are from 10/28/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.01%	1.76%	1.26%	0.76%
Net Expense Ratios	0.85%	1.60%	1.10%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.85%, 1.60%, 1.10% and 0.60% for Class A, Class C, Class R3 and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	0.32%	1.94%	2.95%
Class A Shares at maximum Offering Price	(1.92)%	1.48%	2.72%
Barclays 1-3 Year Government/Credit Bond Index	0.93%	1.17%	2.83%
Lipper Short Investment Grade Debt Funds Classification Average	0.45%	1.74%	2.66%

Class I Shares	0.57%	2.16%	3.14%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	(0.36)%	1.17%	1.36%
Class R3 Shares	0.02%	N/A	1.96%

Cumulative
Since Inception
Class R6 Shares	0.96%

Since inception return for Class C Shares, Class R3 Shares and Class R6 Shares are from 10/28/09, 9/23/11 and 1/20/15, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.73%	1.48%	0.98%	0.45%	0.48%
Net Expense Ratios	0.71%	1.46%	0.96%	0.43%	0.46%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

N/A	Not applicable.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Yields as of June 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.68%	1.99%	3.02%	3.02%
SEC 30-Day Yield-Subsidized	2.30%	1.63%	2.68%	2.60%
SEC 30-Day Yield-Unsubsidized	2.55%	1.57%	2.62%	2.57%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	3.73%	3.11%	3.67%	4.16%	4.16%
SEC 30-Day Yield-Subsidized	3.75%	3.18%	3.68%	4.22%	4.17%
SEC 30-Day Yield-Unsubsidized	3.67%	3.08%	3.59%	4.15%	4.09%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	0.98%	0.58%	0.87%	0.04%	1.18%
SEC 30-Day Yield-Subsidized	4.08%	3.51%	3.88%	4.60%	4.49%
SEC 30-Day Yield-Unsubsidized	3.96%	3.41%	3.81%	4.52%	4.38%

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	0.99%	0.27%	0.75%	1.29%
SEC 30-Day Yield-Subsidized	1.24%	0.54%	1.03%	1.53%
SEC 30-Day Yield-Unsubsidized	1.09%	0.39%	0.88%	1.37%

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	1.42%	0.66%	1.15%	1.69%	1.69%
SEC 30-Day Yield-Subsidized	1.50%	0.79%	1.25%	1.80%	1.77%
SEC 30-Day Yield-Unsubsidized	1.47%	0.76%	1.20%	1.78%	1.74%
1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

28	Nuveen Investments

Holding

Summaries as of June 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	43.4%
$1,000 Par (or similar) Institutional Preferred	0.6%
U.S. Government and Agency Obligations	12.0%
Asset-Backed and Mortgage-Backed Securities	40.4%
Sovereign Debt	0.6%
Investments Purchased with Collateral from Securities Lending	5.8%
Money Market Funds	2.7%
Other Assets Less Liabilities	(5.5)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	15.1%
Capital Markets	10.8%
Media	8.6%
Oil, Gas & Consumable Fuels	8.0%
Health Care Providers & Services	7.0%
Metals & Mining	6.2%
Diversified Telecommunication Services	5.5%
Real Estate Investment Trust	5.1%
Energy Equipment & Services	4.7%
Insurance	3.2%
Specialty Retail	2.7%
Health Care Equipment & Supplies	2.0%
Pharmaceuticals	1.9%
Other	19.2%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	50.9%
AA	5.3%
A	22.0%
BBB	21.7%
N/R (not rated)	0.1%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	29

Holding Summaries as of June 30, 2015 (continued)

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	2.5%
Corporate Bonds	62.3%
$1,000 Par (or similar) Institutional Preferred	6.5%
Municipal Bonds	1.1%
Asset-Backed and Mortgage-Backed Securities	21.5%
Sovereign Debt	5.0%
Investments Purchased with Collateral from Securities Lending	12.3%
Money Market Funds	3.0%
Other Assets Less Liabilities	(14.2)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds
holdings)

Banks	16.3%
Oil, Gas & Consumable Fuels	13.5%
Metals & Mining	8.4%
Media	7.9%
Real Estate Investment Trust	4.9%
Insurance	4.4%
Chemicals	4.1%
Diversified Telecommunication Services	4.1%
Energy Equipment & Services	3.7%
Capital Markets	3.5%
Wireless Telecommunication Services	2.6%
Consumer Finance	2.5%
Electric Utilities	2.4%
Diversified Financial Services	2.1%
Other	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	15.9%
AA	2.8%
A	22.8%
BBB	42.6%
BB or Lower	15.6%
N/R (not rated)	0.3%
Total	100%

1	Excluding investments in derivatives.

30	Nuveen Investments

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.1%
$25 Par (or similar) Retail Preferred	0.1%
Corporate Bonds	9.9%
$1,000 Par (or similar) Institutional Preferred	0.1%
Municipal Bonds	0.5%
U.S. Government and Agency Obligations	81.0%
Asset-Backed and Mortgage-Backed Securities	3.8%
Investment Companies	0.2%
Sovereign Debt	0.6%
Investments Purchased with Collateral from Securities Lending	1.4%
Money Market Funds	3.0%
Other Assets Less Liabilities	(0.7)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds holdings)

Health Care Providers & Services	10.4%
Diversified Telecommunication Services	9.8%
Oil, Gas & Consumable Fuels	9.7%
Media	9.3%
Wireless Telecommunication Services	6.2%
Household Durables	3.8%
Metals & Mining	3.7%
Commercial Services & Supplies	3.6%
Auto Components	3.4%
Chemicals	3.1%
Specialty Retail	2.7%
Airlines	2.6%
Independent Power & Renewable Electricity Producers	2.6%
Construction Materials	2.5%
Electric Utilities	2.1%
Banks	2.0%
Technology Hardware, Storage & Peripherals	2.0%
Diversified Financial Services	1.9%
Other	18.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	88.5%
AA	1.2%
A	0.7%
BBB	2.3%
BB or Lower	7.3%
Total	100%

1	Excluding investment companies and investments in derivatives.

Nuveen Investments	31

Holding Summaries as of June 30, 2015 (continued)

Nuveen Intermediate Government Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	0.5%
Municipal Bonds	3.7%
U.S. Government and Agency Obligations	48.1%
Asset-Backed and Mortgage-Backed Securities	46.6%
Investments Purchased with Collateral from Securities Lending	3.3%
Money Market Funds	0.6%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	96.2%
AA	2.1%
A	1.7%
Total	100%

1	Excluding investments in derivatives.

32	Nuveen Investments

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	46.8%
$1,000 Par (or similar) Institutional Preferred	0.5%
Municipal Bonds	2.3%
U.S. Government and Agency Obligations	2.2%
Asset-Backed and Mortgage-Backed Securities	46.0%
Sovereign Debt	0.5%
Investments Purchased with Collateral from Securities Lending	4.7%
Money Market Funds	1.2%
Other Assets Less Liabilities	(4.2)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bonds holdings)

Banks	19.7%
Oil, Gas & Consumable Fuels	9.2%
Capital Markets	7.2%
Media	5.4%
Real Estate Investment Trust	3.8%
Health Care Providers & Services	3.8%
Metals & Mining	3.6%
Chemicals	3.5%
Consumer Finance	3.4%
Diversified Telecommunication Services	3.3%
Insurance	3.0%
Airlines	2.8%
Software	2.7%
Food Products	2.5%
Energy Equipment & Service	2.3%
Diversified Financial Services	2.2%
Technology Hardware, Storage & Peripherals	2.1%
Other	19.5%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	29.3%
AA	11.7%
A	23.4%
BBB	23.0%
BB or Lower	9.3%
N/R (not rated)	3.3%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	33

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2015.

The beginning of the period is January 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$992.50	$989.70	$985.40	$993.70
Expenses Incurred During Period	$3.85	$7.55	$2.11	$2.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.93	$1,017.21	$1,020.06	$1,022.17
Expenses Incurred During Period	$3.91	$7.65	$2.15	$2.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53% and 0.53% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.48% multiplied by the average account value over the period, multiplied by 162/365 (to reflect the 162 days in the period since class commencement of operations).

34	Nuveen Investments

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$998.80	$995.80	$997.80	$997.10	$1,001.00
Expenses Incurred During Period	$3.82	$7.52	$5.05	$2.04	$2.58
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.98	$1,017.26	$1,019.74	$1,020.15	$1,022.22
Expenses Incurred During Period	$3.86	$7.60	$5.11	$2.06	$2.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02% and 0.52% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.46% multiplied by the average account value over the period, multiplied by 162/365 (to reflect the 162 days in the period since class commencement of operations).

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,000.00	$996.60	$997.90	$986.10	$1,002.00
Expenses Incurred During Period	$4.12	$7.82	$5.35	$1.81	$2.88
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.68	$1,016.96	$1,019.44	$1,020.37	$1,021.92
Expenses Incurred During Period	$4.16	$7.90	$5.41	$1.84	$2.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08% and 0.58% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.41% multiplied by the average account value over the period, multiplied by 162/365 (to reflect the 162 days in the period since class commencement of operations).

Nuveen Investments	35

Expense Examples (continued)

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,000.50	$996.80	$999.20	$1,001.90
Expenses Incurred During Period	$4.22	$7.92	$5.45	$2.98
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.58	$1,016.86	$1,019.34	$1,021.82
Expenses Incurred During Period	$4.26	$8.00	$5.51	$3.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.85%, 1.60%, 1.10% and 0.60% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.30	$1,005.30	$1,006.70	$1,009.60	$1,009.50
Expenses Incurred During Period	$3.54	$7.26	$4.78	$1.92	$2.29
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.55	$1,020.03	$1,020.28	$1,022.51
Expenses Incurred During Period	$3.56	$7.30	$4.81	$1.93	$2.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.71%, 1.46%, 0.96% and 0.46% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.43% multiplied by the average account value over the period, multiplied by 162/365 (to reflect the 162 days in the period since class commencement of operations).

36	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund (each a series of Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund and Nuveen Short Term Bond Fund for the periods ended June 30, 2011 and prior were audited by other independent auditors whose report dated August 26, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

August 27, 2015

Nuveen Investments	37

Nuveen Core Bond Fund

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.0%

	CORPORATE BONDS – 43.4%

	Banks – 6.6%

$1,275	Abbey National Treasury Services PLC of London	3.050%	8/23/18	A	$1,319,109

655	Bancolombia SA	5.950%	6/03/21	Baa2	718,208

1,240	Bank of America Corporation	5.750%	12/01/17	A	1,350,830

2,565	Bank of America Corporation, (3)	4.000%	4/01/24	A	2,610,080

2,000	Citigroup Inc.	4.500%	1/14/22	A	2,154,316

807	Fifth Third Bancorp.	3.500%	3/15/22	A	820,793

1,110	General Electric Capital Corporation	6.875%	1/10/39	AA+	1,490,368

900	JPMorgan Chase & Company	4.500%	1/24/22	A+	964,506

1,745	JPMorgan Chase & Company	3.200%	1/25/23	A+	1,711,466

1,240	JPMorgan Chase & Company	3.375%	5/01/23	A	1,204,064

1,000	JPMorgan Chase & Company, (3)	6.400%	5/15/38	A+	1,239,239
14,537	Total Banks				15,582,979

	Beverages – 0.7%

580	Anheuser Busch InBev Finance Inc., (3)	3.700%	2/01/24	A	593,635

1,070	Anheuser Busch InBev	2.500%	7/15/22	A	1,028,994
1,650	Total Beverages				1,622,629

	Capital Markets – 4.7%

665	Charles Schwab Corporation	3.000%	3/10/25	A	652,277

1,250	Deutsche Bank AG London	2.500%	2/13/19	A	1,256,356

3,500	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,981,142

1,090	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	1,278,513

1,200	Morgan Stanley	6.625%	4/01/18	A	1,346,467

335	Morgan Stanley	3.750%	2/25/23	A	338,732

1,165	Morgan Stanley, (3)	4.350%	9/08/26	A–	1,141,560

1,105	State Street Corporation	3.300%	12/16/24	AA–	1,103,076
10,310	Total Capital Markets				11,098,123

	Communications Equipment – 0.8%

1,915	Qualcomm, Inc.	3.450%	5/20/25	A+	1,866,133

	Containers & Packaging – 0.4%

905	Packaging Corporation of America	3.650%	9/15/24	BBB	886,839

	Diversified Financial Services – 0.6%

1,515	Rabobank Nederland	3.875%	2/08/22	Aa2	1,576,065

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services – 2.4%

$1,250	AT&T, Inc., (3)	5.550%	8/15/41	A–	$1,280,713

2,020	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,013,639

2,170	Verizon Communications	5.150%	9/15/23	A–	2,375,805
5,440	Total Diversified Telecommunication Services				5,670,157

	Electric Utilities – 0.7%

1,615	Exelon Generation Co. LLC	4.250%	6/15/22	BBB	1,653,108

	Energy Equipment & Services – 2.0%

1,000	Diamond Offshore Drilling Inc., (3)	5.700%	10/15/39	A3	875,331

1,110	Ensco PLC, (3)	4.700%	3/15/21	BBB+	1,130,646

1,500	Nabors Industries Inc., (3)	4.625%	9/15/21	BBB	1,490,207

1,350	Origin Energy Finance Limited, 144A	3.500%	10/09/18	Baa2	1,384,880
4,960	Total Energy Equipment & Services				4,881,064

	Food & Staples Retailing – 0.6%

1,380	Walgreen Company	3.100%	9/15/22	BBB	1,340,292

	Food Products – 0.5%

1,130	Mondelez International Inc.	2.250%	2/01/19	Baa1	1,131,823

	Health Care Equipment & Supplies – 0.9%

680	Becton Dickinson & Company	3.734%	12/15/24	BBB+	677,712

1,355	Ochsner Clinic Foundation	5.897%	5/15/45	Baa1	1,392,229
2,035	Total Health Care Equipment & Supplies				2,069,941

	Health Care Providers & Services – 3.0%

2,965	Mayo Clinic Rochester	3.774%	11/15/43	AA	2,729,131

970	NYU Hospitals Center	4.784%	7/01/44	A–	956,605

1,215	UnitedHealth Group Incorporated	2.875%	3/15/22	A+	1,179,810

1,315	Wellpoint Inc.	3.125%	5/15/22	A	1,277,967

1,065	Zoetis Incorporated	3.250%	2/01/23	Baa2	1,031,779
7,530	Total Health Care Providers & Services				7,175,292

	Household Products – 0.4%

945	Macys Retail Holdings Inc.	4.375%	9/01/23	BBB+	996,547

	Insurance – 1.4%

1,000	AFLAC Insurance	6.450%	8/15/40	A	1,215,274

555	Hartford Financial Services Group Inc.	6.000%	1/15/19	BBB+	620,163

1,370	Lincoln National Corporation	4.200%	3/15/22	A–	1,437,596
2,925	Total Insurance				3,273,033

	Internet & Catalog Retail – 0.4%

980	Amazon.com Incorporated	3.800%	12/05/24	AA–	983,666

Nuveen Investments	39

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Leisure Products – 0.6%

$1,525	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	$1,485,005

	Media – 3.7%

1,000	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	1,030,301

680	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	827,512

785	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	862,258

835	CBS Corporation	7.875%	7/30/30	BBB	1,085,737

1,640	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	1,649,433

1,460	Discovery Communications Inc.	5.050%	6/01/20	BBB	1,598,847

1,460	NBC Universal Media LLC	6.400%	4/30/40	A–	1,812,939
7,860	Total Media				8,867,027

	Metals & Mining – 2.7%

715	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	651,060

1,230	Freeport McMoRan, Inc., (3)	3.550%	3/01/22	BBB	1,138,522

945	Newmont Mining Corporation, (3)	3.500%	3/15/22	BBB	901,852

1,490	Nucor Corporation	4.000%	8/01/23	A	1,511,884

1,240	Rio Tinto Finance USA PLC, (3)	2.875%	8/21/22	A–	1,200,502

1,250	Teck Resources Limited	6.250%	7/15/41	BBB–	1,005,913
6,870	Total Metals & Mining				6,409,733

	Oil, Gas & Consumable Fuels – 3.5%

1,100	Apache Corporation, (3)	4.250%	1/15/44	BBB+	955,277

1,055	Cenovus Energy Inc.	4.450%	9/15/42	BBB+	920,582

1,110	EOG Resources Inc.	4.100%	2/01/21	A–	1,192,749

960	Marathon Petroleum Corporation	6.500%	3/01/41	BBB	1,090,571

1,120	Rowan Companies Inc.	4.875%	6/01/22	BBB–	1,112,410

860	Southwestern Energy Company, (3)	4.100%	3/15/22	BBB–	843,602

1,280	Spectra Energy Partners LP	4.750%	3/15/24	BBB	1,352,748

775	Valero Energy Corporation	3.650%	3/15/25	BBB	753,564
8,260	Total Oil, Gas & Consumable Fuels				8,221,503

	Pharmaceuticals – 0.8%

995	Merck & Company Inc.	2.750%	2/10/25	AA	954,140

975	Perrigo Company Limited, (3)	4.000%	11/15/23	BBB	988,077
1,970	Total Pharmaceuticals				1,942,217

	Real Estate Investment Trust – 2.2%

1,405	American Tower Company	5.000%	2/15/24	BBB	1,485,283

1,385	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	1,350,759

1,170	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	1,175,590

1,255	WP Carey Inc.	4.600%	4/01/24	Baa2	1,260,100
5,215	Total Real Estate Investment Trust				5,271,732

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.4%

$895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A3	$888,606

	Semiconductors & Semiconductor Equipment – 0.5%

1,040	Applied Materials Inc.	4.300%	6/15/21	A–	1,112,674

	Software – 0.4%

965	Computer Sciences Corporation	4.450%	9/15/22	BBB+	990,554

	Specialty Retail – 1.2%

1,000	AutoZone Inc.	3.700%	4/15/22	Baa1	1,025,311

795	Home Depot, Inc.	2.625%	6/01/22	A	781,894

1,000	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	964,876
2,795	Total Specialty Retail				2,772,081

	Technology Hardware, Storage & Peripherals – 0.4%

905	Hewlett Packard Company	4.650%	12/09/21	A–	960,584

	Tobacco – 0.5%

1,215	Reynolds American Inc.	3.250%	11/01/22	BBB–	1,170,235

	Transportation Infrastructure – 0.4%

1,000	Sydney Airport Finance Company Party Limited, 144A	3.900%	3/22/23	BBB	1,016,530
$100,287	Total Corporate Bonds (cost $102,996,951)				102,916,172

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.6%

	Banks – 0.3%

$700	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	$692,125

	Insurance – 0.3%

780	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	811,200
$1,480	Total $1,000 Par (or similar) Institutional Preferred (cost $1,341,607)				1,503,325

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 12.0%

$2,825	Fannie Mae Notes	1.500%	6/22/20	Aaa	$2,791,498

2,595	Federal National Mortgage Association	2.375%	7/28/15	Aaa	2,599,235

2,055	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,305,948

60	Freddie Mac Reference Notes	1.750%	5/30/19	Aaa	60,653

250	U.S. Treasury Bonds	2.750%	11/15/42	Aaa	232,578

1,470	U.S. Treasury Bonds, (3)	3.625%	2/15/44	Aaa	1,616,196

2,830	U.S. Treasury Notes	2.625%	8/15/20	Aaa	2,959,339

2,550	U.S. Treasury Notes	0.375%	2/15/16	Aaa	2,553,188

Nuveen Investments	41

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$4,775		U.S. Treasury Notes	0.875%	1/31/18	Aaa	$4,775,745

4,910		U.S. Treasury Notes	2.500%	5/15/24	Aaa	4,994,005

830		U.S. Treasury Notes	2.375%	8/15/24	Aaa	834,475

2,695		U.S. Treasury Notes	2.000%	2/15/25	Aaa	2,618,360
$27,845		Total U.S. Government and Agency Obligations (cost $28,251,021)				28,341,220

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 40.4%

$1,358		321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,427,336

905		American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	931,380

—	(5)	Amresco Residential Securities Corporation, Mortgage Loan Pass-Through Certificates, Series 1997-3	6.960%	3/25/27	Baa2	—

2,340		Cabela’s Master Credit Card Trust, Series 2010-2A	2.290%	9/17/18	AAA	2,348,487

2,000		Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/10/45	Aaa	2,021,240

1,882		Colony Anerican Homes Trust 2014-1A	1.400%	5/17/31	Aaa	1,871,481

—	(5)	ContiMortgage Home Equity Loan Trust, Series 1997-2	7.090%	4/15/28	AAA	363

438		Fannie Mae Mortgage Pool 725111	2.355%	9/01/33	Aaa	468,516

1,034		Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	1,146,603

358		Fannie Mae Mortgage Pool 848390	1.978%	12/01/35	Aaa	376,276

1,664		Fannie Mae Mortgage Pool 879906	2.433%	10/01/33	Aaa	1,772,939

724		Fannie Mae Mortgage Pool 886034	2.702%	7/01/36	Aaa	777,150

2,014		Fannie Mae Mortgage Pool 890310	4.500%	12/01/40	Aaa	2,181,668

1,591		Fannie Mae Mortgage Pool 960605	5.000%	8/01/37	Aaa	1,759,223

564		Fannie Mae Mortgage Pool 995949	2.459%	9/01/36	Aaa	600,616

2,971		Fannie Mae Mortgage Pool AB2085	4.000%	1/01/41	Aaa	3,164,932

3,378		Fannie Mae Mortgage Pool AB9659	3.000%	6/01/43	Aaa	3,380,966

2,234		Fannie Mae Mortgage Pool AD1593	4.500%	2/01/40	Aaa	2,420,742

1,509		Fannie Mae Mortgage Pool AE0058	2.418%	7/01/36	Aaa	1,608,940

2,783		Fannie Mae Mortgage Pool AE0217	4.500%	8/01/40	Aaa	3,015,339

2,202		Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	2,274,931

1,080		Fannie Mae Mortgage Pool AH3804	4.000%	2/01/41	Aaa	1,150,206

3,011		Fannie Mae Mortgage Pool AH5575	4.000%	2/01/41	Aaa	3,207,217

1,255		Fannie Mae Mortgage Pool AH5583	4.500%	2/01/41	Aaa	1,360,111

3,155		Fannie Mae Mortgage Pool AH8954	4.000%	4/01/41	Aaa	3,360,010

1,500		Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	1,625,592

2,581		Fannie Mae Mortgage Pool AL0215	4.500%	4/01/41	Aaa	2,798,251

1,940		Fannie Mae Mortgage Pool AO9636	2.500%	7/01/27	Aaa	1,978,284

3,316		Fannie Mae Mortgage Pool AU2412	3.000%	12/01/44	Aaa	3,307,186

3,186		Fannie Mae Mortgage Pool AU3353	3.000%	8/01/43	Aaa	3,186,476

42	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,355		Fannie Mae Mortgage Pool AY3376, (WI/DD)	3.500%	4/01/45	Aaa	$2,429,898

3,823		Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	4,067,243

3		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-89 K	6.500%	7/25/20	Aaa	3,381

1,615		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	1,664,333

1,556		Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.391%	7/25/24	Aaa	1,555,225

5		Federal Home Loan Mortgage Corporation, REMIC 1167 E	7.500%	11/15/21	Aaa	5,407

9		Federal Home Loan Mortgage Corporation, REMIC 1286 A	6.000%	5/15/22	Aaa	9,811

651		Federal Home Loan Mortgage Corporation, REMIC 2750 HE	5.000%	2/15/19	Aaa	673,144

330		Freddie Mac Gold Pool 786281	2.512%	1/01/28	Aaa	350,752

272		Freddie Mac Gold Pool 847161	2.400%	5/01/31	Aaa	284,389

299		Freddie Mac Gold Pool 847190	2.418%	4/01/29	Aaa	311,060

1,095		Freddie Mac Gold Pool 847209	2.331%	10/01/30	Aaa	1,142,110

735		Freddie Mac Gold Pool 847210	2.353%	9/01/33	Aaa	786,896

1,400		Freddie Mac Gold Pool G05852	5.500%	3/01/39	Aaa	1,566,288

880		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.368%	5/25/45	Aaa	895,727

—	(5)	Ginnie Mae Mortgage Pool AB3194	4.500%	6/01/41	Aaa	—

3,287		Ginnie Mae Mortgage Pool MA2521	3.500%	1/20/45	Aaa	3,427,839

3,726		Government National Mortgage Association Pool AA5391	3.500%	6/15/42	Aaa	3,871,127

1,705		Invitation Homes Trust 2013-SFR1	1.400%	12/17/30	Aaa	1,697,697

1,269		Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	1,337,647

156		Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	156,802

148		Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.518%	8/25/34	N/R	147,633

1,351		Structured Agency Credit Risk Debt Notes, 2013-DN2	1.641%	11/25/23	Baa1	1,353,075

3		U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	3,459

1,904		U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/10/20	Aaa	1,955,315

3,086		United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	3,219,226

1,664		Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	1,677,098

2,000		Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C29	3.637%	6/15/48	Aaa	2,045,610

3,220		Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3	4.375%	3/15/44	Aaa	3,488,985
$91,520		Total Asset-Backed and Mortgage-Backed Securities (cost $93,253,769)				95,649,638

Nuveen Investments	43

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.6%

	Mexico – 0.6%

$1,400	United Mexican States	5.625%	1/15/17	A3	$1,491,700
$1,400	Total Sovereign Debt (cost $1,387,694)				1,491,700
	Total Long-Term Investments (cost $227,231,042)				229,902,055

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 5.8%

	Money Market Funds – 5.8%

13,740,808	Mount Vernon Securities Lending Trust Prime Portfolio, (7)	0.234% (6)			$13,740,808
	Total Investments Purchased with Collateral from Securities Lending (cost $13,740,808)				13,740,808

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 2.7%

	Money Market Funds – 2.7%

6,366,153	First American Treasury Obligations Fund, Class Z	0.000% (6)			$6,366,153
	Total Short-Term Investments (cost $6,366,153)				6,366,153
	Total Investments (cost $247,338,003) – 105.5%				250,009,016
	Other Assets Less Liabilities – (5.5)% (8)				(12,976,537)
	Net Assets – 100%				$237,032,479

Investments in Derivatives as of June 30, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan*	$5,000,000	Receive	3-Month USD-LIBOR-ICE	2.739%	Semi-Annually	11/21/23	$(187,062)	$(187,431)
JPMorgan*	6,000,000	Receive	3-Month USD-LIBOR-ICE	2.354	Semi-Annually	5/21/25	30,316	30,316
	$11,000,000						$(156,746)	$(157,115)
*	Citigroup is the clearing broker for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(45)	9/15	$(9,852,188)	$2,109	$(14,334)
U.S. Treasury 5-Year Note	Short	(11)	9/15	(1,311,836)	430	(362)
U.S. Treasury 10-Year Note	Short	(53)	9/15	(6,687,109)	1,656	(48,825)
U.S. Treasury Long Bond	Short	(11)	9/15	(1,659,281)	688	(21,901)
U.S. Treasury Ultra Bond	Long	48	9/15	7,395,000	(2,867)	(157,027)
				$(12,115,414)	$2,016	$(242,449)
*	The aggregate Notional Amount at Value of long and short positions is $7,395,000 and $(19,510,414), respectively.

44	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $13,267,344.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed-delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	45

Nuveen Core Plus Bond Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.9%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 2.5%

	Banks – 1.6%

159,208	PNC Financial Services	6.125%		Baa2	$4,368,667

95,750	Regions Financial Corporation	6.375%		BB	2,410,028

90,000	Wells Fargo & Company	6.625%		BBB	2,484,000
	Total Banks				9,262,695

	Consumer Finance – 0.4%

83,000	Discover Financial Services, (3)	6.500%		BB–	2,114,010

	Insurance – 0.5%

104,794	Endurance Specialty Holdings Limited, (3)	7.500%		BBB–	2,721,500
	Total $25 Par (or similar) Retail Preferred (cost $13,611,300)				14,098,205

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 62.3%

	Aerospace & Defense – 0.7%

$1,000	Bombardier Inc., 144A, (3)	6.125%	1/15/23	B+	$887,500

2,780	Exelis, Inc.	5.550%	10/01/21	BBB–	3,058,867
3,780	Total Aerospace & Defense				3,946,367

	Air Freight & Logistics – 0.2%

1,130	XPO Logistics, Inc., 144A	6.500%	6/15/22	B1	1,105,988

	Airlines – 0.3%

1,639	Northwest Airlines Trust Pass-Through Certificates 2007-1	7.027%	11/01/19	A	1,839,478

	Banks – 10.2%

2,900	Bancolombia SA	5.950%	6/03/21	Baa2	3,179,850

2,955	Bank of America Corporation, (3)	4.000%	4/01/24	A	3,006,934

4,240	Bank of America Corporation	4.250%	10/22/26	A–	4,153,517

1,795	Bank of America Corporation, (3)	6.250%	3/05/65	BB+	1,787,156

2,965	Barclays Bank PLC	3.650%	3/16/25	A	2,804,291

1,845	CIT Group Inc.	5.000%	8/01/23	BB+	1,817,325

3,425	Citigroup Inc.	4.500%	1/14/22	A	3,689,266

5,000	Citigroup Inc.	3.875%	10/25/23	A	5,102,600

1,000	Citigroup Inc.	3.750%	6/16/24	A	1,005,925

2,000	Citigroup Inc.	4.300%	11/20/26	A–	1,955,644

2,915	General Electric Capital Corporation	6.875%	1/10/39	AA+	3,913,895

1,890	HSBC Holdings PLC	6.800%	6/01/38	A+	2,346,711

3,455	JPMorgan Chase & Company	6.750%	12/31/49	BBB–	3,691,426

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,345	JPMorgan Chase & Company	4.500%	1/24/22	A+	$1,441,400

2,665	JPMorgan Chase & Company	3.200%	1/25/23	A+	2,613,787

1,680	JPMorgan Chase & Company	3.375%	5/01/23	A	1,631,312

2,180	JPMorgan Chase & Company, (3)	6.400%	5/15/38	A+	2,701,541

1,200	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,275,884

1,400	Santander UK PLC, 144A	5.000%	11/07/23	A–	1,432,598

2,520	Societe Generale, 144A	5.000%	1/17/24	A–	2,523,417

1,470	Standard Chartered PLC, 144A, (3)	5.700%	3/26/44	A+	1,523,908

1,490	Standard Chartered PLC, 144A, (3)	6.500%	12/29/49	BBB	1,502,854

1,200	State Bank of India London, 144A	4.875%	4/17/24	BBB–	1,254,736

1,220	Wells Fargo & Company	3.450%	2/13/23	A+	1,213,394
54,755	Total Banks				57,569,371

	Biotechnology – 0.4%

2,405	Baxalta Inc., 144A	4.000%	6/23/25	BBB+	2,387,114

	Building Products – 0.8%

1,695	Masco Corporation	5.950%	3/15/22	BBB	1,902,638

948	Odebrecht Offshore Drilling Finance Limited, 144A	6.625%	10/01/22	BB	658,791

2,120	Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,148,764
4,763	Total Building Products				4,710,193

	Capital Markets – 2.2%

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,412,407

3,685	Goldman Sachs Group, Inc., (3)	6.750%	10/01/37	A–	4,322,313

4,105	Morgan Stanley	5.500%	7/28/21	A	4,630,805
10,790	Total Capital Markets				12,365,525

	Chemicals – 2.6%

2,000	Agrium Inc.	3.375%	3/15/25	BBB	1,901,612

2,375	Braskem Finance Limited, 144A, (3)	5.750%	4/15/21	BBB–	2,256,250

3,830	Incitec Pivot Finance, 144A	6.000%	12/10/19	BBB	4,241,246

1,400	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,459,668

1,830	NOVA Chemicals Corporation, 144A, (3)	5.000%	5/01/25	BB+	1,857,450

1,750	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	BB–	1,806,875

1,000	PolyOne Corporation, (3)	5.250%	3/15/23	BB	990,000
14,185	Total Chemicals				14,513,101

	Commercial Services & Supplies – 0.4%

1,000	ADT Corporation, (3)	6.250%	10/15/21	BBB–	1,050,000

990	R.R. Donnelley & Sons Company, (3)	7.625%	6/15/20	BB–	1,113,750
1,990	Total Commercial Services & Supplies				2,163,750

Nuveen Investments	47

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction & Engineering – 0.2%

$1,050	AECOM Technology Corporation, 144A	5.750%	10/15/22	BB–	$1,063,125

	Construction Materials – 0.3%

1,800	Norbord Inc., 144A, (3)	5.375%	12/01/20	Ba2	1,791,000

	Consumer Finance – 1.5%

3,348	Capital One Bank	3.375%	2/15/23	Baa1	3,252,184

1,500	Discover Bank	4.250%	3/13/26	BBB+	1,481,975

1,790	Discover Financial Services	5.200%	4/27/22	BBB+	1,903,252

2,000	Ford Motor Credit Company	4.250%	9/20/22	BBB–	2,082,874
8,638	Total Consumer Finance				8,720,285

	Containers & Packaging – 0.8%

2,470	Packaging Corporation of America	3.650%	9/15/24	BBB	2,420,435

1,945	Rock-Tenn Company	4.900%	3/01/22	BBB	2,094,337
4,415	Total Containers & Packaging				4,514,772

	Diversified Financial Services – 1.3%

2,600	BNP Paribas, (3)	4.250%	10/15/24	A	2,564,286

1,500	Fly Leasing Limited	6.750%	12/15/20	BB	1,545,000

3,050	Rabobank Nederland	3.875%	2/08/22	Aa2	3,172,936
7,150	Total Diversified Financial Services				7,282,222

	Diversified Telecommunication Services – 2.6%

2,970	AT&T, Inc., (3)	5.550%	8/15/41	A–	3,042,973

3,190	Qwest Corporation	6.750%	12/01/21	BBB–	3,520,963

2,610	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,601,781

1,000	Verizon Communications	5.150%	9/15/23	A–	1,094,841

1,000	Verizon Communications, (3)	3.500%	11/01/24	A–	972,659

2,010	Verizon Communications	6.900%	4/15/38	A–	2,404,163

700	Verizon Communications	6.550%	9/15/43	A–	818,828
13,480	Total Diversified Telecommunication Services				14,456,208

	Electric Utilities – 1.5%

1,500	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	BBB+	1,567,500

2,500	Exelon Generation Co. LLC	4.250%	6/15/22	BBB	2,558,990

2,090	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	2,144,407

2,095	PPL Capital Funding Inc.	3.500%	12/01/22	BBB+	2,119,985
8,185	Total Electric Utilities				8,390,882

	Electronic Equipment, Instruments & Components – 0.2%

1,025	Anixter Inc.	5.125%	10/01/21	BB+	1,042,938

	Energy Equipment & Services – 2.3%

2,180	Diamond Offshore Drilling Inc., (3)	5.700%	10/15/39	A3	1,908,222

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services (continued)

$3,870	Ensco PLC, (3)	4.700%	3/15/21	BBB+	$3,941,982

2,000	Nabors Industries Inc.	4.625%	9/15/21	BBB	1,986,942

1,260	Noble Holding International Limited, GDR, (3)	5.950%	4/01/25	BBB	1,242,331

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	Baa2	2,051,674

1,880	Weatherford International PLC	7.000%	3/15/38	BBB–	1,796,959
13,190	Total Energy Equipment & Services				12,928,110

	Food & Staples Retailing – 0.7%

1,600	Kraft Foods Inc.	5.000%	6/04/42	BBB–	1,594,435

1,000	Supervalu Inc., (3)	6.750%	6/01/21	B	1,010,000

1,455	Walgreens Boots Alliance, Inc., (3)	3.800%	11/18/24	BBB	1,424,995
4,055	Total Food & Staples Retailing				4,029,430

	Food Products – 0.1%

750	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB+	757,500

	Health Care Equipment & Supplies – 0.2%

1,320	Becton Dickinson & Company	3.734%	12/15/24	BBB+	1,315,560

	Health Care Providers & Services – 0.5%

2,185	UnitedHealth Group Incorporated	6.875%	2/15/38	A+	2,874,033

	Hotels, Restaurants & Leisure – 0.3%

1,550	Wynn Macau Limited, 144A, (3)	5.250%	10/15/21	BB	1,464,750

	Household Durables – 0.5%

1,500	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	1,493,130

1,375	Harman International Industries, Inc.	4.150%	5/15/25	BBB–	1,355,080
2,875	Total Household Durables				2,848,210

	Insurance – 2.7%

3,975	AFLAC Insurance	6.450%	8/15/40	A	4,830,714

1,650	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	1,439,625

3,015	Liberty Mutual Group Inc., 144A	5.000%	6/01/21	BBB	3,290,143

1,760	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	1,892,014

2,000	Lincoln National Corporation	4.200%	3/15/22	A–	2,098,680

1,640	Pacific LifeCorp., 144A	6.000%	2/10/20	BBB+	1,852,856
14,040	Total Insurance				15,404,032

	Leisure Products – 0.5%

2,950	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	2,872,633

	Machinery – 0.8%

1,500	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	1,552,500

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,190,997

1,850	Ingersoll-Rand Luxembourg Finance SA, (3)	3.550%	11/01/24	BBB	1,810,151
4,470	Total Machinery				4,553,648

Nuveen Investments	49

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 4.9%

$3,590	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	$4,368,779

1,470	CBS Corporation	3.500%	1/15/25	BBB	1,406,452

1,500	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB–	1,458,750

5,565	DIRECTV Holdings LLC	3.800%	3/15/22	BBB	5,597,010

2,000	Dish DBS Corporation	4.250%	4/01/18	BB–	2,035,000

1,895	NBC Universal Media LLC	6.400%	4/30/40	A–	2,353,095

1,925	NBC Universal Media LLC, (3)	4.450%	1/15/43	A–	1,850,110

1,250	Numericable Group SA, 144A	6.000%	5/15/22	Ba3	1,232,031

1,635	SES SA, 144A	3.600%	4/04/23	BBB	1,658,856

1,300	Sinclair Television Group, (3)	6.375%	11/01/21	B+	1,342,250

1,800	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	1,791,000

1,250	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	1,306,250

1,500	WMG Acquisition Group, 144A, (3)	6.000%	1/15/21	B+	1,530,000
26,680	Total Media				27,929,583

	Metals & Mining – 5.2%

3,035	Alcoa Inc.	5.400%	4/15/21	BBB–	3,181,044

1,625	Allegheny Technologies Inc.	6.625%	8/15/23	BB+	1,655,469

3,620	Anglogold Holdings PLC	6.500%	4/15/40	Baa3	3,296,278

1,570	ArcelorMittal	7.000%	2/25/22	Ba1	1,691,675

1,380	Cliffs Natural Resources Inc., (3)	4.200%	1/15/18	BB–	655,500

1,500	First Quantum Minerals Limited, 144A, (3)	6.750%	2/15/20	BB–	1,451,250

1,535	Freeport McMoRan, Inc., (3)	3.550%	3/01/22	BBB	1,420,839

3,700	Newmont Mining Corporation, (3)	3.500%	3/15/22	BBB	3,531,062

2,000	Nucor Corporation	4.000%	8/01/23	A	2,029,374

2,770	Rio Tinto Finance USA PLC, (3)	2.875%	8/21/22	A–	2,681,767

1,440	Teck Resources Limited	6.250%	7/15/41	BBB–	1,158,811

1,050	Vale Overseas Limited, (3)	4.375%	1/11/22	BBB+	1,025,800

1,890	Vale Overseas Limited, (3)	6.875%	11/10/39	BBB+	1,818,936

1,160	Xstrata Finance Canada Limited, 144A	4.250%	10/25/22	BBB	1,139,826

1,075	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	1,157,984

1,755	Yamana Gold Inc.	4.950%	7/15/24	Baa3	1,690,472
31,105	Total Metals & Mining				29,586,087

	Multiline Retail – 0.2%

1,250	Family Tree Escrow LLC, 144A, (3)	5.250%	3/01/20	Ba3	1,307,813

	Oil, Gas & Consumable Fuels – 8.4%

3,230	Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	3,640,262

1,570	Apache Corporation	4.250%	1/15/44	BBB+	1,363,441

1,750	Baytex Energy Corporation	6.625%	7/19/22	BB	1,436,149

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$1,685	Berkshire Hathaway Energy Company, (3)	6.125%	4/01/36	A3	$1,985,034

2,000	California Resources Corporation, (3)	5.500%	9/15/21	BB	1,740,400

1,250	Calumet Specialty Products, (3)	6.500%	4/15/21	B+	1,231,250

370	Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	391,174

2,000	Canadian Oil Sands Trust, 144A, (3)	7.750%	5/15/19	Baa2	2,175,294

1,500	Cenovus Energy Inc., (3)	3.800%	9/15/23	BBB+	1,482,099

1,800	Chesapeake Energy Corporation, (3)	6.125%	2/15/21	BB+	1,692,000

2,750	CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	2,808,432

2,000	Continental Resources Inc.	5.000%	9/15/22	BBB–	1,961,262

1,125	EnLink Midstream Partners LP	4.150%	6/01/25	BBB	1,095,356

700	Hess Corporation, (3)	3.500%	7/15/24	BBB	674,652

1,615	Kinder Morgan Energy Partners, LP, (3)	4.250%	9/01/24	BBB–	1,572,905

2,000	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,965,000

1,470	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,466,325

2,255	Petro Canada	6.800%	5/15/38	A–	2,846,076

1,295	Petrobras International Finance Company	6.875%	1/20/40	BBB–	1,153,664

1,900	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	2,048,823

2,000	Sabine Pass Liquefaction LLC, (3)	5.625%	2/01/21	BB+	2,040,000

1,955	Southwestern Energy Company, (3)	4.100%	3/15/22	BBB–	1,917,724

2,560	Spectra Energy Partners LP	4.750%	3/15/24	BBB	2,705,495

1,750	Targa Resources Inc.	4.250%	11/15/23	BB+	1,618,750

2,500	Transocean Inc., (3)	4.300%	10/15/22	BBB–	1,881,250

1,610	Valero Energy Corporation	3.650%	3/15/25	BBB	1,565,469

1,380	Woodside Finance Limtied, 144A	3.650%	3/05/25	BBB+	1,325,313
48,020	Total Oil, Gas & Consumable Fuels				47,783,599

	Paper & Forest Products – 0.8%

1,100	Domtar Corporation	4.400%	4/01/22	BBB–	1,117,896

1,785	Domtar Corporation	6.750%	2/15/44	BBB–	1,886,768

1,500	Resolute Forest Products	5.875%	5/15/23	BB–	1,365,000
4,385	Total Paper & Forest Products				4,369,664

	Personal Products – 0.6%

2,265	International Paper Company	8.700%	6/15/38	BBB	3,103,705

	Pharmaceuticals – 0.2%

1,000	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	2/01/25	B1	1,016,250

	Real Estate Investment Trust – 3.1%

2,780	American Tower Company	5.000%	2/15/24	BBB	2,938,852

1,670	ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	1,626,513

2,200	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	2,145,609

Nuveen Investments	51

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Investment Trust (continued)

$1,865	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	$1,907,569

1,815	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	1,823,672

1,200	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,284,612

2,995	Prologis Inc.	6.875%	3/15/20	BBB+	3,459,734

2,315	Realty Income Corporation	3.250%	10/15/22	BBB+	2,247,349
16,840	Total Real Estate Investment Trust				17,433,910

	Software – 0.9%

2,750	Computer Sciences Corporation	4.450%	9/15/22	BBB+	2,822,823

2,000	Total System Services Inc.	3.750%	6/01/23	BBB+	1,964,824
4,750	Total Software				4,787,647

	Specialty Retail – 0.3%

1,225	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	1,292,375

500	Guitar Center Inc., 144A	6.500%	4/15/19	B–	457,500
1,725	Total Specialty Retail				1,749,875

	Technology Hardware, Storage & Peripherals – 0.6%

1,965	Apple Inc.	3.850%	5/04/43	AA+	1,788,504

1,750	NCR Corporation	5.000%	7/15/22	BB	1,774,063
3,715	Total Technology Hardware, Storage & Peripherals				3,562,567

	Tobacco – 0.4%

2,200	Altria Group Inc.	2.850%	8/09/22	BBB+	2,114,664

	Trading Companies & Distributors – 0.3%

1,925	Air Lease Corporation	3.875%	4/01/21	BBB–	1,944,250

	Wireless Telecommunication Services – 1.6%

1,000	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	981,650

2,000	Frontier Communications Corporation, (3)	8.500%	4/15/20	BB	2,090,999

1,100	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	1,130,249

1,500	Softbank Corporation, 144A, (3)	4.500%	4/15/20	BB+	1,505,624

1,000	Sprint Corporation	7.250%	9/15/21	B+	974,999

1,325	T-Mobile USA Inc.	6.731%	4/28/22	BB	1,381,312

1,422	Viacom Inc.	4.375%	3/15/43	BBB+	1,152,037
9,347	Total Wireless Telecommunication Services				9,216,870
$343,772	Total Corporate Bonds (cost $345,040,618)				352,816,709

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.5%

	Banks – 3.3%

$1,620	Fifth Third Bancorp.	5.100%	N/A (4)	Baa3	$1,518,750

4,000	General Electric Capital Corporation	7.125%	N/A (4)	A+	4,615,000

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$3,000	HSBC Holdings PLC	6.375%	N/A (4)	BBB	$3,007,500

1,525	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	1,503,554

1,485	SunTrust Bank Inc., (3)	5.625%	N/A (4)	Baa3	1,494,281

3,500	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	3,460,625

2,760	Wells Fargo Capital Trust X	5.950%	12/15/36	Baa1	2,805,540
17,890	Total Banks				18,405,250

	Capital Markets – 0.6%

2,415	Goldman Sachs Capital II	4.000%	N/A (4)	Ba1	1,838,419

1,500	UBS Group AG, Reg S	7.125%	N/A (4)	BB+	1,561,650
3,915	Total Capital Markets				3,400,069

	Consumer Finance – 0.7%

1,485	American Express Company	5.200%	N/A (4)	Baa2	1,474,011

1,100	American Express Company	4.900%	N/A (4)	Baa2	1,065,680

1,375	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	1,362,969
3,960	Total Consumer Finance				3,902,660

	Electric Utilities – 0.3%

1,785	Electricite de France, 144A	5.250%	N/A (4)	A–	1,787,231

	Insurance – 1.6%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,584,375

1,585	Catlin Insurance Company Limited, 144A	7.249%	N/A (4)	BBB+	1,481,975

1,895	Principal Financial Group	4.700%	5/15/55	Baa2	1,885,525

1,500	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,485,750

2,755	ZFS Finance USA Trust V, 144A	6.500%	5/09/37	A	2,865,200
9,235	Total Insurance				9,302,825
$36,785	Total $1,000 Par (or similar) Institutional Preferred (cost $35,956,994)				36,798,035

Principal Amount (000)	Description (1)		Optional Call Provision (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.1%

	Illinois – 1.1%

$5,765	Illinois State, General Obligation Bonds, Taxable Series 2011, 5.877%, 3/01/19		No Opt. Call	A–	$6,211,787
$5,765	Total Municipal Bonds (cost $5,765,000)				6,211,787

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 21.5%

$3,116	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$3,274,663

1,250	American Homes 4 Rent, Series 2014-SFR1	2.350%	6/17/31	Baa2	1,226,040

1,612	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	1,659,179

3,165	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	3,615,984

Nuveen Investments	53

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$568	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	$138,278

1,250	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	BB+	1,231,964

750	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	3.450%	3/15/19	A2	758,756

2,000	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.588%	6/15/34	A	2,000,460

118	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	AA+	120,031

1,139	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	1,041,217

875	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.379%	2/25/34	A	851,118

258	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	2.441%	9/25/23	BB+	252,566

1,095	Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.737%	4/15/27	A–	1,090,173

2,327	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.195%	4/25/33	A	2,228,548

83	Fannie Mae Mortgage Pool 250551	7.000%	5/01/26	Aaa	95,741

362	Fannie Mae Mortgage Pool 252255	6.500%	2/01/29	Aaa	420,217

586	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	644,473

626	Fannie Mae Mortgage Pool 254379	7.000%	7/01/32	Aaa	739,651

481	Fannie Mae Mortgage Pool 254513	6.000%	10/01/22	Aaa	544,928

1,287	Fannie Mae Mortgage Pool 255575	5.500%	1/01/25	Aaa	1,443,872

236	Fannie Mae Mortgage Pool 256845	6.500%	8/01/37	Aaa	271,267

809	Fannie Mae Mortgage Pool 256852	6.000%	8/01/27	Aaa	917,380

322	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	354,581

69	Fannie Mae Mortgage Pool 340798	7.000%	4/01/26	Aaa	76,509

109	Fannie Mae Mortgage Pool 545359	2.479%	3/01/31	Aaa	113,476

212	Fannie Mae Mortgage Pool 545813	7.000%	7/01/32	Aaa	255,081

138	Fannie Mae Mortgage Pool 545815	7.000%	7/01/32	Aaa	165,781

860	Fannie Mae Mortgage Pool 555798	6.500%	5/01/33	Aaa	992,832

1,467	Fannie Mae Mortgage Pool 555843	2.271%	8/01/30	Aaa	1,526,254

23	Fannie Mae Mortgage Pool 591038	7.000%	8/01/16	Aaa	23,219

183	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	189,082

1,036	Fannie Mae Mortgage Pool 688330	6.000%	3/01/33	Aaa	1,175,708

2,033	Fannie Mae Mortgage Pool 709446	5.500%	7/01/33	Aaa	2,280,098

264	Fannie Mae Mortgage Pool 725553	2.277%	9/01/33	Aaa	279,871

1,205	Fannie Mae Mortgage Pool 735054	1.787%	11/01/34	Aaa	1,263,960

1,505	Fannie Mae Mortgage Pool 735273	6.500%	6/01/34	Aaa	1,728,715

730	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	821,590

184	Fannie Mae Mortgage Pool 781776	6.000%	10/01/34	Aaa	210,200

608	Fannie Mae Mortgage Pool 885536	6.000%	8/01/36	Aaa	701,294

54	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$744		Fannie Mae Mortgage Pool 900555	6.000%	9/01/36	Aaa	$848,990

2,475		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	2,682,146

—	(6)	Fannie Mae Mortgage Pool 983077	5.000%	5/01/38	Aaa	278

—	(6)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	167

5,859		Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	6,241,421

3,281		Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	3,553,489

4,087		Fannie Mae Mortgage Pool AD4375	5.000%	5/01/40	Aaa	4,517,372

4,897		Fannie Mae Mortgage Pool AE7265	4.000%	1/01/41	Aaa	5,217,915

1,497		Fannie Mae Mortgage Pool AL0160	4.500%	5/01/41	Aaa	1,623,068

1,223		Fannie Mae Mortgage Pool MA1028	4.000%	4/01/42	Aaa	1,300,671

5		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1988-24 G	7.000%	10/25/18	Aaa	5,573

4		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-44 H	9.000%	7/25/19	Aaa	4,035

1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1989-90 E	8.700%	12/25/19	Aaa	1,251

10		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-102 J	6.500%	8/25/20	Aaa	10,340

72		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-105 J	6.500%	9/25/20	Aaa	76,910

3		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-30 E	6.500%	3/25/20	Aaa	3,577

7		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-61 H	7.000%	6/25/20	Aaa	7,680

6		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1990-72 B	9.000%	7/25/20	Aaa	7,113

48		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-134 Z	7.000%	10/25/21	Aaa	52,812

27		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1991-56 M	6.750%	6/25/21	Aaa	28,864

6		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-120 C	6.500%	7/25/22	Aaa	6,730

236		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1996-35 Z	7.000%	7/25/26	Aaa	266,083

909		Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2005-62 JE	5.000%	6/25/35	Aaa	1,012,502

943		Fannie Mae REMIC Pass-Through Certificates 2003-W1 B1	4.323%	12/25/42	AAA	591,401

5,000		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	5,152,735

2,235		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	2,367,939

3,000		Fannie Mae TBA Mortgage Pool, (WI/DD)	5.000%	TBA	Aaa	3,314,063

1,934		Fannie Mae, Connecticut Avenue Securities Series 2014-C01	1.791%	1/25/24	AA+	1,944,959

7		Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	7,297

16		Federal Home Loan Mortgage Corporation, REMIC 1118 Z	8.250%	7/15/21	Aaa	18,164

23		Federal Home Loan Mortgage Corporation, REMIC 162 F	7.000%	5/15/21	Aaa	24,320

Nuveen Investments	55

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$11	Federal Home Loan Mortgage Corporation, REMIC 1790 A	7.000%	4/15/22	Aaa	$11,080

48	Federal Home Loan Mortgage Corporation, REMIC 188 H	7.000%	9/15/21	Aaa	51,806

350	Federal Home Loan Mortgage Corporation, REMIC 2704 JF	0.737%	5/15/23	Aaa	350,766

534	Federal Home Loan Mortgage Corporation, REMIC 3591 FP	0.787%	6/15/39	Aaa	539,889

2	Federal Home Loan Mortgage Corporation, REMIC 6 C	9.050%	6/15/19	Aaa	2,188

1,870	Freddie Mac Gold Pool 1G2163	2.260%	9/01/37	Aaa	1,983,323

321	Freddie Mac Gold Pool 846984	1.975%	6/01/31	Aaa	340,355

464	Freddie Mac Gold Pool 847180	2.447%	3/01/30	Aaa	480,685

319	Freddie Mac Gold Pool 847190	2.418%	4/01/29	Aaa	332,367

469	Freddie Mac Gold Pool 847240	2.366%	7/01/30	Aaa	487,792

311	Freddie Mac Mortgage Pool, Various A15521	6.000%	11/01/33	Aaa	355,018

514	Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	588,880

349	Freddie Mac Mortgage Pool, Various C00676	6.500%	11/01/28	Aaa	405,729

119	Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	131,452

157	Freddie Mac Mortgage Pool, Various P10023	4.500%	3/01/18	Aaa	157,812

426	Freddie Mac Mortgage Pool, Various P10032	4.500%	5/01/18	Aaa	427,436

1,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711	3.562%	8/25/45	Aaa	1,036,373

1,315	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.368%	5/25/45	Aaa	1,338,502

58	Freddie Mac Non Gold Participation Certificates	2.397%	5/01/25	Aaa	60,893

4,500	Ginnie Mae Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	4,768,858

542	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	B1	596,220

594	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	B1	657,837

4,212	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	4,596,056

133	Government National Mortgage Association Pool 537699	7.500%	11/15/30	Aaa	150,742

1	Government National Mortgage Association Pool 8259	1.625%	8/20/23	Aaa	536

682	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.492%	3/25/35	BBB+	681,164

3,090	Invitation Homes Trust 2014-SFR1	2.786%	6/17/31	Baa2	3,061,498

607	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.517%	7/25/47	BB+	619,399

1,904	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	2,006,470

1,767	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,899,724

1,250	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.881%	8/12/49	BB	1,284,269

526	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	544,164

4,185	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	4,293,909

1,654	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.370%	10/26/36	N/R	1,590,427

234	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	235,598

56	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$215		Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.518%	8/25/34	N/R	$213,648

126		U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-P10B	5.681%	8/10/16	Aaa	130,154

4,677		United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	4,880,347

3,024		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.530%	10/20/35	D	2,628,996

605		Wells Fargo Mortagge Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	589,808
$116,661		Total Asset-Backed and Mortgage-Backed Securities (cost $117,148,301)				122,126,792

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 5.0%

		Costa Rica – 0.2%

$1,000		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	$967,500

		Indonesia – 0.4%

1,300		Republic of Indonesia, 144A	4.875%	5/05/21	Baa3	1,379,690

1,000		Republic of Indonesia, 144A	5.875%	1/15/24	Baa3	1,105,000
		Total Indonesia				2,484,690

		Mexico – 1.6%

798	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	5,661,685

450	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	3,235,302
		Total Mexico				8,896,987

		South Africa – 2.8%

3,365		Republic of South Africa, (3)	5.875%	9/16/25	Baa2	3,727,895

69,500	ZAR	Republic of South Africa	7.000%	2/28/31	BBB+	4,864,314

76,750	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	7,343,170
		Total South Africa				15,935,379
		Total Sovereign Debt (cost $31,199,700)				28,284,556
		Total Long-Term Investments (cost $548,721,913)				560,336,084

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 12.3%

		Money Market Funds – 12.3%

69,688,572		Mount Vernon Securities Lending Trust Prime Portfolio, (9)	0.234% (8)			$69,688,572
		Total Investments Purchased with Collateral from Securities Lending (cost $69,688,572)				69,688,572

Nuveen Investments	57

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.0%

	Money Market Funds – 3.0%

16,998,878	First American Treasury Obligations Fund, Class Z	0.000% (8)	$16,998,878
	Total Short-Term Investments (cost $16,998,878)		16,998,878
	Total Investments (cost $635,409,363) – 114.2%		647,023,534
	Other Assets Less Liabilities – (14.2)% (10)		(80,544,488)
	Net Assets – 100%		$566,479,046

Investments in Derivatives as of June 30, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Euro	5,400,000	U.S. Dollar	6,117,282	8/31/15	$91,763
Citigroup	Mexican Peso	61,800,000	U.S. Dollar	4,040,087	7/31/15	117,350
Citigroup	Mexican Peso	17,000,000	U.S. Dollar	1,091,755	7/31/15	12,685
Deutsche Bank	Euro	2,700,000	U.S. Dollar	2,946,510	7/31/15	(64,877)
Deutsche Bank	Japanese Yen	1,030,000,000	U.S. Dollar	8,503,436	7/31/15	84,082
Deutsche Bank	U.S. Dollar	5,871,134	British Pound Sterling	3,780,000	7/22/15	67,251
Deutsche Bank	U.S. Dollar	5,384,376	Japanese Yen	665,000,000	7/31/15	51,421
Deutsche Bank	U.S. Dollar	2,938,808	Japanese Yen	365,000,000	7/31/15	44,749
Goldman Sachs	Canadian Dollar	1,776,000	U.S. Dollar	1,438,325	8/31/15	17,607
Morgan Stanley	South African Rand	60,000,000	U.S. Dollar	4,721,742	7/31/15	(182,161)
Morgan Stanley	U.S. Dollar	56,549	South African Rand	691,000	7/31/15	(73)
Nomura Securities	South African Rand	92,500,000	U.S. Dollar	7,523,016	8/31/15	3,865
						$243,662

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termi nation Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	$12,000,000	Receive	3-Month USD -LIBOR-ICE	2.078%	Semi-Annually	2/19/23	$26,517	$26,517
JPMorgan*	15,000,000	Receive	3-Month USD -LIBOR-ICE	2.354	Semi-Annually	5/21/25	75,790	75,790
JPMorgan*	17,000,000	Receive	3-Month USD -LIBOR-ICE	2.739	Semi-Annually	11/21/23	(636,011)	(636,461)
Morgan Stanley*	18,000,000	Receive	3-Month USD -LIBOR-ICE	2.743	Semi-Annually	4/15/24	(690,564)	(690,564)
	$62,000,000						$(1,224,268)	$(1,224,718)
*	Citigroup is the clearing broker for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(84)	9/15	$(10,017,657)	$3,282	$(2,679)
U.S. Treasury 10-Year Note	Short	(450)	9/15	(56,777,344)	9,603	299,422
U.S. Treasury Long Bond	Long	50	9/15	7,542,188	(3,125)	(139,143)
U.S. Treasury Ultra Bond	Long	24	9/15	3,697,500	(1,500)	(66,870)
				$(55,555,313)	$8,260	$90,730
*	The aggregate Notional Amount at Value of long and short positions is $11,239,688 and $(66,795,001), respectively.

58	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $66,574,107.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(9)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

GDR	Global Depositary Receipt.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

MXN	Mexican Peso

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	59

Nuveen Inflation Protected Securities Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.3%

	CONVERTIBLE PREFFERED SECURITIES – 0.1%

	Banks – 0.1%

200	Bank of America Corporation	7.250%		BB+	$222,400

	Metals & Mining – 0.0%

5,000	ArcelorMittal	6.000%		BB–	78,050
	Total Convertible Preferred Securities (cost $279,350)				300,450

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Capital Markets – 0.1%

15,000	UBS Preferred Funding Trust IV	0.890%		BB+	$285,000
	Total $25 Par (or similar) Retail Preferred (cost $241,200)				285,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 9.9%

	Aerospace & Defense – 0.0%

$200	Bombardier Inc., 144A, (3)	6.000%	10/15/22	B+	$177,500

	Airlines – 0.3%

519	American Airlines Group Inc., 144A	5.500%	10/01/19	B+	522,893

450	American Airlines Inc., Pass-Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	465,959
969	Total Airlines				988,852

	Auto Components – 0.3%

300	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	315,000

250	MPG Holdco I Inc.	7.375%	10/15/22	B+	266,250

400	Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	421,500

300	Tenneco Inc.	5.375%	12/15/24	BB+	308,250
1,250	Total Auto Components				1,311,000

	Automobiles – 0.1%

465	General Motors Corporation	4.000%	4/01/25	BBB–	456,460

	Banks – 0.2%

200	Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB–	200,500

385	CIT Group Inc., 144A, (3)	5.500%	2/15/19	BB+	401,363

170	CIT Group Inc.	5.000%	8/01/23	BB+	167,450
755	Total Banks				769,313

	Building Products – 0.1%

300	Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	289,500

250	Owens Corning Incorporated	4.200%	12/15/22	BBB–	253,392
550	Total Building Products				542,892

60	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Chemicals – 0.3%

$250	Hexion Inc.	6.625%	4/15/20	B3	$229,375

250	NOVA Chemicals Corporation, 144A, (3)	5.250%	8/01/23	BBB–	253,750

500	NOVA Chemicals Corporation, 144A, (3)	5.000%	5/01/25	BBB–	501,875

200	PolyOne Corporation	5.250%	3/15/23	BB	198,000
1,200	Total Chemicals				1,183,000

	Commercial Services & Supplies – 0.4%

250	Clean Harbors Inc.	5.250%	8/01/20	BB+	253,750

547	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	572,299

500	R.R. Donnelley & Sons Company, (3)	7.625%	6/15/20	BB–	562,500
1,297	Total Commercial Services & Supplies				1,388,549

	Construction & Engineering – 0.1%

500	AECOM Technology Corporation, 144A	5.750%	10/15/22	BB–	506,250

	Construction Materials – 0.2%

300	Cemex SAB de CV, 144A, (3)	5.700%	1/11/25	BB–	286,110

700	Norbord Inc., 144A	5.375%	12/01/20	Ba2	696,500
1,000	Total Construction Materials				982,610

	Containers & Packaging – 0.0%

175	Graphic Packaging International Inc.	4.875%	11/15/22	BB+	175,875

	Diversified Financial Services – 0.2%

500	Fly Leasing Limited	6.750%	12/15/20	BB	515,000

225	Nationstar Mortgage LLC Capital Corporation, (3)	7.875%	10/01/20	B+	224,438
725	Total Diversified Financial Services				739,438

	Diversified Telecommunication Services – 1.0%

200	CenturyLink Inc.	6.750%	12/01/23	BB+	200,625

250	CyrusOne LP Finance	6.375%	11/15/22	B+	258,750

275	Frontier Communications Corporation, (3)	6.250%	9/15/21	BB	250,250

3,060	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,050,364
3,785	Total Diversified Telecommunication Services				3,759,989

	Electric Utilities – 0.2%

570	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	BBB+	595,650

200	FirstEnergy Corporation	4.250%	3/15/23	Baa3	201,248
770	Total Electric Utilities				796,898

	Electronic Equipment, Instruments & Components – 0.1%

200	Anixter Inc.	5.125%	10/01/21	BB+	203,500

	Energy Equipment & Services – 0.1%

500	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	526,875

Nuveen Investments	61

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products – 0.1%

$200	JBS Investments GmbH, 144A, (3)	7.250%	4/03/24	BB+	$207,000

300	Pilgrim’s Pride Corporation, 144A, (3)	5.750%	3/15/25	BB+	303,000
500	Total Food Products				510,000

	Gas Utilities – 0.1%

250	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	265,000

	Health Care Providers & Services – 1.0%

1,700	Catholic Health Initiatives	1.600%	11/01/17	A+	1,697,491

200	Community Health Systems, Inc.	5.125%	8/01/21	BB	203,750

500	HCA Inc.	4.250%	10/15/19	BBB–	511,875

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,578,570
4,115	Total Health Care Providers & Services				3,991,686

	Hotels, Restaurants & Leisure – 0.1%

400	Wynn Macau Limited, 144A, (3)	5.250%	10/15/21	BB	378,000

	Household Durables – 0.4%

450	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	447,939

335	K. Hovnanian Enterprises Inc., 144A	7.250%	10/15/20	Ba3	341,700

400	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B	416,000

250	Standard Pacific Corporation	5.875%	11/15/24	BB–	257,500
1,435	Total Household Durables				1,463,139

	Independent Power & Renewable Electricity Producers – 0.3%

275	AES Corporation, (3)	7.375%	7/01/21	BB	301,813

200	AES Corporation	5.500%	3/15/24	BB	192,500

500	Calpine Corporation	5.375%	1/15/23	BB–	491,250
975	Total Independent Power & Renewable Electricity Producers				985,563

	Insurance – 0.1%

500	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	436,250

	Machinery – 0.1%

200	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	205,500

	Media – 0.9%

400	Altice S.A, 144A	7.750%	5/15/22	B	387,000

300	Cablevision Systems Corporation	5.875%	9/15/22	B1	291,000

200	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	195,000

300	Dish DBS Corporation	4.250%	4/01/18	BB–	305,250

200	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	204,000

400	Numericable Group SA, 144A	4.875%	5/15/19	Ba3	396,000

200	Numericable Group SA, 144A	6.000%	5/15/22	Ba3	197,125

350	Sinclair Television Group	6.375%	11/01/21	B+	361,375

62	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$200	Sirius XM Radio Inc., 144A	4.250%	5/15/20	BB	$199,000

500	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	522,500

500	WMG Acquisition Group, 144A	6.000%	1/15/21	B+	510,000
3,550	Total Media				3,568,250

	Metals & Mining – 0.4%

250	ArcelorMittal	7.000%	2/25/22	Ba1	269,375

250	Coeur d’Alene Mines Corporation, (3)	7.875%	2/01/21	B	211,875

200	Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	198,000

475	Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	511,813

225	Steel Dynamics, Inc., (3)	5.500%	10/01/24	BB+	225,000
1,400	Total Metals & Mining				1,416,063

	Oil, Gas & Consumable Fuels – 1.0%

250	Calumet Specialty Products	7.625%	1/15/22	B+	255,000

490	Chesapeake Energy Corporation	6.125%	2/15/21	BB+	460,600

400	Concho Resources Inc.	5.500%	10/01/22	BB+	398,000

175	EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	162,750

250	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	245,625

400	Newfield Exploration Company	5.375%	1/01/26	BBB–	396,000

500	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	488,750

200	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	204,000

200	Sanchez Energy Corporation, (3)	7.750%	6/15/21	B–	199,000

150	Targa Resources Inc.	4.250%	11/15/23	BB+	138,750

270	Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	280,800

500	Western Refining Inc.	6.250%	4/01/21	B+	503,750
3,785	Total Oil, Gas & Consumable Fuels				3,733,025

	Paper & Forest Products – 0.0%

175	Louisiana Pacific Corporation	7.500%	6/01/20	BB	186,375

	Personal Products – 0.1%

200	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	214,000

	Pharmaceuticals – 0.1%

260	Endo Finance LLC, 144A	5.750%	1/15/22	B1	263,250

250	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	263,281
510	Total Pharmaceuticals				526,531

	Real Estate Investment Trust – 0.1%

200	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	4.375%	11/01/18	BBB–	205,250

	Real Estate Management & Development – 0.1%

300	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	289,500

Nuveen Investments	63

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Road & Rail – 0.0%

$175	Hertz Corporation, (3)	7.375%	1/15/21	B	$182,219

	Software – 0.1%

400	Open Text Corporation, 144A	5.625%	1/15/23	BB	396,000

	Specialty Retail – 0.3%

500	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	527,500

475	The Men’s Warehouse Inc., (3)	7.000%	7/01/22	B2	508,250
975	Total Specialty Retail				1,035,750

	Technology Hardware, Storage & Peripherals – 0.2%

250	Hewlett Packard Company	3.750%	12/01/20	A–	257,627

500	NCR Corporation	5.000%	7/15/22	BB	506,875
750	Total Technology Hardware, Storage & Peripherals				764,502

	Textiles, Apparel & Luxury Goods – 0.1%

300	Levi Strauss & Company, 144A	5.000%	5/01/25	BB	290,250

	Trading Companies & Distributors – 0.1%

500	United Rentals North America Inc.	7.375%	5/15/20	BB–	533,495

	Wireless Telecommunication Services – 0.6%

200	Altice Financing SA, 144A	6.625%	2/15/23	BB–	198,560

225	Frontier Communications Corporation	7.625%	4/15/24	BB	198,563

150	Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	144,750

200	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	205,500

200	Millicom International Cellular SA, 144A	6.000%	3/15/25	BB+	193,000

200	Softbank Corporation, 144A, (3)	4.500%	4/15/20	BB+	200,750

200	Sprint Corporation	7.250%	9/15/21	B+	195,000

200	Sprint Nextel Corporation, 144A	7.000%	3/01/20	BB	217,539

400	Telecom Italia SpA, 144A, (3)	5.303%	5/30/24	BBB–	398,499

400	T-Mobile USA Inc.	6.731%	4/28/22	BB	416,999
2,375	Total Wireless Telecommunication Services				2,369,160
$38,311	Total Corporate Bonds (cost $39,044,556)				38,454,509

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.1%

	Banks – 0.1%

$200	Societe Generale, 144A	1.021%	N/A (4)	BB+	$184,500

	Capital Markets – 0.0%

200	Goldman Sachs Capital II	4.000%	N/A (4)	Ba1	152,250
$400	Total $1,000 Par (or similar) Institutional Preferred (cost $348,152)				336,750

64	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.5%

	Maryland – 0.3%

$1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	$1,238,775

	Ohio – 0.2%

820	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	826,281
$2,070	Total Municipal Bonds (cost $2,070,000)				2,065,056

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 81.0%

$6,153	U.S. Treasury Bonds	3.875%	4/15/29	Aaa	$8,714,733

16,256	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/17	Aaa	16,476,551

14,826	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/18	Aaa	15,058,642

3,951	U.S. Treasury Inflation Indexed Obligations	2.125%	1/15/19	Aaa	4,301,600

5,771	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/19	Aaa	5,845,446

4,989	U.S. Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	5,333,750

9,699	U.S. Treasury Inflation Indexed Obligations	0.125%	4/15/20	Aaa	9,777,217

13,773	U.S. Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	14,736,766

21,740	U.S. Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	22,994,881

12,608	U.S. Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	13,013,432

24,566	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	24,345,027

15,834	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	15,714,164

23,489	U.S. Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	23,073,848

22,311	U.S. Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	22,391,228

15,687	U.S. Treasury Inflation Indexed Obligations	0.625%	1/15/24	Aaa	15,953,895

13,576	U.S. Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	13,240,127

9,941	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/25	Aaa	11,694,775

21,077	U.S. Treasury Inflation Indexed Obligations	0.250%	1/15/25	Aaa	20,673,773

6,229	U.S. Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	7,150,200

4,752	U.S. Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	5,685,191

1,688	U.S. Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	1,912,649

1,792	U.S. Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	2,441,571

4,072	U.S. Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	5,018,287

4,543	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	5,594,434

5,451	U.S. Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	6,760,960

12,905	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	11,859,728

5,115	U.S. Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	4,534,390

1,218	U.S. Treasury Inflation Indexed Obligations	1.375%	2/15/44	Aaa	1,300,459

Nuveen Investments	65

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$703	U.S. Treasury Inflation Indexed Obligations	0.750%	2/15/45	Aaa	$642,445
$304,715	Total U.S. Government and Agency Obligations (cost $314,048,645)				316,240,169

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 3.8%

$2,996	Colony Anerican Homes Trust 2014-1A	1.400%	5/17/31	Aaa	$2,979,787

2,000	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	2,011,494

640	Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.737%	4/15/27	A–	637,179

680	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	692,374

680	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.368%	5/25/45	Aaa	692,153

2,600	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	2,759,312

34	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	33,586

2,955	JPMorgan JPMBB Commercial Mortgage Securities Trust, Pass-Through Certificates, Series 2013-C12	3.664%	7/15/45	AAA	3,076,034

45	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	45,328

2,025	Wells Fargo – Royal Bank of Scotland Commercial Mortgage Trust, Series 2012-C10 A3	2.875%	12/15/45	Aaa	2,029,666
$14,655	Total Asset-Backed and Mortgage-Backed Securities (cost $15,122,711)				14,956,913

Shares	Description (1), (6)				Value

	INVESTMENT COMPANIES – 0.2%

10,500	Blackrock Credit Allocation Income Trust IV				$133,035

5,000	Invesco Dynamic Credit Opportunities Fund				58,050

35,000	Pimco Income Strategy Fund				380,100

5,000	Pioneer Floating Rate Trust				56,900
	Total Investment Companies (cost $667,217)				628,085

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.6%

	Canada – 0.5%

$1,500	Quebec Province	7.500%	7/15/23	Aa2	$1,991,664

	Poland – 0.1%

250	Republic of Poland	6.375%	7/15/19	A2	288,875
$1,750	Total Sovereign Debt (cost $2,249,151)				2,280,539
	Total Long-Term Investments (cost $374,070,982)				375,547,471

66	Nuveen Investments

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.4%

	Money Market Funds – 1.4%

5,539,700	Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.234% (7)	$5,539,700
	Total Investments Purchased with Collateral from Securities Lending (cost $5,539,700)		5,539,700

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 3.0%

	Money Market Funds – 3.0%

11,665,461	First American Treasury Obligations Fund, Class Z	0.000% (7)	$11,665,461
	Total Short-Term Investments (cost $11,665,461)		11,665,461
	Total Investments (cost $391,276,143) – 100.7%		392,752,632
	Other Assets Less Liabilities – (0.7)% (9)		(2,571,287)
	Net Assets – 100%		$390,181,345

Investments in Derivatives as of June 30, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan*	$3,500,000	Receive	3-Month USD -LIBOR-ICE	2.739%	Semi-Annually	11/21/23	$(130,943)	$(131,302)
JPMorgan*	10,000,000	Receive	3-Month USD -LIBOR-ICE	2.354	Semi-Annually	5/21/25	50,526	50,526
	$13,500,000						$(80,417)	$(80,776)
*	Citigroup is the clearing broker for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(292)	9/15	$(34,823,281)	$18,248	$(29,849)
U.S. Treasury 10-Year Note	Long	356	9/15	44,917,187	(11,125)	(43,038)
				$10,093,906	$7,123	$(72,887)

Nuveen Investments	67

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $5,295,254.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange.

See accompanying notes to financial statements.

68	Nuveen Investments

Nuveen Intermediate Government Bond Fund

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.9%

	CORPORATE BONDS – 0.5%

	Health Care Providers & Services – 0.5%

$400	Catholic Health Initiatives	1.600%	11/01/17	A+	$399,410
$400	Total Corporate Bonds (cost $399,884)				399,410

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 3.7%

	Maryland – 0.8%

$570	Baltimore County, Maryland, General Obligation Bonds, Taxable Series 2012, 0.554%, 8/01/15		No Opt. Call	AAA	$569,875

	Louisiana – 0.7%

500	Louisiana Local Government Environmental Facilities and Community Development Authority, System Restoration Revenue Bonds, Louisiana Utilities Restoration Corporation Project/EGSL, Series 2010, 3.220%, 2/01/21		No Opt. Call	AAA	517,495

	Ohio – 2.2%

145	Akron, Ohio, General Obligation Bonds, Refunding Various Purpose Series 2014B, 0.950%, 12/01/16		No Opt. Call	AA–	145,128

345	Columbus, Ohio, General Obligation Bonds, Various Purpose, Taxable Series 2014C, 3.000%, 2/15/19		No Opt. Call	AAA	361,039

285	Hamilton County, Ohio, Sewer System Revenue Bonds, Metropolitan Sewer District of Greater Cincinnati, Refunding Series 2013B, 1.233%, 12/01/16		No Opt. Call	AA+	287,183

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 - AGM Insured		No Opt. Call	AA+	884,537
1,620	Total Ohio				1,677,887
$2,690	Total Municipal Bonds (cost $2,763,815)				2,765,257

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 48.1%

$340	Fannie Mae Notes	1.000%	4/30/18	Aaa	$337,116

770	Fannie Mae Notes	1.125%	7/20/18	Aaa	769,416

1,000	Fannie Mae Notes	1.250%	9/27/18	Aaa	997,689

1,535	Fannie Mae Notes	1.500%	6/22/20	Aaa	1,516,796

840	Fannie Mae Notes, (4)	1.625%	1/21/20	Aaa	838,836

790	Federal Farm Credit Bank Discount Notes	1.030%	5/11/18	Aaa	789,848

940	Federal Farm Credit Banks, Consolidated Systemwide Notes	0.500%	8/23/16	Aaa	941,016

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	352,903

Nuveen Investments	69

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$865	Federal Farm Credit Banks, Consolidated Systemwide Notes	4.875%	1/17/17	Aaa	$920,965

1,000	Federal Home Loan Bank Bonds	0.875%	3/10/17	Aaa	1,003,392

750	Federal Home Loan Bank Bonds	1.750%	6/12/20	Aaa	749,222

775	Federal Home Loan Bank Bonds, (4)	1.875%	12/09/22	Aaa	749,337

825	Federal Home Loan Bank Bonds	2.375%	3/14/25	Aaa	792,464

955	Federal Home Loan Bank Bonds	2.875%	6/14/24	Aaa	967,333

2,260	Federal Home Loan Bank Bonds	2.875%	9/13/24	Aaa	2,281,025

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,199,066

735	Federal Home Loan Banks, Discount Notes	2.220%	3/28/23	Aaa	719,403

535	Federal National Mortgage Association	0.000%	10/09/19	Aaa	488,630

710	FICO STRIPS	0.000%	5/02/17	Aaa	699,154

250	Financing Corporation	9.400%	2/08/18	Aaa	304,180

780	Freddie Mac Reference Notes	0.750%	7/14/17	Aaa	779,983

880	Freddie Mac Reference Notes	0.875%	3/07/18	Aaa	876,942

560	Freddie Mac Reference Notes	1.250%	10/02/19	Aaa	552,523

590	Freddie Mac Reference Notes	2.375%	1/13/22	Aaa	597,357

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	302,971

530	Tennessee Valley Authority	3.875%	2/15/21	Aaa	583,326

535	U.S. Treasury Bonds	7.250%	8/15/22	Aaa	722,125

325	U.S. Treasury Bonds	8.750%	8/15/20	Aaa	438,344

500	U.S. Treasury Bonds, (4)	8.875%	2/15/19	Aaa	636,172

935	U.S. Treasury Notes	1.375%	11/30/18	Aaa	942,231

730	U.S. Treasury Notes	1.500%	11/30/19	Aaa	730,114

1,165	U.S. Treasury Notes	1.750%	5/15/23	Aaa	1,126,865

1,175	U.S. Treasury Notes	2.000%	11/30/20	Aaa	1,189,688

1,000	U.S. Treasury Notes	2.000%	2/28/21	Aaa	1,008,906

745	U.S. Treasury Notes	2.000%	11/15/21	Aaa	746,339

1,185	U.S. Treasury Notes	2.000%	2/15/22	Aaa	1,184,815

2,805	U.S. Treasury Notes	2.000%	2/15/25	Aaa	2,725,231

2,435	U.S. Treasury Notes, (4)	2.750%	11/15/23	Aaa	2,531,258

320	U.S. Treasury Notes	3.125%	5/15/19	Aaa	341,475

1,145	U.S. Treasury Securities, Stripped Interest Payments	0.000%	2/15/22	Aaa	995,520
$35,925	Total U.S. Government and Agency Obligations (cost $36,026,868)				36,429,976

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 46.6%

$532	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$558,935

633	321 Henderson Receivables LLC., Series 2010-1A	5.560%	7/15/59	Aaa	718,687

70	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$500	Barclays Dryrock Issuance Trust 2014-1	0.547%	12/16/19	AAA	$500,002

802	Colony Anerican Homes Trust 2014-1A	1.400%	5/17/31	Aaa	797,202

330	Commercial Mortgage Pass-Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	331,897

506	Credit Suisse Commercial Mortgage Trust, 2015-2	3.000%	2/25/45	AAA	509,843

261	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	265,568

875	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	Aaa	884,613

995	Fannie Mae Alternative Credit Enhanced Securities	0.476%	12/25/17	Aaa	996,218

900	Fannie Mae Alternative Credit Enhanced Securities	2.171%	9/25/19	Aaa	913,807

413	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	1.141%	5/25/24	Aaa	409,700

13	Fannie Mae Mortgage Pool 580516	5.500%	4/01/16	Aaa	13,460

58	Fannie Mae Mortgage Pool 254414	7.000%	7/01/17	Aaa	60,205

54	Fannie Mae Mortgage Pool 254373	6.500%	7/01/17	Aaa	55,620

26	Fannie Mae Mortgage Pool 673010	5.500%	12/01/17	Aaa	26,472

65	Fannie Mae Mortgage Pool 695765	5.500%	4/01/18	Aaa	66,858

95	Fannie Mae Mortgage Pool 254720	4.500%	5/01/18	Aaa	99,081

142	Fannie Mae Mortgage Pool 725793	5.500%	9/01/19	Aaa	150,319

81	Fannie Mae Mortgage Pool 254179	6.000%	1/01/22	Aaa	91,978

88	Fannie Mae Mortgage Pool 254344	6.500%	6/01/22	Aaa	101,125

71	Fannie Mae Mortgage Pool 596680	7.000%	9/01/31	Aaa	77,741

117	Fannie Mae Mortgage Pool 254169	6.500%	12/01/31	Aaa	128,895

228	Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	256,467

251	Fannie Mae Mortgage Pool 596712	6.500%	6/01/32	Aaa	286,555

43	Fannie Mae Mortgage Pool 656269	6.000%	8/01/32	Aaa	48,250

735	Fannie Mae Mortgage Pool AD0486	2.404%	4/01/34	Aaa	783,644

134	Fannie Mae Mortgage Pool 848390	1.978%	12/01/35	Aaa	141,104

204	Fannie Mae Mortgage Pool 886034	2.702%	7/01/36	Aaa	218,483

89	Fannie Mae Mortgage Pool 887017	6.500%	8/01/36	Aaa	103,167

148	Fannie Mae Mortgage Pool 995949	2.459%	9/01/36	Aaa	157,361

574	Fannie Mae Mortgage Pool 914224	2.360%	3/01/37	Aaa	615,416

258	Fannie Mae Mortgage Pool 913187	2.489%	4/01/37	Aaa	277,162

194	Fannie Mae Mortgage Pool 928519	7.000%	6/01/37	Aaa	231,782

375	Fannie Mae Mortgage Pool AE4876	3.500%	10/01/40	Aaa	387,232

666	Fannie Mae Mortgage Pool 890310	4.500%	12/01/40	Aaa	721,099

604	Fannie Mae Mortgage Pool AB1959	4.000%	12/01/40	Aaa	643,446

957	Fannie Mae Mortgage Pool AE0949	4.000%	2/01/41	Aaa	1,020,317

1,021	Fannie Mae Mortgage Pool AE0981	3.500%	3/01/41	Aaa	1,054,588

846	Fannie Mae Mortgage Pools 467749	3.240%	4/01/16	Aaa	851,381

264	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2013-M3 ASQ2	1.083%	2/25/16	Aaa	264,696

Nuveen Investments	71

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$326	Fannie Mae REMIC Pass-Through Certificates 2002-W1 2A	6.418%	2/25/42	Aaa	$378,344

389	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.391%	7/25/24	Aaa	388,806

525	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	537,988

6	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	6,342

728	Federal Home Loan Mortgage Corporation, REMIC	0.437%	11/15/42	Aaa	727,387

461	Freddie Mac Gold Pool 780836	2.343%	9/01/33	Aaa	491,881

4	Freddie Mac, REMIC 2629 BO	3.250%	3/15/18	Aaa	4,351

304	Freddie Mac Gold Pool 848193	2.351%	3/01/36	Aaa	323,314

350	Freddie Mac Gold Pool 1H1396	2.500%	5/01/37	Aaa	373,403

635	Freddie Mac Gold Pool C09000	3.500%	6/01/42	Aaa	654,488

1,056	Freddie Mac Gold Pool C09004	3.500%	7/01/42	Aaa	1,088,944

54	Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	61,902

21	Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	23,295

133	Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	154,661

641	Freddie Mac Mortgage Pool G08566	3.500%	1/01/44	Aaa	660,381

763	Freddie Mac Mortgage Pool G08631	3.000%	3/01/45	Aaa	759,309

354	Freddie Mac Mortgage Trust 2013-KF02	3.191%	12/25/45	AAA	364,541

506	Freddie Mac Mulitfamily Strucured Pass-Through Certificates, Series K701	2.776%	6/25/17	Aaa	515,793

591	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	614,012

672	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K715	2.059%	3/25/20	Aaa	684,486

314	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01	0.534%	4/25/19	Aaa	312,537

460	Freddie Mac Structured Pass-Through Certificates, Series K-501	1.655%	11/25/16	Aaa	464,050

630	Freddie Mac Structured Pass-Through Certificates, Series K-502 A2	1.426%	8/25/17	AAA	634,864

757	Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	764,461

760	Ginnie Mae Mortgage Pool	3.500%	1/20/45	Aaa	792,564

21	Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	21,315

5	Government National Mortgage Association Pool 455304	7.000%	9/15/27	Aaa	5,640

141	Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	165,719

52	Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	61,996

65	Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	68,258

606	Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	696,209

418	Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	455,926

7	GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	6,801

400	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2013-T3	1.793%	5/15/46	AAA	398,000

555	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2013-T5	1.979%	8/15/46	AAA	554,445

731	Invitation Homes Trust 2013-SFR1	1.400%	12/17/30	Aaa	727,585

72	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$373	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	$374,784

579	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9	0.825%	5/15/46	Aaa	576,971

384	Origen Manufactured Housing Contract Trust Collaterlized Notes Series 2005B	5.990%	1/15/37	A+	402,511

24	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	23,981

443	Structured Agency Credit Risk 2014-DN1	1.191%	2/25/24	A1	442,515

481	U.S. Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	502,198

173	National Credit Union Administration Guaranteed Structured Collateral Notes	1.600%	10/29/20	AAA	173,171

40	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	39,694

350	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/10/18	Aaa	374,447

456	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	478,553

664	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	664,301

435	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	443,730
$33,991	Total Asset-Backed and Mortgage-Backed Securities (cost $34,309,012)				35,261,230
	Total Long-Term Investments (cost $73,499,579)				74,855,873

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.3%

	Money Market Funds – 3.3%

2,464,209	Mount Vernon Securities Lending Trust Prime Portfolio, (6)	0.234% (5)			$2,464,209
	Total Investments Purchased with Collateral from Securities Lending (cost $2,464,209)				2,464,209

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

454,874	First American Treasury Obligations Fund, Class Z	0.000% (5)			$454,874
	Total Short-Term Investments (cost $454,874)				454,874
	Total Investments (cost $76,418,662) – 102.8%				77,774,956
	Other Assets Less Liabilities – (2.8)% (7)				(2,111,841)
	Net Assets – 100%				$75,663,115

Nuveen Investments	73

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Investments in Derivatives as of June 30, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan*	$2,000,000	Receive	3-Month USD-LIBOR-ICE	2.354%	Semi-Annually	5/21/25	$10,105	$10,105
*	Citigroup is the clearing broker for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(17)	9/15	$(3,721,938)	$797	$(5,137)
U.S. Treasury 5-Year Note	Short	(33)	9/15	(3,935,508)	1,289	(2,122)
U.S. Treasury 10-Year Note	Long	44	9/15	5,551,563	(1,375)	18,781
U.S. Treasury Long Bond	Short	(9)	9/15	(1,357,594)	562	(11,294)
				$(3,463,477)	$1,273	$228
*	The aggregate Notional Amount at Value of long and short positions is $5,551,563 and $(9,015,040), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,363,973.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange.

See accompanying notes to financial statements.

74	Nuveen Investments

Nuveen Short Term Bond Fund

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.3%

	CORPORATE BONDS – 46.8%

	Airlines – 1.3%

$2,250	American Airlines Pass-Through Trust 2013-2C, 144A	6.000%	1/15/17	BB	$2,300,625

2,113	Delta Air Lines Pass-Through Certificates Series 2012-1A	4.750%	5/07/20	A	2,260,422

1,470	Delta Air Lines Pass-Through Certificates, Series 2012-1B, 144A, (3)	6.875%	5/07/19	BBB–	1,594,502

1,724	Delta Airlines	5.300%	4/15/19	A	1,853,566

989	US Airways Pass-Through Trust	7.076%	3/20/21	A	1,073,292
8,546	Total Airlines				9,082,407

	Auto Components – 0.4%

853	American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	895,650

1,965	Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	2,070,619
2,818	Total Auto Components				2,966,269

	Automobiles – 0.4%

3,000	Volkswagen Group of America Finance LLC, 144A	1.600%	11/20/17	A	3,002,787

	Banks – 9.2%

2,250	Abbey National Treasury Services PLC of London	3.050%	8/23/18	A	2,327,839

7,820	Bank of America Corporation, (3)	5.650%	5/01/18	A	8,590,333

3,305	Bank of Nova Scotia	1.375%	12/18/17	Aa2	3,292,348

2,115	Barclays Bank PLC	5.000%	9/22/16	A2	2,213,544

3,525	BB&T Corporation, (3)	1.450%	1/12/18	A+	3,510,199

5,930	Citigroup Inc.	6.125%	11/21/17	A	6,522,834

2,000	Credit Agricole SA, 144A, (3)	3.000%	10/01/17	A	2,063,856

2,000	Fifth Third Bancorp.	4.500%	6/01/18	A–	2,118,438

7,600	General Electric Capital Corporation	5.625%	5/01/18	AA+	8,411,855

2,000	HSBC USA Inc.	1.625%	1/16/18	AA–	1,994,534

1,500	ING Bank NV, 144A	3.750%	3/07/17	A1	1,558,551

7,000	JPMorgan Chase & Company	6.000%	1/15/18	A+	7,710,472

3,000	KeyCorp.	2.300%	12/13/18	A–	3,026,526

2,000	Nordea Bank AB, 144A	3.125%	3/20/17	AA–	2,064,276

2,000	Societe Generale, (3)	2.750%	10/12/17	A	2,049,918

6,105	Wells Fargo & Company, (3)	2.125%	4/22/19	AA–	6,128,974
60,150	Total Banks				63,584,497

	Beverages – 0.3%

2,000	Heineken NV, 144A	1.400%	10/01/17	BBB+	2,000,220

	Biotechnology – 0.1%

1,000	Baxalta Inc., 144A	2.000%	6/22/18	BBB+	998,684

Nuveen Investments	75

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets – 3.4%

$2,840	Deutsche Bank AG London	2.500%	2/13/19	A	$2,854,441

8,660	Goldman Sachs Group, Inc.	6.150%	4/01/18	A	9,628,881

4,995	Morgan Stanley	5.950%	12/28/17	A	5,490,579

2,250	Nomura Holdings Incorporated	2.000%	9/13/16	BBB+	2,266,394

3,000	UBS AG Stamford	1.800%	3/26/18	A	2,995,536
21,745	Total Capital Markets				23,235,831

	Chemicals – 1.6%

2,215	Eastman Chemical Company	2.400%	6/01/17	BBB	2,251,468

2,635	Ecolab Inc.	1.450%	12/08/17	BBB+	2,611,696

1,665	Ineos Group Holdings SA, 144A, (3)	6.125%	8/15/18	B–	1,700,381

2,000	Petrologistics LP Finance Corporation	6.250%	4/01/20	AA–	2,138,380

2,750	Sherwin-Williams Company	1.350%	12/15/17	A2	2,740,804
11,265	Total Chemicals				11,442,729

	Commercial Services & Supplies – 0.3%

2,000	ERAC USA Finance LLC, 144A	2.800%	11/01/18	BBB+	2,040,050

	Consumer Finance – 1.6%

2,000	Ally Financial Inc, (3)	8.000%	12/31/18	BB+	2,232,500

2,750	American Express Company	1.550%	5/22/18	A+	2,729,185

2,000	First Data Corporation, 144A	7.375%	6/15/19	BB	2,079,000

2,000	Ford Motor Credit Company	1.500%	1/17/17	BBB–	1,997,698

2,000	Navient Corp., (3)	5.000%	10/26/20	BB	1,960,000
10,750	Total Consumer Finance				10,998,383

	Diversified Financial Services – 1.0%

2,570	BNP Paribas	2.700%	8/20/18	A+	2,629,971

1,000	Rabobank Nederland Utrecht	3.375%	1/19/17	Aa2	1,032,930

1,500	Rabobank Nederland, (3)	2.250%	1/14/19	Aa2	1,509,803

1,000	Synchrony Financial	1.875%	8/15/17	BBB–	999,586

1,000	Voya Financial Inc.	2.900%	2/15/18	BBB	1,026,196
7,070	Total Diversified Financial Services				7,198,486

	Diversified Telecommunication Services – 1.5%

2,300	AT&T, Inc., (3)	1.400%	12/01/17	A–	2,284,901

3,420	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,409,230

4,730	Verizon Communications, (3)	3.650%	9/14/18	A–	4,974,953
10,450	Total Diversified Telecommunication Services				10,669,084

	Electric Utilities – 0.2%

1,500	FirstEnergy Corporation	2.750%	3/15/18	Baa3	1,522,091

76	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Energy Equipment & Services – 1.1%

$750	Drill Rigs Holdings Inc., 144A, (3)	6.500%	10/01/17	B–	$658,125

2,775	Nabors Industries Inc.	6.150%	2/15/18	BBB	2,996,556

2,000	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	2,107,500

1,500	SESI, LLC	7.125%	12/15/21	BBB–	1,590,000
7,025	Total Energy Equipment & Services				7,352,181

	Food & Staples Retailing – 0.6%

1,000	Supervalu Inc., (3)	6.750%	6/01/21	B	1,010,000

3,050	Walgreens Boots Alliance, Inc.	1.750%	11/17/17	BBB	3,061,983
4,050	Total Food & Staples Retailing				4,071,983

	Food Products – 1.2%

1,065	H.J. Heinz Company, 144A, (WI/DD)	2.000%	7/02/18	BBB–	1,064,663

2,500	Mondelez International Inc.	2.250%	2/01/19	Baa1	2,504,033

2,500	Tyson Foods	2.650%	8/15/19	BBB	2,516,498

2,000	Wm. Wrigley Jr. Company, 144A	2.900%	10/21/19	A–	2,036,448
8,065	Total Food Products				8,121,642

	Gas Utilities – 0.6%

2,238	AmeriGas Finance LLC, (3)	6.750%	5/20/20	Ba2	2,355,495

2,000	Ferrellgas LP	8.625%	6/15/20	B–	2,070,000
4,238	Total Gas Utilities				4,425,495

	Health Care Equipment & Supplies – 0.5%

3,260	Becton Dickinson & Company	1.800%	12/15/17	BBB+	3,260,398

	Health Care Providers & Services – 1.8%

3,000	Aetna Inc.	1.500%	11/15/17	A	3,007,386

3,000	Cardinal Health Inc.	2.400%	11/15/19	A–	2,975,793

2,000	Community Health Systems, Inc.	5.125%	8/15/18	BB	2,050,000

1,000	HCA Inc.	4.250%	10/15/19	BBB–	1,023,750

1,750	Wellpoint Inc.	1.875%	1/15/18	A	1,746,953

1,500	Zoetis Incorporated	1.875%	2/01/18	Baa2	1,495,844
12,250	Total Health Care Providers & Services				12,299,726

	Hotels, Restaurants & Leisure – 0.3%

1,915	MGM Resorts International Inc., (3)	6.750%	10/01/20	BB	2,029,900

	Household Products – 0.3%

1,997	Federated Retail Holdings Inc., Macy’s Inc.	5.900%	12/01/16	BBB+	2,127,698

	Independent Power & Renewable Electricity Producers – 0.3%

2,000	Dynegy Inc., 144A, (3)	6.750%	11/01/19	B+	2,081,000

	Insurance – 1.4%

3,380	AFLAC Insurance	2.650%	2/15/17	A	3,459,599

Nuveen Investments	77

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

$2,700	Prudential Financial Inc.	6.000%	12/01/17	A	$2,979,223

1,000	Security Benefit Life Insurance Company, 144A	8.750%	5/15/16	BBB	1,056,875

2,000	White Mountains Insurance Group, 144A	6.375%	3/20/17	BBB	2,102,590
9,080	Total Insurance				9,598,287

	Internet & Catalog Retail – 0.4%

2,695	Amazon.com Incorporated	1.200%	11/29/17	AA–	2,682,662

	Life Sciences Tools & Services – 0.4%

2,520	Thermo Fischer Scientific Inc.	1.300%	2/01/17	BBB	2,515,814

	Machinery – 0.2%

1,500	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,541,250

	Media – 2.5%

2,600	British Sky Broadcasting Group PLC, 144A	6.100%	2/15/18	BBB	2,855,887

4,000	Comcast Corporation	5.875%	2/15/18	A–	4,438,764

3,370	DIRECTV Holdings LLC, (3)	2.400%	3/15/17	BBB	3,414,514

1,600	Discovery Communications Inc.	5.625%	8/15/19	BBB	1,789,053

2,000	Dish DBS Corporation	4.250%	4/01/18	BB–	2,035,000

2,000	Numericable Group SA, 144A	4.875%	5/15/19	Ba3	1,980,000

1,000	Thomson Reuters Corporation	1.300%	2/23/17	BBB+	997,672
16,570	Total Media				17,510,890

	Metals & Mining – 1.7%

2,242	Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc.	6.125%	6/15/19	BBB	2,368,113

2,500	Nucor Corporation	5.850%	6/01/18	A	2,785,743

1,735	Rio Tinto Finance USA PLC	1.625%	8/21/17	A–	1,736,221

2,000	Teck Resources Limited	3.850%	8/15/17	BBB–	2,062,374

2,500	Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB	2,566,060
10,977	Total Metals & Mining				11,518,511

	Multi-Utilities – 0.4%

2,665	Sempra Energy	2.300%	4/01/17	BBB+	2,704,202

	Oil, Gas & Consumable Fuels – 4.3%

1,625	Anadarko Petroleum Corporation	5.950%	9/15/16	BBB	1,714,235

1,000	Anadarko Petroleum Corporation	6.375%	9/15/17	BBB	1,097,404

2,145	Calumet Specialty Products, (3)	6.500%	4/15/21	B+	2,112,825

3,000	Canadian Natural Resources Limited	1.750%	1/15/18	BBB+	2,979,717

2,000	CNOOC Finance 2014 ULC	1.625%	4/30/17	AA–	2,002,852

2,000	Kinder Morgan Inc., Delaware	7.000%	6/15/17	BBB–	2,174,928

4,345	Phillips 66	2.950%	5/01/17	A3	4,466,117

1,965	Sabine Pass Liquefaction LLC, (3)	5.625%	2/01/21	BB+	2,004,300

78	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,000	Sinopec Group Overseas Development 2014 Limited, 144A	1.051%	4/10/17	AA–	$2,996,295

2,085	Spectra Energy Partners LP	2.950%	9/25/18	BBB	2,132,377

1,780	SunCor Energy Inc.	6.100%	6/01/18	A–	1,984,995

2,000	Tesoro Logistics LP Finance Corporation, 144A, (3)	5.500%	10/15/19	BB	2,075,000

2,000	Whiting Petroleum Corporation, (3)	5.000%	3/15/19	BB	1,960,000
28,945	Total Oil, Gas & Consumable Fuels				29,701,045

	Pharmaceuticals – 0.9%

3,540	McKesson Corporation	1.292%	3/10/17	BBB+	3,534,839

2,000	Merck & Company Inc.	1.300%	5/18/18	AA	1,992,104

500	VRX Escrow Corp., 144A	5.375%	3/15/20	B1	516,250
6,040	Total Pharmaceuticals				6,043,193

	Real Estate Investment Trust – 1.8%

2,000	American Tower Company	4.500%	1/15/18	BBB	2,116,372

2,000	First Industrial Realty Trust	5.950%	5/15/17	BBB–	2,147,380

1,395	Gaming and Leisure Products Inc., GLP Capital LP Financing II Inc.	4.375%	11/01/18	BBB–	1,431,619

2,000	Prologis LP	4.500%	8/15/17	BBB+	2,120,338

2,605	Realty Income Corporation	2.000%	1/31/18	BBB+	2,623,550

2,000	Ventas Realty LP	2.000%	2/15/18	BBB+	2,012,248
12,000	Total Real Estate Investment Trust				12,451,507

	Software – 1.3%

3,130	CA Inc.	2.875%	8/15/18	BBB+	3,192,782

3,460	Symantec Corporation	2.750%	6/15/17	BBB	3,502,762

2,000	Total System Services Inc.	2.375%	6/01/18	BBB+	1,994,358
8,590	Total Software				8,689,902

	Specialty Retail – 0.8%

3,000	AutoZone Inc.	6.950%	6/15/16	Baa1	3,165,777

2,250	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	2,373,750
5,250	Total Specialty Retail				5,539,527

	Technology Hardware, Storage & Peripherals – 1.0%

2,720	Apple Inc., (3)	2.100%	5/06/19	AA+	2,747,380

2,960	EMC Corporation	1.875%	6/01/18	A1	2,965,736

1,000	Seagate HDD Cayman	3.750%	11/15/18	BBB–	1,042,534
6,680	Total Technology Hardware, Storage & Peripherals				6,755,650

	Tobacco – 0.7%

2,000	BAT International Finance PLC, 144A	2.125%	6/07/17	A–	2,023,070

3,000	Lorillard Tobacco, (3)	2.300%	8/21/17	Baa2	3,010,536
5,000	Total Tobacco				5,033,606

Nuveen Investments	79

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Transportation Infrastructure – 0.2%

$1,200	Aviation Capital Group Corporation, 144A	3.875%	9/27/16	BBB–	$1,221,230

	Wireless Telecommunication Services – 0.8%

2,000	America Movil S.A. de C.V.	2.375%	9/08/16	A2	2,025,239

3,480	Vodafone Group PLC, (3)	1.500%	2/19/18	BBB+	3,421,267
5,480	Total Wireless Telecommunication Services				5,446,506
$312,286	Total Corporate Bonds (cost $322,395,822)				323,465,323

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.5%

	Banks – 0.5%

$3,000	Citigroup Inc.	8.400%	N/A (4)	BB+	$3,408,750
$3,000	Total $1,000 Par (or similar) Institutional Preferred (cost $3,465,010)				3,408,750

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	MUNICIPAL BONDS – 2.3%

	Arizona – 0.3%

$2,000	Phoenix Civic Improvement Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Subordinate Series 2011, 2.828%, 7/01/15		No Opt. Call	AA	$2,000,100

	California – 0.2%

1,015	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010, 5.750%, 3/01/17		No Opt. Call	AA–	1,095,550

	Guam – 0.3%

	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2:
1,155	2.933%, 1/01/17		No Opt. Call	A	1,158,257
1,190	3.301%, 1/01/18		No Opt. Call	A	1,187,763
2,345	Total Guam				2,346,020

	Massachusetts – 0.5%

400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRAC Project, Taxable Series 2011B, 3.230%, 7/01/15		No Opt. Call	A	400,028

2,750	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-2, 1.185%, 11/01/17		No Opt. Call	Aa2	2,760,588
3,150	Total Massachusetts				3,160,616

	Nevada – 0.4%

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011B, 3.176%, 6/01/17		No Opt. Call	AA+	2,598,125

	Ohio – 0.2%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	1,538,781

80	Nuveen Investments

Principal Amount (000)	Description (1)		Optional Call Provisions (5)	Ratings (2)	Value

	Pennsylvania – 0.2%

$1,500	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Taxable Series 2012B, 4.120%, 5/01/16		No Opt. Call	Baa2	$1,516,545

	Texas – 0.2%

1,500	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, Learjet Inc., Series 2001A-1, 6.150%, 1/01/16 (Alternative Minimum Tax)		No Opt. Call	B1	1,505,670
$15,480	Total Municipal Bonds (cost $15,581,727)				15,761,407

Principal Amount (000)	Description (1)			Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.2%

$5,000	U.S. Treasury Notes			Aaa	$5,029,295

10,000	U.S. Treasury Notes			Aaa	9,982,810
$15,000	Total U.S. Government and Agency Obligations (cost $14,975,218)				15,012,105

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 46.0%

$604	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1	6.500%	8/15/30	AA	$661,001

3,752	American Homes 4 Rent, Series 2014-SFR1	1.250%	6/17/31	Aaa	3,739,466

5,170	American Tower Company, 144A	1.551%	3/15/43	Aaa	5,144,016

4,446	AmeriCold LLC Trust, Series 2010	1.687%	1/14/29	AAA	4,420,068

443	Amortizing Residential Collateral Trust Series 2002-BC4 M1	1.241%	7/25/32	Baa2	433,360

1,892	Amortizing Residential Collateral Trust, Series 2002-BC7	0.951%	10/25/32	AA+	1,748,340

165	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	N/R	164,443

2,415	BXHTL Mortgage Trust, Series 2015-JWRZ	1.418%	5/15/29	N/R	2,415,000

3,000	Cabela’s Master Credit Card Trust, Series 2011-A2	0.717%	2/18/20	AAA	3,006,630

906	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	Aaa	908,215

3,250	California Republic Auto Receivables Trust, Series 2015-1	1.330%	4/15/19	AAA	3,258,512

5,000	CAM Mortgage Trust 2015-1	3.500%	7/15/64	N/R	5,000,000

61	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	1.650%	7/17/17	Aa1	61,025

1,499	Centerpoint Energy Transition Bond Company LLC	0.901%	4/15/18	AAA	1,499,251

3,260	CIT Mortgage Loan Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2007-1	1.641%	10/25/37	BB	3,111,960

4,830	CitiBank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	AAA	5,285,199

159	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Ba3	159,253

Nuveen Investments	81

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$261	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Caa1	$265,779

2,960	Colony American Homes Trust 2015-1A	2.136%	7/17/32	A2	2,946,488

6,300	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	1.938%	6/15/34	AA	6,290,040

4,470	Commercial Mortgage Trust 2014-BBG	0.988%	3/15/29	AAA	4,464,918

2,398	Consumer Credit Orgination Loan Trust, Series 2015-1	2.820%	3/15/21	Baa3	2,411,678

7,350	Consumers Securitization Funding LLC, Series 2014-A	1.334%	11/01/20	AAA	7,348,301

642	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	586,601

1,792	Countrywide Asset Backed Certificates 2005-3	5.272%	8/25/35	Ba1	1,811,145

2,320	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.529%	4/25/47	Caa1	2,449,265

176	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.379%	2/25/34	A	171,293

371	Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.351%	10/25/47	B3	369,238

1,900	Credit Suisse Commercial Mortgage Trust, 2014-ICE	1.737%	4/15/27	A–	1,891,625

6,216	Credit Suisse Commercial Mortgage Trust, 2015-2	3.000%	2/25/45	AAA	6,266,434

5,610	Credit Suisse Commercial Mortgage Trust, Series 2013-6	2.500%	7/25/28	AAA	5,579,982

486	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	516,235

3,489	Credit-Based Asset Servicing and Securitization Pool 2007-SP1	6.020%	12/25/37	A+	3,649,077

2,241	DBUBS Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-LC3A	3.642%	8/10/44	Aaa	2,281,042

4,000	Discover Card Master Trust 2013-A1	0.487%	8/17/20	AAA	3,999,352

2,500	Drive Auto Receivables Trust, Series 2015-AA	1.010%	11/15/17	AAA	2,501,080

5,604	DT Auto Owner Trust, Series 2014-3A	0.980%	4/16/18	AAA	5,603,239

6,437	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	6,564,360

4,088	Entergy Louisiana Investment Recovery Funding LLC, Series 2011-A	2.040%	9/01/23	AAA	4,075,425

36	Equivantage Acceptance Corporation, Home Equity Loan Asset-Backed Certificates, Series 1996-4	7.250%	1/25/28	N/R	36,092

853	Fannie Mae Alternative Credit Enhanced Securities	2.210%	9/25/20	Aaa	870,926

3,893	Fannie Mae Connecticut Avenue Securities , Series 2014-C04	2.141%	11/25/24	AAA	3,922,166

803	Fannie Mae Mortgage Interest Strips 366 25, (I/O)	5.000%	9/25/24	Aaa	60,156

1,460	Fannie Mae Mortgage Pool MA0771	3.500%	6/01/21	Aaa	1,540,461

122	Fannie Mae Mortgage Pool 433988	2.321%	11/01/25	Aaa	129,797

1,292	Fannie Mae Mortgage Pool AL2720	3.000%	11/01/27	Aaa	1,341,291

112	Fannie Mae Mortgage Pool 625338	2.228%	6/01/31	Aaa	116,125

485	Fannie Mae Mortgage Pool 535363	5.091%	12/01/31	Aaa	517,982

8	Fannie Mae Mortgage Pool 545791	2.478%	3/01/32	Aaa	8,346

114	Fannie Mae Mortgage Pool 634948	2.540%	5/01/32	Aaa	119,153

53	Fannie Mae Mortgage Pool 545717	2.248%	5/01/32	Aaa	54,720

17	Fannie Mae Mortgage Pool 661645	2.204%	10/01/32	Aaa	16,925

82	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$42	Fannie Mae Mortgage Pool 671884	2.240%	12/01/32	Aaa	$43,192

1,171	Fannie Mae Mortgage Pool AD0486	2.404%	4/01/34	Aaa	1,247,662

123	Fannie Mae Mortgage Pool 775389	2.132%	4/01/34	Aaa	128,391

923	Fannie Mae Mortgage Pool 725721	2.382%	6/01/34	Aaa	981,921

858	Fannie Mae Mortgage Pool 795242	1.925%	7/01/34	Aaa	901,897

779	Fannie Mae Mortgage Pool 841068	2.498%	11/01/34	Aaa	834,933

806	Fannie Mae Mortgage Pool 797182	2.323%	11/01/34	Aaa	854,364

808	Fannie Mae Mortgage Pool 745922	2.336%	7/01/35	Aaa	860,884

565	Fannie Mae Mortgage Pool 838958	2.186%	8/01/35	Aaa	599,815

79	Fannie Mae Mortgage Pool 838948	1.885%	8/01/35	Aaa	83,567

358	Fannie Mae Mortgage Pool 848390	1.978%	12/01/35	Aaa	376,276

418	Fannie Mae Mortgage Pool 886034	2.702%	7/01/36	Aaa	448,884

1,481	Fannie Mae Mortgage Pool AE0058	2.418%	7/01/36	Aaa	1,578,568

111	Fannie Mae Mortgage Pool 555369	2.360%	8/01/36	Aaa	118,487

370	Fannie Mae Mortgage Pool 995949	2.459%	9/01/36	Aaa	393,402

974	Fannie Mae Mortgage Pool AD0550	2.244%	8/01/37	Aaa	1,039,729

1,283	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2013-M3 ASQ2	1.083%	2/25/16	Aaa	1,285,665

21	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 1992-150 MA	5.500%	9/25/22	Aaa	22,841

15	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GA	4.350%	3/25/34	Aaa	15,314

481	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates 2004-90 GF	0.491%	11/25/34	Aaa	482,756

696	Fannie Mae REMIC Pass-Through Certificates 2011-6 BA	2.750%	6/25/20	Aaa	713,857

3,094	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	1.791%	1/25/24	AA+	3,111,934

3,813	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	1.391%	7/25/24	Aaa	3,810,301

2,063	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	2,113,996

801	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.737%	2/25/48	Aaa	801,081

63	FDIC Trust 2012-C1	0.841%	5/25/35	Aaa	63,424

7	Federal Home Loan Mortgage Corporation, REMIC 1022 J	6.000%	12/15/20	Aaa	7,199

2,500	Fifth Third Auto Trust, Series 2013 A B	1.210%	4/15/19	Aaa	2,507,765

2,283	Ford Credit Auto Owners Trust 2013-B	0.570%	10/15/17	AAA	2,282,800

204	Freddie Mac Gold Pool 786591	2.508%	12/01/26	Aaa	212,353

142	Freddie Mac Gold Pool 846946	2.371%	1/01/29	Aaa	149,365

95	Freddie Mac Gold Pool 786853	2.260%	10/01/29	Aaa	98,078

17	Freddie Mac REMICR 2629 BO	3.250%	3/15/18	Aaa	16,641

176	Freddie Mac Gold Pool 972055	3.589%	4/01/30	Aaa	187,711

43	Freddie Mac Gold Pool 847014	2.096%	5/01/30	Aaa	44,203

653	Freddie Mac Gold Pool 847241	2.352%	10/01/30	Aaa	675,275

Nuveen Investments	83

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$70	Freddie Mac Gold Pool 847367	2.212%	6/01/31	Aaa	$73,372

1,062	Freddie Mac Gold Pool 847331	2.266%	8/01/32	Aaa	1,121,773

356	Freddie Mac Gold Pool 847652	2.385%	9/01/32	Aaa	368,550

74	Freddie Mac Gold Pool 847063	2.534%	10/01/32	Aaa	78,636

398	Freddie Mac Gold Pool 780456	2.472%	5/01/33	Aaa	423,225

729	Freddie Mac Gold Pool 780911	2.344%	10/01/33	Aaa	780,733

891	Freddie Mac Gold Pool 781296	2.471%	3/01/34	Aaa	952,219

1,222	Freddie Mac Gold Pool 848193	2.351%	3/01/36	Aaa	1,299,971

84	Freddie Mac Mortgage Pool, Various M30035	4.500%	4/01/22	Aaa	86,045

3,587	Freddie Mac Mortgage Trust 2013-KF02	3.191%	12/25/45	AAA	3,692,753

1,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711	3.562%	8/25/45	Aaa	1,036,373

680	Freddie Mac Multi-Class CertificatesR 3780 FE	0.587%	12/15/20	Aaa	684,050

4,075	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2012-K501	3.421%	11/25/46	AAA	4,153,982

2,960	Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2013-K502	3.184%	3/25/45	AAA	3,007,156

518	Freddie Mac Non Gold Participation Certificates 1L1462	2.338%	8/01/36	Aaa	551,499

3,500	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF	1.482%	12/15/16	AAA	3,499,472

376	GE Equipment Transportation LLC, Equipment Loan Asset Backed Securities, Series 2013-2	0.610%	6/24/16	Aaa	375,765

2,500	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	2,608,330

2,000	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass -Through Certificates, Series 2014-GSFL	2.437%	7/15/31	A–	1,977,054

2,900	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass -Through Certificates, Series 2014-GSFL	1.187%	7/15/31	AAA	2,894,847

2,128	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/10/43	Aaa	2,204,989

3,102	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC3	3.645%	3/10/44	Aaa	3,127,222

2,130	Goldman Sachs Mortgage Securities Corporation, Commercial Mortgage Pass- Through Certificates, Series 2011-GC5	2.999%	8/10/44	Aaa	2,167,007

55	Government National Mortgage Association Pool 8824	2.000%	8/20/21	Aaa	55,874

76	Government National Mortgage Association Pool 8006	1.625%	7/20/22	Aaa	77,847

55	Government National Mortgage Association Pool 8699	1.625%	9/20/25	Aaa	57,039

43	Government National Mortgage Association Pool 8847	1.625%	4/20/26	Aaa	45,057

16	Government National Mortgage Association Pool 80106	1.625%	8/20/27	Aaa	16,844

23	Government National Mortgage Association Pool 80154	1.750%	1/20/28	Aaa	23,648

64	Government National Mortgage Association Pool 80283	1.625%	5/20/29	Aaa	66,511

115	Government National Mortgage Association Pool 80469	1.625%	11/20/30	Aaa	120,026

84	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$38	Government National Mortgage Association Pool 80507	1.625%	4/20/31	Aaa	$39,772

142	Government National Mortgage Association Pool 80535	1.625%	8/20/31	Aaa	147,439

28	Government National Mortgage Association Pool 80580	1.750%	2/20/32	Aaa	28,637

255	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust 2009-62 EJ	4.500%	5/16/38	Aaa	263,970

4,525	GP Portfolio Trust 2014-GPP A	2.938%	2/15/27	BBB–	4,531,692

4,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates Series 2007-GG9	5.475%	3/10/39	BBB	4,699,391

500	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2012-T2	4.940%	10/15/45	BBB	499,500

3,000	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2013-T5	1.979%	8/15/46	AAA	2,997,000

5,000	Home Loan Servicing Solutions, HLSS Servicer Advance Receivables Backed Notes 2013-T7	1.981%	11/15/46	AAA	4,975,000

3,100	Huntingto Auto Trust, Motor Vehicle Installment Payments, Series 2015-1	1.950%	6/15/21	AA+	3,104,935

2,500	Hyatt Hotel Portfolio Trust, Mortgage Pass-Through Certificate, Series 2015-HYT	1.886%	11/15/29	AA–	2,504,720

716	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.720%	8/20/29	AA	736,723

4,691	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2006-5 2A	0.391%	12/25/36	Baa2	4,411,145

240	IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.492%	3/25/35	BBB+	239,425

2,500	Invitation Homes Trust 2013-SFR1	2.400%	12/17/30	Baa2	2,442,733

4,680	Invitation Homes Trust 2013-SFR1	1.600%	12/17/30	Aa2	4,617,480

3,787	Invitation Homes Trust 2014-SFR2	1.788%	9/17/31	Aa2	3,764,142

2,000	Invitation Homes Trust 2014-SFR2	1.288%	9/17/31	Aaa	1,979,710

2,000	John Deere Owner Trust, Series 2015-A	1.320%	6/17/19	Aaa	2,006,136

142	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.853%	6/15/43	Aaa	141,754

1,527	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A1	2.749%	11/15/43	AAA	1,533,731

3,000	JPMorgan Chase Commercial Mortgage Securities Corporation, Pass-Through Certificates 2006-LDP6	5.565%	4/15/43	Baa3	3,055,092

3,808	Master Resecuritization Trust 2009-1	6.000%	10/25/36	A	4,012,939

1,013	Mercedes-Benz Auto Receivables Trust 2012-1	0.470%	10/17/16	AAA	1,013,222

768	Merrill Lynch Mortgage Investors Inc., C-BASS Mortgage Loan Asset Backed Certificates Series 2004-CB8	5.158%	12/25/35	AAA	767,785

2,750	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.881%	8/12/49	BB	2,825,391

47	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-13	8.000%	1/25/35	BB	47,268

Nuveen Investments	85

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,042	National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	$1,069,117

906	National Credit Union Administration, Guaranteed Notes Series 2011-R1	0.637%	1/08/20	Aaa	910,772

228	National Credit Union Administration, Guaranteed Notes, Series 2010-R1	1.840%	10/07/20	Aaa	229,308

1,300	Nationstar Agency Fund Trust, Series 2013-T2A	4.212%	2/18/48	BBB	1,307,852

3,629	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-2A	3.750%	5/25/54	AAA	3,748,965

1,800	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2015-A1	3.750%	4/25/52	Aaa	1,843,471

2,000	NLY Commercial Mortgage Trust 2014-FL1	2.787%	11/15/30	A–	1,998,532

3,297	PennyMac Loan Trust, Series 2015-NPL1	4.000%	3/25/55	N/R	3,293,878

1,096	Porsche Financial Auto Securitization Trust 2104-1	0.380%	9/23/16	AAA	1,095,598

370	RBSSP Resecuritization Trust 2009-10	0.287%	3/26/37	N/R	170,706

1,925	RBSSP Resecuritization Trust 2009-5	0.687%	8/26/37	BBB	1,844,813

2,742	RBSSP Resecuritization Trust, Series 2012-8 1A1	0.370%	10/26/36	N/R	2,637,458

3,030	Residential Asset Mortgage Products, Pass-Through Certificates, 2006-RZ4	0.371%	10/25/36	Ba1	2,980,967

3,000	Santander Drive Auto Receivables Trust, Series 2014-1	1.590%	10/15/18	AA	3,009,519

4,000	Silverstone Master Issuer PLC, Mortgage Pass-Through Certificate, Series 2015-1A	0.842%	1/21/70	AAA	4,013,152

1,079	Springleaf Mortgage Loan Trust, Series 2012-3	1.570%	12/25/59	AAA	1,080,826

4,499	Springleaf Mortgage Loan Trust, Series 2013-3A	1.870%	9/25/57	AAA	4,488,644

117	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-11	2.518%	8/25/34	N/R	116,429

3,099	Structured Agency Credit Risk 2014-DN1	1.191%	2/25/24	A1	3,097,606

6,335	Structured Agency Credit Risk Debt Notes 2014-DN2	1.041%	4/25/24	A	6,325,407

4,054	Structured Agency Credit Risk Debt Notes, 2013-DN2	1.641%	11/25/23	Baa1	4,059,224

500	Sway Residential Trust, Series 2014-1	4.486%	1/17/32	N/R	507,245

334	Thornburg Mortgage Securities Trust, Mortgage Loan Pass-Through Certificates, Series 2007-4	6.088%	9/25/37	BBB+	342,883

2,418	Truman Capital Mortgage Loant Trust, Series 2014-NPL3	3.125%	4/25/53	N/R	2,415,622

489	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2005-10B	4.940%	8/10/15	Aaa	490,976

2	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2006-10A	5.408%	2/10/16	Aaa	1,683

116	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2007-10A	5.459%	2/10/17	Aaa	122,867

2,268	UBS-Barclays Commercial Mortgage Trust 2012-C2	1.006%	5/10/63	Aaa	2,270,955

2,884	US Residential Opportunity Fund Trust, Series 2015-1A	3.721%	1/27/35	N/R	2,884,904

2,968	Vericrest Opportunity Loan Transferee, Series 2014-NPL8	3.375%	10/26/54	N/R	2,967,845

3,128	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/13/28	AAA	3,228,477

86	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$4,066		Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	BBB	$4,098,407

2,002		Wells Fargo Home Equity Trust, Series 2005-2	0.731%	4/25/35	A+	1,892,512

445		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2007-2	5.750%	3/25/37	Caa2	433,151

940		Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificate Series 2006-AR14	2.633%	10/25/36	Caa2	871,464

22		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.642%	3/25/35	BBB–	20,980
$316,203		Total Asset-Backed and Mortgage-Backed Securities (cost $316,606,483)				317,773,823

Principal Amount (000) (6)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 0.5%

		Mexico – 0.5%

495	MXN	Mexico Bonos de DeSarrollo	6.250%	6/16/16	A	$3,232,738
		Total Sovereign Debt (cost $3,723,599)				3,232,738
		Total Long-Term Investments (cost $676,747,859)				678,654,146

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 4.7%

		Money Market Funds – 4.7%

32,274,464		Mount Vernon Securities Lending Trust Prime Portfolio, (8)	0.234% (7)			$32,274,464
		Total Investments Purchased with Collateral from Securities Lending (cost $32,274,464)				32,274,464

Shares		Description (1)	Coupon			Value

		SHORT-TERM INVESTMENTS – 1.2%

		Money Market Funds – 1.2%

8,574,230		First American Treasury Obligations Fund, Class Z	0.000% (7)			$8,574,230
		Total Short-Term Investments (cost $8,574,230)				8,574,230
		Total Investments (cost $717,596,553) – 104.2%				719,502,840
		Other Assets Less Liabilities – (4.2)% (9)				(28,778,855)
		Net Assets – 100%				$690,723,985

Investments in Derivatives as of June 30, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan*	$10,000,000	Receive	3-Month USD-LIBOR-ICE	2.739%	Semi-Annually	11/21/23	$(374,124)	$(374,527)
JPMorgan*	23,000,000	Receive	3-Month USD-LIBOR-ICE	2.354	Semi-Annually	5/21/25	116,211	116,211
	$33,000,000						$(257,913)	$(258,316)
*	Citigroup is the clearing broker for this transaction.

Nuveen Investments	87

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Investments in Derivatives as of June 30, 2015 (continued)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ Payable	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(137)	9/15	$(29,994,438)	$6,422	$(94,511)
U.S. Treasury 5-Year Note	Short	(667)	9/15	(79,544,961)	26,054	(21,682)
U.S. Treasury 10-Year Note	Long	346	9/15	43,655,469	(10,813)	(83,792)
				$(65,883,930)	$21,663	$(199,985)
* The aggregate Notional Amount at Value of long and short positions is $43,655,469 and $(109,539,399), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $31,352,558.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(6)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(7)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(8)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

N/A	Not applicable.

I/O	Interest only security.

MXN	Mexican Peso

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate Intercontinental Exchange.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

88	Nuveen Investments

Statement of

Assets and Liabilities	June 30, 2015

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Assets
Long-term investments, at value (cost $227,231,042, $548,721,913, $374,070,982, $73,499,579 and $676,747,859, respectively)	$229,902,055	$560,336,084	$375,547,471	$74,855,873	$678,654,146
Investments purchased with collateral from securities lending, at value (cost approximates value)	13,740,808	69,688,572	5,539,700	2,464,209	32,274,464
Short-term investments, at value (cost approximates value)	6,366,153	16,998,878	11,665,461	454,874	8,574,230
Cash denominated in foreign currencies (cost $—, $—, $—, $— and $422, respectively)	—	—	—	—	295
Cash	—	344,563	—	41,681	—
Cash collateral at brokers(1)	297,885	745,765	739,224	134,105	1,161,684
Interest rate swaps premiums paid	369	450	359	—	403
Unrealized appreciation on:
Forward foreign currency exchange contracts, net	—	425,896	—	—	—
Interest rate swaps	—	26,517	—	—	—
Receivable for:
Dividends	—	—	8,645	—	—
Due from broker	2,201	23,914	1,436	671	7,278
Interest	1,675,277	5,798,523	1,578,370	323,929	3,598,268
Investments sold	6,008,228	27,350	50,000	86,294	73,472
Reclaims	—	25,532	—	—	—
Shares sold	907,393	233,297	1,477,062	1,152	759,853
Variation margin on futures contracts	4,883	12,885	18,248	2,648	32,476
Variation margin on swap contracts	150,789	1,223,849	72,890	—	239,632
Other assets	29,773	44,905	28,799	11,909	74,876
Total assets	259,085,814	655,956,980	396,727,665	78,377,345	725,451,077
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts, net	—	182,234	—	—	—
Payable for:
Collateral from securities lending program	13,740,808	69,688,572	5,539,700	2,464,209	32,274,464
Dividends	363,993	1,023,722	—	56,346	609,811
Investments purchased	7,152,228	15,578,460	284,934	—	1,062,870
Shares redeemed	598,601	2,596,016	364,429	94,619	298,571
Variation margin on futures contracts	2,867	4,625	11,125	1,375	10,813
Variation margin on swap contracts	—	—	—	11,276	—
Accrued expenses:
12b-1 distribution and service fees	3,790	24,817	15,692	2,466	48,078
Management fees	83,100	181,011	97,689	20,032	210,239
Directors fees	17,703	26,807	13,553	424	35,019
Other	90,245	171,670	219,198	63,483	177,227
Total liabilities	22,053,335	89,477,934	6,546,320	2,714,230	34,727,092
Net assets	$237,032,479	$566,479,046	$390,181,345	$75,663,115	$690,723,985

(1) – Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of Assets and Liabilities (continued)

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Class A Shares
Net assets	$14,447,725	$69,967,910	$42,340,690	$9,010,244	$100,544,430
Shares outstanding	1,449,035	6,218,395	3,876,488	1,023,540	10,120,348
Net asset value (“NAV”) per share	$9.97	$11.25	$10.92	$8.80	$9.93
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25%, 4.25%, 3.00% and 2.25%, respectively, of offering price)	$10.28	$11.75	$11.40	$9.07	$10.16
Class C Shares
Net assets	$971,354	$8,580,324	$9,366,489	$666,743	$33,547,300
Shares outstanding	97,761	766,175	863,961	75,608	3,365,611
NAV and offering price per share	$9.94	$11.20	$10.84	$8.82	$9.97
Class R3 Shares
Net assets	$—	$3,751,020	$3,692,860	$136,559	$130,748
Shares outstanding	—	332,221	340,228	15,519	13,138
NAV and offering price per share	$—	$11.29	$10.85	$8.80	$9.95
Class R6 Shares(1)
Net assets	$45,145,410	$43,680,352	$3,074,262	$—	$27,474,989
Shares outstanding	4,543,818	3,887,891	278,890	—	2,761,828
NAV and offering price per share	$9.94	$11.23	$11.02	$—	$9.95
Class I Shares
Net assets	$176,467,990	$440,499,440	$331,707,044	$65,849,569	$529,026,518
Shares outstanding	17,766,370	39,205,950	30,101,861	7,474,768	53,208,061
NAV and offering price per share	$9.93	$11.24	$11.02	$8.81	$9.94
Net assets consist of:
Capital paid-in	$233,972,352	$556,108,417	$391,758,967	$78,516,930	$700,061,991
Undistributed (Over-distribution of) net investment income	(596,106)	226,421	(1,224,267)	(40,066)	(1,641,078)
Accumulated net realized gain (loss)	1,384,784	(571,858)	(1,676,181)	(4,180,376)	(9,144,634)
Net unrealized appreciation (depreciation)	2,271,449	10,716,066	1,322,826	1,366,627	1,447,706
Net assets	$237,032,479	$566,479,046	$390,181,345	$75,663,115	$690,723,985
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001	$0.0001	$0.0001

(1) – Class R6 Shares for Core Bond, Core Plus Bond, Inflation Protected Securities and Short Term Bond were established and commenced operations on January 20, 2015.

See accompanying notes to financial statements.

90	Nuveen Investments

Statement of

Operations	Year Ended June 30, 2015

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Investment Income
Dividend income (net of foreign tax withheld of $—, $—, $281, $— and $—, respectively)	$—	$862,218	$129,115	$—	$—
Interest income	9,373,540	26,139,386	1,737,615	1,707,661	21,721,435
Securities lending income, net	44,416	207,068	51,213	10,095	129,493
Total investment income	9,417,956	27,208,672	1,917,943	1,717,756	21,850,928
Expenses
Management fees	1,363,596	2,700,123	1,527,317	402,382	3,677,739
12b-1 service fees – Class A Shares	37,775	177,586	78,331	23,091	271,953
12b-1 distribution and service fees – Class C Shares	7,739	93,603	65,584	6,625	361,328
12b-1 distribution and service fees – Class R3 Shares	—	10,731	16,800	688	3,668
Shareholder servicing agent fees	125,748	350,890	569,728	73,118	314,035
Custodian fees	96,791	187,458	105,229	56,634	262,915
Directors fees	9,528	18,103	11,254	2,872	28,118
Professional fees	69,345	88,925	69,245	50,098	123,355
Shareholder reporting expenses	21,914	63,654	40,714	13,510	54,199
Federal and state registration fees	45,021	63,679	62,731	51,702	85,654
Other expenses	14,051	21,378	10,771	7,986	36,143
Total expenses before fee waiver/expense reimbursement	1,791,508	3,776,130	2,557,704	688,706	5,219,107
Fee waiver/expense reimbursement	(187,660)	(460,955)	(281,563)	(144,646)	(180,096)
Net expenses	1,603,848	3,315,175	2,276,141	544,060	5,039,011
Net investment income (loss)	7,814,108	23,893,497	(358,198)	1,173,696	16,811,917
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	5,031,234	4,252,552	421,417	248,726	(802,458)
Forward foreign currency exchange contracts	—	1,634,643	—	—	—
Futures contracts	(612,361)	(3,194,614)	(754,218)	(148,062)	(2,388,015)
Swaps	(124,922)	(1,449,357)	(87,457)	—	(595,864)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,406,743)	(25,921,625)	(5,873,341)	(230,005)	(7,953,868)
Forward foreign currency exchange contracts	—	113,116	—	—	—
Futures contracts	(289,855)	(10,137)	(139,680)	9,364	(363,216)
Swaps	(55,935)	(522,059)	(9,837)	10,105	(56,331)
Net realized and unrealized gain (loss)	(4,458,582)	(25,097,481)	(6,443,116)	(109,872)	(12,159,752)
Net increase (decrease) in net assets from operations	$3,355,526	$(1,203,984)	$(6,801,314)	$1,063,824	$4,652,165

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of

Changes in Net Assets

	Core Bond		Core Plus Bond
	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$7,814,108	$10,490,219	$23,893,497	$25,578,836
Net realized gain (loss) from:
Investments and foreign currency	5,031,234	3,385,759	4,252,552	6,806,719
Forward foreign currency exchange contracts	—	—	1,634,643	103,381
Futures contracts	(612,361)	(775,499)	(3,194,614)	(496,311)
Swaps	(124,922)	(62,559)	(1,449,357)	721,814
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,406,743)	10,344,536	(25,921,625)	21,087,506
Forward foreign currency exchange contracts	—	—	113,116	297,828
Futures contracts	(289,855)	358,068	(10,137)	(2,134,542)
Swaps	(55,935)	(101,180)	(522,059)	(2,811,918)
Net increase (decrease) in net assets from operations	3,355,526	23,639,344	(1,203,984)	49,153,313
Distributions to Shareholders
From net investment income:
Class A Shares	(410,574)	(341,348)	(2,692,431)	(2,697,373)
Class C Shares	(15,077)	(6,259)	(283,270)	(136,575)
Class R3 Shares	—	—	(77,205)	(13,845)
Class R6 Shares(1)	(606,476)	—	(819,814)	—
Class I Shares	(7,655,076)	(9,301,012)	(19,556,879)	(21,420,472)
From accumulated net realized gains:
Class A Shares	(263,674)	(219,231)	(107,721)	(1,118,477)
Class C Shares	(13,719)	(6,208)	(14,759)	(67,202)
Class R3 Shares	—	—	(2,022)	(5,884)
Class R6 Shares(1)	—	—	—	—
Class I Shares	(4,644,858)	(5,526,774)	(758,094)	(8,524,192)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(13,609,454)	(15,400,832)	(24,312,195)	(33,984,020)
Fund Share Transactions
Proceeds from sale of shares	85,693,256	46,333,424	165,027,733	91,376,742
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,944,510	6,083,753	10,857,907	15,157,788
	91,637,766	52,417,177	175,885,640	106,534,530
Cost of shares redeemed	(189,624,091)	(215,387,498)	(175,913,051)	(203,206,721)
Net increase (decrease) in net assets from Fund share transactions	(97,986,325)	(162,970,321)	(27,411)	(96,672,191)
Net increase (decrease) in net assets	(108,240,253)	(154,731,809)	(25,543,590)	(81,502,898)
Net assets at the beginning of period	345,272,732	500,004,541	592,022,636	673,525,534
Net assets at the end of period	$237,032,479	$345,272,732	$566,479,046	$592,022,636
Undistributed (Over-distribution of) net investment income at the end of period	$(596,106)	$401,912	$226,421	$(319,558)

(1) – Class R6 Shares were established and commenced operations on January 20, 2015.

See accompanying notes to financial statements.

92	Nuveen Investments

	Inflation Protected Securities		Intermediate Government Bond
	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$(358,198)	$5,529,696	$1,173,696	$1,105,481
Net realized gain (loss) from:
Investments and foreign currency	421,417	(636,355)	248,726	(291,574)
Forward foreign currency exchange contracts	—	1,649	—	—
Futures contracts	(754,218)	342,380	(148,062)	63,635
Swaps	(87,457)	(43,799)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,873,341)	10,327,354	(230,005)	616,311
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	(139,680)	(80,142)	9,364	(39,323)
Swaps	(9,837)	(70,939)	10,105	—
Net increase (decrease) in net assets from operations	(6,801,314)	15,369,844	1,063,824	1,454,530
Distributions to Shareholders
From net investment income:
Class A Shares	(152,769)	(154,907)	(95,950)	(138,721)
Class C Shares	(11,491)	(17,999)	(1,935)	(4,636)
Class R3 Shares	(17,756)	(7,015)	(1,061)	(1,450)
Class R6 Shares(1)	—	—	—	—
Class I Shares	(2,430,339)	(3,179,552)	(989,317)	(971,041)
From accumulated net realized gains:
Class A Shares	—	(325,704)	—	—
Class C Shares	—	(141,506)	—	—
Class R3 Shares	—	(9,071)	—	—
Class R6 Shares(1)	—	—	—	—
Class I Shares	—	(5,369,832)	—	—
Return of capital:
Class A Shares	(122,017)	—	—	(9,999)
Class C Shares	(25,540)	—	—	(793)
Class R3 Shares	(13,085)	—	—	(131)
Class R6 Shares(1)	(1,246)	—	—	—
Class I Shares	(1,261,968)	—	—	(60,271)
Decrease in net assets from distributions to shareholders	(4,036,211)	(9,205,586)	(1,088,263)	(1,187,042)
Fund Share Transactions
Proceeds from sale of shares	144,694,926	158,672,789	34,529,466	53,702,453
Proceeds from shares issued to shareholders due to reinvestment of distributions	961,850	2,098,537	192,564	322,556
	145,656,776	160,771,326	34,722,030	54,025,009
Cost of shares redeemed	(100,530,682)	(187,476,368)	(55,617,506)	(22,292,736)
Net increase (decrease) in net assets from Fund share transactions	45,126,094	(26,705,042)	(20,895,476)	31,732,273
Net increase (decrease) in net assets	34,288,569	(20,540,784)	(20,919,915)	31,999,761
Net assets at the beginning of period	355,892,776	376,433,560	96,583,030	64,583,269
Net assets at the end of period	$390,181,345	$355,892,776	$75,663,115	$96,583,030
Undistributed (Over-distribution of) net investment income at the end of period	$(1,224,267)	$1,692,868	$(40,066)	$(125,499)

(1) – Class R6 Shares for Inflation Protected Securities were established and commenced operations on January 20, 2015.

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of Changes in Net Assets (continued)

	Short Term Bond
	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$16,811,917	$19,598,926
Net realized gain (loss) from:
Investments and foreign currency	(802,458)	3,463,619
Forward foreign currency exchange contracts	—	1,275
Futures contracts	(2,388,015)	(95,888)
Swaps	(595,864)	157,088
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(7,953,868)	6,064,861
Forward foreign currency exchange contracts	—	—
Futures contracts	(363,216)	(2,053,693)
Swaps	(56,331)	(357,445)
Net increase (decrease) in net assets from operations	4,652,165	26,778,743
Distributions to Shareholders
From net investment income:
Class A Shares	(1,658,982)	(2,293,445)
Class C Shares	(269,364)	(483,118)
Class R3 Shares	(9,008)	(13,089)
Class R6 Shares(1)	(212,174)	—
Class I Shares	(14,124,963)	(16,617,287)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares(1)	—	—
Class I Shares	—	—
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares(1)	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(16,274,491)	(19,406,939)
Fund Share Transactions
Proceeds from sale of shares	309,686,804	543,355,445
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,640,699	5,494,886
	314,327,503	548,850,331
Cost of shares redeemed	(683,861,963)	(391,092,749)
Net increase (decrease) in net assets from Fund share transactions	(369,534,460)	157,757,582
Net increase (decrease) in net assets	(381,156,786)	165,129,386
Net assets at the beginning of period	1,071,880,771	906,751,385
Net assets at the end of period	$690,723,985	$1,071,880,771
Undistributed (Over-distribution of) net investment income at the end of period	$(1,641,078)	$(1,759,566)

(1) – Class R6 Shares were established and commenced operations on January 20, 2015.

See accompanying notes to financial statements.

94	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	95

Financial

Highlights

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/95)
2015	$10.36	$0.25	$(0.19)	$0.06	$(0.28)	$(0.17)	$(0.45)	$9.97
2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	(0.36)	10.36
2013	10.67	0.18	(0.20)	(0.02)	(0.18)	(0.34)	(0.52)	10.13
2012	10.47	0.29	0.23	0.52	(0.30)	(0.02)	(0.32)	10.67
2011	10.33	0.33	0.14	0.47	(0.33)	—	(0.33)	10.47
Class C (1/11)
2015	10.32	0.17	(0.19)	(0.02)	(0.19)	(0.17)	(0.36)	9.94
2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	(0.28)	10.32
2013	10.62	0.09	(0.19)	(0.10)	(0.09)	(0.35)	(0.44)	10.08
2012	10.44	0.19	0.22	0.41	(0.22)	(0.01)	(0.23)	10.62
2011(e)	10.37	0.12	0.06	0.18	(0.11)	—	(0.11)	10.44
Class R6 (1/15)
2015(f)	10.22	0.12	(0.27)	(0.15)	(0.13)	—	(0.13)	9.94
Class I (1/93)
2015	10.32	0.27	(0.19)	0.08	(0.30)	(0.17)	(0.47)	9.93
2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	(0.25)	10.32
2013	10.63	0.20	(0.20)	—	(0.21)	(0.33)	(0.54)	10.09
2012	10.43	0.30	0.23	0.53	(0.32)	(0.01)	(0.33)	10.63
2011	10.29	0.35	0.14	0.49	(0.35)	—	(0.35)	10.43

96	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.52%	$14,448	0.85%		2.34%		0.78%		2.40%		44%
5.94	14,857	0.81		2.29		0.78		2.32		49
(0.38)	18,331	0.79		1.63		0.78		1.65		85
4.93	21,262	0.95		2.61		0.85		2.70		75
4.70	22,502	0.94		3.10		0.85		3.20		58

(0.20)	971	1.61		1.59		1.53		1.67		44
5.24	514	1.56		1.54		1.53		1.57		49
(1.17)	585	1.54		0.87		1.53		0.88		85
3.97	1,568	1.69		1.79		1.67		1.81		75
1.76	1,152	1.79	*	2.46	*	1.70	*	2.56	*	58

(1.46)	45,145	0.56	*	2.60	*	0.48	*	2.68	*	44

0.78	176,468	0.59		2.59		0.53		2.65		44
6.21	329,901	0.56		2.53		0.53		2.56		49
(0.16)	481,088	0.54		1.88		0.53		1.89		85
5.18	621,066	0.70		2.85		0.68		2.87		75
4.76	657,129	0.74		3.30		0.70		3.35		58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 18, 2011 (commencement of operations) through June 30, 2011.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2015	$11.75	$0.45	$(0.49)	$(0.04)	$(0.44)	$(0.02)	$(0.46)	$11.25
2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	(0.62)	11.75
2013	11.64	0.41	(0.12)	0.29	(0.42)	(0.05)	(0.47)	11.46
2012	11.44	0.41	0.21	0.62	(0.42)	—	(0.42)	11.64
2011	11.22	0.43	0.21	0.64	(0.42)	—	(0.42)	11.44
Class C (2/99)
2015	11.69	0.36	(0.48)	(0.12)	(0.35)	(0.02)	(0.37)	11.20
2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	(0.53)	11.69
2013	11.59	0.32	(0.12)	0.20	(0.34)	(0.05)	(0.39)	11.40
2012	11.40	0.32	0.21	0.53	(0.34)	—	(0.34)	11.59
2011	11.18	0.34	0.21	0.55	(0.33)	—	(0.33)	11.40
Class R3 (9/01)
2015	11.80	0.42	(0.50)	(0.08)	(0.41)	(0.02)	(0.43)	11.29
2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	(0.60)	11.80
2013	11.70	0.38	(0.12)	0.26	(0.40)	(0.05)	(0.45)	11.51
2012	11.50	0.38	0.22	0.60	(0.40)	—	(0.40)	11.70
2011	11.27	0.40	0.22	0.62	(0.39)	—	(0.39)	11.50
Class R6 (1/15)
2015(f)	11.48	0.22	(0.26)	(0.04)	(0.21)	—	(0.21)	11.23
Class I (2/94)
2015	11.74	0.48	(0.49)	(0.01)	(0.47)	(0.02)	(0.49)	11.24
2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	(0.65)	11.74
2013	11.64	0.44	(0.14)	0.30	(0.45)	(0.05)	(0.50)	11.44
2012	11.44	0.44	0.21	0.65	(0.45)	—	(0.45)	11.64
2011	11.21	0.46	0.22	0.68	(0.45)	—	(0.45)	11.44

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

(0.41)%	$69,968	0.85%		3.80%		0.77%		3.88%		44%
8.23	68,728	0.84		3.89		0.77		3.97		50
2.40	79,740	0.81		3.42		0.77		3.46		46
5.52	83,264	0.97		3.51		0.93		3.55		98
5.73	85,980	0.99		3.72		0.94		3.77		91

(1.10)	8,580	1.60		3.06		1.52		3.15		44
7.43	7,696	1.59		3.13		1.52		3.20		50
1.59	4,200	1.56		2.67		1.52		2.71		46
4.68	4,603	1.72		2.76		1.67		2.80		98
4.97	3,711	1.74		2.97		1.69		3.02		91

(0.70)	3,751	1.10		3.57		1.02		3.65		44
7.97	638	1.10		3.65		1.02		3.73		50
2.11	350	1.06		3.18		1.02		3.22		46
5.27	313	1.22		3.24		1.18		3.27		98
5.54	380	1.23		3.47		1.19		3.52		91

(0.29)	43,680	0.54	*	4.14	*	0.46	*	4.22	*	44

(0.15)	440,499	0.60		4.04		0.52		4.12		44
8.64	514,961	0.60		4.17		0.52		4.24		50
2.52	588,627	0.56		3.67		0.52		3.71		46
5.79	718,505	0.72		3.76		0.68		3.80		98
6.09	925,541	0.74		3.97		0.69		4.02		91

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/04)
2015	$11.26	$(0.03)	$(0.20)	$(0.23)	$(0.07)	$—	$(0.04)	$(0.11)	$10.92
2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	—	(0.29)	11.26
2013	11.80	0.07	(0.66)	(0.59)	(0.13)	—	—	(0.13)	11.08
2012	10.94	0.23	1.01	1.24	(0.38)	—	—	(0.38)	11.80
2011	10.33	0.35	0.40	0.75	(0.14)	—	—	(0.14)	10.94
Class C (10/04)
2015	11.21	(0.11)	(0.20)	(0.31)	(0.02)	—	(0.04)	(0.06)	10.84
2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	—	(0.23)	11.21
2013	11.72	(0.03)	(0.60)	(0.63)	(0.06)	—	—	(0.06)	11.03
2012	10.84	0.14	1.00	1.14	(0.26)	—	—	(0.26)	11.72
2011	10.24	0.26	0.41	0.67	(0.07)	—	—	(0.07)	10.84
Class R3 (10/04)
2015	11.21	(0.11)	(0.16)	(0.27)	(0.05)	—	(0.04)	(0.09)	10.85
2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	—	(0.27)	11.21
2013	11.74	0.04	(0.62)	(0.58)	(0.11)	—	—	(0.11)	11.05
2012	10.84	0.22	0.97	1.19	(0.29)	—	—	(0.29)	11.74
2011	10.31	0.11	0.54	0.65	(0.12)	—	—	(0.12)	10.84
Class R6 (1/15)
2015(e)	11.18	— *	(0.16)	(0.16)	—	—	— *	—	11.02
Class I (10/04)
2015	11.35	(0.01)	(0.19)	(0.20)	(0.09)	—	(0.04)	(0.13)	11.02
2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	—	(0.31)	11.35
2013	11.81	0.09	(0.61)	(0.52)	(0.15)	—	—	(0.15)	11.14
2012	10.96	0.25	1.01	1.26	(0.41)	—	—	(0.41)	11.81
2011	10.34	0.40	0.38	0.78	(0.16)	—	—	(0.16)	10.96

100	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.04)%	$42,341	0.92%		(0.38)%	0.83%		(0.29)%	34%
4.35	24,020	0.86		1.30	0.83		1.33	48
(5.07)	21,949	0.81		0.56	0.81		0.56	52
11.44	19,330	1.00		1.81	0.84		1.97	47
7.30	12,080	1.09		3.05	0.85		3.30	45

(2.75)	9,366	1.66		(1.06)	1.58		(0.98)	34
3.76	6,954	1.61		0.50	1.58		0.52	48
(5.39)	9,761	1.56		(0.25)	1.56		(0.25)	52
10.62	9,703	1.75		1.05	1.59		1.21	47
6.59	8,043	1.84		2.19	1.60		2.44	45

(2.38)	3,693	1.15		(1.05)	1.08		(0.98)	34
3.97	3,447	1.13		2.63	1.08		2.68	48
(5.02)	519	1.06		0.32	1.06		0.32	52
11.10	173	1.25		1.72	1.09		1.88	47
6.31	33	1.38		0.78	1.10		1.05	45

(1.39)	3,074	0.52	**	(0.12)**	0.41	**	(0.01)**	34

(1.78)	331,707	0.66		(0.13)	0.58		(0.05)	34
4.82	321,472	0.61		1.65	0.58		1.68	48
(4.46)	344,204	0.56		0.77	0.56		0.77	52
11.62	321,386	0.75		1.99	0.59		2.15	47
7.62	255,183	0.84		3.49	0.60		3.74	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial Highlights (continued)

Intermediate Government Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/02)
2015	$8.81	$0.10	$(0.02)	$0.08	$(0.09)	$—	$—	$(0.09)	$8.80
2014	8.79	0.11	0.03	0.14	(0.11)	—	(0.01)	(0.12)	8.81
2013	9.02	0.14	(0.20)	(0.06)	(0.17)	—	—	(0.17)	8.79
2012	8.84	0.18	0.19	0.37	(0.19)	—	—	(0.19)	9.02
2011	8.77	0.20	0.07	0.27	(0.20)	—	—	(0.20)	8.84
Class C (10/09)
2015	8.83	0.04	(0.02)	0.02	(0.03)	—	—	(0.03)	8.82
2014	8.80	0.05	0.04	0.09	(0.05)	—	(0.01)	(0.06)	8.83
2013	9.03	0.07	(0.21)	(0.14)	(0.09)	—	—	(0.09)	8.80
2012	8.85	0.10	0.20	0.30	(0.12)	—	—	(0.12)	9.03
2011	8.77	0.12	0.08	0.20	(0.12)	—	—	(0.12)	8.85
Class R3 (10/09)
2015	8.81	0.08	(0.02)	0.06	(0.07)	—	—	(0.07)	8.80
2014	8.78	0.09	0.04	0.13	(0.09)	—	(0.01)	(0.10)	8.81
2013	9.01	0.12	(0.21)	(0.09)	(0.14)	—	—	(0.14)	8.78
2012	8.84	0.15	0.18	0.33	(0.16)	—	—	(0.16)	9.01
2011	8.77	0.16	0.08	0.24	(0.17)	—	—	(0.17)	8.84
Class I (10/02)
2015	8.82	0.12	(0.01)	0.11	(0.12)	—	—	(0.12)	8.81
2014	8.80	0.13	0.04	0.17	(0.14)	—	(0.01)	(0.15)	8.82
2013	9.03	0.16	(0.21)	(0.05)	(0.18)	—	—	(0.18)	8.80
2012	8.84	0.19	0.21	0.40	(0.21)	—	—	(0.21)	9.03
2011	8.77	0.21	0.07	0.28	(0.21)	—	—	(0.21)	8.84

102	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

0.93%	$9,010	1.02%	1.00%	0.85%	1.17%	59%
1.65	9,621	1.01	1.14	0.85	1.30	31
(0.74)	11,034	1.01	1.41	0.85	1.57	55
4.24	12,735	1.11	1.65	0.77	1.99	72
3.10	14,086	1.10	1.85	0.73	2.22	58

0.18	667	1.77	0.25	1.60	0.42	59
0.98	639	1.76	0.40	1.60	0.56	31
(1.53)	1,090	1.76	0.66	1.60	0.82	55
3.35	1,438	1.86	0.90	1.60	1.16	72
2.32	1,417	1.89	1.05	1.58	1.37	58

0.66	137	1.27	0.75	1.10	0.92	59
1.49	137	1.26	0.89	1.10	1.05	31
(1.00)	168	1.26	1.17	1.10	1.32	55
3.79	214	1.36	1.39	1.10	1.66	72
2.75	473	1.39	1.56	1.08	1.87	58

1.20	65,850	0.77	1.24	0.60	1.40	59
1.90	86,186	0.76	1.36	0.60	1.52	31
(0.53)	52,291	0.76	1.67	0.60	1.83	55
4.50	70,060	0.86	1.90	0.60	2.16	72
3.25	98,960	0.89	2.05	0.58	2.36	58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial Highlights (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2015	$10.05	$0.16	$(0.13)	$0.03	$(0.15)	$—	$(0.15)	$9.93
2014	9.97	0.19	0.08	0.27	(0.19)	—	(0.19)	10.05
2013	9.95	0.20	0.03	0.23	(0.21)	—	(0.21)	9.97
2012	10.06	0.24	(0.10)	0.14	(0.25)	—	(0.25)	9.95
2011	9.98	0.24	0.06	0.30	(0.22)	—	(0.22)	10.06
Class C (10/09)
2015	10.08	0.08	(0.12)	(0.04)	(0.07)	—	(0.07)	9.97
2014	10.00	0.11	0.08	0.19	(0.11)	—	(0.11)	10.08
2013	9.97	0.12	0.04	0.16	(0.13)	—	(0.13)	10.00
2012	10.09	0.16	(0.11)	0.05	(0.17)	—	(0.17)	9.97
2011	10.00	0.15	0.07	0.22	(0.13)	—	(0.13)	10.09
Class R3 (9/11)
2015	10.07	0.13	(0.13)	0.00	(0.12)	—	(0.12)	9.95
2014	9.99	0.16	0.08	0.24	(0.16)	—	(0.16)	10.07
2013	9.96	0.17	0.04	0.21	(0.18)	—	(0.18)	9.99
2012(e)	9.85	0.16	0.13	0.29	(0.18)	—	(0.18)	9.96
Class R6 (1/15)
2015(f)	9.93	0.09	— *	0.09	(0.07)	—	(0.07)	9.95
Class I (2/94)
2015	10.06	0.18	(0.12)	0.06	(0.18)	—	(0.18)	9.94
2014	9.98	0.21	0.08	0.29	(0.21)	—	(0.21)	10.06
2013	9.95	0.22	0.04	0.26	(0.23)	—	(0.23)	9.98
2012	10.07	0.26	(0.11)	0.15	(0.27)	—	(0.27)	9.95
2011	9.99	0.25	0.06	0.31	(0.23)	—	(0.23)	10.07

104	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.32%	$100,544	0.73%		1.56%		0.71%		1.58%		43%
2.69	116,365	0.73		1.84		0.71		1.86		43
2.30	141,099	0.73		1.96		0.71		1.99		42
1.42	112,851	0.82		2.33		0.73		2.42		56
3.00	80,927	0.87		2.22		0.73		2.37		58

(0.36)	33,547	1.48		0.81		1.46		0.83		43
1.89	39,347	1.48		1.11		1.46		1.13		43
1.61	44,414	1.48		1.22		1.46		1.24		42
0.50	42,346	1.56		1.56		1.55		1.57		56
2.22	5,101	1.66		1.45		1.58		1.53		58

0.02	131	0.98		1.29		0.96		1.31		43
2.38	1,049	0.98		1.59		0.96		1.61		43
2.10	516	0.98		1.71		0.96		1.73		42
2.92	446	1.06	**	2.07	**	1.05	**	2.07	**	56

0.96	27,475	0.46	**	1.95	**	0.43	**	1.98	**	43

0.57	529,027	0.48		1.80		0.46		1.82		43
2.93	915,119	0.48		2.09		0.46		2.11		43
2.65	720,722	0.48		2.22		0.46		2.23		42
1.51	727,242	0.57		2.59		0.55		2.61		56
3.16	741,969	0.67		2.43		0.58		2.52		58

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period September 23, 2011 (commencement of operations) through June 30, 2012.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	105

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”) and Nuveen Short Term Bond Fund (“Short Term Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Core Bond

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and municipal securities in an amount not to exceed 20% of the Fund’s net assets. Bonds in the Fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 25% of its total assets in U.S. dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts, interest rate caps, collars, and floors; swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Core Plus Bond

Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities,

106	Nuveen Investments

residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and municipal securities in an amount not to exceed 20% of the Fund’s net assets.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Inflation Protected Securities

Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The Fund’s investments in U.S. government inflation protected securities will include U.S. Treasury inflation protected securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government. Some securities issued by agencies and instrumentalities of the U.S. government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected debt securities issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Nuveen Investments	107

Notes to Financial Statements (continued)

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected, which may include domestic and foreign corporate debt obligations, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, debt obligations of foreign governments, residential and commercial mortgage-backed securities, asset-backed securities and derivative instruments, as discussed below.

Up to 10% of the Fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The Fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between eight and fifteen years and an average effective duration of between four and ten years. The Fund’s weighted average effective maturity and average effective duration are measures of how the Fund may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps, collars, and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Intermediate Government Bond

Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in U.S. government bonds. U.S. government bonds are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, mortgage-backed securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC) and non-mortgage-related obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as FNMA, FHLMC, Federal Farm Credit Banks, the Federal Home Loan Bank System, and the Tennessee Valley Authority, including obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program.

U.S. Treasury obligations and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuing agency or instrumentality.

The Fund may invest up to 20% of its total assets, collectively, in non-U.S. government debt obligations, asset-backed securities, residential and commercial mortgage-backed securities, corporate debt obligations, and municipal securities. Such securities will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity between three and ten years and an effective duration of between two and one-half and seven years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

To generate additional income, the Fund may invest up to 10% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The Fund may utilize the following derivatives: futures contracts; options on futures contracts, swap agreements, including swap agreements on interest rates, security indexes and specific securities and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts that are traded on domestic securities exchanges, boards of trade, or similar entities and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio, or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use derivatives to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

108	Nuveen Investments

Short Term Bond

Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds, such as U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, residential and commercial mortgage-backed securities, asset-backed securities, corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, and municipal securities.

Up to 20% of the Fund’s total assets may be invested in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 5% of the Fund’s total assets.

The Fund may invest up to 35% of its total assets in debt obligations of foreign corporations and foreign governments. However, no more than 10% of the Fund’s total assets may be invested in debt obligations of corporations and governments that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

Up to 10% of the Fund’s total assets may have non-U.S. dollar currency exposure from non-U.S. dollar denominated securities and currency derivatives, calculated on an absolute notional basis (i.e., adding together the absolute value of net long and net short exposures to individual non-U.S. dollar currencies).

Under normal market conditions, the Fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The Fund’s weighted average effective maturity and effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

Core Bond, Core Plus Bond, Inflation Protected Securities and Short Term Bond began offering Class R6 Shares on January 20, 2015.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

Nuveen Investments	109

Notes to Financial Statements (continued)

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Bond	Core Plus Bond	Short Term Bond
Outstanding when-issued/delayed delivery purchase commitments	$4,072,348	$15,578,460	$1,062,870

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

110	Nuveen Investments

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

The exchange traded funds in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a

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Notes to Financial Statements (continued)

security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$102,916,172	$—	$102,916,172
$1,000 Par (or similar) Institutional Preferred	—	1,503,325	—	1,503,325
U.S. Government and Agency Obligations	—	28,341,220	—	28,341,220
Asset-Backed and Mortgage-Backed Securities	—	95,649,638	—	95,649,638
Sovereign Debt	—	1,491,700	—	1,491,700
Investments Purchased with Collateral from Securities Lending	13,740,808	—	—	13,740,808
Short-Term Investments:
Money Market Funds	6,366,153	—	—	6,366,153
Investments in Derivatives:
Interest Rate Swaps**	—	(157,115)	—	(157,115)
Futures Contracts**	(242,449)	—	—	(242,449)
Total	$19,864,512	$229,744,940	$—	$249,609,452

Core Plus Bond
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$14,098,205	$—	$—	$14,098,205
Corporate Bonds	—	352,816,709	—	352,816,709
$1,000 Par (or similar) Institutional Preferred	—	36,798,035	—	36,798,035
Municipal Bonds	—	6,211,787	—	6,211,787
Asset-Backed and Mortgage-Backed Securities	—	122,126,792	—	122,126,792
Sovereign Debt	—	28,284,556	—	28,284,556
Investments Purchased with Collateral from Securities Lending	69,688,572	—	—	69,688,572
Short-Term Investments:
Money Market Funds	16,998,878	—	—	16,998,878
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	243,662	—	243,662
Interest Rate Swaps**	—	(1,224,718)	—	(1,224,718)
Futures Contracts**	90,730	—	—	90,730
Total	$100,876,385	$545,256,823	$—	$646,133,208
*	Refer to the Fund’s Portfolio of Investments for industry, state and country, where applicable, classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

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Inflation Protected Securities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$300,450	$—	$—	$300,450
$25 Par (or similar) Retail Preferred	285,000	—	—	285,000
Corporate Bonds	—	38,454,509	—	38,454,509
$1,000 Par (or similar) Institutional Preferred	—	336,750	—	336,750
Municipal Bonds	—	2,065,056	—	2,065,056
U.S. Government and Agency Obligations	—	316,240,169	—	316,240,169
Asset-Backed and Mortgage-Backed Securities	—	14,956,913	—	14,956,913
Investment Companies	628,085	—	—	628,085
Sovereign Debt	—	2,280,539	—	2,280,539
Investments Purchased with Collateral from Securities Lending	5,539,700	—	—	5,539,700
Short-Term Investments:
Money Market Funds	11,665,461	—	—	11,665,461
Investments in Derivatives:
Interest Rate Swaps**	—	(80,776)	—	(80,776)
Futures Contracts**	(72,887)	—	—	(72,887)
Total	$18,345,809	$374,253,160	$—	$392,598,969

Intermediate Government Bond
Long-Term Investments*:
Corporate Bonds	$—	$399,410	$—	$399,410
Municipal Bonds	—	2,765,257	—	2,765,257
U.S. Government and Agency Obligations	—	36,429,976	—	36,429,976
Asset-Backed and Mortgage-Backed Securities	—	35,261,230	—	35,261,230
Investments Purchased with Collateral from Securities Lending	2,464,209	—	—	2,464,209
Short-Term Investments:
Money Market Funds	454,874	—	—	454,874
Investments in Derivatives:
Interest Rate Swaps**	—	10,105	—	10,105
Futures Contracts**	228	—	—	228
Total	$2,919,311	$74,865,978	$—	$77,785,289

Short Term Bond
Long-Term Investments*:
Corporate Bonds	$—	$323,465,323	$—	$323,465,323
$1,000 Par (or similar) Institutional Preferred	—	3,408,750	—	3,408,750
Municipal Bonds	—	15,761,407	—	15,761,407
U.S. Government and Agency Obligations	—	15,012,105	—	15,012,105
Asset-Backed and Mortgage-Backed Securities	—	317,773,823	—	317,773,823
Sovereign Debt	—	3,232,738	—	3,232,738
Investments Purchased with Collateral from Securities Lending	32,274,464	—	—	32,274,464
Short-Term Investments:
Money Market Funds	8,574,230	—	—	8,574,230
Investments in Derivatives:
Interest Rate Swaps**	—	(258,316)	—	(258,316)
Futures Contracts**	(199,985)	—	—	(199,985)
Total	$40,648,709	$678,395,830	$—	$719,044,539
*	Refer to the Fund’s Portfolio of Investments for industry, state and country, where applicable, classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	113

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below

114	Nuveen Investments

100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The Funds’ custodian serves as the securities lending agent for the Funds. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged to (from) Counterparty*	Net Exposure
Core Bond	U.S. Bank National Association	$13,267,344	$(13,267,344)	$—
Core Plus Bond	U.S. Bank National Association	66,574,107	(66,574,107)	—
Inflation Protected Securities	U.S. Bank National Association	5,295,254	(5,295,254)	—
Intermediate Government Bond	U.S. Bank National Association	2,363,973	(2,363,973)	—
Short Term Bond	U.S. Bank National Association	31,352,558	(31,352,558)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the investments purchased with collateral from securities lending and the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Securities lending fees paid	$4,325	$35,569	$2,965	$1,174	$19,107

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

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Notes to Financial Statements (continued)

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

Core Plus Bond
Average notional amount of forward foreign currency exchange contracts outstanding*	$40,261,710
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of forward foreign currency exchange contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$490,773	Unrealized depreciation on forward foreign currency exchange contracts, net	$—
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(64,877)	Unrealized depreciation on forward foreign currency exchange contracts, net	(182,234)
Total			$425,896		$(182,234)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America	$91,763	$—	$—	$91,763	$—	$91,763
	Citigroup	130,035	—	—	130,035	—	130,035
	Deutsche Bank	247,503	(64,877)	(64,877)	182,626	—	182,626
	Goldman Sachs	17,607	—	—	17,607	—	17,607
	Morgan Stanley	—	(182,234)	—	(182,234)	—	(182,234)
	Nomura Securities	3,865	—	—	3,865	—	3,865
Total		$490,773	$(247,111)	$(64,877)	$243,662	$—	$243,662
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$1,634,643	$113,116

116	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during current fiscal period was as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Average notional amount of futures contracts outstanding*	$89,001,207	$88,502,276	$80,949,614	$17,606,285	$113,956,158
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(85,422)	Payable for variation margin on futures contracts*	$(157,027)
Core Plus Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$299,422	—	$—
		Receivable for variation margin on futures contracts*	(2,679)	Payable for variation margin on futures contracts*	(206,013)
Total			$296,743		$(206,013)
Inflation Protected Securities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(29,849)	Payable for variation margin on futures contracts*	$(43,038)
Intermediate Government Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(18,553)	Payable for variation margin on futures contracts*	$18,781

Nuveen Investments	117

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Short Term Bond
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(116,193)	Payable for variation margin on futures contracts*	$(83,792)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$(612,361)	$(289,855)
Core Plus Bond	Interest rate	Futures contracts	(3,194,614)	(10,137)
Inflation Protected Securities	Interest rate	Futures contracts	(754,218)	(139,680)
Intermediate Government Bond	Interest rate	Futures contracts	(148,062)	9,364
Short Term Bond	Interest rate	Futures contracts	(2,388,015)	(363,216)

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Average notional amount of interest rate swap contracts outstanding*	$6,200,000	$50,000,000	$5,500,000	$400,000	$14,600,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

118	Nuveen Investments

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Core Plus Bond used high yield credit default swaps to partially hedge its exposure to the high yield market, however this position was removed shortly after the beginning of the current fiscal period.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Core Plus Bond
Average notional amount of credit default swap contracts outstanding*	$4,415,400
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$30,316	—	$—
		Receivable for variation margin on swap contracts*	(187,431)	—	—
Total			$(157,115)		$—

Core Plus Bond

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$75,790
Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	(1,327,025)	—	$—
Interest rate	Swaps (OTC)	Unrealized appreciation on interest rate swaps**	26,517	—	—
Total			$(1,224,718)		$—

Nuveen Investments	119

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected Securities

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$50,526	—	$—
		Receivable for variation margin on swap contracts*	(131,302)	—	—
Total			$(80,776)		$—

Intermediate Government Bond

Interest rate	Swaps (Exchange-Cleared)	—	$—	Payable for variation margin on swap contracts*	$10,105

Short Term Bond

Interest rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$116,211	—	$—
		Receivable for variation margin on swap contracts*	(374,527)	—	—
Total			$(258,316)		$—
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counter party	Net Exposure
Core Plus Bond
Swaps	JPMorgan	$26,517	$—	$—	$26,517	$(26,517)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Bond	Interest rate	Swaps	$(124,922)	$(55,935)
Core Plus Bond
	Credit	Swaps	(355,785)	269,051
	Interest rate	Swaps	(1,093,572)	(791,110)
Total			$(1,449,357)	$(522,059)
Inflation Protected Securities	Interest rate	Swaps	$(87,457)	$(9,837)
Intermediate Government Bond	Interest rate	Swaps	$—	$10,105
Short Term Bond	Interest rate	Swaps	$(595,864)	$(56,331)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge

120	Nuveen Investments

collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/15		Year Ended 6/30/14
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	480,983	$4,953,915	190,891	$1,930,242
Class C	96,329	982,982	26,748	272,294
Class R6	4,651,952	47,541,741	—	—
Class I	3,159,449	32,214,618	4,357,280	44,130,888
Shares issued to shareholders due to reinvestment of distributions:
Class A	58,925	602,146	50,578	512,778
Class C	2,063	20,945	779	7,842
Class R6	51,608	521,428	—	—
Class I	470,639	4,799,991	550,784	5,563,133
	8,971,948	91,637,766	5,177,060	52,417,177
Shares redeemed:
Class A	(524,861)	(5,370,931)	(617,258)	(6,266,755)
Class C	(50,490)	(511,743)	(35,731)	(362,204)
Class R6	(159,742)	(1,625,000)	—	—
Class I	(17,818,315)	(182,116,417)	(20,612,872)	(208,758,539)
	(18,553,408)	(189,624,091)	(21,265,861)	(215,387,498)
Net increase (decrease)	(9,581,460)	$(97,986,325)	(16,088,801)	$(162,970,321)

	Year Ended 6/30/15		Year Ended 6/30/14
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,431,910	$16,573,234	609,904	$7,036,407
Class A – automatic conversion of Class B Shares	—	—	47,844	553,873
Class B – exchanges	—	—	7	67
Class C	443,728	5,107,553	431,928	4,981,210
Class R3	339,863	3,921,356	28,830	336,916
Class R6	3,988,552	45,789,116	—	—
Class I	8,121,755	93,636,474	6,858,967	78,468,269
Shares issued to shareholders due to reinvestment of distributions:
Class A	221,063	2,551,674	306,398	3,514,717
Class B	—	—	351	3,977
Class C	13,935	159,971	15,202	173,461
Class R3	6,838	78,938	1,703	19,642
Class R6	61,527	703,660	—	—
Class I	638,558	7,363,664	999,670	11,445,991
	15,267,729	175,885,640	9,300,804	106,534,530
Shares redeemed:
Class A	(1,282,745)	(14,765,373)	(2,076,986)	(23,905,678)
Class B	—	—	(5,659)	(63,898)
Class B – automatic conversion to Class A Shares	—	—	(48,303)	(553,873)
Class C	(349,732)	(3,968,520)	(157,423)	(1,798,226)
Class R3	(68,508)	(785,186)	(6,944)	(80,391)
Class R6	(162,188)	(1,865,000)	—	—
Class I	(13,432,022)	(154,528,972)	(15,417,145)	(176,804,655)
	(15,295,195)	(175,913,051)	(17,712,460)	(203,206,721)
Net increase (decrease)	(27,466)	$(27,411)	(8,411,656)	$(96,672,191)

Nuveen Investments	121

Notes to Financial Statements (continued)

	Year Ended 6/30/15		Year Ended 6/30/14
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,506,090	$27,662,729	1,516,827	$16,811,833
Class C	397,128	4,332,157	208,726	2,305,112
Class R3	298,987	3,263,207	290,561	3,169,921
Class R6	298,908	3,338,897	—	—
Class I	9,520,020	106,097,936	12,315,998	136,385,923
Shares issued to shareholders due to reinvestment of distributions:
Class A	22,083	245,094	41,712	453,506
Class C	2,409	26,612	11,112	119,672
Class R3	2,564	28,322	1,423	15,519
Class R6	—	—	—	—
Class I	59,165	661,822	137,994	1,509,840
	13,107,354	145,656,776	14,524,353	160,771,326
Shares redeemed:
Class A	(785,062)	(8,679,440)	(1,406,435)	(15,496,008)
Class C	(155,985)	(1,721,376)	(484,536)	(5,299,593)
Class R3	(268,797)	(2,971,314)	(31,480)	(346,374)
Class R6	(20,018)	(225,016)	—	—
Class I	(7,807,405)	(86,933,536)	(15,024,900)	(166,334,393)
	(9,037,267)	(100,530,682)	(16,947,351)	(187,476,368)
Net increase (decrease)	4,070,087	$45,126,094	(2,422,998)	$(26,705,042)

	Year Ended 6/30/15		Year Ended 6/30/14
Intermediate Government Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	301,596	$2,674,606	277,799	$2,438,663
Class C	25,473	225,799	17,265	151,807
Class R3	3,672	32,381	3,177	27,910
Class I	3,567,119	31,596,680	5,809,758	51,084,073
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,037	88,789	15,493	136,135
Class C	218	1,929	612	5,387
Class R3	119	1,057	177	1,554
Class I	11,379	100,789	20,402	179,480
	3,919,613	34,722,030	6,144,683	54,025,009
Shares redeemed:
Class A	(379,903)	(3,366,166)	(457,023)	(4,011,228)
Class C	(22,419)	(198,363)	(69,410)	(611,389)
Class R3	(3,860)	(34,054)	(6,944)	(60,826)
Class I	(5,874,316)	(52,018,923)	(2,004,053)	(17,609,293)
	(6,280,498)	(55,617,506)	(2,537,430)	(22,292,736)
Net increase (decrease)	(2,360,885)	$(20,895,476)	3,607,253	$31,732,273

122	Nuveen Investments

	Year Ended 6/30/15		Year Ended 6/30/14
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,107,721	$40,925,341	7,472,773	$74,862,206
Class C	1,003,522	10,034,994	1,888,144	18,944,511
Class R3	15,685	156,648	59,477	596,805
Class R6	3,194,996	31,730,928	—	—
Class I	22,741,538	226,838,893	44,728,214	448,951,923
Shares issued to shareholders due to reinvestment of distributions:
Class A	145,594	1,450,839	193,137	1,937,159
Class C	19,118	191,160	34,458	346,546
Class R3	9	91	21	214
Class R6	17,912	178,439	—	—
Class I	282,764	2,820,170	319,951	3,210,967
	31,528,859	314,327,503	54,696,175	548,850,331
Shares redeemed:
Class A	(5,710,885)	(56,917,931)	(10,236,248)	(102,504,315)
Class C	(1,560,336)	(15,591,244)	(2,461,089)	(24,744,016)
Class R3	(106,775)	(1,067,252)	(6,992)	(70,325)
Class R6	(451,080)	(4,490,000)	—	—
Class I	(60,814,967)	(605,795,536)	(26,289,766)	(263,774,093)
	(68,644,043)	(683,861,963)	(38,994,095)	(391,092,749)
Net increase (decrease)	(37,115,184)	$(369,534,460)	15,702,080	$157,757,582

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Purchases:
Investment securities	$29,581,556	$138,276,961	$37,414,336	$5,179,528	$363,839,707
U.S. Government and agency obligations	98,888,216	141,595,999	123,224,942	44,106,302	30,001,562
Sales and maturities:
Investment securities	89,291,711	114,288,180	30,321,962	5,249,724	426,674,944
U.S. Government and agency obligations	116,743,015	140,738,350	92,676,336	50,837,337	96,999,761

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	123

Notes to Financial Statements (continued)

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Cost of investments	$247,338,003	$635,409,363	$393,134,540	$76,418,662	$717,596,553
Gross unrealized:
Appreciation	$5,344,113	$24,191,225	$6,678,075	$1,565,718	$4,780,706
Depreciation	(2,673,100)	(12,577,054)	(7,059,983)	(209,424)	(2,874,419)
Net unrealized appreciation (depreciation) of investments	$2,671,013	$11,614,171	$(381,908)	$1,356,294	$1,906,287

Permanent differences, primarily due to distribution reallocations, expiration of capital loss carryforwards, federal taxes paid, foreign currency transactions, return of capital distributions, treatment of notional principal contracts, amortization of mark-to-market assets on Sec. 311(e) adjustments and deflation adjustments sold reclass resulted in reclassifications among the Funds’ components of net assets as of June 30, 2015, the Funds’ tax year end, as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Capital paid-in	$(20)	$(22)	$(1,423,877)	$(2,446,558)	$(7,824,109)
Undistributed (Over-distribution of) net investment income	(124,923)	82,081	1,477,274	—	(418,938)
Accumulated net realized gain (loss)	124,943	(82,059)	(53,397)	2,446,558	8,243,047

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Funds’ tax year end, were as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Undistributed net ordinary income[1]	$625,622	$2,483,544	$—	$59,307	$21,293
Undistributed net long-term capital gains	705,744	801,663	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2015 through June 30, 2015 and paid on July 1, 2015. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2015 and June 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Distributions from net ordinary income[2]	$9,599,976	$23,402,734	$2,853,684	$1,114,389	$17,072,409
Distributions from net long-term capital gains[3]	4,146,887	884,605	128,584	—	—
Return of capital	—	—	1,423,856	—	—

2014	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Distributions from net ordinary income[2]	$9,820,374	$26,253,024	$3,390,455	$1,105,481	$19,204,634
Distributions from long-term capital gains	5,763,177	8,014,634	5,864,404	—	—
Return of capital	—	—	—	71,194	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]	The Funds designate as long-term capital gain dividends, pursuant to the Internal Revenue Code Section 825(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2015.

As of June 30, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Intermediate Government Bond	Short Term Bond
Expiration:
June 30, 2016	$164,695	$48,855
June 30, 2017	3,538,398	1,188,199
June 30, 2018	—	4,103,631
Not subject to expiration	128,396	3,967,046
Total	$3,831,489	$9,307,731

124	Nuveen Investments

During the Funds’ tax year ended June 30, 2015, the following Funds utilized capital loss carryforwards as follows:

	Inflation Protected Securities	Intermediate Government Bond
Utilized capital loss carryforwards	$21,234	$190,432

As of June 30, 2015, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	Intermediate Government Bond	Short Term Bond
Expired capital loss carryforwards	$2,446,535	$7,432,482

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Inflation Protected Securities	Interemediate Government Bond	Short Term Bond
Post-October capital losses[4]	$599,478	$44,831	$—
Late-year ordinary losses[5]	9,309	—	692,591
[4]	Capital losses incurred from November 1, 2014 through June 30, 2015, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through June 30, 2015 and/or specified losses incurred from November 1, 2014 through June 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Core Bond Fund-Level Fee	Core Plus Bond Fund-Level Fee	Inflation Protected Securities Fund-Level Fee	Intermediate Government Bond Fund-Level Fee	Short Term Bond Fund-Level Fee
For the first $125 million	0.2700%	0.2800%	0.2500%	0.2700%	0.2200%
For the next $125 million	0.2575	0.2675	0.2375	0.2575	0.2075
For the next $250 million	0.2450	0.2550	0.2250	0.2450	0.1950
For the next $500 million	0.2325	0.2425	0.2125	0.2325	0.1825
For the next $1 billion	0.2200	0.2300	0.2000	0.2200	0.1700
For net assets over $2 billion	0.1950	0.2050	0.1750	0.1950	0.1450

Nuveen Investments	125

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2015, the complex-level fee rate for each Fund was as follows:

Fund	Complex-Level Fee Rate
Core Bond	0.2000%
Core Plus Bond	0.2000
Inflation Protected Securities	0.1807
Intermediate Government Bond	0.2000
Short Term Bond	0.2000

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and time periods stated in the following table.

Fund	Expense Cap	Temporary Expense Cap Expiratioin Date
Core Bond	0.53%	October 31, 2016
Core Plus Bond	0.52	October 31, 2016
Inflation Protected Securities	0.60	October 31, 2016
Intermediate Government Bond	0.60	October 31, 2016
Short Term Bond	0.47	October 31, 2016

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Sales charges collected (Unaudited)	$23,963	$95,249	$29,133	$10,306	$168,925
Paid to financial intermediaries (Unaudited)	20,818	86,449	25,887	9,759	163,558

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

126	Nuveen Investments

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
Commission advances (Unaudited)	$12,798	$70,067	$13,116	$9,116	$183,875

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
12b-1 fees retained (Unaudited)	$2,458	$54,862	$15,697	$780	$45,361

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Core Bond	Core Plus Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond
CDSC retained (Unaudited)	$150	$2,863	$860	$276	$29,479

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. The Funds did not draw on this Unsecured Credit Line during the current fiscal period.

Subsequent to the reporting period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), entered into a 364-day, $2.53 billion credit agreement with a group of lenders, under which the Participating Funds may borrow. This credit agreement replaces the Unsecured Credit Line described above.

The credit agreement expires in July 2016 unless extended or renewed. The credit agreement has the following terms: a fee of 0.15% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

Nuveen Investments	127

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Nuveen Core Plus Bond Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Core Plus Bond
%QDI	4%
%DRD	3%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

128	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Nuveen Investments	129

Glossary of Terms Used in this Report (Unaudited) (continued)

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

130	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

Nuveen Investments	131

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

132	Nuveen Investments

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Core Bond Fund (the “Core Bond Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the five-year period, the Fund ranked in the second quartile in the one- and three-year periods and, although the Fund underperformed its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period.

For Nuveen Core Plus Bond Fund (the “Core Plus Bond Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and three-year periods and the third quartile in the five-year period. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods.

For Nuveen Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the first quartile in the one- and five-year periods and second quartile in the three-year period.

Nuveen Investments	133

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Intermediate Government Bond Fund (the “Intermediate Government Bond Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period, the Fund ranked in the second quartile in the three-year period and third quartile in the five-year period. The Fund also underperformed its benchmark in the one- and five-year periods, but slightly outperformed its benchmark in the three-year period.

For Nuveen Short Term Bond Fund (the “Short Term Bond Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-year period, the first quartile in the three-year period and the second quartile in the five-year period. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Inflation Protected Securities Fund had a slightly higher net management fee than the peer average but a net expense ratio in line with the peer average. In addition, the Board recognized that the Core Bond Fund, the Core Plus Bond Fund, the Intermediate Government Bond Fund and the Short Term Bond Fund had a net management fee below or in line with the respective peer average and a net expense ratio below the respective peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms,

134	Nuveen Investments

the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

Nuveen Investments	135

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

136	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

138	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

Nuveen Investments	139

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Managing Director and Controller of Nuveen Fund Advisors, LLC and Nuveen Commodities Asset Management, LLC; Managing Director, Treasurer and Controller of Nuveen Asset Management, LLC; Managing Director, Treasurer and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC , Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

140	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	141

Notes

142	Nuveen Investments

Notes

Nuveen Investments	143

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

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To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

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MAN-FINC-0615D        9998-INV-Y-08/16

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Total Return Bond Fund	NGTAX	NGTCX	NGTRX	—	NGTIX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX
Nuveen U.S. Infrastructure Bond Fund	NUSNX	NUSCX	—	—	NUSIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Total Return Bond Fund

Nuveen High Income Bond Fund

Nuveen Strategic Income Fund

Nuveen U.S. Infrastructure Bond Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. In this report, the various portfolio management teams for the Funds discuss economic and fixed income market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2015. These management teams include:

Nuveen Global Total Return Bond Fund

Timothy A. Palmer, CFA, and Steve S. Lee, CFA, have managed the Fund since its inception in 2011.

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has been the lead manager of the Fund since 2005. Jeffrey J. Ebert has been on the management team since 2000. Marie A. Newcome, CFA, joined the Fund as a co-portfolio manager in 2011.

Nuveen U.S. Infrastructure Bond Fund

Daniel J. Close, CFA, Jeffrey J. Ebert and Jeffrey T. Schmitz, CFA, have managed the Fund since its inception on May 12, 2014.

Effective February 28, 2015, the Nuveen U.S. Infrastructure Income Fund changed its name to the Nuveen U.S. Infrastructure Bond Fund. There were no changes to the Fund’s investment objective or strategy.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended June 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s advanced estimate, the U.S. economy increased at a 2.3% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP growth rate from the first quarter of 2015 to the second quarter of 2015 primarily reflects positive contributions from personal consumption expenditures (PCE), exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment and non-residential fixed investment. The Consumer Price Index (CPI), rose 0.1% year-over-year as of June 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of June 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in May 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended May 2015 (most recent data available at the time this report was prepared).

A number of challenges weighed on global economies and financial markets during the reporting period, as oil price moves drove large swings in market sentiment. Additionally concerns around the pace of domestic and global economic growth, continued signs of weakness out of China, Greece’s continuing debt crisis, a strengthening dollar and geopolitical concerns emanating from the Middle East appeared to further provoke economic and market uncertainty. Central banks around the globe began to loosen their monetary policies in an effort to pump additional liquidity into their economies, while at the same time the U.S. Fed began to taper. For the reporting period, U.S. equity markets posted generally positive returns as investor appetite for risk returned to the market and risk aversion appeared to subside. However, while broad market performance was admirable for the reporting period, it came with fairly significant volatility.

Likewise, U.S. interest rates were volatile in response to changes in monetary policy and global capital flows, with yields on the benchmark 10-year Treasury fluctuating in a broad range during the year with no sustained trend. Yields moved higher in mid-2014, then declined significantly as concerns about global economic weakness captured the spotlight. Yields hit a low point in early February before rising again, then settling into a trading range by the end of June. The U.S. Treasury yield curve flattened significantly as yields on long Treasuries dropped, while yields in the short to intermediate section of the curve rose modestly as investors anticipated a Fed tightening in mid-2015. However, disappointing U.S. economic data in early 2015 pushed out expectations for a lift-off in the fed funds rate and the yield curve steepened again somewhat.

The environment over much of the reporting period proved to be challenging for the riskier areas of the bond market with corporate bonds, particularly in the high-yield area, falling short of Treasuries and the broader bond market. High yield bonds from energy and commodity-related issuers exhibited significant volatility, particularly in the final months of 2014, as the sharp drop in oil prices and uncertainty about base commodity prices affected these sectors. Bonds from these issuers partially recovered later in the reporting period as prices for oil and other commodities gained back some of their lost ground. Generally speaking, higher yielding bonds

6	Nuveen Investments

outperformed in the reporting period’s latter months because they were better able to absorb the impact of rising rates versus sectors with less income.

How did the Funds perform during the twelve-month reporting period ended June 30, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the one-year, five-year, ten-year and/or since inception periods ended June 30, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth and improving financial conditions. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Global Total Return Bond Fund

The Fund’s Class A Shares at NAV underperformed the Barclays Global Aggregate Unhedged Bond Index and the Lipper Global Income Funds Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the first half of the reporting period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

Across global markets, the most important development during the reporting period was the active intervention of central banks in an effort to spur economic growth. The European Central Bank (ECB) launched its large-scale quantitative easing (QE) program in 2015 and other central banks announced widespread policy accommodation. Prior to those moves, global interest rates fell sharply in the wake of declining inflation, continued policy easing and sluggish growth. Developed market long-term yields fell through the end of 2014 and foreign markets generally outperformed U.S. Treasuries. This trend continued in the opening months of 2015, but global interest rates shot higher in the closing months of the reporting period. That resulted in weaker performance for global bonds in the second quarter of 2015. While the dollar gained against major currencies for most of the reporting period, the trend reversed course in the closing months.

Emerging market (EM) debt was negatively affected by falling commodity prices, weaker growth, fears of looming Fed rate action, geopolitical risk and investor outflows in the first half of the reporting period. The economic environment stabilized somewhat in the early part of 2015, as did commodity prices. Improvement in the economies of the U.S. and other developed nations in 2015 also provided a boost for EM debt. During the reporting period however, EM debt markets across most regions were hard hit with the exception of Asia.

The dollar rallied strongly in the second half of 2014 thanks to the relative strength of the U.S. economy compared to other developed markets and the Fed’s tapering of its quantitative easing program. Hardest hit were the Japanese yen and currencies of

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

oil-producing countries. The dollar maintained its strength in the first quarter of 2015 as growing discord created by the Greek debt crisis continued to be a challenge. However, the dollar gave back some of its gains in the reporting period’s final months amid improvement in global economies.

For virtually all of the reporting period, investors favored higher quality sectors of the market, while corporate bonds, particularly in the high yield area, underperformed the broader bond market. Energy and commodity related issuers sustained significant volatility in the high yield market as uncertainty about base commodity prices affected these sectors. The sharpest drops occurred in the closing months of 2014 as oil prices declined dramatically. Energy and commodity issuers performed better in the final months of the reporting period when commodity prices recovered some of the ground lost in 2014. As concerns about risks to the global economy rose, investors appeared to move away from the riskier parts of the bond market. Within investment grade credit, BBB rated bonds suffered versus higher rated peers. In the high yield bond segment, BB rated bonds outperformed lower quality B rated and CCC rated bonds for much of the past year. However, as interest rates began to increase, high yield bonds were better positioned to absorb the impact of rising rates than sectors with less income. In the final months of the reporting period, investors’ risk appetite appeared to improve. High yield bonds subsequently outperformed investment grade corporates and Treasury bonds, while the lower quality sectors of the high yield market also performed better.

Investment grade bonds generally fared better than high yield bonds for much of the reporting period, although their returns continued to lag those of Treasury bonds. The corporate market weakened in late 2014 due to a heavy new issue calendar and growing risk aversion by investors. Spreads between corporate bonds and Treasuries reached their widest points near the end of 2014. Spreads narrowed a bit early in 2015 before widening again in the closing months of the reporting period. Increasing investor worries about Greece’s ongoing debt crisis and the risk of a disorderly Greek exit from the European Monetary Union fueled investor worries. Investment grade corporates ended the reporting period with a very weak performance in the second quarter. Despite uncertainty in European markets from the Greek situation and strained lending conditions, European and non-U.S. corporates outperformed their U.S. counterparts, driven significantly by the ECB’s adoption of an expansive QE monetary policy early in 2015 and its positive implications for credit conditions.

Among the securitized sectors of the bond market in the U.S., mortgage-backed securities (MBS) struggled to keep pace with Treasuries for much of the year due to higher volatility and concerns about the Fed normalizing policy. For much of the reporting period, commercial mortgage-backed securities (CMBS) benefited from improving commercial real estate fundamentals and relative immunity to energy-related spread volatility. However, late in the reporting period, CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads.

During the first six months of the reporting period, the Fund benefited from its significant overweighting to the U.S. dollar, particularly versus major developed currencies such as the euro and yen. Although the dollar’s rally was broad-based during this time, the Fund’s relative positioning across other currencies also produced positive selection effects as currency performance varied. Notable selection gains were from the Mexican peso, Brazilian real, Indian rupee and British pound. During this same time frame, the largest detractors to the Fund’s relative return were its overweight exposures to both the high yield corporate and EM corporate sectors. Both suffered in large part due to sluggish global growth and concerns regarding the decline in oil and other commodity prices. EM credit was further pressured by uncertainty regarding the outlook for Fed policy. Additionally, the investment grade corporate sector detracted modestly from performance in the first half of the reporting period due to our issue selection and lower quality bias. While our financial exposure helped investment returns as the segment outperformed other corporates and posted positive excess returns, this was not sufficient to counteract the declines in our BBB rated, basic industries and energy positions. A defensive duration strategy, which lessens the Fund’s sensitivity to interest rates, also limited returns at a time when global rates were declining, although we partially offset that with successful positioning around the reshaping of global yield curves.

In the second half of the reporting period, currency exposures took a toll on relative performance. As the strong U.S. dollar rally continued, our U.S. dollar weight was not enough to overcome periods of underperformance from other currencies held in the Fund. Our underweight in the euro and overweight in the Mexican peso performed poorly as the sharp sell-off in developed bond markets drove position liquidation and generally weaker EM currencies. However, our underweight in the yen contributed favorably to the Fund’s relative performance. Late in the reporting period, an overweight position in investment grade credit was also a detriment to the Fund’s performance as that sector posted negative excess returns. However, our favorable issue selection and overweight to financials within the investment grade segment offset some of the negative impact. In contrast, our holdings in the high yield

8	Nuveen Investments

corporate and EM corporate sectors benefited the Fund’s relative return in the reporting period’s second half. The incremental income generated by holdings in the high yield corporate sector helped these securities to better weather the rise in Treasury yields. Dollar-denominated EM bonds also significantly added to returns as that sector performed particularly well in the closing months of the reporting period. Our defensive global duration positioning, which was a negative factor for much of the reporting period, began to work in the Fund’s favor in the second quarter of 2015.

The Fund’s key sector themes continued to focus on our positioning in favor of credit sectors with corresponding underweights to mortgage and government securities. Despite continued market volatility and market concerns regarding sluggish economic growth, we continued to believe these sectors would benefit from strong credit fundamentals. Credit sectors remain attractive, compensating for both credit risk and near-term volatility. Any shifts made in credit selection were based on market opportunities and research ideas. We marginally decreased the Fund’s exposure to investment grade credit toward the end of the reporting period, focusing greater emphasis on local market government bonds. Within our corporate portfolio, we continued to favor financials given their attractive valuations and strong liquidity, leverage and capital positions. Consistent with this favorable view of financials and our theme of utilizing diversified income sources, we increased the Fund’s weighting in preferred securities slightly. We continued to closely monitor the Fund’s exposure to the volatile energy sector as we seek to determine where attractive opportunities may present themselves or if existing positions should be scaled back.

In the final months of the reporting period, we decreased the Fund’s U.S. dollar exposure to neutral and focused more on currency selection as the momentum for the U.S. dollar waned. The Fund’s currency positions shifted modestly, depending on fundamental developments and valuation shifts. We tactically reduced the Fund’s yen underweight, but increased the size of its euro underweight. We reduced the Fund’s exposure to commodity currencies such as the Australian dollar and the South African rand, but increased its exposure to the British pound. We also took gains in peripheral European bonds and reduced positions in the U.K. as the ECB’s sovereign bond purchases drove rates lower. We increased exposure to German bunds, anticipating that they will perform well given still-muted inflation expectations.

Our global duration exposure remained modestly defensive in light of the persistent low interest rate environment and our view that interest rate risk is asymmetrically skewed toward higher yields, particularly in the U.S. However, we have not taken a more defensive posture given the still muted inflation risk globally and significant remaining economic slack. Additionally, the outlook for continued high levels of accommodation from major central banks (even as the Fed shifts) will be supportive of global liquidity. These factors will likely keep any upturn in interest rates modest. While the Fund remained positioned for a flatter yield curve, we made tactical adjustments to our implementation of this view based on valuation changes and policy developments in major markets. We continue to expect a flattening of the U.S. yield curve as the Fed heads toward moving the fed funds rate off of zero.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange contracts to gain exposure to selected foreign currencies, as well as in some cases to hedge the currency risk present in a foreign bond. The overall effect of the foreign currency exchange contracts was positive as the majority of the positions were used for hedging purposes during the reporting period as the U.S. dollar rallied.

We sold U.S. Treasury futures and Euro dollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and purchased selected foreign bond futures to actively manage exposure to those markets. The effect of these activities was slightly negative.

We used interest rate swaps as part of an overall portfolio interest rate strategy. For example, we used swaps in which the Fund pays a fixed rate of interest in exchange for a floating rate in anticipation of rising interest rates. The effect of these contracts on the Fund’s performance was slightly negative during the reporting period.

We used credit default swaps to take on credit risk and earn a commensurate credit spread. The Fund no longer held these swap contracts at period end. The effect of these swap positions on performance was negligible during the reporting period, as the positions were minimal. These derivative exposures are integrated with the overall portfolio construction and as such a portion of losses and gains may be naturally related to and/or may offset impacts elsewhere in the portfolio.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

Nuveen High Income Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays High Yield 2% Issuer Capped Index and the Lipper High Current Yield Funds Classification Average for the twelve-month reporting period. During the closing months of 2014, the high yield market faced a challenging environment sparked by a confluence of factors. These included an abundant supply of high-yield bonds in an environment of declining demand for risk-oriented assets, weakness in the equities market, a decline in oil prices that affected high yield issuers in the prominent energy sector and renewed concerns that interest rates were headed higher. Early in 2015, bond yields declined amid signs of economic weakness, while at the same time, oil prices partially rebounded. Those factors helped high yield bonds recover some of the losses from earlier months.

Interest rates trended higher from mid-2014 to the end of the year, then retreated in the early weeks of 2015 before moving up again and operating in a trading range by mid-summer. Much of the focus was on the Fed and its intentions in managing short-term interest rates. The Fed made clear indications that rate hikes (the first since 2006) are to be expected yet in 2015, but that the extent of its actions will likely be driven by the economy. Anticipation of rate hikes had an impact on the various segments of the bond market throughout most of the past year. The Treasury yield curve steepened in the later months of the reporting period due to deteriorating market technicals and stretched valuations. The yield on the benchmark 10-year Treasury rose 80 basis points in the first half of 2015 with short-term rates showing less fluctuation. The high yield market was able to absorb most of the impact as spreads moved only marginally higher to 514 basis points over Treasuries by the end of the reporting period.

The primary factor affecting the high yield bond market and the performance of the Fund for much of the year was the fluctuation in oil prices. More than 13% of common high yield indexes consist of credits exposed to oil, more so than any other market. As prices declined during the closing months of 2014 from $100 per barrel to $55 per barrel (WTI crude), the energy segment significantly lagged the broader high yield market. The energy sub-sectors of exploration and production (E&P) and oil field services suffered even greater declines in the final months of 2014. However, in early 2015, a modest recovery in oil prices helped oil-related bonds make up a portion of that lost ground. The Fund’s main detractor during the reporting period was its energy exposure, particularly an overweight to the oil field services sub-sector where we were unable to avoid a number of price declines. The commodities area was another sector that saw negative movement, which was a byproduct of a downgrade in growth expectations for China (a major consumer of commodity products) and an oversupply of bonds from commodity issuers. The metals and mining index ended the period trading at 15-year high spreads in comparison to the broader high yield market. While the Fund was mostly void of exposure to iron ore, certain coal and base metal-related credits remained weak and detracted from performance.

Performance based on issuer quality was distinguished by two fairly different periods. In the first half of the reporting period, higher quality credits significantly outperformed lower quality credits within the high yield sector. Bonds rated BB were down modestly while B rated and CCC rated bonds suffered more significant losses. This reflected a general desire among investors to avoid risk during the closing months of 2014 as economic questions mounted. As a result, yield spreads between BB rated bonds and the lower rated B and CCC issuers reached their highest levels since the financial crisis of 2008. This had a negative impact on the Fund as we held modest overweights in lower quality credits, while maintaining an underweight position in BB rated bonds. However, by March 2015, a reversal in the “flight-to-quality” occurred. Lower quality issues began to perform better and generated higher returns in the closing months of the period. Investors appeared to be concerned that higher BB rated bonds would be more sensitive to an upturn in interest rates that began to occur in 2015. The late turnaround in performance for lower quality credits helped the Fund make up some of the lost ground from earlier in the period.

The Fund’s overweight exposure to European high yield bonds was a modest detractor to its comparative performance. The Barclays Pan-European High Yield Sub-index declined 14.83% dramatically underperforming the rest of the high yield market. Bank issues in particular were hard hit over most of the period due to concerns about some of the asset quality reviews and stress tests being performed within the eurozone. Many of the banks will also soon be subject to new and additional capital adequacy ratios, along with other various regulatory and depositor protection requirements. Even though banks are required to set aside reserves for fines and litigation expenses, we believe these will not present problems for bond issuers over the long term, and in fact, European holdings performed better in the closing months of the reporting period.

Emerging market (EM) corporate securities were also down for the year with the Barclays Emerging Markets (EM) USD Aggregate Bond Index returning -3.49%. Concerns ranging from slower growth, exposure to lower commodity prices, weak currencies and certain corporate governance issues in China and Brazil continued to weigh on the market. Although small in nature, price declines

10	Nuveen Investments

witnessed in some of the Fund’s holdings from Brazil were a net negative to performance. We remained generally more cautious about EM credit due to geopolitical risk in various spots around the globe, combined with slower growth rates in dominant EM countries such as China and Brazil. Therefore, we pared back the Fund’s EM exposure during the reporting period.

On the plus side, the Fund’s exposures to consumer cyclical areas such as autos, building materials and restaurants were positive contributors to performance during the reporting period.

The fundamentals of the high yield bond market continue to appear to be strong outside of the energy and commodities sectors. Default rates were well contained over the reporting period. Lackluster economic growth has resulted in subdued earnings for a number of high yield bond issuers, but new issue volume has declined year-to-date in 2015 and quality has improved. The majority of defaults so far in 2015 have come from the energy and commodity sectors. Even so, the default rate among energy issuers over the past twelve months is still at a historically low level of less than 2%. The high yield market appeared to be in a stronger position by mid-2015 compared to where it stood throughout much of 2014.

As oil prices improved in early 2015, we saw an opportunity to strategically add back to the Fund’s position in the energy exploration and production sector that we had pared back in the second half of 2014. The outlook for oil prices and energy credit risk has improved, but the downside risk for oil prices continues to be a tactical risk both to energy bond prices and to the broader high yield market in general. We believe the sector is positioned to outperform the high yield bond market as a whole in the coming months given the significant yield advantage and generally strong liquidity among individual credits within the high yield energy universe. We’re more cautious in the oilfield services sector, although we believe the default risk being priced into that sector is overstated.

From a quality standpoint, the Fund remained positioned with modest overweights in CCC rated and B rated securities while maintaining an underweight position in higher rated BB securities. We were still able to identify value dislocations due to the significant underperformance of lower-rated bonds in 2014, although some of that advantage disappeared as lower rated bonds enjoyed better performance as the Fund’s reporting period concluded. We continue to have a constructive view of cyclicals, but with a preference for U.S. consumer-driven cyclicals over global industrial cyclicals such as retail, homebuilding and building products, automotive and paper/packaging. We also continue to add exposure to certain preferred securities in the financial and real estate sectors and to convertible preferreds within the utility sector. We are taking advantage of price dislocations to selectively add to holdings in closed-end funds that invest in floating-rate bank loans, corporate debt and emerging market debt, comprising approximately 2.1% of the Fund’s holdings for the reporting period.

During the reporting period, we also continued to utilize various derivative instruments. We used Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposures. To decrease the duration of the Fund’s portfolio, we acquired short Treasury bond or Treasury note futures positions. The effect of these activities slightly detracted from performance during the reporting period. We also used interest rate swaps as part of our portfolio construction strategy to manage the Fund’s duration and overall portfolio yield curve exposure. The interest rate swaps also detracted slightly from performance during the reporting period.

In addition, we used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a slightly positive impact on performance during the reporting period.

We used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. For example, to increase the Fund’s credit exposure to the high yield bond segment of the market, we acquired long CDX High Yield Index swaps. These swap positions had a slightly positive impact on performance during the reporting period. The positions were sold off during the period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at NAV underperformed the Barclays Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the first half of the reporting period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

For virtually all of the reporting period, investors favored higher quality sectors of the market, while corporate bonds, particularly in the high yield area, underperformed the broader bond market. Energy and commodity related issuers sustained significant volatility in the high yield market as uncertainty about base commodity prices affected these sectors. The sharpest drops occurred in the closing months of 2014 as oil prices declined dramatically. Energy and commodity issuers performed better in the final months of the reporting period when commodity prices recovered some of the ground lost in 2014. As concerns about risks to the global economy rose, investors appeared to move away from the riskier parts of the bond market. Within investment grade credit, BBB rated bonds suffered versus higher rated peers. In the high yield bond segment, BB bonds outperformed lower quality B rated and CCC rated bonds for much of the past year. However, as interest rates began to increase, high yield bonds were better positioned to absorb the impact of rising rates than sectors with less income. In the final months of the reporting period, investors’ risk appetite appeared to improve. High yield bonds subsequently outperformed investment grade corporates and Treasury bonds, while the lower quality sectors of the high yield market also performed better.

Investment grade bonds generally fared better than high yield bonds for much of the past year, although their returns continued to lag those of Treasury bonds. The corporate market weakened in late 2014 due to a heavy new issue calendar and growing risk aversion by investors. Spreads between corporate bonds and Treasuries reached their widest points near the end of 2014. Spreads narrowed a bit early in 2015 before widening again in the closing months of the reporting period. Increasing investor worries about Greece’s ongoing debt crisis and the risk of a disorderly Greek exit from the European Monetary Union fueled investor worries. Investment grade corporates ended the reporting period with a very weak performance in the second quarter.

Among the securitized sectors of the bond market, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) struggled to keep pace with Treasuries for much of the year due to higher volatility and concerns about the Fed normalizing policy. In early 2015, investors became concerned about prepayment risk due to lower rates and a reduction in mortgage insurance costs for Federal Housing Administration (FHA) loans, which comprise the bulk of GNMA securities. The lower insurance costs created an incentive for FHA borrowers to refinance, resulting in dramatic underperformance among GNMA pass-through securities and creating broader concerns about policy risk for the MBS market. For much of the reporting period, commercial mortgage-backed securities (CMBS) benefited from improving commercial real estate fundamentals and relative immunity to energy-related spread volatility. However, late in the reporting period, CMBS spreads widened due to increased supply, ongoing concerns about loan origination quality and wider corporate spreads.

Across global markets, the most important development during the reporting period was the active intervention of central banks in an effort to spur economic growth. The European Central Bank (ECB) launched its large-scale quantitative easing program in 2015 and other central banks announced widespread policy accommodation. Prior to those moves, global interest rates fell sharply in the wake of declining inflation, continued policy easing and sluggish growth. Developed market long-term yields fell through the end of 2014 and foreign markets generally outperformed U.S. Treasuries. This trend continued in the opening months of 2015, but global interest rates shot higher in the closing months of the reporting period. That resulted in weaker performance for global bonds in the second quarter of 2015. While the dollar gained against major currencies for most of the current reporting period, the trend reversed course in the closing months.

Emerging market (EM) debt was negatively affected by falling commodity prices, weaker growth, fears of looming Fed rate action, geopolitical risk and investor outflows in the first half of the reporting period. The economic environment stabilized somewhat in the early part of 2015, as did commodity prices. Improvement in the economies of the U.S. and other developed nations in 2015 also provided a boost for EM debt. For the reporting period however, EM debt markets across most regions were hard hit with the exception of Asia.

The dollar rallied strongly in the second half of 2014 thanks to the relative strength of the U.S. economy compared to other developed markets and the Fed’s tapering of its quantitative easing program. Hardest hit were the Japanese yen and currencies of

12	Nuveen Investments

oil-producing countries. The dollar maintained its strength in the first quarter of 2015 as growing discord created by the Greek debt crisis continued to be a challenge. However, the dollar gave back some of its gains in the reporting period’s final months amid improvement in global economies.

The bulk of the Fund’s return shortfall compared to the Barclays benchmark occurred during the first six months of the reporting period. The primary factor was the Fund’s above average weighting in the high yield corporate sector, which underperformed the broader bond market significantly during that six-month stretch as energy and commodity issuers struggled. However, the high yield market recovered in 2015 and our large allocation to the sector was the greatest positive performance driver in the second half of the reporting period. The Fund’s foreign currency positions also had a negative impact on relative performance, particularly in the second half of the reporting period. Notably, the Fund’s currency positioning in favor of select EM currencies suffered, while hedges through short positions in developed country currencies did not sufficiently offset EM declines as the U.S. dollar rallied. Contributing to the negative impact was increased market volatility and pressure on EM currencies as concerns about Fed rate hikes grew. A third sector that hurt the Fund’s relative performance was our overweight position in investment grade bonds. Our prominent position in industrial bonds, particularly those rated BBB, was a drag on performance late in 2014, while investment grade credits within energy, metals and mining also hindered results as commodity prices dropped. In the final months of the reporting period, investment grade credit again struggled as its performance lagged that of the broader bond market.

Financials represented one of the Fund’s positive contributors during the reporting period. An overweight position in that sector within the investment grade category worked in the Fund’s favor over much of the reporting period, as financials proved to be strong performers. The financial sector traded with relatively low volatility throughout the reporting period. Effective credit selection generally worked to the benefit of the Fund as well. The Fund’s exposure to local EM bonds was a small positive relative contributor during the reporting period, benefiting from higher yields and market selection. Our duration and yield curve positioning were not large performance drivers over the full reporting period as their impacts largely offset one another. Our short duration profile helped during periods where rates rose and hurt when rates fell. We were generally positioned for a flatter yield curve during the reporting period, which was beneficial during the first half of the reporting period, but hurt in second half as the curve steepened. The net effect of these positions on portfolio returns was marginally positive.

The Fund’s key sector themes continued to focus on positioning in favor of credit sectors with corresponding underweights to mortgage and government securities. Despite continued market volatility and ongoing concerns about the strength of the economy worldwide, we believe that credit sectors are best positioned to benefit from attractive fundamental factors. These sectors can compensate for both credit risk and near-term volatility in the interest rate environment. Toward the end of the reporting period, we made shifts in credit selection based on market opportunities and research ideas. As a result, we added to the Fund’s weight in the high yield sector, while reducing its exposure to investment grade credit. We believe high yield bonds offer more attractive value in the current environment along with an income advantage. Financial issuers continued to be in favor as they remain attractively valued, but also offered strong liquidity, leverage and capital positions. Consistent with our focus on financials and the Fund’s broader theme emphasizing diversified income sources, we increased its weighting in preferred securities. We continue to monitor the energy sector closely and assess the credit impact of developments in oil prices and other fundamental factors affecting energy issuers.

We marginally reduced the Fund’s weighting in foreign positions, although net currency positions remained approximately neutral to the U.S. dollar. Our duration positioning remained modestly defensive in light of the persistent low interest rate environment and our view that interest rate risk is asymmetrically skewed toward higher yields. However, we have not taken a more defensive posture given the still-muted inflation risk globally and the outlook for continued high levels of global liquidity and economic slack. These factors will likely keep any upturn in interest rates modest. While the Fund remained positioned for a flatter yield curve during the year, we made tactical adjustments to our implementation of this view based on valuation changes and policy developments. We continue to expect a flattening yield curve as the Fed heads toward moving the fed funds rate off of zero.

During the reporting period, we also continued to utilize various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a slightly negative impact on performance during the reporting period.

We utilized domestic and foreign interest rate futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. To decrease the duration of the Fund’s portfolio, we established short Treasury bond or Treasury note

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

futures positions. The overall effect on performance during the reporting period was slightly negative. We also utilized interest rate swaps to manage portfolio duration and yield curve exposure and these positions also detracted slightly from performance during the reporting period.

In addition, we entered into credit default swaps as a way to take on credit risk and earn credit spread. The effect of these activities on performance was slightly negative during the period and the positions were sold off.

Nuveen U.S. Infrastructure Bond Fund

The Fund’s Class A Shares at NAV underperformed both the Barclays Taxable Municipal Aggregate Eligible Index and the Lipper General & Insured Municipal Debt Funds Classification Average for the twelve-month reporting period. Global economies struggled to deal with a number of challenges in the first half of the reporting period, including disappointing economic growth levels, a dramatic drop in commodity prices and ongoing geopolitical unrest. While the Fed was in the process of tapering its quantitative easing program in the U.S. in late 2014, central banks outside of the U.S. began to incorporate more accommodative policies in an effort to pump additional liquidity into their economies. U.S. bond yields changed little over the reporting period, but at times were quite volatile in response to changes in monetary policy and global capital flows. The shape of the U.S. Treasury curve was also volatile with the yield curve flattening dramatically in late 2014 as yields on long Treasuries plunged, while yields on short to intermediate maturities rose modestly in response to investors pulling forward the timing of Fed tightening into mid-2015. Subsequently, weak U.S. economic data in early 2015 caused the market to view a mid-year tightening as unlikely and the yield curve flattening that occurred in late 2014 partially reversed course.

During the reporting period, interest rates in the taxable municipal bond market gyrated as the average yield of the Barclays Taxable Municipal Aggregate Eligible Index fell from 4.14% on June 30, 2014 to 3.53% on January 30, 2015, but then rebounded to 4.30% by the end of June 2015. The result was a total return of 2.21%, in which the yield return of 4.30% more than compensated for a loss of market value of 1.89%. Because of the fluctuation in interest rates, with no consistent trend, the pattern of returns by maturity was mixed. For example, taxable municipal bonds maturing in 12 to 17 years returned 1.10%, and those maturing in 17 to 22 years returned 2.31%, while those maturing in 4 to 6 years returned 2.53%. Credit spreads generally widened as bonds rated AAA within the index returned 4.04%, while AA bonds returned 3.21%, A rated bonds returned 0.99% and BBB/Baa bonds returned -0.43%. (However, it should be noted that the low return from the BBB/Baa segment reflected a small sample of just five issuers that were heavily affected by low returns from general obligations from the City of Chicago and the Chicago Board of Education.) The best performing sectors in the taxable municipal market were general government appropriation debt, incremental tax, hospitals, housing, airports and public power.

For virtually all of the reporting period, high yield corporates underperformed the broader bond market as investors favored higher quality sectors of the market. Energy and commodity related issuers sustained significant volatility in the high yield market as uncertainty about base commodity prices affected these sectors. The sharpest drops occurred in the closing months of 2014 as oil prices declined dramatically. Energy and commodity issuers performed better in the final months of the reporting period when commodity prices recovered some of the ground lost in 2014. Also, as concerns about risks to the global economy rose, investors appeared to move away from the riskier parts of the bond market and higher rated BB bonds outperformed lower quality B rated and CCC rated bonds. However, as interest rates began to increase, high yield bonds were better positioned to absorb the impact of rising rates. In the final months of the reporting period, investors’ risk appetite appeared to improve and high yield bonds outperformed investment grade corporates and Treasury bonds, while the lower-quality sectors of the high yield market also performed better. The Barclays U.S. Corporate High Yield Bond Index ended the reporting period with a -0.39% twelve-month return.

Investment grade bonds generally fared better than high yield bonds for much of the reporting period, although their returns continued to lag those of Treasury bonds. The corporate market weakened in late 2014 due to a heavy new issue calendar and growing risk aversion by investors. Spreads between corporate bonds and Treasuries reached their widest points near the end of 2014. Spreads narrowed a bit early in 2015 before widening again in the closing months of the reporting period. Increasing investor worries about Greece’s ongoing debt crisis and the risk of a disorderly Greek exit from the European Monetary Union fueled investor worries. Investment grade corporates ended the reporting period with very weak performance in the second quarter. Throughout the reporting period, financial names held up better than industrials as positive fundamental credit trends remained intact and the finan-

14	Nuveen Investments

cial sector traded with better liquidity and lower volatility than the broader credit market. The Barclays U.S. Corporate Investment Grade Index returned 0.75% during the reporting period.

The Fund launched in 2014 with a goal to provide investors with an attractive level of income by investing in a portfolio of debt securities from various entities that own, operate or develop infrastructure assets in the United States. These investments include municipal, high yield corporate and investment grade corporate bonds that finance either public or private infrastructure projects. We define infrastructure as the vital structures, facilities and services that support the U.S. economy and society including: transportation; energy and utilities; communications; and social and government functions. During the reporting period, approximately 65% of the Fund was allocated to the municipal bond market, approximately 20% to the high yield corporate market and the remainder to the investment grade corporate market. As noted in the market overview comments, the municipal bond market turned in the strongest absolute returns over this time frame. Therefore, the Fund’s most significant sources of underperformance versus the benchmark Barclays Taxable Municipal Aggregate Eligible Index were its allocations to the high yield and investment grade corporate sectors.

In terms of performance within each of the three segments, the Fund’s municipal bond portfolio underperformed relative to its benchmark. The sole cause of the shortfall was the use of interest rate futures, which meaningfully shortened the average duration of the Fund’s municipal bond portfolio versus its index. This lessened the portfolio’s interest rate sensitivity during a period where rates rallied. On the other hand, the municipal portfolio benefited from its overweight to bonds maturing in 22 years or longer as well as its exposure to bonds rated below investment grade (which are not in the index) and underweight to A rated bonds. At the sector level, overweights in appropriation debt, airports and public power contributed positively to performance as these segments outperformed. The absence of Chicago General Obligation Bonds and Chicago Board of Education Bonds also helped.

The Fund’s high yield portfolio strongly outperformed its benchmark, more than offsetting the modestly negative return of the asset class. Industry weightings were particularly beneficial to performance driven by our lack of exposure to the more cyclical, commodity related areas such as metals/mining, oil and oil services that dramatically underperformed the overall high yield market during the reporting period. Instead, our portfolio’s energy exposure was focused in pipeline and refiner credits, which proved to be much more defensive than the exploration and oil services names. We also benefited from an underweight to European high yield names, which underperformed over the reporting period. In addition, quality distribution had a slightly positive impact. Our high yield portfolio was positioned with moderate overweights to B rated and CCC rated securities relative to the index. This benefited performance as investors’ search for yield was strong, while the demand for higher quality credits fell later in the reporting period due to their greater sensitivity to rising interest rates.

The investment grade portion of the Fund also modestly outperformed on a relative basis due in part to our duration and yield curve positioning. We maintained a portfolio duration that was around two years longer than the benchmark and concentrated in the 10 to 30 year part of the yield curve. This contributed to performance as rates 10 years and longer fell approximately 20 basis points during the reporting period. Security selection also proved beneficial, particularly in utilities where our lower beta holdings outperformed.

The Fund’s inflows/outflows were more evenly balanced as the reporting period progressed. However, as a result of rising rates, particularly later in the reporting period, our duration hedge counterparty was required to post cash to the Fund (resulting in a modestly positive cash position). As shareholder inflows hit the Fund, generally speaking we allocated around 65% to public infrastructure, 20% to high yield private infrastructure and 15% to investment grade private infrastructure. In the municipal sleeve, we established one new position, added to our existing positions and exited one holding. Trading activity in the high yield portfolio revolved around increasing the number of holdings to 31 credits by the end of the reporting period to broaden industry exposures, in addition to monetizing secondary market relative value opportunities. In the investment grade sleeve, we rotated several of our utility exposures, either by trimming names or by adding new positions. As part of our investment process, the bonds that we focus on are typically backed by assets that have recurring revenue streams and natural monopolies, for example an electric or gas utility, or long-term contracts that offer predictable revenue streams, such as a pipeline. The Fund’s largest concentrations continued to be found in the transportation, energy, electric utilities, dedicated tax (primarily backing mass public transit), water/sewer and industrial sectors as of the end of the reporting period.

We also shorted U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect on performance was negative during the reporting period, as longer term interest rates moved lower.

Nuveen Investments	15

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Total Return Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are also subject to prepayment risk, liquidity risk, default risk and adverse economic developments. The Fund’s potential use of derivative instruments involves a high degree of financial risk and additional transaction costs.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen U.S. Infrastructure Bond Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Because the Fund may invest in infrastructure-related securities, the Fund could have greater exposure to adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. The Fund is subject to, interest rate risk; as interest rates rise, bond prices fall. Price changes are generally greater for longer-duration bonds. Credit risk refers to the risk that an issuer may fail to make interest or principal payments when due or that the value of a security may decline due to concerns about the issuer making such payments. Declines in value will generally be greater for securities with longer maturities. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk. Non-U.S./Emerging Markets involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as bond market liquidity, call, currency, derivatives, general municipal securities market, income, loan settlement risk, market, municipal lease obligations, and zero coupon bonds risks, are included in the Fund’s prospectus.

16	Nuveen Investments

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2015, all of the Funds had positive UNII balances for tax purposes. The Nuveen High Income Bond Fund and Nuveen Strategic Income Fund had positive UNII balances while the Nuveen Global Total Return Bond Fund and Nuveen U.S. Infrastructure Bond Fund had negative UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	17

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18	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Global Total Return Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(7.45)%	2.56%
Class A Shares at maximum Offering Price	(11.85)%	1.17%
Barclays Global Aggregate Unhedged Bond Index	(7.09)%	(0.13)%
Lipper Global Income Funds Classification Average	(4.04)%	1.75%

Class C Shares	(8.15)%	1.92%
Class R3 Shares	(7.72)%	2.37%
Class I Shares	(7.26)%	2.88%

Since inception returns are from 12/02/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.91%	2.65%	2.14%	1.65%
Net Expense Ratios	0.97%	1.72%	1.22%	0.72%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.82)%	7.99%	6.79%
Class A Shares at maximum Offering Price	(9.31)%	6.95%	6.27%
Barclays High Yield 2% Issuer Capped Index	(0.39)%	8.58%	7.90%
Lipper High Current Yield Funds Classification Average	(1.29)%	7.60%	6.55%

Class C Shares	(5.45)%	7.25%	6.04%
Class R3 Shares	(5.07)%	7.72%	6.53%
Class I Shares	(4.55)%	8.28%	7.07%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.00%	1.75%	1.25%	0.76%

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.80)%	5.88%	5.81%
Class A Shares at maximum Offering Price	(4.98)%	4.95%	5.35%
Barclays Aggregate Bond Index	1.86%	3.35%	4.44%
Lipper Multi-Sector Income Funds Classification Average	(0.36)%	5.32%	5.17%

Class C Shares	(1.50)%	5.08%	5.01%
Class R3 Shares	(1.01)%	5.59%	5.49%
Class I Shares	(0.54)%	6.13%	6.05%

Cumulative
Since Inception
Class R6 Shares	(0.10)%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.92%	1.67%	1.17%	0.63%	0.67%
Net Expense Ratios	0.85%	1.60%	1.10%	0.56%	0.60%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen U.S. Infrastructure Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	0.70%	2.32%
Class A Shares at maximum Offering Price	(3.58)%	(1.52)%
Barclays Taxable Municipal Aggregate Eligible Index	2.21%	4.69%
Lipper General & Insured Municipal Debt Funds Classification Average	3.03%	3.36%

Class C Shares	(0.03)%	1.57%
Class I Shares	0.96%	2.57%

Since inception returns are from 5/12/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.69%	2.44%	1.44%
Net Expense Ratios	0.96%	1.71%	0.71%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Fund’s Board of Trustees.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Yields as of June 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	3.77%	3.16%	3.68%	4.20%
SEC 30-Day Yield – Subsidized	3.66%	3.08%	3.61%	4.10%
SEC 30-Day Yield – Unsubsidized	2.90%	2.29%	2.79%	3.30%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	6.18%	5.69%	6.21%	6.76%
SEC 30-Day Yield	7.13%	6.73%	7.24%	7.75%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	4.66%	4.07%	4.63%	5.15%	5.15%
SEC 30-Day Yield – Subsidized	4.52%	3.97%	4.47%	5.16%	4.98%
SEC 30-Day Yield – Unsubsidized	4.33%	3.77%	4.27%	4.95%	4.78%

Nuveen U.S. Infrastructure Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.89%	3.27%	4.31%
SEC 30-Day Yield – Subsidized	3.79%	3.18%	4.21%
SEC 30-Day Yield – Unsubsidized	2.65%	2.01%	3.02%

1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

28	Nuveen Investments

Holding

Summaries as of June 30, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Total Return Bond Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.4%
$25 Par (or similar) Retail Preferred	1.7%
Corporate Bonds	51.4%
Convertible Bonds	0.1%
$1,000 (par or similar) Institutional Preferred	4.8%
Asset-Backed and Mortgage-Backed Securities	4.8%
Sovereign Debt	35.4%
Repurchase Agreements	4.3%
Other Assets Less Liabilities	(2.9)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Banks	17.2%
Oil, Gas & Consumable Fuels	13.2%
Metals & Mining	7.3%
Wireless Telecommunication Services	7.2%
Chemicals	4.9%
Capital Markets	3.9%
Real Estate Investment Trust	3.5%
Electric Utilities	3.5%
Software	3.1%
Diversified Telecommunication Services	3.1%
Energy Equipment & Services	3.1%
Media	2.9%
Automobiles	2.8%
Beverages	2.2%
Industrial Conglomerates	2.1%
Diversified Consumer Services	2.0%
Other	18.0%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)1

AAA/U.S. Guaranteed	7.1%
AA	3.5%
A	27.3%
BBB	39.5%
BB or Lower	22.6%
Total	100%

Country Allocation

(% of net assets)

United States	34.8%
Mexico	14.9%
United Kingdom	7.7%
South Africa	6.8%
France	3.7%
Australia	3.2%
Poland	3.1%
Canada	2.4%
China	2.2%
Hungary	1.8%
Germany	1.6%
Brazil	1.5%
Other	19.2%
Other Assets Less Liabilities	(2.9)%
Net Assets	100%

1	Excluding investments in derivatives.

Nuveen Investments	29

Holding Summaries as of June 30, 2015 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	0.8%
Exchange-Traded Funds	1.1%
Convertible Preferred Securities	0.8%
Variable Rate Senior Loan Interests	5.2%
$25 Par (or similar) Retail Preferred	4.9%
Corporate Bonds	80.4%
Convertible Bonds	0.3%
$1,000 (par or similar) Institutional Preferred	4.3%
Asset-Backed Securities	0.0%
Investment Companies	2.1%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	16.7%
Money Market Funds	1.1%
Other Assets Less Liabilities	(17.7)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Oil, Gas & Consumable Fuels	18.2%
Metals & Mining	6.8%
Media	5.3%
Wireless Telecommunication Services	3.8%
Chemicals	3.5%
Hotels, Restaurants & Leisure	3.3%
Diversified Financial Services	3.2%
Diversified Telecommunication Services	3.1%
Marine	3.0%
Auto Components	2.8%
Food Products	2.8%
Building Products	2.7%
Energy Equipment & Services	2.7%
Paper & Forest Products	2.5%
Real Estate Management & Development	2.3%
Containers & Packaging	2.0%
Banks	2.0%
Construction Materials	2.0%
Health Care Providers & Services	1.9%
Food & Staples Retailing	1.8%
Electric Utilities	1.6%
Consumer Finance	1.6%
Household Durables	1.5%
Other	19.6%
Total	100%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)1

AA	0.0%
A	0.4%
BBB	3.8%
BB or Lower	88.1%
N/R (not rated)	7.7%
Total	100%

1	Excluding investments in derivatives.

30	Nuveen Investments

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.0%
Convertible Preferred Securities	0.1%
Variable Rate Senior Loan Interests	1.4%
$25 Par (or similar) Retail Preferred	1.9%
Corporate Bonds	71.8%
$1,000 (par or similar) Institutional Preferred	7.0%
Asset-Backed and Mortgage-Backed Securities	4.9%
Investment Companies	0.1%
Sovereign Debt	10.5%
Investments Purchased with Collateral from Securities Lending	12.1%
Money Market Funds	1.5%
Other Assets Less Liabilities	(11.3)%
Net Assets	100%

Corporate Debt: Industries

(% of total corporate bond holdings)

Oil, Gas & Consumable Fuels	13.7%
Banks	12.8%
Capital Markets	5.5%
Diversified Telecommunication Services	5.1%
Media	5.1%
Metals & Mining	4.4%
Chemicals	3.4%
Real Estate Investment Trust	3.3%
Insurance	2.8%
Wireless Telecommunication Services	2.7%
Energy Equipment & Services	2.6%
Electric Utilities	2.4%
Diversified Financial Services	2.3%
Consumer Finance	2.2%
Independent Power & Renewable Electricity Producers	1.9%
Specialty Retail	1.7%
Household Durables	1.6%
Commercial Services & Supplies	1.5%
Building Products	1.4%
Containers & Packaging	1.3%
Software	1.2%
Auto Components	1.1%
Other	20.0%
Total	100%

Portfolio Credit Quality

(% of total long-term
fixed-income investments)1

AAA/U.S. Guaranteed	2.7%
AA	0.9%
A	20.7%
BBB	37.2%
BB or Lower	38.1%
N/R (not rated)	0.4%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	31

Holding Summaries as of June 30, 2015 (continued)

Nuveen U.S. Infrastructure Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	36.9%
Municipal Bonds	61.3%
Other Assets Less Liabilities	1.8%
Net Assets	100%

States and Territories

(% of net assets)

California	12.2%
Illinois	11.8%
New York	7.4%
New Jersey	4.7%
Arizona	4.1%
Ohio	4.1%
Other	17.0%
Total	61.3%
Portfolio Composition

(% of net assets)

Transportation	19.9%
Tax Obligation/Limited	14.3%
Oil, Gas & Consumable Fuels	12.0%
Utilities	9.5%
Tax Obligation/General	8.1%
Water and Sewer	6.7%
Electric Utilities	4.8%
Road & Rail	4.1%
Other	18.8%
Other Assets Less Liabilities	1.8%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)1

AAA/U.S. Guaranteed	2.1%
AA	40.3%
A	19.8%
BBB	14.3%
BB or Lower	23.5%
Total	100%

1	Excluding investments in derivatives.

32	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares reflect only the first 162 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2015.

The beginning of the period is January 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Total Return Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$959.70	$956.10	$958.10	$960.50
Expenses Incurred During Period	$4.66	$8.29	$5.92	$3.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.03	$1,016.31	$1,018.74	$1,021.27
Expenses Incurred During Period	$4.81	$8.55	$6.11	$3.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.22% and 0.71% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	33

Expense Examples (continued)

Nuveen High Income Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,016.40	$1,013.60	$1,014.10	$1,017.80
Expenses Incurred During Period	$4.85	$8.59	$6.04	$3.60
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.98	$1,016.27	$1,018.79	$1,021.22
Expenses Incurred During Period	$4.86	$8.60	$6.06	$3.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.97%, 1.72%, 1.21% and 0.72% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,001.20	$997.20	$1,000.10	$999.00	$1,002.50
Expenses Incurred During Period	$4.07	$7.77	$5.31	$2.22	$2.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.73	$1,017.01	$1,019.49	$1,019.97	$1,021.97
Expenses Incurred During Period	$4.11	$7.85	$5.36	$2.24	$2.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.57%, 1.07% and 0.57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 162/365 (to reflect 162 days in the period since class commencement of operations

Nuveen U.S. Infrastructure Bond Fund (formerly Nuveen U.S. Infrastructure Income Fund)

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$986.30	$982.60	$987.50
Expenses Incurred During Period	$4.68	$8.36	$3.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.08	$1,016.36	$1,021.32
Expenses Incurred During Period	$4.76	$8.50	$3.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70% and 0.70% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

34	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of

Nuveen Investment Trust and Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Total Return Bond Fund and Nuveen U.S. Infrastructure Bond Fund (formerly Nuveen U.S. Infrastructure Income Fund) (each a series of Nuveen Investment Trust), and Nuveen High Income Bond Fund and Nuveen Strategic Income Fund (each a series of Nuveen Investment Funds, Inc.) (hereinafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented for each series of Nuveen Investment Trust, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended for each series of Nuveen Investment Funds, Inc., in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen High Income Bond Fund and Nuveen Strategic Income Fund for the periods ended June 30, 2011 and prior were audited by other independent auditors whose report dated August 26, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

August 27, 2015

Nuveen Investments	35

Nuveen Global Total Return Bond Fund

Portfolio of Investments	June 30, 2015

Shares		Description (1)	Coupon		Ratings (2)	Value

		LONG-TERM INVESTMENTS – 98.6%

		CONVERTIBLE PREFERRED SECURITIES – 0.4%

		Banks – 0.4%

75		Bank of America Corporation	7.250%		BB+	$83,400
		Total Convertible Preferred Securities (cost $63,225)				83,400

Shares		Description (1)	Coupon		Ratings (2)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.7%

		Banks – 0.9%

1,875		Citigroup Inc.	7.125%		BB+	$51,319

2,400		PNC Financial Services	6.125%		Baa2	65,856

2,000		Regions Financial Corporation	6.375%		BB	50,340
		Total Banks				167,515

		Consumer Finance – 0.4%

3,000		Discover Financial Services	6.500%		BB–	76,410

		Insurance – 0.4%

2,400		Hartford Financial Services Group Inc.	7.875%		BBB–	71,376
		Total $25 Par (or similar) Retail Preferred (cost $292,963)				315,301

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		CORPORATE BONDS – 51.4%

		Air Freight & Logistics – 0.1%

$15		XPO Logistics, Inc., 144A	6.500%	6/15/22	B1	$14,681

		Auto Components – 0.5%

45		American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	47,250

50		Stackpole International Intermediate Company, 144A	7.750%	10/15/21	B+	49,250
		Total Auto Components				96,500

		Automobiles – 1.4%

200	EUR	Fiat Finance & Trade SA, Reg S	7.000%	3/23/17	BB–	238,857

30		General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	30,356
		Total Automobiles				269,213

		Banks – 8.9%

100		Bank of America Corporation	4.200%	8/26/24	A–	99,759

200		Barclays Bank PLC	3.650%	3/16/25	A	189,160

45		CIT Group Inc.	5.000%	8/01/23	BB+	44,325

95		Citigroup Inc.	4.500%	1/14/22	A	102,330

30		Citigroup Inc.	6.125%	8/25/36	A–	34,271

36	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Banks (continued)

$200		Credit Agricole SA, 144A	6.625%	12/23/64	BB+	$195,200

25		General Electric Capital Corporation	6.875%	1/10/39	AA+	33,567

25		HSBC Holdings PLC	6.800%	6/01/38	A+	31,041

40		JPMorgan Chase & Company	3.375%	5/01/23	A	38,841

45		JPMorgan Chase & Company	6.400%	5/15/38	A+	55,766

155		JPMorgan Chase & Company	6.750%	12/31/49	BBB–	165,607

35		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	37,213

200		Santander UK PLC, 144A	5.000%	11/07/23	A–	204,655

200		Societe Generale, 144A	5.000%	1/17/24	A–	200,271

200		State Bank of India London, 144A	4.875%	4/17/24	BBB–	209,123

25		Wells Fargo & Company	3.450%	2/13/23	A+	24,865
		Total Banks				1,665,994

		Beverages – 1.1%

200		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	210,878

		Building Products – 0.3%

60		Owens Corning Incorporated	4.200%	12/15/22	BBB–	60,814

		Capital Markets – 2.0%

125		Goldman Sachs Group, Inc.	5.750%	1/24/22	A	142,184

85		Goldman Sachs Group, Inc.	3.625%	1/22/23	A	84,464

75		Morgan Stanley	3.750%	2/25/23	A	75,836

75		Morgan Stanley	4.350%	9/08/26	A–	73,491
		Total Capital Markets				375,975

		Chemicals – 2.5%

25		Hexion Inc.	6.625%	4/15/20	B3	22,938

10		Huntsman International LLC	8.625%	3/15/21	B+	10,524

200		Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	207,000

25		Momentive Performance Materials Inc., (4), (7)	8.875%	10/15/20	N/R	—

25		Momentive Performance Materials Inc.	3.880%	10/24/21	B	22,438

200		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	208,522
		Total Chemicals				471,422

		Consumer Finance – 0.9%

100		Capital One Bank	3.375%	2/15/23	Baa1	97,138

75		Discover Financial Services	5.200%	4/27/22	BBB+	79,745
		Total Consumer Finance				176,883

		Containers & Packaging – 0.2%

50	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	39,532

Nuveen Investments	37

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Diversified Consumer Services – 0.9%

$20		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	$13,400

100	GBP	Pizza Express, 144A	6.625%	8/01/21	B	162,184
		Total Diversified Consumer Services				175,584

		Diversified Financial Services – 1.1%

200		BNP Paribas	4.250%	10/15/24	A	197,253

		Diversified Telecommunication Services – 1.6%

25		AT&T, Inc.	5.550%	8/15/41	A–	25,614

35		Brasil Telecom SA, 144A	5.750%	2/10/22	BB+	30,319

100		IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	91,000

65		Qwest Corporation	6.750%	12/01/21	BBB–	71,744

55		Verizon Communications	5.150%	9/15/23	A–	60,216

20		Verizon Communications	6.550%	9/15/43	A–	23,395
		Total Diversified Telecommunication Services				302,288

		Electric Utilities – 1.8%

55		APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	54,426

25		Constellation Energy Group	5.150%	12/01/20	BBB+	27,664

200		Eskom Holdings Limited, 144A	7.125%	2/11/25	BB+	202,356

50		FirstEnergy Corporation	4.250%	3/15/23	Baa3	50,312
		Total Electric Utilities				334,758

		Energy Equipment & Services – 1.6%

20		Diamond Offshore Drilling Inc.	5.700%	10/15/39	A3	17,507

55		Nabors Industries Inc.	4.625%	9/15/21	BBB	54,641

200		Origin Energy Finance Limited, 144A	3.500%	10/09/18	Baa2	205,165

25		Weatherford International PLC	7.000%	3/15/38	BBB–	23,896
		Total Energy Equipment & Services				301,209

		Household Durables – 0.3%

50		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	49,771

		Household Products – 0.5%

100		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	97,199

		Independent Power & Renewable Electricity Producers – 0.7%

100		AES Corporation	7.375%	7/01/21	BB	109,750

20		GenOn Energy Inc.	9.500%	10/15/18	B	20,400
		Total Independent Power & Renewable Electricity Producers				130,150

		Industrial Conglomerates – 1.1%

200		Alfa SAB de CV, 144A	5.250%	3/25/24	BBB–	205,000

		Insurance – 0.9%

50		Genworth Holdings Inc.	4.800%	2/15/24	Ba1	43,625

38	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Insurance (continued)

$30		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	$32,250

100		Symetra Financial Corporation	4.250%	7/15/24	BBB+	99,765
		Total Insurance				175,640

		Machinery – 0.8%

55		Eaton Corporation	4.150%	11/01/42	A–	50,740

50		Ingersoll Rand	5.750%	6/15/43	BBB	55,022

40		Terex Corporation	6.000%	5/15/21	BB	40,200
		Total Machinery				145,962

		Media – 1.5%

70		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	85,185

20		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	18,163

20		Comcast Corporation	6.400%	5/15/38	A–	24,337

55		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	55,316

30		NBC Universal Media LLC	4.375%	4/01/21	A–	32,492

45		SES SA, 144A	3.600%	4/04/23	BBB	45,657

25	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	20,692
		Total Media				281,842

		Metals & Mining – 3.8%

105		Alcoa Inc.	5.400%	4/15/21	BBB–	110,053

45		Allegheny Technologies Inc.	6.125%	8/15/23	BB+	45,844

25		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	22,764

55		ArcelorMittal	7.000%	2/25/22	Ba1	59,263

35		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	35,481

50		Cliffs Natural Resources Inc.	4.800%	10/01/20	B3	23,750

25		Coeur d’Alene Mines Corporation	7.875%	2/01/21	B	21,188

25		First Quantum Minerals Limited, 144A	6.750%	2/15/20	BB–	24,188

75		Freeport McMoRan, Inc.	3.550%	3/01/22	BBB	69,422

65		Newmont Mining Corporation	3.500%	3/15/22	BBB	62,032

35		Teck Resources Limited	6.250%	7/15/41	BBB–	28,166

25		Vale Overseas Limited	6.875%	11/10/39	BBB+	24,060

80		Xstrata Finance Canada Limited, 144A	3.600%	1/15/17	BBB	82,114

100		Yamana Gold Inc.	4.950%	7/15/24	Baa3	96,323
		Total Metals & Mining				704,648

		Multiline Retail – 0.1%

25		Family Tree Escrow LLC, 144A	5.250%	3/01/20	Ba3	26,156

		Oil, Gas & Consumable Fuels – 6.8%

50		Amerada Hess Corporation	7.125%	3/15/33	BBB	57,363

50		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	56,351

Nuveen Investments	39

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Oil, Gas & Consumable Fuels (continued)

$80		Apache Corporation	4.250%	1/15/44	BBB+	$69,475

150	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	123,098

70		California Resources Corporation	5.500%	9/15/21	BB	60,914

25		Calumet Specialty Products	7.625%	1/15/22	B+	25,500

30		Cenovus Energy Inc.	3.800%	9/15/23	BBB+	29,642

200		CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	204,248

5		Concho Resources Inc.	5.500%	10/01/22	BB+	4,975

25		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	24,563

20	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	16,593

25		Petrobras International Finance Company	5.375%	1/27/21	BBB–	24,045

25		Petrobras International Finance Company	6.875%	1/20/40	BBB–	22,272

200		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	AA–	204,388

200		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	196,850

85		Transocean Inc.	3.800%	10/15/22	BBB–	63,963

50		Western Refining Inc.	6.250%	4/01/21	B+	50,375

45		Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	43,217
		Total Oil, Gas & Consumable Fuels				1,277,832

		Paper & Forest Products – 0.8%

25		Domtar Corporation	4.400%	4/01/22	BBB–	25,407

80		Domtar Corporation	6.750%	2/15/44	BBB–	84,561

50		Resolute Forest Products	5.875%	5/15/23	BB–	45,500
		Total Paper & Forest Products				155,468

		Personal Products – 0.2%

30		International Paper Company	8.700%	6/15/38	BBB	41,109

		Real Estate Investment Trust – 1.7%

70		American Tower Company	5.000%	2/15/24	BBB	74,000

50		ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	48,698

75		Digital Realty Trust Inc.	3.625%	10/01/22	BBB	73,146

80		HCP Inc.	3.750%	2/01/19	BBB+	83,217

15		Prologis Inc.	6.875%	3/15/20	BBB+	17,328

20		Simon Property Group, L.P.	5.650%	2/01/20	A	22,793
		Total Real Estate Investment Trust				319,182

		Road & Rail – 0.2%

30		Hertz Corporation	7.375%	1/15/21	B	31,238

		Software – 1.6%

25		BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	20,250

75		Computer Sciences Corporation	4.450%	9/15/22	BBB+	76,986

40	Nuveen Investments

Principal Amount (000) (3)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software (continued)

$200	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	$206,740
	Total Software				303,976

	Specialty Retail – 0.3%

35	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	33,771

25	The Men’s Warehouse Inc., 144A	7.000%	7/01/22	B2	26,750
	Total Specialty Retail				60,521

	Tobacco – 0.7%

100	Altria Group Inc.	2.850%	8/09/22	BBB+	96,121

30	Reynolds American Inc.	3.250%	11/01/22	BBB–	28,895
	Total Tobacco				125,016

	Trading Companies & Distributors – 0.6%

100	United Rentals North America Inc.	7.375%	5/15/20	BB–	106,699

	Transportation Infrastructure – 0.2%

35	Asciano Finance, 144A	5.000%	4/07/18	BBB	37,510

	Wireless Telecommunication Services – 3.7%

75	Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	77,813

150	Deutsche Telekom International Finance BV, 144A	4.875%	3/06/42	BBB+	150,026

200	ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	196,330

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	200,750

50	Sprint Corporation	7.250%	9/15/21	B+	48,750

28	Viacom Inc.	4.375%	3/15/43	BBB+	22,684
	Total Wireless Telecommunication Services				696,353
	Total Corporate Bonds (cost $9,698,380)				9,664,256

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.1%

	Real Estate Investment Trust – 0.1%

$20	Boston Properties Limited Partnership	4.125%	5/15/21	A–	$21,248
$20	Total Convertible Bonds (cost $20,281)				21,248

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.8%

	Banks – 2.4%

$200	Barclays PLC	8.250%	N/A (5)	BB+	$211,192

35	Fifth Third Bancorp.	5.100%	N/A (5)	Baa3	32,813

200	HSBC Holdings PLC	6.375%	N/A (5)	BBB	200,500
435	Total Banks				444,505

Nuveen Investments	41

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Capital Markets – 1.4%

$75		Goldman Sachs Capital II	4.000%	N/A (5)	Ba1	$57,094

200		UBS Group AG, Reg S	7.125%	N/A (5)	BB+	208,220
275		Total Capital Markets				265,314

		Diversified Financial Services – 0.2%

30		Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	38,025

		Electric Utilities – 0.5%

100		Electricite de France, 144A	5.250%	N/A (5)	A–	100,125

		Insurance – 0.3%

25		Genworth Financial Inc.	6.150%	11/15/66	Ba2	15,250

50		Prudential Financial Inc.	5.200%	3/15/44	BBB+	49,524
75		Total Insurance				64,774
$915		Total $1,000 Par (or similar) Institutional Preferred (cost $929,926)				912,743

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE–BACKED SECURITIES – 4.8%

$58		Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	$47,448

55		Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	4/25/47	Caa1	57,629

34		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	32,200

145		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	566,822

535		Fannie Mae TBA Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	156,759

40		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.484%	5/25/45	Aaa	40,715
$867		Total Asset-Backed and Mortgage–Backed Securities (cost $897,664)				901,573

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		SOVEREIGN DEBT – 35.4%

		Australia – 1.4%

325	AUD	Australian Government, Reg S	4.250%	7/21/17	Aaa	$261,920

		Bermuda – 0.6%

$100		Bermuda Government, 144A	5.603%	7/20/20	A+	111,000

		Brazil – 1.0%

600	BRL	Letra De Tesouro Nacional de Brazil	0.000%	1/01/16	BBB+	180,241

		Colombia – 0.9%

130		Republic of Colombia	8.125%	5/21/24	BBB	166,595

		Costa Rica – 1.0%

200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	193,500

42	Nuveen Investments

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Dominican Republic – 0.5%

$100		Dominican Republic, 144A	5.500%	1/27/25	BB–	$100,250

		Germany – 0.8%

120	EUR	Bundesobligation, Reg S	1.750%	2/15/24	Aaa	146,426

		Hungary – 1.8%

85,000	HUF	Republic of Hungary, Government Bond	5.500%	6/24/25	BBB–	338,376

		Indonesia – 1.2%

100		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	111,250

100	EUR	Republic of Indonesia, 144A	2.875%	7/08/21	Baa3	112,321
		Total Indonesia				223,571

		Italy – 1.4%

210	EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	3.750%	9/01/24	BBB+	262,322

		Malaysia – 1.4%

1,000	MYR	Republic of Malaysia	3.172%	7/15/16	A	265,408

		Mexico – 11.0%

4,750	MXN	Mexico Bonos de DeSarrollo	7.750%	12/14/17	A	326,320

9,000	MXN	Mexico Bonos de DeSarrollo	4.750%	6/14/18	A3	574,938

3,000	MXN	Mexico Bonos de DeSarrollo	5.000%	12/11/19	A	189,293

8,650	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	621,897

3,825	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	271,214

100	EUR	United Mexican States	4.000%	10/15/30	A3	96,660
		Total Mexico				2,080,322

		Poland – 3.1%

200	PLN	Republic of Poland	3.250%	7/25/19	A	54,687

500	PLN	Republic of Poland	5.750%	9/23/22	A	155,251

1,300	PLN	Republic of Poland	4.000%	10/25/23	A	366,074
		Total Poland				576,012

		Portugal – 0.9%

160	EUR	Portugal Obrigacoes do Tesouro, 144A, Reg S	2.875%	10/15/25	Ba1	176,746

		Romania – 0.6%

100		Republic of Romania, 144A	6.125%	1/22/44	BBB–	112,200

		South Africa – 5.6%

3,800	ZAR	Republic of South Africa	7.250%	1/15/20	BBB+	306,068

4,900	ZAR	Republic of South Africa	6.750%	3/31/21	BBB+	381,093

3,800	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	363,571
		Total South Africa				1,050,732

Nuveen Investments	43

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (3)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Sweden – 0.8%

1,000	SEK	Republic of Sweden	3.500%	6/01/22	Aaa	$143,856

		United Kingdom – 0.9%

100	GBP	United Kingdom, Treasury Bill, Reg S	3.750%	9/07/19	Aa1	172,910

		Uruguay – 0.5%

$100		Republic of Uruguay	5.100%	6/18/50	BBB	95,250
		Total Sovereign Debt (cost $7,807,071)				6,657,637
		Total Long-Term Investments (cost $19,709,510)				18,556,158

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 4.3%

		Repurchase Agreements – 4.3%

$803		Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $802,879, collateralized by $825,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $820,875	0.000%	7/01/15		$802,879
		Total Short-Term Investments (cost $802,879)				802,879
		Total Investments (cost $20,512,389) – 102.9%				19,359,037
		Other Assets Less Liabilities – (2.9)% (6)				(539,642)
		Net Assets – 100%				$18,819,395

Investments in Derivatives as of June 30, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Canadian Dollar	770,000	U.S. Dollar	614,972	7/31/15	$(1,291)
Bank of America	Hungarian Forint	102,000,000	U.S. Dollar	377,764	7/13/15	17,348
Bank of America	Mexican Peso	7,500,000	U.S. Dollar	477,340	7/31/15	1,146
Bank of America	Mexican Peso	14,800,000	U.S. Dollar	949,799	7/31/15	10,107
Bank of America	U.S. Dollar	1,888	Hungarian Forint	530,000	7/13/15	(15)
Bank of America	U.S. Dollar	5,665	Hungarian Forint	1,600,000	7/13/15	(11)
Bank of America	U.S. Dollar	579,470	Malaysian Ringgit	2,100,000	7/14/15	(20,454)
Bank of America	U.S. Dollar	550,063	Indonesian Rupiah	7,400,000,000	7/15/15	2,890
Bank of America	U.S. Dollar	814,565	Mexican Peso	12,550,000	7/31/15	(17,732)
Bank of America	U.S. Dollar	958,723	Mexican Peso	14,800,000	7/31/15	(19,032)
Bank of America	U.S. Dollar	555,427	Indian Rupee	36,000,000	8/10/15	7,648
Bank of America	U.S. Dollar	367,751	Polish Zloty	1,373,000	8/31/15	(3,165)
Citigroup	Euro	880,000	U.S. Dollar	961,284	7/31/15	(20,151)
Citigroup	Swedish Krona	1,090,000	U.S. Dollar	125,310	7/31/15	(6,252)
Citigroup	U.S. Dollar	116,840	Euro	107,000	7/31/15	2,494
Citigroup	U.S. Dollar	1,046,342	Euro	940,000	7/31/15	2,009
Citigroup	U.S. Dollar	999,386	Japanese Yen	124,000,000	7/31/15	14,159
Credit Suisse	Brazilian Real	543,000	U.S. Dollar	169,301	7/02/15	(5,347)
Credit Suisse	Brazilian Real	543,000	U.S. Dollar	173,877	8/04/15	1,240
Credit Suisse	U.S. Dollar	175,842	Brazilian Real	543,000	7/02/15	(1,193)
Deutsche Bank	U.S. Dollar	341,334	Pound Sterling	220,000	7/22/15	4,293
Deutsche Bank	U.S. Dollar	621,284	Pound Sterling	400,000	7/22/15	7,130

44	Nuveen Investments

Investments in Derivatives as of June 30, 2015 (continued)

Forward Foreign Currency Exchange Contracts outstanding (continued):

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Deutsche Bank	U.S. Dollar	928,333	Japanese Yen	115,000,000	7/31/15	$11,648
Deutsche Bank	U.S. Dollar	947,326	Japanese Yen	117,000,000	7/31/15	9,002
Goldman Sachs	Canadian Dollar	226,000	U.S. Dollar	183,030	8/31/15	2,231
Goldman Sachs	Canadian Dollar	409,000	U.S. Dollar	328,517	8/31/15	1,318
Goldman Sachs	U.S. Dollar	896,010	Pound Sterling	569,000	8/28/15	(2,328)
Morgan Stanley	Australian Dollar	1,250,000	U.S. Dollar	957,375	7/31/15	(5,533)
Morgan Stanley	Australian Dollar	1,250,000	U.S. Dollar	957,375	7/31/15	(5,533)
Morgan Stanley	Singapore Dollar	1,300,000	U.S. Dollar	961,944	7/31/15	(2,843)
Morgan Stanley	South African Rand	12,500,000	U.S. Dollar	983,696	7/31/15	(38,657)
Morgan Stanley	South Korean Won	880,000,000	U.S. Dollar	789,202	8/03/15	4,014
Morgan Stanley	U.S. Dollar	593,022	Malaysian Ringgit	2,150,000	7/14/15	(20,696)
Morgan Stanley	U.S. Dollar	597,113	Chilean Peso	362,000,000	7/22/15	(31,880)
Morgan Stanley	U.S. Dollar	966,700	Australian Dollar	1,250,000	7/31/15	(3,792)
						$(107,228)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan	$200,000	Receive	3-Month USD-LIBOR-ICE	2.078%	Semi-Annually	2/19/23	$(1,248)	$(1,248)

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Euro-Bund	Long	4	9/15	$677,829	$1,020	$7,064
U.S. Treasury 5-Year Note	Short	(9)	9/15	(1,073,320)	351	(296)
U.S. Treasury 10-Year Note	Short	(18)	9/15	(2,271,094)	563	16,053
				$(2,666,585)	$1,934	$22,821
*	Total aggregate Notional Amount at Value of long and short positions is $677,829 and $(3,344,414), respectively.

Nuveen Investments	45

Nuveen Global Total Return Bond Fund (continued)

Portfolio of Investments	June 30, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

HUF	Hungarian Forint

MXN	Mexican Peso

MYR	Malaysian Ringgit

PLN	Polish Zloty

SEK	Swedish Krona

ZAR	South African Rand

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen High Income Bond Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 0.8%

	Banks – 0.1%

38,000	Bank of America Corporation			$646,760

	Building Products – 0.0%

527	Dayton Superior, Class A, (2), (3)			30,195

585	Dayton Superior, Class 1, (2), (3)			33,550
	Total Building Products			63,745

	Capital Markets – 0.1%

5,732	Adamas Finance Asia Limited, (2)			3,955

50,000	Och-Ziff Capital Management Group, Class A Shares			611,000
	Total Capital Markets			614,955

	Media – 0.2%

56,000	Cablevision Systems Corporation, (4)			1,340,640

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (2), (3)			50

	Oil, Gas & Consumable Fuels – 0.0%

50,119	Connacher Oil and Gas Limited, (2), (15)			74,176

	Real Estate Investment Trust – 0.4%

23,000	Liberty Property Trust			741,060

18,000	Mid-America Apartment Communities			1,310,580
	Total Real Estate Investment Trust			2,051,640
	Total Common Stocks (cost $5,022,618)			4,791,966

Shares	Description (1), (5)			Value

	EXCHANGE-TRADED FUNDS – 1.1%

10,000	iShares Transportation Average ETF, (4)			$1,449,800

58,000	SPDR S&P Homebuilders ETF, (4)			2,123,960

62,500	Vanguard MSCI European Exchange Traded Fund			3,373,750
	Total Exchange-Traded Funds (cost $6,928,574)			6,947,510

Shares	Description (1)	Coupon	Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.8%

	Electric Utilities – 0.3%

45,000	Exelon Corporation, (4)	6.500%	BBB–	$2,041,200

	Independent Power & Renewable Electricity Producers – 0.2%

13,000	Dynegy Inc.	5.375%	N/R	1,292,200

Nuveen Investments	47

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Coupon		Ratings (6)	Value

	Metals & Mining – 0.1%

43,500	ArcelorMittal	6.000%		BB–	$679,035

	Oil, Gas & Consumable Fuels – 0.2%

20,000	Anadarko Petroleum Corporation	7.500%		N/R	1,008,200
	Total Convertible Preferred Securities (cost $5,481,053)				5,020,635

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 5.2% (8)

	Auto Components – 0.6%

$4,000	Crowne Group LLC, Second Lien Term Loan C	9.000%	9/29/21	CCC+	$3,940,000

	Construction Materials – 0.4%

2,500	Atkore International Inc.	7.750%	9/27/21	CCC+	2,352,082

	Diversified Financial Services – 0.3%

2,000	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	1,995,000

	Diversified Telecommunication Services – 0.2%

1,457	Birch Communications Inc., First Lien Term Loan B	7.750%	4/19/20	B	1,462,756

	Health Care Equipment & Supplies – 0.3%

2,000	Surgery Center Holdings Inc., Second Lien Term Loan	8.500%	7/24/21	CCC+	2,000,000

	Health Care Providers & Services – 0.5%

3,000	RegionalCare Hospital Pernters Inc., Second Lien Term Loan	10.500%	10/21/19	CCC+	3,037,500

	Hotels, Restaurants & Leisure – 1.1%

993	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	992,293

2,500	Amaya BV, Second Lien Term Loan	8.000%	7/29/22	B	2,528,909

1,891	Caesars Entertainment Corporation, Term Loan B5, (9)	10.000%	3/01/17	D	1,681,993

1,965	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	1,929,384
7,349	Total Hotels, Restaurants & Leisure				7,132,579

	Independent Power & Renewable Electricity Producers – 0.3%

130	Empire Generating Company LLC, Term Loan C	5.250%	3/13/21	B+	125,217

1,778	Empire Generating Company LLC	5.250%	3/13/21	B+	1,707,294
1,908	Total Independent Power & Renewable Electricity Producers				1,832,511

	Oil, Gas & Consumable Fuels – 0.8%

2,957	Arch Coal Inc., Term Loan B	6.250%	5/16/18	B	2,047,713

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	B2	1,913,078

2,000	Samson Investment Company Second Lien Term Loan	5.000%	9/25/18	Caa2	805,000
7,450	Total Oil, Gas & Consumable Fuels				4,765,791

	Professional Services – 0.5%

2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	1,966,666

48	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	Professional Services (continued)

$1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	Caa2	$983,333
3,000	Total Professional Services				2,949,999

	Software – 0.2%

1,000	Deltek Incorporated, Second Lien Term Loan	9.500%	6/19/23	CCC+	1,010,000
$35,664	Total Variable Rate Senior Loan Interests (cost $35,148,009)				32,478,218

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 4.9%

	Banks – 1.0%

48,608	Bank of America Corporation	4.000%		BB+	$1,026,601

40,000	HSBC USA Inc.	4.000%		BBB+	949,200

109,536	HSBC USA Inc.	1.024%		BBB+	2,453,605

75,000	RBS Capital Funding Trust V	5.900%		BB–	1,817,250
	Total Banks				6,246,656

	Capital Markets – 0.5%

152,330	Morgan Stanley	4.000%		Ba1	3,151,708

	Food Products – 0.3%

60,000	CHS Inc.	0.000%		N/R	1,525,200

	Household Durables – 0.2%

72,510	Hovnanian Enterprises Incorporated	7.625%		Caa2	970,184

	Insurance – 0.2%

60,000	AmTrust Financial Services Inc.	0.000%		N/R	1,510,800

	Multi-Utilities – 0.2%

27,000	Dominion Resources Inc.	0.000%		Baa3	1,260,900

	Real Estate Investment Trust – 2.5%

50,960	Colony Financial Inc.	7.125%		N/R	1,185,330

60,000	Colony Financial Inc.	0.000%		N/R	1,500,000

75,000	Coresite Realty Corporation	7.250%		N/R	1,953,750

50,000	Corporate Office Properties Trust	7.375%		BB	1,315,000

70,000	General Growth Properties	6.375%		N/R	1,771,700

70,000	Northstar Realty Finance Corporation	8.750%		N/R	1,764,700

72,767	Northstar Realty Finance Corporation	8.500%		N/R	1,813,354

40,500	Pebblebrook Hotel Trust	6.500%		N/R	1,027,080

79,000	Summit Hotel Properties Inc.	7.125%		N/R	2,046,100

50,000	Urstadt Biddle Properties, (4)	6.750%		N/R	1,324,000
	Total Real Estate Investment Trust				15,701,014
	Total $25 Par (or similar) Retail Preferred (cost $29,388,692)				30,366,462

Nuveen Investments	49

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CORPORATE BONDS – 80.4%

		Aerospace & Defense – 0.9%

$2,500		Bombardier Inc., 144A	7.500%	3/15/18	B+	$2,612,500

3,000		DAE Aviation Holdings Inc., 144A, (WI/DD)	10.000%	7/15/23	CCC	2,959,500
		Total Aerospace & Defense				5,572,000

		Air Freight & Logistics – 0.5%

2,900	EUR	XPO Logistics, Inc., 144A	5.750%	6/15/21	B1	3,176,492

		Airlines – 0.8%

2,100		Air Canada, 144A, (4)	7.750%	4/15/21	B	2,241,750

2,500		VistaJet Malta Finance PLC, 144A, (4)	7.750%	6/01/20	B	2,400,000
		Total Airlines				4,641,750

		Auto Components – 2.3%

2,475		Jac Holding Corporation, 144A, (4)	11.500%	10/01/19	B	2,543,063

3,060		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc., 144A	7.875%	10/01/22	Caa1	3,052,350

3,350		MPG Holdco I Inc.	7.375%	10/15/22	B+	3,567,750

2,000		Nexteer Automotive Group Limited, 144A	5.875%	11/15/21	BB+	2,050,000

2,900		Stackpole International Intermediate Company, 144A, (4)	7.750%	10/15/21	B+	2,856,500
		Total Auto Components				14,069,663

		Banks – 1.6%

1,000		Banco Do Brasil, 144A	9.000%	12/18/64	BB–	902,200

3,230		Popular Inc., (4)	7.000%	7/01/19	BB–	3,230,000

3,625	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	BB–	4,031,235

2,000		Turkiye Vakiflar Bankasi T.A.O, 144A	6.000%	11/01/22	BB+	1,958,720
		Total Banks				10,122,155

		Building Products – 2.2%

1,950		Associated Materials Inc.	9.125%	11/01/17	B–	1,618,500

2,000		Builders FirstSource, Inc., 144A, (4)	7.625%	6/01/21	B	2,070,000

2,000		Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	B+	2,135,000

2,750		NCI Building Systems, Inc., 144A	8.250%	1/15/23	B+	2,928,750

3,000		NWH Escrow Corporation, 144A	7.500%	8/01/21	B	2,820,000

2,800		Odebrecht Finance Limited, 144A, (4)	7.125%	6/26/42	BBB–	2,142,000
		Total Building Products				13,714,250

		Chemicals – 2.8%

2,000		Chemours Co, 144A	6.625%	5/15/23	BB–	1,937,500

2,000		Hexion Inc.	10.000%	4/15/20	B3	2,055,000

2,500		Hexion US Finance Corporation	8.875%	2/01/18	CCC	2,256,250

2,500		Kissner Milling Company Limited, 144A	7.250%	6/01/19	B	2,543,750

3,525		Momentive Performance Materials Inc., (3), (9)	8.875%	10/15/20	N/R	—

50	Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Chemicals (continued)

$3,525		Momentive Performance Materials Inc., (4)	3.880%	10/24/21	B	$3,163,688

1,800		Platform Specialty Products Corporation, 144A	6.500%	2/01/22	BB–	1,858,500

1,250		Rayonier AM Products Inc., 144A, (4)	5.500%	6/01/24	BB+	1,115,625

2,700		Tronox Finance LLC, (4)	6.375%	8/15/20	BB–	2,504,250
		Total Chemicals				17,434,563

		Commercial Services & Supplies – 1.2%

3,050		Casella Waste Systems Inc.	7.750%	2/15/19	B–	3,080,500

3,420	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	2,738,054

1,490	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	B2	1,428,738
		Total Commercial Services & Supplies				7,247,292

		Communications Equipment – 0.3%

2,000		Broadview Networks Holdings Inc.	10.500%	11/15/17	N/R	1,895,000

		Construction & Engineering – 1.0%

1,530		AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	1,551,038

1,500		Boart Longyear Management Pty Ltd, 144A, (4)	7.000%	4/01/21	CCC	990,000

2,250		Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	B–	2,058,750

15,000	NOK	VV Holding AS, 144A	6.700%	7/10/19	N/R	1,885,738
		Total Construction & Engineering				6,485,526

		Construction Materials – 1.6%

3,500		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	3,898,125

2,825		Norbord Inc., 144A	5.375%	12/01/20	Ba2	2,810,875

3,000		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	3,120,000
		Total Construction Materials				9,829,000

		Consumer Finance – 1.3%

2,000		Constellis Holdings LLC / Constellis Finance Corporation, 144A	9.750%	5/15/20	B	1,930,000

1,945		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,971,258

2,250		Credit Acceptance Corporation, 144A	7.375%	3/15/23	BB	2,323,125

2,000		Enova International, Inc.	9.750%	6/01/21	B	1,890,000
		Total Consumer Finance				8,114,383

		Containers & Packaging – 1.7%

2,086		Ardagh Finance Holdings SA, 144A, (4)	8.625%	6/15/19	CCC+	2,159,268

240		Ardagh Packaging Finance / MP HD USA, 144A	7.000%	11/15/20	Caa1	244,800

3,000		Cascades Inc., 144A	5.500%	7/15/22	Ba3	2,902,500

3,000		Coveris Holdings SA, 144A	7.875%	11/01/19	B–	2,985,000

2,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	1,990,000
		Total Containers & Packaging				10,281,568

		Diversified Consumer Services – 1.2%

2,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	2,020,000

Nuveen Investments	51

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Diversified Consumer Services (continued)

$3,185		Jones Group Inc.	6.125%	11/15/34	CCC	$1,449,175

2,300	GBP	Pizza Express, 144A	8.625%	8/01/22	CCC+	3,803,377
		Total Diversified Consumer Services				7,272,552

		Diversified Financial Services – 2.6%

2,400		Argos Merger Sub Inc., 144A, (4)	7.125%	3/15/23	B–	2,514,000

2,500		CNG Holdings Inc., 144A, (4)	9.375%	5/15/20	B–	1,812,500

2,800		Fly Leasing Limited	6.375%	10/15/21	BB	2,835,000

2,180		James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	2,245,400

2,000		Jefferies Finance LLC Corporation, 144A, (4)	7.375%	4/01/20	B+	1,965,000

2,435		Nationstar Mortgage LLC Capital Corporation, (4)	7.875%	10/01/20	B+	2,428,913

2,300		Ziggo Bond Finance B.V, 144A	5.875%	1/15/25	B	2,254,000
		Total Diversified Financial Services				16,054,813

		Diversified Telecommunication Services – 2.5%

3,225		CenturyLink Inc.	7.650%	3/15/42	BB+	2,918,625

3,000		Citizens Communications Company	9.000%	8/15/31	BB	2,730,000

2,950		Consolidated Communications Finance Company, 144A	6.500%	10/01/22	B–	2,843,063

2,750		GCI Inc.	6.875%	4/15/25	BB–	2,777,500

3,035		IntelSat Jackson Holdings, (4)	6.625%	12/15/22	CCC+	2,761,850

2,000		Windstream Corporation, (4)	6.375%	8/01/23	BB	1,627,500
		Total Diversified Telecommunication Services				15,658,538

		Electric Utilities – 1.3%

1,587		Energy Future Intermediate Holding Company LLC, 144A, (9)	11.750%	3/01/22	N/R	1,807,028

3,450		Intergen NV, 144A	7.000%	6/30/23	B+	3,070,500

237		Midwest Generation LLC	8.560%	1/02/16	N/R	236,951

2,500		PPL Energy Supply LLC, 144A, (4)	6.500%	6/01/25	BB–	2,500,000

1,000		Texas Competitive Electric Holdings, 144A, (9)	11.500%	10/01/20	N/R	610,000
		Total Electric Utilities				8,224,479

		Energy Equipment & Services – 2.1%

2,425		Basic Energy Services, Inc., (4)	7.750%	2/15/19	B	2,018,813

2,500		Calfrac Holdings LP, 144A	7.500%	12/01/20	BB–	2,308,500

1,550		Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B–	1,360,125

750		McDermott International Inc., 144A, (4)	8.000%	5/01/21	BB–	675,000

1,500		Murray Energy Corporation, 144A, (4)	11.250%	4/15/21	B3	1,260,000

1,670		Pacific Drilling V Limited, 144A, (4)	7.250%	12/01/17	B+	1,436,200

1,000		SAExploration Holdings Inc.	10.000%	7/15/19	B–	600,000

2,000		Seventy Seven Energy Inc.	6.625%	11/15/19	B	1,580,000

3,250		Seventy Seven Energy Inc.	6.500%	7/15/22	CCC+	2,080,000
		Total Energy Equipment & Services				13,318,638

52	Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Food & Staples Retailing – 1.4%

$2,500		Kehe Distributors LLC Finance, 144A	7.625%	8/15/21	B–	$2,625,000

2,000		Roundy’s Supermarkets Inc., 144A, (4)	10.250%	12/15/20	Caa1	1,700,000

3,000		Supervalu Inc., (4)	7.750%	11/15/22	B	3,148,125

1,500		Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	B3	1,501,875
		Total Food & Staples Retailing				8,975,000

		Food Products – 2.2%

3,500		Diamond Foods Inc., 144A	7.000%	3/15/19	CCC+	3,587,500

3,050		JBS Investments GmbH, 144A, (4)	7.250%	4/03/24	BB+	3,156,750

2,950		Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	3,134,375

2,200		Marfrig Holding Europe BV, 144A, (4)	8.375%	5/09/18	B+	2,215,840

2,000		Southern States Cooperative Inc., 144A	10.000%	8/15/21	B–	1,870,000
		Total Food Products				13,964,465

		Gas Utilities – 0.9%

3,000		Ferrellgas LP	6.750%	1/15/22	B+	3,007,500

2,800		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,891,000
		Total Gas Utilities				5,898,500

		Health Care Equipment & Supplies – 0.5%

1,050	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	1,214,492

1,800		Tenet Healthcare Corporation	6.875%	11/15/31	B3	1,665,000
		Total Health Care Equipment & Supplies				2,879,492

		Health Care Providers & Services – 1.5%

2,905		Community Health Systems, Inc.	5.125%	8/01/21	BB	2,959,469

2,000		Opal Acquisition Inc., 144A	8.875%	12/15/21	CCC+	1,950,000

2,000		Select Medical Corporation	6.375%	6/01/21	B–	2,020,000

2,500		Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	2,500,000
		Total Health Care Providers & Services				9,429,469

		Hotels, Restaurants & Leisure – 2.7%

2,250		Caesars Entertainment Resort Properties LLC	8.250%	10/01/20	B+	2,119,230

2,000		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., 144A, (4)	9.375%	5/01/22	B–	1,500,000

1,250		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	1,265,625

2,000	CAD	River Cree Enterprises LP, 144A	11.000%	1/20/21	B–	1,649,319

2,000		Roc Finance LLC and Roc Finance 1 Corporation, 144A	12.125%	9/01/18	B–	2,135,000

2,935		Scientific Games International Inc., (4)	6.250%	9/01/20	B–	2,281,963

2,000		Viking Cruises Limited, 144A	6.250%	5/15/25	B+	1,985,000

3,850		Wynn Macau Limited, 144A, (4)	5.250%	10/15/21	BB	3,638,250
		Total Hotels, Restaurants & Leisure				16,574,387

Nuveen Investments	53

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Household Durables – 1.2%

$2,000		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	$1,990,840

2,000		K. Hovnanian Enterprises Inc.	5.000%	11/01/21	Ba3	1,705,000

2,500		KB Home, (4)	7.625%	5/15/23	B+	2,612,500

1,000		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,007,500
		Total Household Durables				7,315,840

		Independent Power & Renewable Electricity Producers – 1.1%

1,500		Abengoa Yield PLC, 144A	7.000%	11/15/19	BB+	1,545,000

2,575		AES Corporation	5.500%	3/15/24	BB	2,478,438

2,500		GenOn Energy Inc., (4)	7.875%	6/15/17	B	2,531,250
		Total Independent Power & Renewable Electricity Producers				6,554,688

		Industrial Conglomerates – 0.4%

2,500		Techniplas, LLC, 144A	10.000%	5/01/20	B	2,518,750

		Insurance – 0.5%

3,570		Genworth Holdings Inc.	4.800%	2/15/24	Ba1	3,114,825

		Leisure Products – 0.5%

1,500		24 Hour Holdings III LLC, 144A, (4)	8.000%	6/01/22	CCC+	1,203,750

2,000	CAD	Gateway Casinos & Entertainment Limited, 144A	8.500%	11/26/20	B+	1,593,275
		Total Leisure Products				2,797,025

		Machinery – 1.1%

3,000		Commercial Vehicle Group, (4)	7.875%	4/15/19	B	3,075,000

3,730		CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	3,860,550
		Total Machinery				6,935,550

		Marine – 2.4%

6,941	NOK	BOA SBL AS, 144A	7.010%	4/19/18	N/R	637,593

9,646	NOK	E Forland AS, 144A, Reg S	8.170%	9/04/18	N/R	1,137,981

3,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B	2,925,000

2,750		Global Ship Lease Inc., 144A	10.000%	4/01/19	B	2,866,875

2,750		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	BB–	2,708,750

2,500		Navios South American Logisitics Inc., Finance US Inc., 144A, (4)	7.250%	5/01/22	B+	2,393,750

2,200		Topaz Marine SA, 144A	8.625%	11/01/18	B–	2,150,500
		Total Marine				14,820,449

		Media – 4.2%

2,600		Altice S.A, 144A	7.750%	5/15/22	B	2,515,500

4,500		Altice US Financing SA, 144A	7.750%	7/15/25	CCC+	4,320,000

2,850		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	2,778,750

3,650		Clear Channel Communications, Inc., (4)	10.000%	1/15/18	CCC–	2,938,250

1,500		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,456,875

2,750		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	2,798,125

54	Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Media (continued)

$2,600		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	$2,652,000

2,500		Radio One Inc., 144A, (4)	9.250%	2/15/20	CCC	2,275,000

2,500		SiTV Inc., 144A	10.375%	7/01/19	B–	2,062,500

3,150	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,607,136
		Total Media				26,404,136

		Metals & Mining – 5.4%

2,000		AK Steel Corporation, (4)	7.625%	10/01/21	B–	1,630,000

2,300		Anglogold Holdings PLC	5.125%	8/01/22	Baa3	2,211,779

2,000		ArcelorMittal	10.600%	6/01/19	Ba1	2,395,000

3,465		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	3,512,644

1,900		Coeur d’Alene Mines Corporation, (4)	7.875%	2/01/21	B	1,610,250

500		Compania Minera Ares SAC, 144A, (4)	7.750%	1/23/21	BB+	513,125

2,975		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	2,945,246

2,849		First Quantum Minerals Limited, 144A, (4)	6.750%	2/15/20	BB–	2,756,408

2,000		Gold Fields Orogen Holdings BVI Limited, 144A	4.875%	10/07/20	BB+	1,830,000

1,610		Hudbay Minerals, Inc.	9.500%	10/01/20	B–	1,706,600

2,000		Imperial Metals Corporation, 144A, (4)	7.000%	3/15/19	CCC	1,935,000

2,550		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	2,747,625

3,504		Northland Resources AB, 144A, Reg S	15.000%	7/15/19	N/R	35,044

1,583		Northland Resources AB, 144A, Reg S, (9)	4.000%	10/15/20	N/R	3,166

1,406		Permian Holdings Incorporated, 144A	10.500%	1/15/18	B–	899,840

2,500		Tempel Steel Company, 144A	12.000%	8/15/16	CCC+	2,368,750

2,950		Tupy S/A, 144A	6.625%	7/17/24	BB	2,887,313

2,000		Westmoreland Coal Co, 144A, (4)	8.750%	1/01/22	B	1,860,000
		Total Metals & Mining				33,847,790

		Multiline Retail – 0.5%

3,350		J.C. Penney Company Inc.	8.125%	10/01/19	Caa2	3,316,500

		Oil, Gas & Consumable Fuels – 14.3%

3,000		American Eagle Energy Corporation, 144A, (9)	11.000%	9/01/19	N/R	1,035,000

2,500		Armstrong Energy Inc.	11.750%	12/15/19	B–	1,768,750

1,900	CAD	Athabasca Oil Corporation, 144A	7.500%	11/19/17	B	1,395,717

2,000		Atlas Energy Holdings Operating Company	9.250%	8/15/21	B–	1,500,000

2,000	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	1,641,313

2,250		Bellatrix Exploration Limited, 144A, (4)	8.500%	5/15/20	B–	2,109,375

2,000		California Resources Corporation, (4)	6.000%	11/15/24	BB	1,720,000

2,860		Calumet Specialty Products	7.625%	1/15/22	B+	2,917,200

1,250		Carrizo Oil and Gas Inc.	6.250%	4/15/23	B	1,253,125

2,000		CGG SA	6.875%	1/15/22	B	1,660,000

1,572		Chaparral Energy Inc., (4)	9.875%	10/01/20	B–	1,281,180

Nuveen Investments	55

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,400		Chesapeake Energy Corporation, (4)	6.500%	8/15/17	BB+	$1,433,250

2,680		Crestwood Midstream Partners LP, (4)	6.125%	3/01/22	BB	2,733,600

2,200		Denbury Resources Inc.	5.500%	5/01/22	BB	1,963,500

1,500		Energy XXI Gulf Coast Inc., 144A, (4)	9.250%	12/15/17	B–	798,750

1,000		Energy XXI Gulf Coast Inc., 144A, (4)	11.000%	3/15/20	BB	875,000

1,800		EnQuest PLC, 144A, (4)	7.000%	4/15/22	B	1,422,000

2,885		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	2,683,050

10,000	NOK	GasLog Limited, 144A, Reg S	6.800%	6/27/18	N/R	1,316,854

2,600		Gibson Energy, 144A	6.750%	7/15/21	BB	2,684,500

3,000		Global Partners LP/GLP Finance, 144A	7.000%	6/15/23	B+	2,947,496

3,000		Golden Close Maritime Corporation Limited, 144A, Reg S	9.000%	10/24/19	N/R	2,580,000

1,600		Halcon Resources Corporation, 144A, (4)	8.625%	2/01/20	B2	1,580,000

1,000		Halcon Resources Corporation	9.750%	7/15/20	CCC	672,500

2,656		Iona Energy Company UK, Reg S	9.500%	9/27/18	N/R	796,875

2,185		Key Energy Services Inc., (4)	6.750%	3/01/21	B	1,289,150

1,500		Linn Energy LLC Finance Corporation	8.625%	4/15/20	B1	1,230,315

4,220		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	4,146,150

2,765		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	2,557,625

1,950		Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	B–	1,857,375

2,921		Metro Exploration Holding Inc.	11.500%	2/15/16	N/R	175,266

1,500		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	1,410,000

1,250		Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	1,193,750

1,375		Northern Oil and Gas Inc.	8.000%	6/01/20	B–	1,251,250

1,225		Oasis Petroleum Inc., (4)	6.875%	3/15/22	B+	1,243,375

1,250	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	1,037,080

3,750		Peabody Energy Corporation, 144A, (4)	10.000%	3/15/22	BB+	2,325,000

2,350		Penn Virginia Corporation, (4)	8.500%	5/01/20	CCC+	2,109,125

2,500		Pertamina Persero PT, 144A	6.500%	5/27/41	Baa3	2,478,250

525		Rex Energy Corporation	8.875%	12/01/20	CCC+	472,500

50		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	48,875

2,874		Sabine Pass Liquefaction LLC	5.625%	2/01/21	BB+	2,931,480

2,352		Sabine Pass LNG LP	7.500%	11/30/16	BB+	2,475,504

1,525		Sanchez Energy Corporation, (4)	7.750%	6/15/21	B–	1,517,375

2,000		Sanjel Corporation, 144A, Reg S	7.500%	6/19/19	N/R	1,465,000

1,500		Seven Generations Energy Limited, 144A	6.750%	5/01/23	B2	1,496,250

13,000	NOK	Ship Finance International Limited, Reg S	5.450%	3/19/19	N/R	1,600,036

1,600		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,676,000

2,030		Talos Production LLC, 144A	9.750%	2/15/18	CCC+	1,766,100

1,900		Transocean Inc., (4)	6.375%	12/15/21	BBB–	1,710,000

2,025		Vanguard Natural Resources Finance, (4)	7.875%	4/01/20	B	1,933,875

56	Nuveen Investments

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Oil, Gas & Consumable Fuels (continued)

$3,070	Western Refining Inc.	6.250%	4/01/21	B+	$3,093,025
	Total Oil, Gas & Consumable Fuels				89,258,766

	Paper & Forest Products – 2.1%

1,900	Mercer International Inc.	7.750%	12/01/22	B+	2,042,500

4,550	Millar Western Forest Products Ltd	8.500%	4/01/21	B–	4,379,375

2,675	Resolute Forest Products	5.875%	5/15/23	BB–	2,434,250

2,250	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	2,137,500

2,950	Verso Paper Holdings LLC	11.750%	1/15/19	B–	1,784,750
	Total Paper & Forest Products				12,778,375

	Personal Products – 0.6%

3,500	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	3,745,000

	Pharmaceuticals – 0.5%

2,900	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	3,054,063

	Professional Services – 0.4%

2,500	CEB Inc., 144A	5.625%	6/15/23	BB–	2,512,500

	Real Estate Investment Trust – 0.7%

2,500	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	2,456,250

1,750	KWG Property Holdings Limited, Reg S	13.250%	3/22/17	B+	1,911,875
	Total Real Estate Investment Trust				4,368,125

	Real Estate Management & Development – 1.8%

1,800	Future Land Development Holdings Limited, Reg S	10.250%	7/21/19	B+	1,839,528

1,625	Gemdale International Investment Limited, Reg S	7.125%	11/16/17	Ba3	1,677,813

3,000	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	3,090,000

1,000	Kaisa Group Holdings Limited, 144A, (9)	8.875%	3/19/18	Ca	520,000

2,715	Mattamy Group Corporation, 144A	6.500%	11/15/20	BB	2,619,975

1,500	Yanlord Land Group Limited, 144A	10.625%	3/29/18	Ba3	1,570,980
	Total Real Estate Management & Development				11,318,296

	Road & Rail – 0.3%

2,113	JCH Parent Inc., 144A	10.500%	3/15/19	CCC–	1,589,656

	Semiconductors & Semiconductor Equipment – 0.4%

2,950	Advanced Micro Devices, Inc., (4)	7.000%	7/01/24	B–	2,492,750

	Software – 0.7%

2,000	BCP Singapore VI Cayman Financing Company Limited, 144A	8.000%	4/15/21	BB–	2,012,500

1,000	Boxer Parent Company Inc./BMC Software, 144A, (4)	9.000%	10/15/19	CCC+	710,000

1,725	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	1,783,133
	Total Software				4,505,633

	Specialty Retail – 0.3%

1,600	Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A, (4)	8.000%	10/15/21	CCC+	1,684,000

Nuveen Investments	57

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Trading Companies & Distributors – 0.2%

$1,500		Aviation Capital SA, 144A	7.500%	5/27/20	B+	$1,466,250

		Transportation Infrastructure – 0.6%

3,400		Navigator Holdings Limited, 144A, Reg S	9.000%	12/18/17	N/R	3,571,986

		Wireless Telecommunication Services – 3.1%

15,500	SEK	AINMT Scandinavia Holdings AB, Reg S	9.750%	3/19/19	N/R	1,991,291

1,900		Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	1,971,250

1,900		Digicel Limited, 144A	6.750%	3/01/23	B1	1,862,570

2,075		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	2,158,000

3,800		Millicom International Cellular SA, 144A	6.000%	3/15/25	BB+	3,667,000

3,515		Sprint Corporation, (4)	7.250%	9/15/21	B+	3,427,125

2,000		T-Mobile USA Inc., (4)	6.250%	4/01/21	BB	2,050,000

2,000		Wind Acquisition Finance SA, 144A	7.375%	4/23/21	B	2,022,499
		Total Wireless Telecommunication Services				19,149,735
		Total Corporate Bonds (cost $534,181,484)				499,954,663

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CONVERTIBLE BONDS – 0.3%

		Metals & Mining – 0.0%

$1,500		Great Western Mineral Group, Reg S, (9)	8.000%	4/06/17	N/R	$75,000

		Oil, Gas & Consumable Fuels – 0.3%

1,465		Alpha Natural Resources Inc., (9)	4.875%	12/15/20	CCC–	98,888

2,300		DCP Midstream LLC, 144A	5.850%	5/21/43	BB	1,822,750
3,765		Total Oil, Gas & Consumable Fuels				1,921,638
$5,265		Total Convertible Bonds (cost $4,812,976)				1,996,638

Principal Amount (000)/ Shares (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 4.3%

		Banks – 3.0%

$1,900		BAC Capital Trust XIV	4.000%	9/29/49	BBB–	$1,512,874

2,760	EUR	Barclays PLC	6.500%	N/A (11)	BB+	3,065,915

3,000	EUR	Barclays PLC	8.000%	N/A (11)	BB+	3,545,230

2,638		Lloyd’s Banking Group PLC	7.500%	N/A (11)	BB+	2,717,140

3,700		Societe Generale, 144A	1.021%	N/A (11)	BB+	3,413,250

2,000		Societe Generale, 144A, (4)	7.875%	N/A (11)	BB+	2,010,000

3,000		U.S. Bancorp.	3.500%	N/A (11)	A3	2,403,000
		Total Banks				18,667,409

58	Nuveen Investments

Principal Amount (000)/ Shares (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Capital Markets – 0.3%

$2,840	Goldman Sachs Capital II	4.000%	N/A (11)	Ba1	$2,161,950

	Diversified Financial Services – 0.3%

2,000	Banco BTG Pactual SA/Luxembourg, 144A, (4)	8.750%	N/A (11)	Ba3	2,006,000

	Industrial Conglomerates – 0.1%

2,000	OAS Financial Limited, 144A	0.000%	N/A (11)	N/R	408,000

	Insurance – 0.6%

2,000	Glen Meadows Pass-Through Trust, 144A	6.505%	2/12/67	BBB–	1,860,000

2,000	XL Capital Ltd	6.500%	N/A (11)	BBB	1,711,260
	Total Insurance				3,571,260
	Total $1,000 Par (or similar) Institutional Preferred (cost $27,718,894)				26,814,619

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	ASSET-BACKED SECURITIES – 0.0%

$1	Green Tree Financial Corporation, Manufactured Housing Contract Pass-Through Certificates, Series 1998-1	6.040%	11/01/29	AA	$1,363
$1	Total Asset-Backed Securities (cost $1,334)				1,363

Shares	Description (1), (5)				Value

	INVESTMENT COMPANIES – 2.1%

63,500	Adams Natural Resources Fund Inc.				$1,417,954

144,000	Blackrock Credit Allocation Income Trust IV				1,824,480

43,000	BlackRock MuniHoldings Insured Fund Inc.				557,710

163,500	First Trust Strategic High Income Fund II				2,163,105

47,500	Gabelli Global Gold Natural Resources and Income Trust				309,225

142,500	Invesco Dynamic Credit Opportunities Fund				1,654,425

183,500	Pimco Income Strategy Fund				1,992,810

150,000	Pioneer Floating Rate Trust				1,707,000

100,309	Western Asset Emerging Markets Income Fund				1,076,316

32,351	WhiteHorse Finance Incorporated				409,564
	Total Investment Companies (cost $14,231,594)				13,112,589

Shares	Description (1)				Value

	WARRANTS – 0.0%

336,891	Iona Energy Inc., (3)				$9,962

6,707	FairPoint Communications Inc., (15)				335
	Total Warrants (cost $—)				10,297
	Total Long-Term Investments (cost $662,915,228)				621,494,960

Nuveen Investments	59

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2015

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 16.7%

	Money Market Funds – 16.7%

104,213,543	Mount Vernon Securities Lending Trust Prime Portfolio, (13)	0.234% (12)	$104,213,543
	Total Investments Purchased with Collateral from Securities Lending (cost $104,213,543)		104,213,543

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.1%

	Money Market Funds – 1.1%

6,916,507	First American Treasury Obligations Fund, Class Z	0.000% (12)	$6,916,507
	Total Short-Term Investments (cost $6,916,507)		6,916,507
	Total Investments (cost $774,045,278) – 117.7%		732,625,010
	Other Assets Less Liabilities – (17.7)% (14)		(110,279,909)
	Net Assets – 100%		$622,345,101

Investments in Derivatives as of June 30, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Pound Sterling	2,290,000	U.S. Dollar	3,603,984	9/30/15	$8,234
Citigroup	Euro	400,000	U.S. Dollar	452,107	7/31/15	5,976
Citigroup	Euro	2,500,000	U.S. Dollar	2,811,050	7/31/15	22,729
Citigroup	Euro	18,506,900	U.S. Dollar	20,600,586	7/31/15	(40,687)
Citigroup	U.S. Dollar	63,883	Euro	57,000	7/31/15	(310)
Citigroup	U.S. Dollar	3,048,220	Euro	2,740,000	7/31/15	7,780
Citigroup	U.S. Dollar	4,116,689	Euro	3,770,000	7/31/15	88,099
Goldman Sachs	Canadian Dollar	16,874,000	U.S. Dollar	13,665,703	8/31/15	167,280
Goldman Sachs	Norwegian Krone	63,356,000	U.S. Dollar	8,068,413	7/31/15	(6,133)
Goldman Sachs	Swedish Krona	15,525,000	U.S. Dollar	1,796,625	7/31/15	(77,381)
Goldman Sachs	U.S. Dollar	1,028,457	Norwegian Krone	8,100,000	7/31/15	3,866
Goldman Sachs	U.S. Dollar	768,691	Canadian Dollar	953,000	8/31/15	(6,335)
						$173,118

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Bank of America*	$37,000,000	Receive	3-Month USD-LIBOR-ICE	1.573%	Semi-Annually	10/10/18	$(346,419)	$(346,790)
JPMorgan*	19,000,000	Receive	3-Month USD-LIBOR-ICE	2.354%	Semi-Annually	5/21/25	96,000	96,000
	$56,000,000						$(250,419)	$(250,790)
*	Citigroup is the clearing broker for this transaction.

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Long	328	9/15	$41,384,375	$(10,250)	$(275,517)

60	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $94,391,235.

(5)	A copy of the most recent financial statements for these exchange-traded funds and investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(6)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(10)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(11)	Perpetual security. Maturity date is not applicable.

(12)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(15)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ETF	Exchange-Traded Fund

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

SEK	Swedish Krona

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	61

Nuveen Strategic Income Fund

Portfolio of Investments	June 30, 2015

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 97.7%

	COMMON STOCKS – 0.0%

	Building Products – 0.0%

50	Dayton Superior, Class A, (2), (3)				$2,839

55	Dayton Superior, Class 1, (2), (3)				3,154
	Total Building Products				5,993
	Total Common Stocks (cost $20,079)				5,993

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.1%

	Electric Utilities – 0.0%

10,000	Exelon Corporation, (7)	6.500%		BBB–	$453,600

	Independent Power & Renewable Electricity Producers – 0.1%

7,500	Dynegy Inc.	5.375%		N/R	745,500
	Total Convertible Preferred Securities (cost $1,253,000)				1,199,100

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.4% (6)

	Auto Components – 0.2%

$993	Cooper-Standard Automotive Inc., Term Loan B	4.000%	4/05/21	BB–	$992,293

1,990	Crowne Group LLC, First Lien Term Loan B	6.000%	9/29/20	B	1,990,000
2,983	Total Auto Components				2,982,293

	Diversified Financial Services – 0.1%

1,000	Jill Acquisition LLC, First Lien Term Loan B	6.000%	5/08/22	B	997,500

	Electrical Equipment – 0.0%

498	Custom Sensors & Technologies Inc., First Lien Term Loan	4.500%	9/30/21	B	497,344

	Health Care Equipment & Supplies – 0.1%

998	Surgery Center Holdings Inc., First Lien Term Loan	5.250%	7/24/20	B1	995,006

	Health Care Providers & Services – 0.2%

1,985	RegionalCare Hospital Partners Inc., First Lien Term Loan	6.000%	4/23/19	B	1,986,240

	Hotels, Restaurants & Leisure – 0.4%

1,990	Amaya BV, First Lien Term Loan	5.000%	7/29/21	BB	1,989,588

1,500	Life Time Fitness, First Lien Term Loan B	4.250%	6/10/22	BB–	1,490,859

985	Rock Ohio Caesar LLC, Term Loan B	5.000%	3/29/19	B+	967,146
4,475	Total Hotels, Restaurants & Leisure				4,447,593

62	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (4)	Value

	Independent Power & Renewable Electricity Producers – 0.1%

$65	Empire Generating Company LLC, Term Loan C	5.250%	3/12/21	B+	$62,608

888	Empire Generating Company LLC	5.250%	3/12/21	B+	853,650
953	Total Independent Power & Renewable Electricity Producers				916,258

	Oil, Gas & Consumable Fuels – 0.1%

985	Arch Coal Inc., Term Loan B	6.250%	5/16/18	B	682,004

2,000	Samson Investment Company Second Lien Term Loan	5.000%	9/25/18	Caa2	805,000
2,985	Total Oil, Gas & Consumable Fuels				1,487,004

	Professional Services – 0.2%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	CCC+	983,333

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.750%	2/28/22	Caa2	983,333
2,000	Total Professional Services				1,966,666
$17,877	Total Variable Rate Senior Loan Interests (cost $17,740,472)				16,275,904

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 1.9%

	Banks – 1.2%

20,600	AgriBank FCB, (16)	6.875%		BBB+	$2,168,150

50,000	Citigroup Inc., (7)	6.875%		BB+	1,333,000

20,000	Cobank Agricultural Credit Bank, (16)	6.200%		BBB+	2,026,250

118,392	PNC Financial Services	6.125%		Baa2	3,248,676

95,250	Regions Financial Corporation	6.375%		BB	2,397,443

14,000	Royal Bank of Scotland Group PLC	5.750%		B+	339,220

110,000	Wells Fargo & Company	6.625%		BBB	3,036,000
	Total Banks				14,548,739

	Capital Markets – 0.1%

73,000	Goldman Sachs Group, Inc.	5.500%		Ba1	1,789,960

	Consumer Finance – 0.2%

83,000	Discover Financial Services	6.500%		BB–	2,114,010

	Insurance – 0.4%

73,140	Endurance Specialty Holdings Limited	7.500%		BBB–	1,899,446

100,000	Reinsurance Group of America Inc.	6.200%		BBB	2,723,000
	Total Insurance				4,622,446

	Multi-Utilities – 0.0%

5,000	Dominion Resources Inc.	0.000%		Baa3	233,500
	Total $25 Par (or similar) Retail Preferred (cost $22,449,828)				23,308,655

Nuveen Investments	63

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 71.8%

		Aerospace & Defense – 0.6%

$1,500		Bombardier Inc., 144A	7.500%	3/15/18	B+	$1,567,500

2,140		Exelis, Inc.	5.550%	10/01/21	BBB–	2,354,668

3,000		Martin Marietta Materials	4.250%	7/02/24	BBB	3,036,951
		Total Aerospace & Defense				6,959,119

		Air Freight & Logistics – 0.1%

1,750		XPO Logistics, Inc., 144A	6.500%	6/15/22	B1	1,712,813

		Airlines – 0.7%

2,000		Air Canada, 144A, (7)	7.750%	4/15/21	B	2,135,000

2,000		American Airlines Group Inc., 144A	4.625%	3/01/20	B+	1,935,000

2,941		Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	3,300,863

1,500		VistaJet Malta Finance PLC, 144A, (7)	7.750%	6/01/20	B	1,440,000
		Total Airlines				8,810,863

		Asset-Backed Securities – 0.1%

1,769		American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,831,220

		Auto Components – 0.8%

1,575		American & Axle Manufacturing Inc.	6.625%	10/15/22	BB–	1,653,750

1,000		Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc., 144A	7.875%	10/01/22	Caa1	997,500

1,500		MPG Holdco I Inc.	7.375%	10/15/22	B+	1,597,500

1,250		Nexteer Automotive Group Limited, 144A	5.875%	11/15/21	BB+	1,281,250

1,300		Schaeffler Holding Finance BV, 144A	6.250%	11/15/19	B1	1,369,875

1,250		Stackpole International Intermediate Company, 144A, (7)	7.750%	10/15/21	B+	1,231,250

1,580		Tenneco Inc.	5.375%	12/15/24	BB+	1,623,450
		Total Auto Components				9,754,575

		Automobiles – 0.6%

1,000	EUR	Fiat Finance & Trade SA, Reg S	7.000%	3/23/17	BB–	1,194,285

3,000		General Motors Corporation, (7)	4.000%	4/01/25	BBB–	2,944,902

3,240		General Motors Financial Company Inc.	4.250%	5/15/23	BBB–	3,278,430
		Total Automobiles				7,417,617

		Banks – 9.2%

1,000		Banco Do Brasil, 144A	9.000%	12/31/49	BB–	902,200

2,000		Bancolombia SA	5.950%	6/03/21	Baa2	2,193,000

15,750		Bank of America Corporation, (7)	4.000%	4/01/24	A	16,026,806

4,210		Bank of America Corporation	4.200%	8/26/24	A–	4,199,862

4,025		Bank of America Corporation	4.250%	10/22/26	A–	3,942,902

5,125		Bank of America Corporation, (7)	6.250%	3/05/65	BB+	5,102,604

2,700		Barclays Bank PLC	3.650%	3/16/25	A	2,553,655

64	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Banks (continued)

$1,760		CIT Group Inc.	5.000%	8/01/23	BB+	$1,733,600

7,000		Citigroup Inc.	3.875%	10/25/23	A	7,143,640

7,210		Citigroup Inc.	3.750%	6/16/24	A	7,252,719

6,000		Citigroup Inc.	4.300%	11/20/26	A–	5,866,932

1,835		Citigroup Inc.	6.125%	8/25/36	A–	2,096,256

3,500		Credit Agricole, S.A, 144A, (7)	6.625%	12/23/64	BB+	3,416,000

2,545		General Electric Capital Corporation	6.875%	1/10/39	AA+	3,417,105

2,360		HSBC Holdings PLC	6.800%	6/01/38	A+	2,930,285

4,515		JPMorgan Chase & Company	4.500%	1/24/22	A+	4,838,604

3,605		JPMorgan Chase & Company	3.375%	5/01/23	A	3,500,524

3,000		JPMorgan Chase & Company	4.125%	12/15/26	A	2,949,828

2,280		JPMorgan Chase & Company, (7)	6.400%	5/15/38	A+	2,825,465

4,620		JP Morgan Chase & Company	6.750%	12/31/49	BBB–	4,936,147

1,000		Popular Inc., (7)	7.000%	7/01/19	BB–	1,000,000

1,220		Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,297,149

1,500	EUR	Royal Bank of Scotland Group PLC	5.500%	11/29/49	BB–	1,668,097

3,335		Santander UK PLC, 144A, (7)	5.000%	11/07/23	A–	3,412,652

2,485		Societe Generale, 144A	5.000%	1/17/24	A–	2,488,370

1,960		Standard Chartered PLC, 144A, (7)	5.700%	3/26/44	A+	2,031,877

3,110		Standard Chartered PLC, 144A, (7)	6.500%	12/29/49	BBB	3,136,830

1,500		State Bank of India London, 144A	3.622%	4/17/19	BBB–	1,532,705

2,000		State Bank of India London, 144A	4.875%	4/17/24	BBB–	2,091,226

4,500		Wells Fargo & Company	4.100%	6/03/26	A+	4,518,968
		Total Banks				111,006,008

		Beverages – 0.5%

1,250		Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,107,150

800		Coca-Cola Icecek AS, 144A	4.750%	10/01/18	BBB	843,511

1,350		Constellation Brands Inc.	4.250%	5/01/23	BB+	1,329,750

2,000		DS Services of America, Inc., 144A	10.000%	9/01/21	BB–	2,340,000
		Total Beverages				5,620,411

		Building Products – 1.0%

1,000		Associated Materials Inc.	9.125%	11/01/17	B–	830,000

1,500		Builders FirstSource, Inc., 144A, (7)	7.625%	6/01/21	B	1,552,500

1,500		Hardwoods Acquisition Inc., 144A	7.500%	8/01/21	B	1,447,500

1,875		Masco Corporation	5.950%	3/15/22	BBB	2,104,688

2,000		NCI Building Systems, Inc., 144A	8.250%	1/15/23	B+	2,130,000

1,896		Odebrecht Offshore Drilling Finance Limited, 144A	6.625%	10/01/22	BB	1,317,581

2,740		Owens Corning Incorporated	4.200%	12/15/22	BBB–	2,777,176
		Total Building Products				12,159,445

Nuveen Investments	65

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Capital Markets – 4.0%

$6,000		Goldman Sachs Group, Inc.	5.750%	1/24/22	A	$6,824,814

18,000		Goldman Sachs Group, Inc.	4.000%	3/03/24	A	18,314,064

10,380		Morgan Stanley	3.750%	2/25/23	A	10,495,633

12,500		Morgan Stanley	4.350%	9/08/26	A–	12,248,500
		Total Capital Markets				47,883,011

		Chemicals – 2.4%

3,000		Agrium Inc.	3.375%	3/15/25	BBB	2,852,418

2,625		Braskem Finance Limited, 144A, (7)	5.750%	4/15/21	BBB–	2,493,750

2,000		CF Industries Inc.	5.150%	3/15/34	Baa2	1,975,410

1,500		Chemours Co, 144A, (7)	6.625%	5/15/23	BB–	1,453,125

1,565		Eastman Chemical Company	3.600%	8/15/22	BBB	1,581,958

2,000		Eastman Chemical Company	3.800%	3/15/25	BBB	1,996,466

1,450		Hexion Inc.	6.625%	4/15/20	B3	1,330,375

964		Ineos Group Holdings SA, 144A, (7)	6.125%	8/15/18	B–	984,485

1,700		Mexichem SAB de CV, 144A	4.875%	9/19/22	BBB	1,759,500

2,000		Momentive Performance Materials Inc., (3), (9)	8.875%	10/15/20	N/R	—

2,000		Momentive Performance Materials Inc.	3.880%	10/24/21	B	1,795,000

2,000		NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	2,030,000

1,350		NOVA Chemicals Corporation, 144A, (7)	5.000%	5/01/25	BBB–	1,355,063

1,600		Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,668,192

1,750		Platform Specialty Products Corporation, 144A	6.500%	2/01/22	BB–	1,806,875

1,605		PolyOne Corporation	5.250%	3/15/23	BB	1,588,950

1,385		Rayonier AM Products Inc., 144A	5.500%	6/01/24	BB+	1,236,113

1,500		Tronox Finance LLC, (7)	6.375%	8/15/20	BB–	1,391,250
		Total Chemicals				29,298,930

		Commercial Services & Supplies – 1.0%

1,995		ABX Group Inc.	6.375%	12/01/19	Ba3	1,935,150

1,290		ADT Corporation, (7)	6.250%	10/15/21	BBB–	1,354,500

1,800		Casella Waste Systems Inc.	7.750%	2/15/19	B–	1,818,000

1,325		Clean Harbors Inc.	5.250%	8/01/20	BB+	1,344,875

1,220		Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	Ba3	1,276,425

250		Covanta Holding Corporation	5.875%	3/01/24	Ba3	249,375

2,000		ERAC USA Finance LLC, 144A, (7)	3.850%	11/15/24	BBB+	2,007,406

1,000	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	800,600

800		R.R. Donnelley & Sons Company, (7)	7.625%	6/15/20	BB–	900,000

1,000		West Corporation, 144A	5.375%	7/15/22	B+	935,000
		Total Commercial Services & Supplies				12,621,331

66	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Communications Equipment – 0.2%

$2,000		Avaya Inc., 144A	7.000%	4/01/19	B1	$1,955,000

1,000		Goodman Networks Inc., (7)	12.125%	7/01/18	B–	830,000
		Total Communications Equipment				2,785,000

		Construction & Engineering – 0.1%

1,450		AECOM Technology Corporation, 144A	5.750%	10/15/22	BB–	1,468,125

500		Boart Longyear Management Pty Ltd, 144A	7.000%	4/01/21	CCC	330,000
		Total Construction & Engineering				1,798,125

		Construction Materials – 0.5%

1,500		Cemex Finance LLC, 144A	9.375%	10/12/22	BB–	1,670,625

1,500		Cemex SAB de CV, 144A, (7)	5.700%	1/11/25	BB–	1,430,550

1,200		Norbord Inc., 144A	5.375%	12/01/20	Ba2	1,194,000

2,000		Reliance Intermediate Holdings LP, 144A	6.500%	4/01/23	BB–	2,080,000
		Total Construction Materials				6,375,175

		Consumer Finance – 1.6%

3,938		Capital One Bank	3.375%	2/15/23	Baa1	3,825,298

1,500		Credit Acceptance Corporation, 144A	7.375%	3/15/23	BB	1,548,750

3,500		Discover Bank	4.250%	3/13/26	BBB+	3,457,941

3,215		Discover Financial Services	5.200%	4/27/22	BBB+	3,418,410

1,500		Enova International, Inc.	9.750%	6/01/21	B	1,417,500

1,456		First Data Corporation, 144A	6.750%	11/01/20	BB	1,538,817

3,445		Ford Motor Credit Company	4.250%	9/20/22	BBB–	3,587,750
		Total Consumer Finance				18,794,466

		Containers & Packaging – 0.9%

1,043		Ardagh Finance Holdings SA, 144A	8.625%	6/15/19	CCC+	1,079,634

2,100	CAD	Cascades Inc., 144A	5.500%	7/15/21	Ba3	1,660,328

3,600		Packaging Corporation of America	3.650%	9/15/24	BBB	3,527,759

1,000		PaperWorks Industries Inc., 144A	9.500%	8/15/19	B–	995,000

3,640		Rock-Tenn Company	4.900%	3/01/22	BBB	3,919,479
		Total Containers & Packaging				11,182,200

		Diversified Consumer Services – 0.4%

1,000		Gibson Brands Inc., 144A	8.875%	8/01/18	B–	1,010,000

1,220		Nine West Holdings Incorporated, 144A	8.250%	3/15/19	CCC	817,400

1,500	GBP	Pizza Express, 144A	6.625%	8/01/21	B	2,432,746
		Total Diversified Consumer Services				4,260,146

		Diversified Financial Services – 1.7%

2,000		Argos Merger Sub Inc., 144A, (7)	7.125%	3/15/23	B–	2,095,000

5,465		BNP Paribas, (7)	4.250%	10/15/24	A	5,389,933

1,250		CNG Holdings Inc., 144A	9.375%	5/15/20	B–	906,250

Nuveen Investments	67

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services (continued)

$1,500	Fly Leasing Limited	6.750%	12/15/20	BB	$1,545,000

1,750	James Hardie International Finance Limited, 144A	5.875%	2/15/23	BBB–	1,802,500

1,500	Jefferies Finance LLC Corporation, 144A, (7)	7.375%	4/01/20	B+	1,473,750

1,300	Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	1,261,000

1,745	Nationstar Mortgage LLC Capital Corporation, (7)	7.875%	10/01/20	B+	1,740,638

3,705	Synchrony Financial, (7)	4.250%	8/15/24	BBB–	3,720,913
	Total Diversified Financial Services				19,934,984

	Diversified Telecommunication Services – 3.7%

5,000	AT&T, Inc.	3.000%	6/30/22	A–	4,827,820

1,250	AT&T, Inc., (7)	5.550%	8/15/41	A–	1,280,713

2,780	Brasil Telecom SA, 144A, (7)	5.750%	2/10/22	BB+	2,408,175

3,000	CenturyLink Inc., 144A	5.625%	4/01/25	BB+	2,707,500

1,000	CenturyLink Inc.	6.750%	12/01/23	BB+	1,003,125

1,100	CyrusOne LP Finance	6.375%	11/15/22	B+	1,138,500

1,470	Frontier Communications Corporation, (7)	8.500%	4/15/20	BB	1,536,885

1,000	Frontier Communications Corporation	7.625%	4/15/24	BB	882,500

1,750	GCI Inc.	6.875%	4/15/25	BB–	1,767,500

1,835	IntelSat Jackson Holdings, (7)	6.625%	12/15/22	CCC+	1,669,850

1,000	Level 3 Financing Inc., (7)	5.375%	8/15/22	BB	1,010,000

1,480	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	B+	1,487,400

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,604,850

3,000	SBA Communications Corporation	4.875%	7/15/22	B	2,921,250

11,385	Verizon Communications	5.150%	9/15/23	A–	12,464,765

3,000	Verizon Communications, (7)	3.500%	11/01/24	A–	2,917,977

700	Verizon Communications	6.550%	9/15/43	A–	818,828

1,265	Windstream Corporation	6.375%	8/01/23	BB	1,029,394
	Total Diversified Telecommunication Services				44,477,032

	Electric Utilities – 1.7%

2,030	APT Pipelines Limited, 144A	3.875%	10/11/22	BBB	2,008,813

2,485	Comision Federal de Electricidad of the United States of Mexico, 144A	4.875%	5/26/21	BBB+	2,596,825

2,010	Constellation Energy Group	5.150%	12/01/20	BBB+	2,224,204

2,600	Eskom Holdings Limited, 144A, (7)	7.125%	2/11/25	BB+	2,630,628

3,145	Exelon Generation Co. LLC	4.250%	6/15/22	BBB	3,219,209

1,250	FirstEnergy Corporation	4.250%	3/15/23	Baa3	1,257,803

2,615	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa3	2,683,074

1,750	Intergen NV, 144A	7.000%	6/30/23	B+	1,557,500

1,700	PPL Energy Supply LLC, 144A, (7)	6.500%	6/01/25	BB–	1,700,000

1,000	RJS Power Holdings LLC, 144A	5.125%	7/15/19	BB–	980,000
	Total Electric Utilities				20,858,056

68	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Electrical Equipment – 0.2%

$2,000	Molex Electronic Technologies LLC, 144A	3.900%	4/15/25	BBB	$1,937,904

	Electronic Equipment, Instruments & Components – 0.1%

1,400	Anixter Inc.	5.125%	10/01/21	BB+	1,424,500

	Energy Equipment & Services – 1.9%

1,100	Calfrac Holdings LP, 144A	7.500%	12/01/20	BB–	1,015,740

1,985	Diamond Offshore Drilling Inc., (7)	5.700%	10/15/39	A3	1,737,532

500	Drill Rigs Holdings Inc., 144A, (7)	6.500%	10/01/17	B–	438,750

3,075	Ensco PLC, (7)	4.700%	3/15/21	BBB+	3,132,195

2,500	Ensco PLC, (7)	5.200%	3/15/25	BBB+	2,475,163

500	McDermott International Inc., 144A	8.000%	5/01/21	BB–	450,000

1,835	Nabors Industries Inc., (7)	4.625%	9/15/21	BBB	1,823,019

3,000	Noble Holding International Limited, (7), GDR	5.950%	4/01/25	BBB	2,957,931

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	Baa2	2,051,674

750	Pacific Drilling V Limited, 144A, (7)	7.250%	12/01/17	B+	645,000

2,750	Regency Energy Partners Finance	5.000%	10/01/22	BBB–	2,793,442

1,500	Seventy Seven Energy Inc., (7)	6.625%	11/15/19	B	1,185,000

700	Seventy Seven Energy Inc.	6.500%	7/15/22	CCC+	448,000

1,385	Weatherford International PLC	7.000%	3/15/38	BBB–	1,323,823
	Total Energy Equipment & Services				22,477,269

	Food & Staples Retailing – 0.8%

3,185	Kraft Foods Inc.	5.000%	6/04/42	BBB–	3,173,923

1,000	Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,030,000

2,000	Supervalu Inc., (7)	7.750%	11/15/22	B	2,098,750

3,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	2,938,134
	Total Food & Staples Retailing				9,240,807

	Food Products – 0.7%

1,500	BRF Brasil Foods SA, 144A	4.750%	5/22/24	BBB	1,471,875

1,750	Diamond Foods Inc., 144A	7.000%	3/15/19	CCC+	1,793,750

2,000	Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	1,993,340

1,295	Pilgrim’s Pride Corporation, 144A, (7)	5.750%	3/15/25	BB+	1,307,950

2,000	Tyson Foods, (7)	3.950%	8/15/24	BBB	2,014,676
	Total Food Products				8,581,591

	Gas Utilities – 0.2%

1,390	Ferrellgas LP	6.750%	1/15/22	B+	1,393,475

200	LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	206,500

1,250	Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,249,375
	Total Gas Utilities				2,849,350

Nuveen Investments	69

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Health Care Equipment & Supplies – 0.4%

250	EUR	Labco SAS, Reg S	8.500%	1/15/18	BB–	$289,165

3,000		Medtronic, PLC, 144A	3.500%	3/15/25	A	2,989,761

1,000		Tenet Healthcare Corporation, (7)	4.375%	10/01/21	Ba2	977,500
		Total Health Care Equipment & Supplies				4,256,426

		Health Care Providers & Services – 0.7%

2,000		Aetna Inc.	3.500%	11/15/24	A	1,960,550

3,000		HCA Inc.	5.375%	2/01/25	BB–	3,048,900

255		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	263,925

1,750		Kindred Healthcare Inc., (7)	6.375%	4/15/22	B2	1,747,813

1,000		Select Medical Corporation	6.375%	6/01/21	B–	1,010,000
		Total Health Care Providers & Services				8,031,188

		Hotels, Restaurants & Leisure – 0.8%

1,500		1011778 BC ULC/New Red Finance Inc., 144A, (7)	6.000%	4/01/22	B–	1,541,250

1,250		Caesars Entertainment Resort Properties LLC	8.250%	10/01/20	B+	1,177,350

1,250		Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance Inc., 144A, (7)	9.375%	5/01/22	B–	937,500

1,500		Roc Finance LLC and Roc Finance 1 Corporation, 144A	12.125%	9/01/18	B–	1,601,250

2,000		Scientific Games International Inc.	10.000%	12/01/22	B	1,915,000

2,350		Wynn Macau Limited, 144A, (7)	5.250%	10/15/21	BB	2,220,750
		Total Hotels, Restaurants & Leisure				9,393,100

		Household Durables – 1.2%

1,875		Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	BB–	1,866,413

2,940		Harman International Industries, Inc.	4.150%	5/15/25	BBB–	2,897,408

2,000		K. Hovnanian Enterprises Inc., 144A	7.250%	10/15/20	Ba3	2,040,000

1,750		KB Home	7.000%	12/15/21	B+	1,806,875

1,000		KB Home	7.625%	5/15/23	B+	1,045,000

1,500		RSI Home Products Incorporated, 144A	6.500%	3/15/23	B+	1,511,250

1,000		Standard Pacific Corporation	5.875%	11/15/24	BB–	1,030,000

1,800		William Lyon Homes Incorporated	8.500%	11/15/20	B–	1,944,000
		Total Household Durables				14,140,946

		Household Products – 0.3%

1,300		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	1,263,587

2,000		Macys Retail Holdings Inc.	4.500%	12/15/34	BBB+	1,918,936
		Total Household Products				3,182,523

		Independent Power & Renewable Electricity Producers – 1.4%

2,000		Abengoa Yield PLC, 144A	7.000%	11/15/19	BB+	2,060,000

3,700		AES Corporation, (7)	7.375%	7/01/21	BB	4,060,750

3,000		Calpine Corporation	5.750%	1/15/25	BB–	2,917,500

70	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Independent Power & Renewable Electricity Producers (continued)

$1,000	Columbia Pipeline Group, Inc., 144A	4.500%	6/01/25	Baa2	$983,745

1,000	Dynegy Inc., 144A	6.750%	11/01/19	B+	1,040,500

2,000	Dynegy Inc., 144A	7.625%	11/01/24	B+	2,115,000

1,500	GenOn Energy Inc., (7)	7.875%	6/15/17	B	1,518,750

1,650	GenOn Energy Inc.	9.500%	10/15/18	B	1,683,000
	Total Independent Power & Renewable Electricity Producers				16,379,245

	Industrial Conglomerates – 0.2%

1,000	Alfa SAB de CV, 144A, (7)	5.250%	3/25/24	BBB–	1,025,000

1,000	Stena AB, 144A	7.000%	2/01/24	BB	965,000
	Total Industrial Conglomerates				1,990,000

	Insurance – 2.0%

2,475	AFLAC Insurance	6.450%	8/15/40	A	3,007,803

3,000	Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	2,912,613

3,255	Genworth Holdings Inc.	4.800%	2/15/24	Ba1	2,839,988

3,370	Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,622,777

3,498	Lincoln National Corporation	4.200%	3/15/22	A–	3,670,591

2,840	Pacific LifeCorp., 144A	6.000%	2/10/20	BBB+	3,208,604

3,015	Symetra Financial Corporation	4.250%	7/15/24	BBB+	3,007,927

1,830	UnumProvident Corporation	5.625%	9/15/20	BBB	2,059,220
	Total Insurance				24,329,523

	IT Services – 0.1%

1,770	Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	1,748,229

	Machinery – 0.7%

1,310	BlueLine Rental Finance Corporation, 144A	7.000%	2/01/19	B+	1,346,025

925	Commercial Vehicle Group, (7)	7.875%	4/15/19	B	948,125

1,510	CTP Transportation Products LLC-Finance Inc., 144A	8.250%	12/15/19	B+	1,562,850

3,100	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	3,033,226

1,640	Terex Corporation, (7)	6.000%	5/15/21	BB	1,648,200
	Total Machinery				8,538,426

	Marine – 0.5%

2,000	Eletson Holdings Inc., 144A	9.625%	1/15/22	B	1,950,000

1,000	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	1,042,500

1,200	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	BB–	1,182,000

1,350	Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B+	1,292,625
	Total Marine				5,467,125

	Media – 3.7%

2,750	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	3,346,558

1,500	Altice S.A, 144A	7.750%	5/15/22	B	1,451,250

Nuveen Investments	71

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Media (continued)

$1,850		Cablevision Systems Corporation	5.875%	9/15/22	B1	$1,794,500

2,810		CBS Corporation	3.500%	1/15/25	BBB	2,688,524

1,175		Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	1,067,047

740		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB–	721,500

1,000		Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	971,250

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,178,127

3,000		Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	2,883,147

3,000		CSC Holdings Inc.	6.750%	11/15/21	BB	3,165,000

5,335		DIRECTV Holdings LLC	3.800%	3/15/22	BBB	5,365,687

1,460		Dish DBS Corporation	4.250%	4/01/18	BB–	1,485,550

1,590		Dish DBS Corporation	5.875%	11/15/24	BB–	1,527,394

1,000		Lee Enterprises Inc., 144A	9.500%	3/15/22	B2	1,017,500

1,000		McClatchy Company	9.000%	12/15/22	B1	952,500

1,000		Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	1,020,000

2,006		Numericable Group SA, 144A	6.000%	5/15/22	Ba3	1,977,164

1,750		Radio One Inc., 144A, (7)	7.375%	10/15/22	B	1,715,000

1,310		Sinclair Television Group	6.375%	11/01/21	B+	1,352,575

1,000		Sirius XM Radio Inc., 144A	5.750%	8/01/21	BB	1,027,500

1,750		Tribune Media Company, 144A	5.875%	7/15/22	BB–	1,763,125

1,500		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	1,567,500

1,750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,448,409

1,500		WMG Acquisition Group, 144A, (7)	6.000%	1/15/21	B+	1,530,000
		Total Media				44,016,807

		Metals & Mining – 3.2%

500		AK Steel Corporation, (7)	7.625%	10/01/21	B–	407,500

3,055		Alcoa Inc.	5.400%	4/15/21	BBB–	3,202,007

2,500		Allegheny Technologies Inc.	5.875%	8/15/23	BB+	2,546,875

2,690		Anglogold Holdings PLC	6.500%	4/15/40	Baa3	2,449,444

2,040		ArcelorMittal	7.000%	2/25/22	Ba1	2,198,100

2,000		Century Aluminum Company, 144A	7.500%	6/01/21	BB–	2,027,500

2,060		Cliffs Natural Resources Inc., (7)	4.800%	10/01/20	B3	978,500

1,750		Eldorado Gold Corporation, 144A	6.125%	12/15/20	BB	1,732,500

1,550		First Quantum Minerals Limited, 144A, (7)	6.750%	2/15/20	BB–	1,499,625

3,165		Freeport McMoRan, Inc., (7)	3.550%	3/01/22	BBB	2,929,613

2,000		Lundin Mining Corporation, 144A	7.500%	11/01/20	Ba2	2,155,000

2,610		Newmont Mining Corporation, (7)	3.500%	3/15/22	BBB	2,490,830

1,775		Teck Resources Limited	6.125%	10/01/35	BBB–	1,463,179

1,140		Teck Resources Limited	6.250%	7/15/41	BBB–	917,392

72	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Metals & Mining (continued)

$1,500		Tupy S.A., 144A	6.625%	7/17/24	BB	$1,468,125

2,000		Vale Overseas Limited, (7)	4.375%	1/11/22	BBB+	1,953,904

2,000		Westmoreland Coal Co, 144A	8.750%	1/01/22	B	1,860,000

1,985		Xstrata Finance Canada Limited, 144A	4.250%	10/25/22	BBB	1,950,479

1,265		Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	1,362,650

3,000		Yamana Gold Inc.	4.950%	7/15/24	Baa3	2,889,696
		Total Metals & Mining				38,482,919

		Multiline Retail – 0.2%

1,200		Family Tree Escrow LLC, 144A, (7)	5.250%	3/01/20	Ba3	1,255,500

1,500		J.C. Penney Company Inc., (7)	8.125%	10/01/19	Caa2	1,485,000
		Total Multiline Retail				2,740,500

		Oil, Gas & Consumable Fuels – 9.8%

740		Amerada Hess Corporation	7.125%	3/15/33	BBB	848,966

4,170		Anadarko Petroleum Corporation	6.200%	3/15/40	BBB	4,699,655

1,600		Antero Resources Corporation, (7)	5.125%	12/01/22	BB	1,512,000

3,650		Apache Corporation	4.250%	1/15/44	BBB+	3,169,784

1,700	CAD	Baytex Energy Corporation	6.625%	7/19/22	BB	1,395,116

1,000		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B–	937,500

1,295		Berkshire Hathaway Energy Company	6.125%	4/01/36	A3	1,525,590

2,965		BP Capital Markets PLC, (7)	3.814%	2/10/24	A	3,018,841

2,130		California Resources Corporation, (7)	5.500%	9/15/21	BB	1,853,526

1,900		Calumet Specialty Products	7.625%	1/15/22	B+	1,938,000

1,410		Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	1,490,689

1,700		Canadian Oil Sands Trust, 144A	7.750%	5/15/19	Baa2	1,849,000

1,120		Cenovus Energy Inc., (7)	3.800%	9/15/23	BBB+	1,106,634

1,500		Chaparral Energy Inc.	7.625%	11/15/22	B–	1,080,000

900		Chesapeake Energy Corporation	6.125%	2/15/21	BB+	846,000

1,000		Chesapeake Energy Corporation, (7)	4.875%	4/15/22	BB+	867,500

4,300		CNOOC Finance 2014 ULC	4.250%	4/30/24	AA–	4,391,366

1,425		Concho Resources Inc.	5.500%	10/01/22	BB+	1,417,875

2,965		Continental Resources Inc.	5.000%	9/15/22	BBB–	2,907,571

1,750		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	1,785,000

1,500		Denbury Resources Inc.	5.500%	5/01/22	BB	1,338,750

1,400		Energy Transfer Equity LP	5.875%	1/15/24	BB+	1,451,800

1,000		Energy Transfer Equity LP	5.500%	6/01/27	BB+	997,500

500		Energy XXI Gulf Coast Inc., 144A, (7)	11.000%	3/15/20	BB	437,500

2,315		EnLink Midstream Partners LP	4.150%	6/01/25	BBB	2,254,000

1,450		EnQuest PLC, 144A	7.000%	4/15/22	B	1,145,500

Nuveen Investments	73

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Oil, Gas & Consumable Fuels (continued)

$1,500		EV Energy Partners LP / EV Energy Finance Corporation	8.000%	4/15/19	B–	$1,395,000

2,000		Gibson Energy, 144A	6.750%	7/15/21	BB	2,065,000

1,500		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,440,000

750		Halcon Resources Corporation, (7)	8.875%	5/15/21	CCC	493,125

2,300		Hess Corporation, (7)	3.500%	7/15/24	BBB	2,216,712

2,415		Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	2,352,053

600		Kinder Morgan Energy Partners, LP	6.950%	1/15/38	BBB–	644,812

1,500		Linn Energy LLC Finance Corporation	8.625%	4/15/20	B1	1,230,315

5,000		Marathon Petroleum Corporation, (7)	3.625%	9/15/24	BBB	4,909,040

1,660		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,630,950

2,000		MEG Energy Corporation, 144A	6.375%	1/30/23	BB–	1,850,000

1,000		Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	B–	952,500

2,000		MPLX LP	4.000%	2/15/25	BBB–	1,951,342

2,095		Newfield Exploration Company	5.375%	1/01/26	BBB–	2,074,050

1,550		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,546,125

1,000		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	940,000

1,000		Northern Oil and Gas Inc.	8.000%	6/01/20	B–	910,000

1,750		Oasis Petroleum Inc., (7)	6.875%	3/15/22	B+	1,776,250

1,130	CAD	Paramount Resources Limited, 144A	7.625%	12/04/19	BB–	937,520

1,750		Peabody Energy Corporation, 144A, (7)	10.000%	3/15/22	BB+	1,085,000

1,245		Penn Virginia Corporation, (7)	8.500%	5/01/20	CCC+	1,117,388

1,000		Pertamina Persero PT, 144A	4.875%	5/03/22	Baa3	1,008,750

1,275		Petro Canada	6.800%	5/15/38	A–	1,609,200

1,770		Petrobras International Finance Company	6.875%	1/20/40	BBB–	1,576,822

3,000		Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	3,234,984

1,720		Rose Rock Midstream LP / Rose Rock Finance Corporation, (7)	5.625%	7/15/22	B1	1,681,300

1,750		Sabine Pass Liquefaction LLC, (7)	5.625%	2/01/21	BB+	1,785,000

1,000		Seven Generations Energy Limited, 144A	6.750%	5/01/23	B2	997,500

1,845		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	AA–	1,885,496

2,600		Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	2,565,417

1,445		Southwestern Energy Company, (7)	4.100%	3/15/22	BBB–	1,417,448

1,000		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,047,500

1,520		Targa Resources Inc.	4.250%	11/15/23	BB+	1,406,000

1,500		Tesoro Logistics LP Finance Corporation, 144A	5.500%	10/15/19	BB	1,556,250

1,900		Thai Oil PCL, 144A	3.625%	1/23/23	Baa1	1,870,075

1,000		Transocean Inc., (7)	6.375%	12/15/21	BBB–	900,000

4,100		Transocean Inc., (7)	3.800%	10/15/22	BBB–	3,085,246

3,325		Valero Energy Corporation	3.650%	3/15/25	BBB	3,233,034

1,500		Vanguard Natural Resources Finance	7.875%	4/01/20	B	1,432,500

74	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$2,000	Western Refining Inc.	6.250%	4/01/21	B+	$2,015,000

1,500	Whiting Petroleum Corporation	5.750%	3/15/21	BB	1,476,000

2,875	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,761,070
	Total Oil, Gas & Consumable Fuels				118,327,437

	Paper & Forest Products – 0.7%

3,100	Domtar Corporation	6.750%	2/15/44	BBB–	3,276,740

1,500	Mercer International Inc.	7.750%	12/01/22	B+	1,612,500

1,750	Resolute Forest Products	5.875%	5/15/23	BB–	1,592,500

950	Sappi Papier Holding GMBH, 144A	6.625%	4/15/21	BB	985,625

1,500	Tembec Industries, Inc., 144A	9.000%	12/15/19	B–	1,425,000
	Total Paper & Forest Products				8,892,365

	Personal Products – 0.5%

1,500	Albea Beauty Holdings SA, 144A	8.375%	11/01/19	B	1,605,000

2,915	International Paper Company	8.700%	6/15/38	BBB	3,994,392
	Total Personal Products				5,599,392

	Pharmaceuticals – 0.4%

2,000	Endo Finance LLC, 144A	5.750%	1/15/22	B1	2,025,000

1,950	VP Escrow Corporation, 144A	6.375%	10/15/20	B1	2,053,594

1,000	VRX Escrow Corp., 144A	5.875%	5/15/23	B1	1,025,000
	Total Pharmaceuticals				5,103,594

	Professional Services – 0.1%

1,500	CEB Inc., 144A	5.625%	6/15/23	BB–	1,507,500

	Real Estate Investment Trust – 2.4%

3,070	American Tower Company	5.000%	2/15/24	BBB	3,245,423

1,795	ARC Property Operating Partnership LP, Clark Acquisition LLC	4.600%	2/06/24	BB+	1,748,258

1,500	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BBB–	1,467,015

3,300	Crown Castle International Corporation	5.250%	1/15/23	BBB–	3,323,925

3,500	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	3,413,470

750	KWG Property Holdings Limited, Reg S	13.250%	3/22/17	B+	819,375

2,060	Omega Healthcare Investors Inc.	4.950%	4/01/24	BBB–	2,107,020

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,089,938

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,520,124

2,125	Prologis Inc.	6.875%	3/15/20	BBB+	2,454,736

2,000	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A, (7)	5.250%	12/01/21	B	2,025,000

3,000	Senior Housing Properties Trust	4.750%	5/01/24	BBB–	3,013,845

1,425	Sovereign Bank	8.750%	5/30/18	Baa2	1,661,001
	Total Real Estate Investment Trust				28,889,130

Nuveen Investments	75

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development – 0.4%

$500	Crescent Resources LLC, 144A	10.250%	8/15/17	B+	$530,625

675	Gemdale International Investment Limited, Reg S	7.125%	11/16/17	Ba3	696,938

2,000	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	2,060,000

500	Kaisa Group Holdings Limited, 144A, (9)	8.875%	3/19/18	Ca	260,000

1,315	Mattamy Group Corporation, 144A, (7)	6.500%	11/15/20	BB	1,268,975
	Total Real Estate Management & Development				4,816,538

	Road & Rail – 0.2%

1,000	Hertz Corporation, (7)	7.375%	1/15/21	B	1,041,250

1,750	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	1,771,875
	Total Road & Rail				2,813,125

	Semiconductors & Semiconductor Equipment – 0.4%

1,500	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	1,267,500

3,000	Micron Technology, Inc., 144A	5.500%	2/01/25	BB	2,811,000

1,000	NXP BV, 144A	5.750%	3/15/23	BB	1,040,000
	Total Semiconductors & Semiconductor Equipment				5,118,500

	Software – 0.9%

1,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,215,000

2,395	Computer Sciences Corporation	4.450%	9/15/22	BBB+	2,458,422

2,065	Open Text Corporation, 144A	5.625%	1/15/23	BB	2,044,350

1,100	SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	BB–	1,137,070

1,000	SS&C Technologies Holdings, Inc., 144A, (WI/DD)	5.875%	7/15/23	B+	1,010,000

2,500	Total System Services Inc.	3.750%	6/01/23	BBB+	2,456,030
	Total Software				10,320,872

	Specialty Retail – 1.2%

2,000	Bed Bath and Beyond Incorporated	3.749%	8/01/24	A–	1,995,012

1,150	Best Buy Co., Inc.	5.000%	8/01/18	Baa2	1,213,250

1,175	Guitar Center Inc., 144A	6.500%	4/15/19	B–	1,075,125

3,000	L Brands, Inc.	5.625%	10/15/23	BB+	3,150,000

1,250	Neiman Marcus Mariposa Borrower / Merger Sub LLC, 144A	8.000%	10/15/21	CCC+	1,315,625

4,485	Signet UK Finance PLC	4.700%	6/15/24	BBB–	4,529,250

1,450	The Men’s Warehouse Inc., (7)	7.000%	7/01/22	B2	1,551,500
	Total Specialty Retail				14,829,762

	Technology Hardware, Storage & Peripherals – 0.1%

950	NCR Corporation	6.375%	12/15/23	BB	1,007,000

	Textiles, Apparel & Luxury Goods – 0.3%

1,695	Levi Strauss & Company, 144A	5.000%	5/01/25	BB	1,639,913

1,750	Polymer Group Inc., 144A, (7)	6.875%	6/01/19	CCC+	1,610,000
	Total Textiles, Apparel & Luxury Goods				3,249,913

76	Nuveen Investments

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Tobacco – 0.7%

$1,006		Altria Group Inc.	9.950%	11/10/38	BBB+	$1,619,897

2,800		Imperial Tobacco Finance, 144A	3.500%	2/11/23	BBB	2,724,834

3,765		Reynolds American Inc.	3.250%	11/01/22	BBB–	3,626,282
		Total Tobacco				7,971,013

		Trading Companies & Distributors – 0.5%

1,995		Air Lease Corporation	3.875%	4/01/21	BBB–	2,014,950

2,237		United Rentals North America Inc.	7.375%	5/15/20	BB–	2,386,857

2,000		United Rentals North America Inc.	4.625%	7/15/23	BB+	1,961,200
		Total Trading Companies & Distributors				6,363,007

		Transportation Infrastructure – 0.2%

2,000		Aeropuerto Internacional de Tocumen SA	5.750%	10/09/23	BBB	2,080,000

825		Asciano Finance, 144A	5.000%	4/07/18	BBB	884,153
		Total Transportation Infrastructure				2,964,153

		Wireless Telecommunication Services – 1.9%

1,000		Altice Financing SA, 144A	6.625%	2/15/23	BB–	992,800

2,000		Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	9/30/65	B+	2,075,000

1,500		Digicel Limited, 144A	6.000%	4/15/21	B1	1,446,180

1,500		Digicel Limited, 144A	6.750%	3/01/23	B1	1,470,450

3,000		ENTEL Chile SA, 144A	4.750%	8/01/26	BBB+	2,944,953

750		FairPoint Communications Inc., 144A	8.750%	8/15/19	B	780,000

1,115		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	1,075,975

2,300		Millicom International Cellular SA, 144A	6.000%	3/15/25	BB+	2,219,500

1,000		Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,003,750

4,000		Sprint Corporation	7.250%	9/15/21	B+	3,900,000

1,350		Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,344,938

1,225		T-Mobile USA Inc.	6.731%	4/28/22	BB	1,277,063

2,306		Viacom Inc.	4.375%	3/15/43	BBB+	1,868,213

1,000		Wind Acquisition Finance SA, 144A	4.750%	7/15/20	BB	985,000
		Total Wireless Telecommunication Services				23,383,822
		Total Corporate Bonds (cost $871,052,717)				865,906,028

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.0%

		Banks – 3.8%

$1,000		Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (10)	BB	$1,075,000

3,500		Barclays PLC, (7)	8.250%	N/A (10)	BB+	3,695,860

2,830	EUR	Barclays PLC	6.500%	N/A (10)	BB+	3,143,673

2,000		Citigroup Inc.	8.400%	N/A (10)	BB+	2,272,500

Nuveen Investments	77

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

$1,525	Fifth Third Bancorp.	5.100%	N/A (10)	Baa3	$1,429,688

6,000	General Electric Capital Corporation	7.125%	N/A (10)	A+	6,922,500

4,488	HSBC Holdings PLC, (7)	6.375%	N/A (10)	BBB	4,499,220

2,000	ING Groep N.V	6.000%	N/A (10)	Ba1	1,973,750

1,448	Lloyd’s Banking Group PLC	7.500%	N/A (10)	BB+	1,491,440

4,230	Nordea Bank AB, 144A	6.125%	N/A (10)	BBB	4,170,514

1,500	Societe Generale, 144A	1.021%	N/A (10)	BB+	1,383,750

2,000	Societe Generale, 144A, (7)	7.875%	N/A (10)	BB+	2,010,000

2,620	SunTrust Bank Inc., (7)	5.625%	N/A (10)	Baa3	2,636,375

5,585	Wachovia Capital Trust III	5.570%	N/A (10)	BBB	5,522,169

3,000	Wells Fargo & Company, (7)	5.875%	N/A (10)	BBB	3,071,400
	Total Banks				45,297,839

	Capital Markets – 1.3%

4,000	Credit Suisse Group AG, 144A	7.500%	N/A (10)	BB+	4,164,800

2,515	Deutsche Bank AG, (7)	7.500%	N/A (10)	BB+	2,508,711

1,495	Goldman Sachs Capital II	4.000%	N/A (10)	Ba1	1,138,069

3,020	State Street Corporation	5.250%	N/A (10)	Baa1	3,023,775

4,800	UBS Group AG, Reg S	7.125%	N/A (10)	BB+	4,997,280
	Total Capital Markets				15,832,635

	Consumer Finance – 0.6%

2,620	American Express Company	5.200%	N/A (10)	Baa2	2,600,612

2,250	American Express Company	4.900%	N/A (10)	Baa2	2,179,800

2,825	Capital One Financial Corporation, (7)	5.550%	N/A (10)	Baa3	2,800,281
	Total Consumer Finance				7,580,693

	Diversified Financial Services – 0.3%

1,500	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (10)	Ba3	1,504,500

1,170	Rabobank Nederland, 144A	11.000%	N/A (10)	Baa2	1,482,975
	Total Diversified Financial Services				2,987,475

	Electric Utilities – 0.1%

1,570	Electricite de France, 144A	5.250%	N/A (10)	A–	1,571,963

	Industrial Conglomerates – 0.0%

1,000	OAS Financial Limited, 144A	0.000%	N/A (10)	N/R	204,000

	Insurance – 0.9%

1,500	Allstate Corporation	5.750%	8/15/53	Baa1	1,584,375

2,050	Catlin Insurance Company Limited, 144A	7.249%	N/A (10)	BBB+	1,916,750

1,985	Genworth Financial Inc., (7)	6.150%	11/15/66	Ba2	1,210,850

1,435	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,421,368

3,000	White Mountains Insurance Group, 144A	7.506%	N/A (10)	BB+	3,135,000

78	Nuveen Investments

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Insurance (continued)

$1,860	ZFS Finance USA Trust V	6.500%	5/09/37	A	$1,934,400
	Total Insurance				11,202,743
	Total $1,000 Par (or similar) Institutional Preferred (cost $84,874,007)				84,677,348

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 4.9%

$1,223	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$1,285,234

1,250	American Homes 4 Rent, Series 2014-SFR1	2.350%	6/17/31	Baa2	1,226,040

2,384	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	2,453,142

2,270	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	2,593,455

2,246	Banc of America Alternative Loan Trust, Pass-Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	1,850,477

36	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	34,119

68	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2005-4	4.933%	7/10/45	AAA	67,712

793	CAM Mortgage Trust 2014-2	4.450%	5/15/48	N/R	793,857

4,687	Colony American Homes Trust 2014-1A	1.400%	5/17/31	Aaa	4,661,689

3,000	Commercial Mortgage Pass-Through Certificates, Series 2014-SAVA	2.586%	6/15/34	A	3,000,690

270	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	B3	272,299

599	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-19CB	6.000%	8/25/36	Caa3	547,494

1,747	Countrywide Asset Backed Certificates, Series 2007-4 A2	5.530%	3/25/29	Caa1	1,844,153

482	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-2	2.385%	2/25/34	A	469,341

1,373	Countrywide Home Loans Mortgage, Series 2005-27	5.500%	1/25/23	Caa1	1,288,012

186	Countrywide Home Loans, Asset Backed Certificates Series 2007-7	0.347%	10/25/47	B3	185,041

183	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	194,104

472	Fannie Mae Mortgage Interest Strips 366 25, (I/O)	5.000%	9/01/24	Aaa	35,326

360	Fannie Mae Mortgage Pool AA0005	5.500%	11/01/38	Aaa	403,909

301	Fannie Mae Mortgage Pool AA0889	5.500%	12/01/38	Aaa	337,853

2,310	Fannie Mae Mortgage Pool AC1877	4.500%	9/01/39	Aaa	2,501,700

202	Fannie Mae Mortgage Pool AL1187	5.500%	7/01/24	Aaa	207,773

357	Fannie Mae Mortgage Pool 255628	5.500%	2/01/25	Aaa	400,045

1,236	Fannie Mae Mortgage Pool 255956	5.500%	10/01/25	Aaa	1,386,852

149	Fannie Mae Mortgage Pool 256890	6.000%	9/01/37	Aaa	163,461

154	Fannie Mae Mortgage Pool 725205	5.000%	3/01/34	Aaa	171,039

55	Fannie Mae Mortgage Pool 725553	2.269%	9/01/33	Aaa	58,490

218	Fannie Mae Mortgage Pool 725773	5.500%	9/01/34	Aaa	246,131

84	Fannie Mae Mortgage Pool 735060	6.000%	11/01/34	Aaa	96,349

Nuveen Investments	79

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$65		Fannie Mae Mortgage Pool 735606	1.806%	5/01/35	Aaa	$68,040

69		Fannie Mae Mortgage Pool 745101	6.000%	4/01/32	Aaa	78,110

277		Fannie Mae Mortgage Pool 745324	6.000%	3/01/34	Aaa	312,257

299		Fannie Mae Mortgage Pool 745548	2.365%	1/01/35	Aaa	313,113

64		Fannie Mae Mortgage Pool 824163	5.500%	4/01/35	Aaa	72,028

150		Fannie Mae Mortgage Pool 831377	6.500%	4/01/36	Aaa	173,044

79		Fannie Mae Mortgage Pool 838948	1.885%	8/01/35	Aaa	83,567

234		Fannie Mae Mortgage Pool 843435	5.500%	6/01/33	Aaa	263,455

75		Fannie Mae Mortgage Pool 852909	6.500%	4/01/36	Aaa	85,833

—	(11)	Fannie Mae Mortgage Pool 889618	5.500%	5/01/38	Aaa	244

178		Fannie Mae Mortgage Pool 893318	6.500%	8/01/36	Aaa	204,366

22		Fannie Mae Mortgage Pool 905597	5.785%	12/01/36	Aaa	23,527

591		Fannie Mae Mortgage Pool 932323	4.500%	12/01/39	Aaa	640,500

99		Fannie Mae Mortgage Pool 944340	6.000%	6/01/37	Aaa	112,063

57		Fannie Mae Mortgage Pool 946228	6.159%	9/01/37	Aaa	61,196

—	(11)	Fannie Mae Mortgage Pool 985344	5.500%	7/01/38	Aaa	131

8,000		Fannie Mae TBA Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	8,244,375

657		FDIC Structures Sale Guaranteed Notes, Series 2010-S1	0.730%	2/25/48	Aaa	657,653

14		Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	2.306%	1/01/37	Aaa	14,740

7		Federal Home Loan Mortgage Corporation, Series 2376	5.500%	11/15/16	Aaa	7,090

396		Freddie Mac Gold Pool 1L0117	2.658%	10/01/29	Aaa	417,059

742		Freddie Mac Gold Pool 1K1238	2.384%	7/01/36	Aaa	793,699

199		Freddie Mac Gold Pool 847240	2.339%	7/01/30	Aaa	206,801

136		Freddie Mac Gold Pool 847411	2.289%	5/01/33	Aaa	141,729

1,441		Freddie Mac Gold Pool 848289	2.404%	5/01/38	Aaa	1,532,969

348		Freddie Mac Mortgage Pool, Various A17212	6.500%	7/01/31	Aaa	398,439

65		Freddie Mac Mortgage Pool, Various H09059	7.000%	8/01/37	Aaa	72,069

1,405		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.484%	5/25/45	Aaa	1,430,110

19		Freddie Mac Non Gold Participation Certificates 847681	2.249%	12/01/36	Aaa	20,127

107		Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	110,246

21		GRMT Mortgage Loan Trust 2001-1A	8.272%	7/20/31	A3	20,402

1,500		Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,455,611

276		IndyMac INDX Mortgage Loan Trust, Pass-Through Certificates, Series 2005-AR1	2.474%	3/25/35	BBB+	275,339

3,909		Invitation Homes Trust 2014-SFR1	2.785%	6/19/31	Baa2	3,873,934

998		JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	0.471%	4/25/47	CCC	899,054

80	Nuveen Investments

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$640		Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.528%	4/25/38	BB+	$653,761

2,901		Master RePerforming Loan Trust 2005-1	7.500%	8/25/34	Ba3	3,032,336

230		Merrill Lynch Mortgage Investors Inc, Commercial Mortgage Pass-Through Certificates, Series 2006	5.204%	12/12/49	A1	241,236

1,000		ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	6.076%	8/12/49	BB	1,027,415

278		Oaktree Real Estate Investments, Commercial Mortgage Asset Backed Securities ORES NPL LLC 2013-LV2I, 144A	3.081%	9/25/25	N/R	278,421

551		RBSSP Resecuritization Trust, Series 2012-8 1A1	0.334%	10/28/36	N/R	530,142

134		Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	121,307

160		Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2011-1	4.125%	2/25/41	AAA	161,545

492		Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	2.504%	10/20/35	D	427,926

333		Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.343%	8/25/38	AA	351,706

21		Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	2.642%	10/25/35	BBB–	21,153

508		National Credit Union Administration Guaranteed Structured Collateral Notes	2.900%	10/29/20	AAA	521,221
$58,442		Total Asset-Backed and Mortgage-Backed Securities (cost $57,749,416)				59,206,876

Shares		Description (1), (12)				Value

		INVESTMENT COMPANIES – 0.1%

36,000		Blackrock Credit Allocation Income Trust IV				$456,120

40,000		CBRE Clarion Global Real Estate Income Fund				318,400
		Total Investment Companies (cost $700,232)				774,520

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		SOVEREIGN DEBT – 10.5%

		Colombia – 0.1%

$850		Republic of Colombia	8.125%	5/21/24	BBB	$1,089,275

		Costa Rica – 0.4%

5,200		Republic of Costa Rica, 144A	7.000%	4/04/44	Ba1	5,031,000

		Dominican Republic – 0.4%

4,800		Dominican Republic, 144A	5.500%	1/27/25	BB–	4,812,000

		Hungary – 0.7%

2,240,000	HUF	Republic of Hungary, Government Bond	5.500%	6/24/25	BBB–	8,917,215

Nuveen Investments	81

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Indonesia – 0.5%

$790		Republic of Indonesia, 144A	5.875%	3/13/20	Baa3	$878,875

1,290		Republic of Indonesia, 144A	4.875%	5/05/21	Baa3	1,369,077

3,400	EUR	Republic of Indonesia, 144A	2.875%	7/08/21	Baa3	3,818,926
		Total Indonesia				6,066,878

		Mexico – 3.1%

177,000	MXN	Mexico Bonos de DeSarrollo	8.500%	12/13/18	A	12,557,873

71,750	MXN	Mexico Bonos de DeSarrollo	6.500%	6/10/21	A	4,753,481

122,550	MXN	Mexico Bonos de DeSarrollo	8.000%	12/07/23	A	8,810,805

60,500	MXN	Mexico Bonos de DeSarrollo	10.000%	12/05/24	A	4,928,724

84,800	MXN	Mexico Bonos de DeSarrollo	7.750%	11/13/42	A	6,012,807
		Total Mexico				37,063,690

		Poland – 0.7%

15,000	PLN	Republic of Poland	3.250%	7/25/19	A	4,101,519

11,700	PLN	Republic of Poland	5.750%	9/23/22	A	3,632,912
		Total Poland				7,734,431

		South Africa – 4.2%

105,000	ZAR	Republic of South Africa	8.000%	12/21/18	BBB+	8,752,733

75,600	ZAR	Republic of South Africa	6.750%	3/31/21	BBB+	5,879,724

3,250		Republic of South Africa, (7)	5.875%	9/16/25	Baa2	3,600,493

253,500	ZAR	Republic of South Africa	10.500%	12/21/26	BBB+	24,253,987

124,800	ZAR	Republic of South Africa	7.000%	2/28/31	BBB+	8,734,769
		Total South Africa				51,221,706

		Turkey – 0.3%

3,000		Republic of Turkey, Government Bond	6.250%	9/26/22	Baa3	3,337,320

		Uruguay – 0.1%

850		Republic of Uruguay, (7)	5.100%	6/18/50	BBB	809,625
		Total Sovereign Debt (cost $145,861,665)				126,083,140
		Total Long-Term Investments (cost $1,201,701,416)				1,177,437,564

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 12.1%

		Money Market Funds – 12.1%

146,196,005		Mount Vernon Securities Lending Trust Prime Portfolio, (14)	0.234% (13)			$146,196,005
		Total Investments Purchased with Collateral from Securities Lending (cost $146,196,005)				146,196,005

82	Nuveen Investments

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.5%

	Money Market Funds – 1.5%

18,215,453	First American Treasury Obligations Fund, Class Z	0.000% (13)	$18,215,453
	Total Short-Term Investments (cost $18,215,453)		18,215,453
	Total Investments (cost $1,366,112,874) – 111.3%		1,341,849,022
	Other Assets Less Liabilities – (11.3)% (15)		(136,620,933)
	Net Assets – 100%		$1,205,228,089

Investments in Derivatives as of June 30, 2015

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation Depreciation) (U.S. Dollars)
Bank of America	Canadian Dollar	17,400,000	U.S. Dollar	13,896,765	7/31/15	$(28,282)
Bank of America	Euro	11,210,000	U.S. Dollar	12,699,024	8/31/15	190,493
Bank of America	Hungarian Forint	1,350,000,000	U.S. Dollar	4,997,039	7/13/15	227,105
Bank of America	Hungarian Forint	1,350,000,000	U.S. Dollar	4,999,815	7/13/15	229,881
Bank of America	Pound Sterling	1,530,000	U.S. Dollar	2,407,902	9/30/15	5,501
Bank of America	U.S. Dollar	240,763	Hungarian Forint	68,000,000	7/13/15	(500)
Bank of America	U.S. Dollar	14,431,567	Malaysian Ringgit	52,300,000	7/14/15	(585,874)
Citigroup	Euro	10,280,423	U.S. Dollar	11,443,447	7/31/15	(22,601)
Citigroup	Mexican Peso	127,000,000	U.S. Dollar	8,149,500	7/31/15	88,211
Citigroup	Mexican Peso	410,160,000	U.S. Dollar	26,813,626	7/31/15	778,838
Citigroup	U.S. Dollar	1,288,513	Euro	1,180,000	7/31/15	27,575
Citigroup	U.S. Dollar	10,168,940	Euro	9,100,423	7/31/15	(18,979)
Citigroup	U.S. Dollar	4,337,143	Mexican Peso	67,000,000	7/31/15	(84,337)
Deutsche Bank	Euro	16,700,000	U.S. Dollar	18,224,710	7/31/15	(401,276)
Deutsche Bank	Japanese Yen	3,259,000,000	U.S. Dollar	26,905,533	7/31/15	266,043
Deutsche Bank	U.S. Dollar	12,037,378	Pound Sterling	7,750,000	7/22/15	137,882
Deutsche Bank	U.S. Dollar	8,007,741	Japanese Yen	989,000,000	7/31/15	76,474
Deutsche Bank	U.S. Dollar	18,276,973	Japanese Yen	2,270,000,000	7/31/15	278,303
Goldman Sachs	Canadian Dollar	7,559,000	U.S. Dollar	6,121,788	8/31/15	74,936
Morgan Stanley	Australian Dollar	22,000,000	U.S. Dollar	16,806,900	7/31/15	(135,757)
Morgan Stanley	South African Rand	166,000,000	U.S. Dollar	13,063,486	7/31/15	(503,978)
Morgan Stanley	U.S. Dollar	17,013,920	Australian Dollar	22,000,000	7/31/15	(71,263)
Nomura Securities	South African Rand	421,950,000	U.S. Dollar	34,317,154	8/31/15	17,630
UBS	Polish Zloty	14,110,000	U.S. Dollar	3,782,910	8/31/15	36,511
UBS	Polish Zloty	15,500,000	U.S. Dollar	4,140,186	8/31/15	24,724
						$607,260

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Value	Unrealized Appreciation (Depreciation)
Bank of America*	$19,000,000	Receive	3-Month USD-LIBOR-ICE	1.573%	Semi-Annually	10/10/18	$(177,891)	$(178,209)
JPMorgan	21,000,000	Receive	3-Month USD-LIBOR-ICE	2.113	Semi-Annually	2/21/22	(203,013)	(203,013)
JPMorgan	10,800,000	Receive	3-Month USD-LIBOR-ICE	2.078	Semi-Annually	2/19/23	23,865	23,865
JPMorgan*	17,000,000	Receive	3-Month USD-LIBOR-ICE	2.739	Semi-Annually	11/21/23	(636,010)	(636,460)
JPMorgan*	32,000,000	Receive	3-Month USD-LIBOR-ICE	2.354	Semi-Annually	5/21/25	161,685	161,685
Morgan Stanley*	26,000,000	Receive	3-Month USD-LIBOR-ICE	2.743	Semi-Annually	4/15/24	(997,482)	(997,482)
	$125,800,000						$(1,828,846)	$(1,829,614)
*	Citigroup is the clearing broker for this transactions.

Nuveen Investments	83

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/(Payable)	Unrealized Appreciation (Depreciation)
Euro-Bund	Long	105	9/15	$17,793,039	$26,925	$(18,110)
U.S. Treasury 5-Year Note	Short	(575)	9/15	(68,573,243)	22,461	(19,981)
U.S. Treasury 10-Year Note	Short	(1,294)	9/15	(163,266,406)	31,137	891,202
U.S. Treasury Long Bond	Long	61	9/15	9,201,469	(3,813)	(184,488)
U.S. Treasury Ultra Bond	Long	220	9/15	33,893,750	(13,750)	(1,072,404)
				$(170,951,391)	$62,960	$(403,781)
*	Total aggregate Notional Amount at Value of long and short positions is $60,888,258 and $(231,839,649), respectively.

84	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $139,053,010.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(10)	Perpetual security. Maturity date is not applicable.

(11)	Principal Amount (000) rounds to less than $1,000.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

(13)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(14)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(I/O)	Interest only.

GDR	Global Depositary Receipt

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

HUF	Hungarian Forint

MXN	Mexican Peso

PLN	Polish Zloty

ZAR	South African Rand

USD-LIBOR-ICE	United States Dollar-London Inter-Bank Offered Rate-Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	85

Nuveen U.S. Infrastructure Bond Fund

(formerly U.S. Infrastructure Income Fund)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.2%

	CORPORATE BONDS – 36.9%

	Commercial Services & Supplies – 1.9%

$70	ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$72,450

81	Casella Waste Systems Inc.	7.750%	2/15/19	B–	81,810
151	Total Commercial Services & Supplies				154,260

	Construction & Engineering – 0.6%

50	AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	50,688

	Diversified Telecommunication Services – 2.4%

65	IntelSat Jackson Holdings	6.625%	12/15/22	CCC+	59,150

90	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	B+	90,450

50	SBA Communications Corporation	4.875%	7/15/22	B	48,688
205	Total Diversified Telecommunication Services				198,288

	Electric Utilities – 4.8%

65	Exelon Generation Co. LLC	4.250%	6/15/22	BBB	66,534

95	Mississippi Power Company	4.250%	3/15/42	A	84,578

40	Northern States Power Company	2.600%	5/15/23	Aa3	38,773

70	PPL Capital Funding Inc.	3.500%	12/01/22	BBB+	70,835

60	PPL Energy Supply LLC, 144A	6.500%	6/01/25	BB–	60,000

70	Progress Energy, Inc.	3.150%	4/01/22	BBB+	69,976
400	Total Electric Utilities				390,696

	Energy Equipment & Services – 0.6%

50	Compressco Partners LP / Compressco Finance Corporation, 144A	7.250%	8/15/22	B	47,750

	Health Care Equipment & Supplies – 1.0%

75	Tenet Healthcare Corporation	6.750%	2/01/20	B3	78,375

	Health Care Providers & Services – 2.8%

65	Community Health Systems, Inc.	6.875%	2/01/22	B+	68,575

75	Kindred Healthcare Inc.	6.375%	4/15/22	B2	74,906

66	Select Medical Corporation	6.375%	6/01/21	B–	66,660

20	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	20,000
226	Total Health Care Providers & Services				230,141

	Independent Power & Renewable Electricity Producers – 2.1%

65	Dynegy Inc., 144A	7.625%	11/01/24	B+	68,736

65	GenOn Energy Inc.	9.500%	10/15/18	B	66,300

35	TerraForm Power Operating LLC, 144A	5.875%	2/01/23	BB–	35,525
165	Total Independent Power & Renewable Electricity Producers				170,561

86	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Internet Software & Services – 0.5%

$40	Equinix Inc.	5.750%	1/01/25	BB	$39,600

	IT Services – 0.9%

75	Zayo Group LLC / Zayo Capital Inc., 144A	6.000%	4/01/23	B–	74,078

	Multi-Utilities – 1.2%

100	Public Service Electric & Gas Company	4.050%	5/01/45	Aa3	95,439

	Oil, Gas & Consumable Fuels – 12.0%

90	Berkshire Hathaway Energy Company	3.750%	11/15/23	A3	92,108

70	Calumet Specialty Products	7.625%	1/15/22	B+	71,400

35	Crestwood Midstream Partners LP	6.125%	3/01/22	BB	35,700

30	Energy Transfer Equity LP	5.500%	6/01/27	BB+	29,925

70	Enterprise Products Operating Group LLP	3.350%	3/15/23	BBB+	68,364

75	Global Partners LP/GLP Finance	6.250%	7/15/22	B+	72,000

70	Kinder Morgan Energy Partners, LP	3.500%	9/01/23	BBB–	65,257

76	Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	74,670

55	MPLX LP	4.000%	2/15/25	BBB–	53,662

50	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	49,875

10	NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	10,400

85	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	83,088

25	Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	25,875

100	Southeast Supply Header LLC, 144A	4.250%	6/15/24	BBB–	98,670

15	Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	15,713

50	Tesoro Logistics LP Finance Corporation, 144A	6.250%	10/15/22	BB	51,750

80	Western Refining Inc.	6.250%	4/01/21	B+	80,600
986	Total Oil, Gas & Consumable Fuels				979,057

	Real Estate Investment Trust – 2.0%

100	American Tower Company	5.000%	2/15/24	BBB	105,714

60	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	58,950
160	Total Real Estate Investment Trust				164,664

	Road & Rail – 4.1%

95	Burlington Northern Santa Fe Corporation	4.375%	9/01/42	A3	91,509

90	Norfolk Southern Corporation	3.850%	1/15/24	BBB+	92,500

85	Union Pacific Corporation	4.750%	12/15/43	A	89,005

60	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	60,750
330	Total Road & Rail				333,764
$3,013	Total Corporate Bonds (cost $3,063,459)				3,007,361

Nuveen Investments	87

Nuveen U.S. Infrastructure Bond Fund (continued)

(formerly U.S. Infrastructure Income Fund)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	MUNICIPAL BONDS – 61.3%

	Arizona – 4.1%

$110	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A, 5.269%, 7/01/34	No Opt. Call	AA+	$124,994

80	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Build America Bonds, Series 2010A, 4.839%, 1/01/41	No Opt. Call	Aa1	88,693

105	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	A–	121,486
295	Total Arizona			335,173

	California – 12.2%

250	Alameda Corridor Transportation Authority, California, User Fee Revenue Bonds, Subordinate Lien Series 2004B, 0.000%, 10/01/31 – AMBAC Insured	No Opt. Call	BBB+	92,530

100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Build America Federally Taxable Bond Series 2009F-2, 6.263%, 4/01/49	No Opt. Call	AA	129,732

100	California State, Various Purpose General Obligation Bonds, Build America Federally Taxable Bonds, Series 2009, 7.550%, 4/01/39	No Opt. Call	AA–	144,974

85	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Build America Taxable Bonds, Series 2009C, 6.582%, 5/15/39	No Opt. Call	AA–	107,143

100	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Federally Taxable – Direct Payment – Build America Bonds, Series 2010A, 5.716%, 7/01/39	No Opt. Call	AA–	118,201

10	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Build America Taxable Bonds, Series 2009C, 6.008%, 7/01/39	No Opt. Call	AA	12,158

95	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Federally Taxable Build America Bonds, Series 2010W, 6.156%, 5/15/36	No Opt. Call	AA–	114,124

130	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Build America Taxable Bonds, Series 2010E, 6.000%, 11/01/40	No Opt. Call	AA–	155,890

100	University of California, General Revenue Bonds, Build America Taxable Bonds, Series 2009R, 5.770%, 5/15/43	No Opt. Call	AA	120,241
970	Total California			994,993

	Colorado – 0.5%

100	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	AA–	38,189

	Illinois – 11.8%

65	Chicago Greater Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2009, 5.720%, 12/01/38	No Opt. Call	AAA	75,817

105	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build America Bonds, Series 2010B, 6.200%, 12/01/40	No Opt. Call	AA	110,999

100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien, Build America Taxable Bond Series 2010B, 6.845%, 1/01/38	1/20 at 100.00	A2	109,830

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Illinois (continued)

$120	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series 2010B, 6.900%, 1/01/40	No Opt. Call	AA	$136,864

100	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D, 6.229%, 11/15/34	No Opt. Call	AA	99,783

110	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-1, 6.630%, 2/01/35	No Opt. Call	A–	113,552

150	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds, Senior Lien Series 2009A, 6.184%, 1/01/34	No Opt. Call	AA–	181,283

120	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Build America Bond Series 2009C, 6.859%, 1/01/39	No Opt. Call	A2	133,060
870	Total Illinois			961,188

	Louisiana – 1.6%

120	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds, Series 2010B, 6.087%, 2/01/45	2/20 at 100.00	AA	132,733

	Massachusetts – 0.2%

10	Massachusetts State, General Obligation Bonds, Consolidated Loan, Build America Taxable Bonds, Series 2010, 5.456%, 12/01/39	No Opt. Call	AA+	11,951

	Missouri – 0.9%

60	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Build America Bond Series 2009A, 7.730%, 1/01/39	No Opt. Call	A–	75,523

	New Jersey – 4.7%

50	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	BB–	54,223

25	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2009B, 6.875%, 12/15/39	6/19 at 100.00	A–	26,126

100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America Bonds Issuer Subsidy Program, Series 2010C, 6.104%, 12/15/28	12/20 at 100.00	A–	104,535

150	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A, 7.102%, 1/01/41	No Opt. Call	A+	202,009
325	Total New Jersey			386,893

	New York – 7.4%

105	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Build America Taxable Bonds, Series 2010A-2, 6.089%, 11/15/40	No Opt. Call	AA	129,926

100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2010B-1, 6.648%, 11/15/39	No Opt. Call	AA–	128,238

100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series AA, 5.790%, 6/15/41	6/20 at 100.00	AA+	109,814

Nuveen Investments	89

Nuveen U.S. Infrastructure Bond Fund (continued)

(formerly U.S. Infrastructure Income Fund)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	New York (continued)

$100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40	No Opt. Call	AA	$128,385

100	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-First Series 2014, 4.960%, 8/01/46	No Opt. Call	AA–	106,414
505	Total New York			602,777

	Ohio – 4.1%

100	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Build America Bond Series 2009B, 6.449%, 2/15/44	No Opt. Call	A	121,244

100	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Taxable Series 2013B, 4.532%, 1/01/35	No Opt. Call	AA	104,311

95	Ohio State University, General Receipts Bonds, Build America Taxable Bond Series 2010C, 4.910%, 6/01/40	No Opt. Call	Aa1	105,256
295	Total Ohio			330,811

	Oregon – 1.5%

100	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Federally Taxable Build America Bonds, Series 2010A, 5.834%, 11/15/34	No Opt. Call	AA+	122,446

	Pennsylvania – 2.7%

100	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Build America Taxable Bonds, Series 2009D, 6.218%, 6/01/39	No Opt. Call	A+	115,796

90	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series 2009A, 6.105%, 12/01/39	No Opt. Call	A+	108,026
190	Total Pennsylvania			223,822

	Tennessee – 1.5%

100	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee, Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B, 6.731%, 7/01/43	No Opt. Call	Aa3	124,102

	Texas – 4.0%

75	Dallas County Hospital District, Texas, General Obligation Limited Tax Bonds, Build America Taxable Bonds, Series 2009C, 5.621%, 8/15/44	No Opt. Call	AA+	89,932

100	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30	2/20 at 100.00	Baa3	118,175

95	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.500%, 6/30/33	6/20 at 100.00	Baa3	116,170
270	Total Texas			324,277

	Virginia – 3.0%

100	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Build America Bonds, Series 2009D, 7.462%, 10/01/46 – AGC Insured	No Opt. Call	BBB+	130,554

100	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Build America Taxable Bonds, Series 2010A-2, 5.350%, 5/15/35	No Opt. Call	AA+	113,547
200	Total Virginia			244,101

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (3)	Ratings (2)	Value

	Washington – 1.1%

$75	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Build America Taxable Bonds, Series 2009S-2T, 5.491%, 11/01/39	No Opt. Call	AAA	$90,280
$4,485	Total Municipal Bonds (cost $5,038,356)			4,999,259
	Total Long-Term Investments (cost $8,101,815)			8,006,620
	Other Assets Less Liabilities – 1.8% (4)			146,996
	Net Assets – 100%			$8,153,616

Investments in Derivatives as of June 30, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bond	Short	(7)	9/15	$(1,055,906)	$438	$29,296

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of the over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of

Assets and Liabilities	June 30, 2015

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Assets
Long-term investments, at value (cost $19,709,510, $662,915,228, $1,201,701,416 and $8,101,815, respectively)	$18,556,158	$621,494,960	$1,177,437,564	$8,006,620
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	104,213,543	146,196,005	—
Short-term investments, at value (cost approximates value)	802,879	6,916,507	18,215,453	—
Cash denominated in foreign currencies (cost $19,779, $66,779, $— and $—, respectively)	20,070	66,234	—	—
Cash	—	—	369,976	32,335
Cash collateral at brokers(1)	125,000	1,148,210	4,279,379	35,000
Interest rate swaps premiums paid	—	371	768	—
Unrealized appreciation on forward foreign currency exchange contracts, net	33,294	173,118	1,318,258	—
Receivable for:
Dividends	2,541	384,223	70,392	—
Due from broker	—	54,442	50,743	—
Interest	226,261	10,818,894	14,932,092	122,936
Investments sold	—	2,110,562	1,443,137	—
Reclaims	2,398	—	—	—
Reimbursement from Adviser	3,507	—	—	3,837
Shares sold	2,895	397,021	2,640,712	3,973
Variation margin on futures contracts	1,934	—	80,523	438
Variation margin on swap contracts	—	298,229	1,659,453	—
Other assets	17,543	53,660	117,551	22,879
Total assets	19,794,480	748,129,974	1,368,812,006	8,228,018
Liabilities
Cash overdraft	—	472,459	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts, net	140,522	—	710,998	—
Interest rate swaps, net	1,248	—	179,148	—
Payable for:
Collateral from securities lending program	—	104,213,543	146,196,005	—
Dividends	43,933	1,934,142	2,162,541	24,623
Investments purchased	722,113	8,877,225	10,284,288	30,183
Shares redeemed	3,277	9,624,882	3,119,580	90
Variation margin on futures contracts	—	10,250	17,563	—
Accrued expenses:
Management fees	—	312,026	315,583	—
Directors/Trustees fees	106	29,672	31,881	46
12b-1 distribution and service fees	531	75,928	155,212	112
Other	63,355	234,746	411,118	19,348
Total liabilities	975,085	125,784,873	163,583,917	74,402
Net assets	$18,819,395	$622,345,101	$1,205,228,089	$8,153,616

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

92	Nuveen Investments

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Class A Shares
Net assets	$1,612,382	$119,534,965	$288,080,130	$255,382
Shares outstanding	87,853	14,521,591	26,260,121	12,997
Net asset value (“NAV”) per share	$18.35	$8.23	$10.97	$19.65
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 4.75%, 4.25% and 4.25%, respectively, of offering price)	$19.27	$8.64	$11.46	$20.52
Class C Shares
Net assets	$203,754	$55,409,230	$110,659,661	$73,309
Shares outstanding	11,051	6,742,004	10,150,154	3,730
NAV and offering price per share	$18.44	$8.22	$10.90	$19.65
Class R3 Shares
Net assets	$45,033	$995,394	$12,271,975	$—
Shares outstanding	2,446	118,454	1,114,303	—
NAV and offering price per share	$18.41	$8.40	$11.01	$—
Class R6 Shares(2)
Net assets	$—	$—	$20,497,740	$—
Shares outstanding	—	—	1,869,565	—
NAV and offering price per share	$—	$—	$10.96	$—
Class I Shares
Net assets	$16,958,226	$446,405,512	$773,718,583	$7,824,925
Shares outstanding	920,559	54,076,378	70,583,083	398,228
NAV and offering price per share	$18.42	$8.26	$10.96	$19.65
Net assets consist of:
Capital paid-in	$20,697,217	$692,339,447	$1,259,768,606	$8,330,854
Undistributed (Over-distribution of) net investment income	(471,513)	2,281,412	14,977,584	(6,935)
Accumulated net realized gain (loss)	(166,086)	(30,501,514)	(43,620,250)	(104,404)
Net unrealized appreciation (depreciation)	(1,240,223)	(41,774,244)	(25,897,851)	(65,899)
Net assets	$18,819,395	$622,345,101	$1,205,228,089	$8,153,616
Authorized shares – per class	Unlimited	2 billion	2 billion	Unlimited
Par value per share	$0.01	$0.0001	$0.0001	$0.01

(2)	Class R6 Shares for Strategic Income were established and commenced operations on January 20, 2015.

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of

Operations	Year Ended June 30, 2015

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Investment Income
Dividend income (net of foreign tax withheld of $—, $7,178, $— and $—, respectively)	$25,240	$3,653,838	$1,518,603	$—
Interest income (net of foreign tax withheld of $47, $32,500, $20,748 and $—, respectively)	905,292	54,780,785	53,315,647	370,146
Securities lending income, net	—	778,804	425,088	—
Total investment income	930,532	59,213,427	55,259,338	370,146
Expenses
Management fees	112,425	4,546,123	5,525,523	47,626
12b-1 service fees – Class A Shares	3,894	412,570	557,617	367
12b-1 distribution and service fees – Class C Shares	2,027	635,392	862,322	627
12b-1 distribution and service fees – Class R3 Shares	243	5,739	47,650	—
Shareholder servicing agent fees	2,799	599,568	737,120	714
Custodian fees	64,452	378,662	350,127	22,776
Directors/Trustees fees	868	25,370	32,599	331
Professional fees	44,470	106,988	123,161	15,805
Shareholder reporting expenses	23,084	73,402	170,571	5,071
Federal and state registration fees	50,550	74,110	172,287	17,032
Other	14,168	29,793	34,731	6,915
Total expenses before fee waiver/expense reimbursement	318,980	6,887,717	8,613,708	117,264
Fee waiver/expense reimbursement	(170,497)	—	(992,944)	(61,661)
Net expenses	148,483	6,887,717	7,620,764	55,603
Net investment income (loss)	782,049	52,325,710	47,638,574	314,543
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(326,542)	(34,123,226)	(9,317,210)	3,619
Forward foreign currency exchange contracts	(250,808)	13,219,277	18,051,609	—
Futures contracts	(182,445)	(578,896)	(6,149,196)	(106,378)
Swaps	13,589	(1,827,472)	(863,146)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,418,081)	(73,863,867)	(56,122,617)	(212,989)
Forward foreign currency exchange contracts	(103,660)	146,922	790,473	—
Futures contracts	13,462	(352,543)	(495,755)	44,447
Swaps	(28,185)	320,392	(1,179,760)	—
Net realized and unrealized gain (loss)	(2,282,670)	(97,059,413)	(55,285,602)	(271,301)
Net increase (decrease) in net assets from operations	$(1,500,621)	$(44,733,703)	$(7,647,028)	$43,242

See accompanying notes to financial statements.

94	Nuveen Investments

Statement of

Changes in Net Assets

	Global Total Return Bond		High Income Bond
	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/15	Year Ended 6/30/14
Operations
Net investment income (loss)	$782,049	$797,824	$52,325,710	$54,450,944
Net realized gain (loss) from:
Investments and foreign currency	(326,542)	275,982	(34,123,226)	10,688,684
Forward foreign currency exchange contracts	(250,808)	(355,340)	13,219,277	(869,241)
Futures contracts	(182,445)	6,740	(578,896)	(77,978)
Options purchased	—	(15,802)	—	—
Swaps	13,589	80,592	(1,827,472)	(2,055,236)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,418,081)	693,937	(73,863,867)	41,655,840
Forward foreign currency exchange contracts	(103,660)	76,850	146,922	183,932
Futures contracts	13,462	(44,565)	(352,543)	(720,436)
Options purchased	—	4,270	—	—
Swaps	(28,185)	(22,510)	320,392	(571,182)
Net increase (decrease) in net assets from operations	(1,500,621)	1,497,978	(44,733,703)	102,685,327
Distributions to Shareholders
From net investment income:
Class A Shares	(64,249)	(41,491)	(10,263,959)	(11,488,067)
Class C Shares	(6,623)	(4,753)	(3,494,239)	(4,133,973)
Class R3 Shares	(1,868)	(1,637)	(68,691)	(57,707)
Class R6 Shares	—	—	—	—
Class I Shares	(798,173)	(689,699)	(37,801,973)	(40,883,363)
From accumulated net realized gains:
Class A Shares	(20,483)	(15,286)	(1,298,112)	(3,748,641)
Class C Shares	(2,560)	(2,340)	(551,922)	(1,550,786)
Class R3 Shares	(670)	(762)	(10,919)	(18,187)
Class R6 Shares	—	—	—	—
Class I Shares	(250,904)	(279,368)	(5,141,766)	(12,406,397)
Decrease in net assets from distributions to shareholders	(1,145,530)	(1,035,336)	(58,631,581)	(74,287,121)
Fund Share Transactions
Proceeds from sale of shares	1,078,129	3,495,146	477,217,806	544,164,005
Proceeds from shares issued to shareholders due to reinvestment of distributions	364,059	290,859	25,563,889	32,009,771
	1,442,188	3,786,005	502,781,695	576,173,776
Cost of shares redeemed	(688,048)	(1,174,138)	(779,613,360)	(308,712,801)
Net increase (decrease) in net assets from Fund share transactions	754,140	2,611,867	(276,831,665)	267,460,975
Net increase (decrease) in net assets	(1,892,011)	3,074,509	(380,196,949)	295,859,181
Net assets at the beginning of period	20,711,406	17,636,897	1,002,542,050	706,682,869
Net assets at the end of period	$18,819,395	$20,711,406	$622,345,101	$1,002,542,050
Undistributed (Over-distribution of) net investment income at the end of period	$(471,513)	$219,048	$2,281,412	$(5,000,570)

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of Changes in Net Assets (continued)

	Strategic Income		U.S. Infrastructure Bond
	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/15	Period 5/12/14 (commencement of operations) through 6/30/14
Operations
Net investment income (loss)	$47,638,574	$32,370,172	$314,543	$33,999
Net realized gain (loss) from:
Investments and foreign currency	(9,317,210)	7,067,274	3,619	459
Forward foreign currency exchange contracts	18,051,609	(3,086,868)	—	—
Futures contracts	(6,149,196)	(192,845)	(106,378)	—
Options purchased	—	(81,130)	—	—
Swaps	(863,146)	1,328,009	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(56,122,617)	33,944,503	(212,989)	117,794
Forward foreign currency exchange contracts	790,473	1,021,813	—	—
Futures contracts	(495,755)	(955,534)	44,447	(15,151)
Options purchased	—	81,130	—	—
Swaps	(1,179,760)	(3,796,978)	—	—
Net increase (decrease) in net assets from operations	(7,647,028)	67,699,546	43,242	137,101
Distributions to Shareholders
From net investment income:
Class A Shares	(10,648,005)	(4,217,324)	(6,013)	(163)
Class C Shares	(3,444,106)	(1,540,102)	(2,019)	(130)
Class R3 Shares	(433,800)	(167,160)	—	—
Class R6 Shares(1)	(447,293)	—	—	—
Class I Shares	(37,555,701)	(27,194,188)	(325,689)	(23,805)
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(52,528,905)	(33,118,774)	(333,721)	(24,098)
Fund Share Transactions
Proceeds from sale of shares	804,277,621	318,782,287	1,695,746	7,000,500
Proceeds from shares issued to shareholders due to reinvestment of distributions	26,744,855	12,232,390	27,419	—
	831,022,476	331,014,677	1,723,165	7,000,500
Cost of shares redeemed	(359,677,544)	(200,728,971)	(392,069)	(504)
Net increase (decrease) in net assets from Fund share transactions	471,344,932	130,285,706	1,331,096	6,999,996
Net increase (decrease) in net assets	411,168,999	164,866,478	1,040,617	7,112,999
Net assets at the beginning of period	794,059,090	629,192,612	7,112,999	—
Net assets at the end of period	$1,205,228,089	$794,059,090	$8,153,616	$7,112,999
Undistributed (Over-distribution of) net investment income at the end of period	$14,977,584	$9,747,103	$(6,935)	$10,036

(1)	Class R6 Shares were established and commenced operations on January 20, 2015.

See accompanying notes to financial statements.

96	Nuveen Investments

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Nuveen Investments	97

Financial

Highlights

Global Total Return Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/11)
2015	$20.97	$0.73	$(2.26)	$(1.53)	$(0.82)	$(0.27)	$(1.09)	$18.35
2014	20.54	0.79	0.68	1.47	(0.73)	(0.31)	(1.04)	20.97
2013	21.19	0.72	(0.14)	0.58	(0.86)	(0.37)	(1.23)	20.54
2012(d)	20.00	0.41	1.07	1.48	(0.29)	—	(0.29)	21.19
Class C (12/11)
2015	21.04	0.58	(2.26)	(1.68)	(0.65)	(0.27)	(0.92)	18.44
2014	20.58	0.63	0.70	1.33	(0.56)	(0.31)	(0.87)	21.04
2013	21.18	0.56	(0.10)	0.46	(0.69)	(0.37)	(1.06)	20.58
2012(d)	20.00	0.29	1.13	1.42	(0.24)	—	(0.24)	21.18
Class R3 (12/11)
2015	21.03	0.68	(2.27)	(1.59)	(0.76)	(0.27)	(1.03)	18.41
2014	20.58	0.74	0.69	1.43	(0.67)	(0.31)	(0.98)	21.03
2013	21.20	0.66	(0.11)	0.55	(0.80)	(0.37)	(1.17)	20.58
2012(d)	20.00	0.35	1.13	1.48	(0.28)	—	(0.28)	21.20
Class I (12/11)
2015	21.05	0.78	(2.27)	(1.49)	(0.87)	(0.27)	(1.14)	18.42
2014	20.61	0.84	0.69	1.53	(0.78)	(0.31)	(1.09)	21.05
2013	21.23	0.77	(0.11)	0.66	(0.91)	(0.37)	(1.28)	20.61
2012(d)	20.00	0.42	1.12	1.54	(0.31)	—	(0.31)	21.23

98	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(7.45)%	$1,612	1.82%		2.85%		0.96%		3.71%		89%
7.45	1,378	2.03		2.81		0.97		3.87		109
2.47	1,037	2.16		2.10		0.97		3.29		176
7.42	310	2.44	*	1.99	*	0.98	*	3.46	*	116

(8.15)	204	2.57		2.11		1.71		2.96		89
6.74	204	2.77		2.06		1.72		3.11		109
1.94	158	2.99		1.29		1.72		2.56		176
7.10	53	2.74	*	1.41	*	1.72	*	2.42	*	116

(7.72)	45	2.07		2.60		1.21		3.46		89
7.26	51	2.26		2.57		1.22		3.61		109
2.34	50	2.31		1.91		1.22		3.00		176
7.38	53	2.24	*	1.91	*	1.23	*	2.92	*	116

(7.26)	16,958	1.57		3.10		0.71		3.95		89
7.76	19,078	1.77		3.09		0.72		4.13		109
2.86	16,392	1.81		2.41		0.72		3.50		176
7.71	14,767	1.74	*	2.41	*	0.73	*	3.42	*	116

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 2, 2011 (commencement of operations) through June 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/01)
2015	$9.29	$0.55	$(1.00)	$(0.45)	$(0.54)	$(0.07)	$(0.61)	$8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
2012	9.05	0.69	(0.38)	0.31	(0.69)	(0.03)	(0.72)	8.64
2011	8.28	0.67	0.76	1.43	(0.66)	—	(0.66)	9.05
Class C (8/01)
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
2012	9.01	0.63	(0.37)	0.26	(0.62)	(0.03)	(0.65)	8.62
2011	8.25	0.60	0.75	1.35	(0.59)	—	(0.59)	9.01
Class R3 (9/01)
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
2012	9.23	0.67	(0.38)	0.29	(0.68)	(0.03)	(0.71)	8.81
2011	8.44	0.66	0.77	1.43	(0.64)	—	(0.64)	9.23
Class I (8/01)
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
2012	9.05	0.71	(0.37)	0.34	(0.71)	(0.03)	(0.74)	8.65
2011	8.29	0.69	0.75	1.44	(0.68)	—	(0.68)	9.05

100	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(4.82)%	$119,535	0.97%	6.31%	0.97%	6.31%	80%
12.88	209,830	0.95	6.37	0.95	6.37	85
11.99	141,132	0.94	6.92	0.94	6.92	133
3.76	92,018	1.06	7.98	1.04	7.99	124
17.61	30,984	1.22	7.38	1.10	7.50	130

(5.45)	55,409	1.72	5.62	1.72	5.62	80
11.98	71,974	1.70	5.64	1.70	5.64	85
11.33	67,466	1.70	6.21	1.70	6.21	133
3.18	48,667	1.80	7.26	1.79	7.27	124
16.67	9,792	1.97	6.64	1.85	6.76	130

(5.07)	995	1.21	6.03	1.21	6.03	80
12.65	1,099	1.20	6.09	1.20	6.09	85
11.79	697	1.19	6.69	1.19	6.69	133
3.46	615	1.31	7.66	1.29	7.68	124
17.28	309	1.47	7.12	1.35	7.25	130

(4.55)	446,406	0.72	6.56	0.72	6.56	80
13.15	719,640	0.71	6.61	0.71	6.61	85
12.39	495,863	0.70	7.24	0.70	7.24	133
4.15	465,299	0.84	8.19	0.80	8.23	124
17.77	460,785	0.97	7.63	0.85	7.75	130

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of October 31, 2013, the Adviser is no longer reimbursing the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	101

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/00)
2015	$11.60	$0.49	$(0.58)	$(0.09)	$(0.54)	$—	$(0.54)	$10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	(0.49)	11.02
2012	10.72	0.44	0.10	0.54	(0.43)	—	(0.43)	10.83
2011	10.27	0.43	0.45	0.88	(0.43)	—	(0.43)	10.72
Class C (2/00)
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	(0.41)	10.94
2012	10.65	0.36	0.09	0.45	(0.34)	—	(0.34)	10.76
2011	10.20	0.35	0.44	0.79	(0.34)	—	(0.34)	10.65
Class R3 (9/01)
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	(0.47)	11.05
2012	10.77	0.41	0.10	0.51	(0.40)	—	(0.40)	10.88
2011	10.31	0.41	0.45	0.86	(0.40)	—	(0.40)	10.77
Class R6 (1/15)
2015(f)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	(0.25)	10.96
Class I (2/00)
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	(0.52)	11.01
2012	10.71	0.45	0.12	0.57	(0.45)	—	(0.45)	10.83
2011	10.26	0.46	0.44	0.90	(0.45)	—	(0.45)	10.71

102	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)(e)

(0.80)%	$288,080	0.92%		4.25%		0.82%		4.34%		47%
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69
5.14	52,802	0.93		4.01		0.85		4.10		199
8.69	25,045	1.05		3.93		0.88		4.10		98

(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69
4.32	31,085	1.67		3.30		1.60		3.37		199
7.85	8,092	1.80		3.22		1.73		3.29		98

(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69
4.83	1,903	1.19		3.73		1.12		3.80		199
8.40	1,020	1.29		3.73		1.23		3.79		98

(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69
5.35	534,608	0.69		4.19		0.63		4.26		199
8.99	615,107	0.80		4.22		0.73		4.29		98

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For fiscal years beginning after June 30, 2011, the Fund will no longer exclude dollar roll transactions, where applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial Highlights (continued)

U.S. Infrastructure Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/14)
2015	$20.32	$0.78	$(0.63)	$0.15	$(0.82)	$—	$(0.82)	$19.65
2014(d)	20.00	0.09	0.30	0.39	(0.07)	—	(0.07)	20.32
Class C (5/14)
2015	20.31	0.62	(0.62)	—	(0.66)	—	(0.66)	19.65
2014(d)	20.00	0.07	0.29	0.36	(0.05)	—	(0.05)	20.31
Class I (5/14)
2015	20.32	0.83	(0.62)	0.21	(0.88)	—	(0.88)	19.65
2014(d)	20.00	0.10	0.29	0.39	(0.07)	—	(0.07)	20.32

104	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.70%	$255	1.79%		3.04%		0.95%		3.87%		15%
1.93	51	3.46	*	0.77	*	0.96	*	3.27	*	4

(0.03)	73	2.51		2.27		1.70		3.08		15
1.81	51	4.20	*	0.03	*	1.71	*	2.52	*	4

0.96	7,825	1.50		3.27		0.70		4.07		15
1.95	7,011	3.20	*	1.03	*	0.71	*	3.52	*	4

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 12, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	105

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. and Nuveen Investment Trust (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Funds, Inc. is comprised of the Nuveen High Income Bond Fund (“High Income Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) and Nuveen Investment Trust is comprised of the Nuveen Global Total Return Bond Fund (“Global Total Return Bond”) and Nuveen U.S. Infrastructure Bond Fund (“U.S. Infrastructure Bond”) formerly Nuveen U.S. Infrastructure Income Fund (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. Nuveen Investment Funds, Inc. was incorporated in the state of Maryland on August 20, 1987. Nuveen Investment Trust was organized as a Massachusetts business trust in May 6, 1996.

The end of the reporting period for the Funds is June 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Total Return Bond

Global Total Return Bond’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes, in bonds from issuers located around the world. The bonds in which the Fund may invest may be of any maturity and include: debt obligations of foreign governments; domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations; U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities); residential and commercial mortgage-backed securities; and asset-backed securities.

Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. issuers and is invested in issuers located in at least three countries (including the U.S.). The Fund may invest in debt obligations issued by governmental and corporate issuers located in emerging markets countries.

The Fund invests in securities that are U.S. dollar-denominated and in securities that are denominated in foreign currencies. As described in more detail below, the Fund may utilize various currency-related derivatives in an effort to enhance the Fund’s total return or to manage risk.

Up to 30% of the Fund’s net assets may be invested in securities rated lower than investment grade or in unrated securities of comparable quality as determined by the Sub-Adviser (such securities commonly referred to as “high yield” securities or “junk” bonds). If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

106	Nuveen Investments

High Income Bond

High Income Bond’s investment objective is to provide investors with a high level of current income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated lower than investment grade at the time of purchase or in unrated bonds of comparable quality (securities commonly referred to as “high-yield” securities or “junk” bonds). These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets in fixed and floating rate loans, including senior loans and secured and unsecured junior loans. The Fund may invest in exchange-traded funds (“ETFs”), closed-end funds and other investment companies.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the Fund.

The Fund may invest without limitation in debt obligations of foreign corporations and governments, provided that no more than 20% of the Fund’s total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies, and the potential for rapid economic growth, provided that no issuer included in the Fund’s current benchmark index will be considered to be located in an emerging market country.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; swap agreements, including interest rate swaps, currency swaps, total return swaps, and credit default swaps; and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

Strategic Income

Strategic Income’s investment objective is to provide investors with total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in debt securities, including U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), residential and commercial mortgage-backed securities, asset-backed securities, domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations and debt obligations of foreign governments. The Fund may invest in fixed and floating rate loans, including senior loans and secured and unsecured junior loans, in an amount not to exceed 20% of the Fund’s net assets and municipal securities in an amount not to exceed 20% of net assets.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated debt obligations of foreign corporations and governments, including debt obligations issued by governmental and corporate issuers that are located in emerging market countries. The Fund may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The Fund may invest up to 50% of its total assets in securities rated lower than investment grade or unrated securities of comparable quality as determined by the Sub-Adviser (securities commonly referred to as “high yield” securities or “junk” bonds). The Fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of comparable quality as determined by the Sub-Adviser. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the Fund is not required to sell the security, but may consider doing so. Unrated securities will not exceed 25% of the Fund’s total assets.

To generate additional income, the Fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

Under normal market conditions the Fund attempts to maintain a weighted average effective maturity for its portfolio securities of fifteen years or less and an average effective duration of three to eight years. The Fund’s weighted average effective maturity and average effective duration are measures of how the value of the Fund’s shares may react to interest rate changes.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The Fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. The Fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Nuveen Investments	107

Notes to Financial Statements (continued)

U.S. Infrastructure Bond

Effective February 28, 2015, the Nuveen U.S. Infrastructure Income Fund was renamed the Nuveen U.S. Infrastructure Bond Fund. U.S. Infrastructure Bond’s investment objective is to seek current income consistent with limited risk to capital. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in infrastructure-related debt securities of U.S. issuers. Such securities include taxable and tax-exempt municipal bonds issued to finance the ownership, development, construction, renovation or operation of infrastructure assets and debt securities issued by, or loans issued to, infrastructure-related companies, which include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Infrastructure assets are the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, schools, government accommodations and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Municipal bonds in which the Fund invests include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam). The Fund may invest in all types of municipal bonds including general obligation bonds, revenue bonds and participation interests in municipal leases. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund does not seek to provide income exempt from federal income tax. The Fund may invest in both taxable and tax-exempt municipal bonds. The Fund does not anticipate investing in tax-exempt bonds to the extent that its dividends will qualify as “exempt-interest dividends” and, as a result, it is expected that the Fund’s dividends will be taxable.

Other debt securities in which the Fund may invest include corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations, fixed and floating rate loans, including senior loans and secured and unsecured junior loans. For the period July 1, 2014 through February 28, 2015, the Fund may have invested in convertible bonds and preferred securities.

The Fund may invest up to 20% of its total assets in debt obligations of non-U.S. issuers, including debt obligations issued by issuers that are located in emerging market countries.

The Fund may invest up to 40% of its net assets in securities rated below investment grade or, if unrated, judged by the Sub-Adviser to be of comparable quality. Such securities are commonly referred to as “high yield” securities or “junk” bonds.

The Fund is not subject to any formal restrictions on its average portfolio maturity or duration, or on the duration or maturity of the individual securities in which it invests. However, the Fund generally invests in longer term bonds which are more sensitive to interest rate risk.

The Fund may invest up to 15% of its net assets in securities whose interest payments vary inversely with changes in short-term interest rates (“inverse floaters”). Inverse floaters are derivative securities that provide leveraged exposure to underlying bonds. The Fund’s investments in inverse floaters are designed to increase the Fund’s income and returns through this leveraged exposure. These investments are speculative, however, and also create the possibility that income and returns will be diminished.

The Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; options on foreign currencies; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The Fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the OTC market. The Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

Strategic Income began offering Class R6 Shares on January 20, 2015.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

108	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$722,113	$2,959,500	$9,225,000

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects pay down gains and losses, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as a component of “Interest income” on the Statement of Operations. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other

Nuveen Investments	109

Notes to Financial Statements (continued)

parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements (Global Total Return Bond and U.S. Infrastructure Bond only), International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAV on valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of forward foreign currency exchange contracts and swap contracts are also priced by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (NYSE) is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the

110	Nuveen Investments

Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the OTC market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Total Return Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$83,400	$—	$—		$83,400
$25 Par (or similar) Retail Preferred	315,301	—	—		315,301
Corporate Bonds**	—	9,664,256	—	****	9,664,256
Convertible Bonds	—	21,248	—		21,248
$1,000 Par (or similar) Institutional Preferred	—	912,743	—		912,743
Asset-Backed and Mortgage-Backed Securities	—	901,573	—		901,573
Sovereign Debt	—	6,657,637	—		6,657,637
Short-Term Investments:
Repurchase Agreements	—	802,879	—		802,879
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	(107,228)	—		(107,228)
Interest Rate Swaps***	—	(1,248)	—		(1,248)
Futures Contracts***	22,821	—	—		22,821
Total	$421,522	$18,851,860	$—	****	$19,273,382
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for a breakdown of these securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Value equals zero as of the end of the reporting period.

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Notes to Financial Statements (continued)

High Income Bond	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$4,653,995	$74,176	$63,795		$4,791,966
Exchange-Traded Funds	6,947,510	—	—		6,947,510
Convertible Preferred Securities	5,020,635	—	—		5,020,635
Variable Rate Senior Loan Interests	—	32,478,218	—		32,478,218
$25 Par (or similar) Retail Preferred	30,366,462	—	—		30,366,462
Corporate Bonds**	—	499,954,663	—	****	499,954,663
Convertible Bonds	—	1,996,638	—		1,996,638
$1,000 Par (or similar) Institutional Preferred	—	26,814,619	—		26,814,619
Asset-Backed Securities	—	1,363	—		1,363
Investment Companies	13,112,589	—	—		13,112,589
Warrants**	—	335	9,962		10,297
Investments Purchased with Collateral from Securities Lending	104,213,543	—	—		104,213,543
Short-Term Investments:
Money Market Funds	6,916,507	—	—		6,916,507
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	173,118	—		173,118
Interest Rate Swaps***	—	(250,790)	—		(250,790)
Futures Contracts***	(275,517)	—	—		(275,517)
Total	$170,955,724	$561,242,340	$73,757		$732,271,821

Strategic Income
Long-Term Investments*:
Common Stocks**	$—	$—	$5,993		$5,993
Convertible Preferred Securities	1,199,100	—	—		1,199,100
Variable Rate Senior Loan Interests	—	16,275,904	—		16,275,904
$25 Par (or similar) Retail Preferred**	19,114,255	4,194,400	—		23,308,655
Corporate Bonds**	—	865,906,028	—	****	865,906,028
$1,000 Par (or similar) Institutional Preferred	—	84,677,348	—		84,677,348
Asset-Backed and Mortgage-Backed Securities	—	59,206,876	—		59,206,876
Investment Companies	774,520	—	—		774,520
Sovereign Debt	—	126,083,140	—		126,083,140
Investments Purchased with Collateral from Securities Lending	146,196,005	—	—		146,196,005
Short-Term Investments:
Money Market Funds	18,215,453	—	—		18,215,453
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts***	—	607,260	—		607,260
Interest Rate Swaps***	—	(1,829,614)	—		(1,829,614)
Futures Contracts***	(403,781)	—	—		(403,781)
Total	$185,095,552	$1,155,121,342	$5,993		$1,340,222,887

U.S. Infrastructure Bond
Long-Term Investments*:
Corporate Bonds	$—	$3,007,361	$—		$3,007,361
Municipal Bonds	—	4,999,259	—		4,999,259
Investments in Derivatives:
Futures Contracts***	29,296	—	—		29,296
Total	$29,296	$8,006,620	$—		$8,035,916
*	Refer to the Fund’s Portfolio of Investments for industry, state and country classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for a breakdown of these securities classified as Level 2 and/or Level 3, where applicable.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Value equals zero as of the end of the reporting period.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

112	Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Global Total Return Bond’s investments in non-U.S. securities were as follows:

Global Total Return Bond	Value	% of Net Assets
Country:
Mexico	$2,796,261	14.9%
United Kingdom	1,447,713	7.7
South Africa	1,275,852	6.8
France	692,849	3.7
Australia	602,239	3.2
Poland	576,014	3.1
Canada	460,347	2.4
China	408,639	2.2
Hungary	338,376	1.8
Germany	296,451	1.6
Brazil	280,936	1.5
Other countries	3,626,901	19.2
Total non-U.S. securities	$12,802,578	68.1%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments

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Notes to Financial Statements (continued)

and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

Global Total Return Bond and U.S. Infrastructure Bond are authorized to invest in repurchase agreements. In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Total Return Bond	Fixed Income Clearing Corporation	$802,879	$(802,879)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Securities Lending

In order to generate additional income, High Income Bond and Strategic Income may lend securities representing up to one-third of the value of each Fund’s total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. Each Fund’s policy is to receive cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Collateral from securities lending program” on the Statement of Assets and Liabilities. The adequacy of the collateral is monitored on a daily basis. If the value of the securities on loan increases, such that the level of collateralization falls below 100%, additional collateral is received from the borrower, which is recognized as “Due from broker” on the Statement of Assets and Liabilities, when applicable. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

The custodian for these Funds serves as their securities lending agent. Each Fund pays the custodian a fee based on the Fund’s proportional share of the custodian’s expense of operating its securities lending program. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities.

The following table presents the securities out on loan for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those securities.

Fund	Counterparty	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
High Income Bond	U.S. Bank National Association	$94,391,235	$(94,391,235)	$—
Strategic Income	U.S. Bank National Association	139,053,010	(139,053,010)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

Income from securities lending, net of fees paid, is recognized on the Statement of Operations as “Securities lending income, net.” Securities lending fees paid by each Fund during the current fiscal period, were as follows:

	High Income Bond	Strategic Income
Securities lending fees paid	$135,620	$74,734

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivatives. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

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Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contract”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts, (net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in forward foreign currency exchange contracts. Global Total Return Bond used foreign currency exchange contracts to gain exposure to selected foreign currencies, and in some cases, to hedge the currency risk present in a foreign bond. High Income Bond and Strategic Income used forward foreign currency exchange contracts to manage foreign currency exposure. For example, High Income Bond and Strategic Income may reduce unwanted currency exposure from their portfolios, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$17,917,867	$71,279,930	$322,037,420
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$35,622	Unrealized depreciation on forward foreign currency exchange contracts, net	$(203,577)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(2,328)	Unrealized depreciation on forward foreign currency exchange contracts, net	63,055

Total			$33,294		$(140,522)

Nuveen Investments	115

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Income Bond

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$303,964	—	$—
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(130,846)	—	—

Total			$173,118		$—

Strategic Income

Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	$2,460,107	Unrealized depreciation on forward foreign currency exchange contracts, net	$(710,998)
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts, net	(1,141,849)	—	—

Total			$1,318,258		$(710,998)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	Bank of America	$39,139	$(61,700)	$39,139	$(22,561)	$—	$(22,561)
	Citigroup	18,662	(26,403)	18,662	(7,741)	—	(7,741)
	Credit Suisse	1,240	(6,540)	1,240	(5,300)	—	(5,300)
	Deutsche Bank	32,073	—	—	32,073	—	32,073
	Goldman Sachs	3,549	(2,328)	(2,328)	1,221	—	1,221
	Morgan Stanley	4,014	(108,934)	4,014	(104,920)	—	(104,920)
Total		$98,677	$(205,905)	$60,727	$(107,228)	$—	$(107,228)
High Income Bond
	Bank of America	$8,234	$—	$—	$8,234	$—	$8,234
	Citigroup	124,584	(40,997)	(40,997)	83,587	—	83,587
	Goldman Sachs	171,146	(89,849)	(89,849)	81,297	—	81,297
Total		$303,964	$(130,846)	$(130,846)	$173,118	$—	$173,118
Strategic Income
	Bank of America	$652,980	$(614,656)	$(614,656)	$38,324	$—	$38,324
	Citigroup	894,624	(125,917)	(125,917)	768,707	(530,000)	238,707
	Deutsche Bank	758,702	(401,276)	(401,276)	357,426	(310,000)	47,426
	Goldman Sachs	74,936	—	—	74,936	—	74,936
	Morgan Stanley	—	(710,998)	—	(710,998)	465,000	(245,998)
	Nomura Securities	17,630	—	—	17,630	—	17,630
	UBS	61,235	—	—	61,235	—	61,235
Total		$2,460,107	$(1,852,847)	$(1,141,849)	$607,260	$(375,000)	$232,260
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Global Total Return Bond	Foreign currency exchange rate	Forward contracts	$(250,808)	$(103,660)
High Income Bond	Foreign currency exchange rate	Forward contracts	13,219,277	146,922
Strategic Income	Foreign currency exchange rate	Forward contracts	18,051,609	790,473

116	Nuveen Investments

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each of the Funds invested in futures contracts. Global Total Return Bond and Strategic Income used U.S. Treasury and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure; using selected foreign bond futures to actively manage exposure to those markets. High Income Bond used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. U.S. Infrastructure Bond shorted U.S. Treasury futures to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Average notional amount of futures contracts outstanding*	$5,911,491	$28,376,728	$230,843,602	$1,363,850
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Global Total Return Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$23,117	—	$—
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(296)	—	—
Total			$22,821		$—

High Income Bond

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(275,517)

Strategic Income

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$891,202	Payable for variation margin on futures contracts*	$(1,256,892)
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	(38,091)	—	—
Total			$853,111		$(1,256,892)

Nuveen Investments	117

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
U.S. Infrastructure Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$29,296	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Global Total Return Bond	Interest rate	Futures contracts	$(182,445)	$13,462
High Income Bond	Interest rate	Futures contracts	(578,896)	(352,543)
Strategic Income	Interest rate	Futures contracts	(6,149,196)	(495,755)
U.S. Infrastructure Bond	Interest rate	Futures contracts	(106,378)	44,447

Interest Rate Swaps

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$600,000	$40,800,000	$100,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

118	Nuveen Investments

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Global Total Return Bond, High Income Bond and Strategic Income invested in credit default swap contracts. Global Total Return Bond and Strategic Income used High Yield CDX swaps as a way to take on credit risk and earn a commensurate credit spread. High Income Bond used High Yield CDX swaps to partially hedge broad high yield market exposure.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Global Total Return Bond	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$79,200	$21,780,000	$15,127,600
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Global Total Return Bond
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation on interest rate swaps**	$(1,248)

High Income Bond
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$(346,790)	—	$—
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	96,000	—	—
Total			$(250,790)		$—

Nuveen Investments	119

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure		Location	Value	Location	Value
Strategic Income
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	$161,685	—	$—
Interest Rate	Swaps (Exchange-Cleared)	Receivable for variation margin on swap contracts*	(1,812,151)	—	—
Interest Rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps, net**	(203,013)
Interest Rate	Swaps (OTC)	—	—	Unrealized depreciation on interest rate swaps, net**	23,865
Total			$(1,650,466)		$(179,148)
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative appreciation (depreciation) presented above.

The following table presents the swap contacts, which are subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Global Total Return Bond
	JPMorgan	$—	$(1,248)	$—	$(1,248)	$—	$(1,248)
Strategic Income
	JPMorgan	$23,865	$(203,013)	$23,865	$(179,148)	$20,000	$(159,148)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Global Total Return Bond
	Credit	Swaps	$6,366	$—
	Interest rate	Swaps	7,223	(28,185)
Total			$13,589	$(28,185)
High Income Bond
	Credit	Swaps	$(1,333,815)	$301,627
	Interest rate	Swaps	(493,657)	18,765
Total			$(1,827,472)	$320,392
Strategic Income
	Credit	Swaps	$1,059,885	$—
	Interest rate	Swaps	(1,923,031)	(1,179,760)
Total			$(863,146)	$(1,179,760)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

120	Nuveen Investments

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/15		Year Ended 6/30/14
Global Total Return Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	33,410	$663,020	32,064	$647,508
Class C	3,771	75,939	2,561	51,759
Class R3	—	—	—	—
Class I	17,049	339,170	135,898	2,795,879
Shares issued to shareholders due to reinvestment of distributions:
Class A	4,268	83,527	2,747	55,686
Class C	360	7,063	251	5,092
Class R3	9	168	7	151
Class I	13,892	273,301	11,324	229,930
	72,759	1,442,188	184,852	3,786,005
Shares redeemed:
Class A	(15,528)	(302,329)	(19,617)	(401,764)
Class C	(2,786)	(56,510)	(770)	(15,455)
Class R3	—	(2)	—	—
Class I	(16,704)	(329,207)	(36,367)	(756,919)
	(35,018)	(688,048)	(56,754)	(1,174,138)
Net increase (decrease)	37,741	$754,140	128,098	$2,611,867

	Year Ended 6/30/15		Year Ended 6/30/14
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,579,913	$179,760,260	14,494,390	$132,162,411
Class A – automatic conversion of Class B Shares	—	—	88,915	826,694
Class B – exchanges	—	—	3,885	35,313
Class C	1,237,977	10,700,119	2,489,184	22,649,986
Class R3	57,519	514,788	79,740	742,363
Class I	32,641,176	286,242,639	42,439,856	387,747,238
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,136,540	9,756,311	1,411,539	12,846,739
Class B	—	—	10,090	91,136
Class C	380,202	3,252,087	505,346	4,585,469
Class R3	7,898	69,117	6,442	59,876
Class I	1,453,361	12,486,374	1,581,856	14,426,551
	57,494,586	502,781,695	63,111,243	576,173,776
Shares redeemed:
Class A	(29,786,857)	(259,748,690)	(9,096,635)	(82,834,295)
Class B	—	—	(94,861)	(863,612)
Class B – automatic conversion to Class A Shares	—	—	(89,394)	(826,694)
Class C	(2,641,731)	(22,651,623)	(2,745,982)	(24,972,705)
Class R3	(62,900)	(537,346)	(46,274)	(432,632)
Class I	(57,301,772)	(496,675,701)	(21,745,368)	(198,782,863)
	(89,793,260)	(779,613,360)	(33,818,514)	(308,712,801)
Net increase (decrease)	(32,298,674)	$(276,831,665)	29,292,729	$267,460,975

Nuveen Investments	121

Notes to Financial Statements (continued)

	Year Ended 6/30/15		Year Ended 6/30/14
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	22,233,359	$252,302,027	6,807,287	$77,145,009
Class A – automatic conversion of Class B Shares	—	—	76,185	881,815
Class B – exchanges	—	—	5,178	56,981
Class C	6,832,580	77,016,680	1,865,289	20,993,661
Class R3	930,153	10,536,994	313,904	3,562,838
Class R6	1,927,736	21,625,297	—	—
Class I	39,093,277	442,796,623	19,152,870	216,141,983
Shares issued to shareholders due to reinvestment of distributions:
Class A	874,773	9,870,223	323,227	3,647,943
Class B	—	—	3,772	42,022
Class C	247,639	2,777,282	107,640	1,205,845
Class R3	31,479	356,678	14,015	158,616
Class R6	33,785	377,964	—	—
Class I	1,184,390	13,362,708	637,344	7,177,964
	73,389,171	831,022,476	29,306,711	331,014,677
Shares redeemed:
Class A	(7,902,380)	(89,477,691)	(2,719,218)	(30,498,573)
Class B	—	—	(68,173)	(760,354)
Class B – automatic conversion to Class A Shares	—	—	(76,583)	(881,815)
Class C	(1,125,835)	(12,594,984)	(988,539)	(10,984,313)
Class R3	(304,433)	(3,451,611)	(135,481)	(1,526,676)
Class R6	(91,956)	(1,035,000)	—	—
Class I	(22,515,883)	(253,118,258)	(13,947,269)	(156,077,240)
	(31,940,487)	(359,677,544)	(17,935,263)	(200,728,971)
Net increase (decrease)	41,448,684	$471,344,932	11,371,448	$130,285,706

	Year Ended 6/30/15		For the period 5/12/14 (commencement of operations) through 6/30/14
U.S. Infrastructure Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,805	$219,867	2,500	$50,000
Class C	1,230	25,000	2,500	50,000
Class I	71,062	1,450,879	345,025	6,900,500
Shares issued to shareholders due to reinvestment of distributions:
Class A	195	3,950	—	—
Class C	18	379	—	—
Class I	1,138	23,090	—	—
	84,448	1,723,165	350,025	7,000,500
Shares redeemed:
Class A	(503)	(10,250)	—	—
Class C	(18)	(379)	—	—
Class I	(18,972)	(381,440)	(25)	(504)
	(19,493)	(392,069)	(25)	(504)
Net increase (decrease)	64,955	$1,331,096	350,000	$6,999,996

122	Nuveen Investments

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Purchases:
Investment securities	$7,842,783	$628,467,801	$796,291,340	$2,378,263
U.S. Government and agency obligations	9,699,548	—	172,268,399	—
Sales and maturities:
Investment securities	$7,588,371	$867,700,725	$302,711,233	$1,170,918
U.S. Government and agency obligations	9,822,783	—	177,686,979	—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Cost of investments	$20,516,939	$774,980,349	$1,366,430,587	$8,127,209
Gross unrealized:
Appreciation	$312,150	$8,554,794	$21,131,427	$47,146
Depreciation	(1,470,052)	(50,910,133)	(45,712,992)	(167,735)
Net unrealized appreciation (depreciation) of investments	$(1,157,902)	$(42,355,339)	$(24,581,565)	$(120,589)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, nondeductible stock issuance costs, distribution reallocation, adjustments for investments in real estate investment trusts, investments in partnerships and foreign currency transactions resulted in reclassifications among the Funds’ components of net assets as of June 30, 2015, the Funds’ tax year end, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Capital paid-in	$—	$2,671	$11,280	$(152)
Undistributed (Over-distribution of) net investment income	(601,697)	6,585,134	10,120,812	2,207
Accumulated net realized gain (loss)	601,697	(6,587,805)	(10,132,092)	(2,055)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Funds’ tax year end, were as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Undistributed net ordinary income[1]	$76,666	$6,128,479	$21,235,649	$47,620
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2015 through June 30, 2015 and paid on July 1, 2015. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

Nuveen Investments	123

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended June 30, 2015 and June 30, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Distributions from net ordinary income[2]	$987,815	$54,503,646	$50,714,515	$328,659
Distributions from net long-term capital gains[3]	156,028	5,641,156	—	—

2014	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Distributions from net ordinary income[2]	$914,394	$66,420,739	$32,566,945	$ —
Distributions from net long-term capital gains	109,476	6,948,022	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]	The Funds hereby designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2015.

As of June 30, 2015, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Global Total Return Bond	Strategic Income	U.S. Infrastructure Bond
Expiration June 30, 2018	$—	$35,110,019	$—
Not subject to expiration	136,207	8,596,300	75,108
Total	$136,207	$43,706,319	$75,108

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Global Total Return Bond	High Income Bond
Post-October capital losses[4]	$—	$29,845,915
Late-year ordinary losses[5]	544,566	—
[4]	Capital losses incurred from November 1, 2014 through June 30, 2015, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through June 30, 2015 and/or specified losses incurred from November 1, 2014 through June 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Total Return Bond Fund-Level Fee	High Income Bond Fund-Level Fee	Strategic Income Fund-Level Fee	U.S. Infrastructure Bond Fund-Level Fee
For the first $125 million	0.4000%	0.4000%	0.3600%	0.4500%
For the next $125 million	0.3875	0.3875	0.3475	0.4375
For the next $250 million	0.3750	0.3750	0.3350	0.4250
For the next $500 million	0.3625	0.3625	0.3225	0.4125
For the next $1 billion	0.3500	0.3500	0.3100	0.4000
For net assets over $2 billion	0.3250	0.3250	0.2850	0.3875

124	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for High Income Bond and Strategic Income, making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Total Return Bond	0.1643%
High Income Bond	0.1887
Strategic Income	0.1821
U.S. Infrastructure Bond	0.1643

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Expense Cap	Expense Cap Expiration Date
Global Total Return Bond	0.75%	October 31, 2016
Strategic Income	0.59	October 31, 2016
U.S. Infrastructure Bond	0.74	October 31, 2017

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enable directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC. (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Sales charges collected (Unaudited)	$7,616	$429,092	$833,206	$6,625
Paid to financial intermediaries (Unaudited)	6,765	385,710	769,669	5,835

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

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Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
Commission advances (Unaudited)	$1,474	$130,764	$1,046,265	$250

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
12b-1 fees retained (Unaudited)	$935	$114,059	$501,411	$535

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Total Return Bond	High Income Bond	Strategic Income	U.S. Infrastructure Bond
CDSC retained (Unaudited)	$33	$33,140	$65,403	$—

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Global Total Return Bond	U.S. Infrastructure Bond
Class A	—	2,500
Class C	2,280	2,500
Class R3	2,280	—
Class I	676,175	345,000

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, High Income Bond utilized $4,769,708 of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

Subsequent to the reporting period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), entered into a 364-day, $2.53 billion credit agreement with a group of lenders, under which the Participating Funds may borrow. This credit agreement replaces the Unsecured Credit Line described above.

The credit agreement expires in July 2016 unless extended or renewed. The credit agreement has the following terms: a fee of 0.15% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

126	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111 U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Bostoxn, MA 02266-8530 (800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	High Income Bond	Strategic Income
%QDI	3%	3%
%DRD	2%	2%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	127

Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Emerging Markets USD Aggregate Bond Index is a hard currency emerging markets debt benchmark that includes fixed and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate emerging market issuers. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Global Aggregate Unhedged Bond Index: An index that provides a broad-based measure of the global investment grade fixed-rate debt markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Pan-European High Yield Index: An unmanaged index that measures the market of non-investment grade, fixed-rate corporate bonds denominated in the following currencies: euro, Pounds sterling, Norwegian krone, Swedish krona, and Swiss franc. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Inclusion is based on the currency of issue, and not the domicile of the issuer. The index excludes emerging market debt. Index returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Barclays Taxable Municipal Aggregate Eligible Index: A rules based, market-value weighted index engineered for the long-term taxable bond market. To be included in the index, the bonds must meet the eligibility requirements of the U.S. Aggregate Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate Investment Grade Index: A broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed rate, non-investment grade debt. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

128	Nuveen Investments

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

Nuveen Investments	129

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) of each Fund (each, a “Board” and each Director or Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the

130	Nuveen Investments

Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to the respective Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

Nuveen Investments	131

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Global Total Return Bond Fund (the “Global Total Return Fund”) and Nuveen U.S. Infrastructure Bond Fund (the “U.S. Infrastructure Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For the Global Total Return Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile for the one- and three-year periods and outperformed its benchmark for such periods.

For Nuveen High Income Bond Fund, the Board noted that, although the Fund ranked in the fourth quartile in its Performance Peer Group in the shorter one-year period, the Fund ranked in the first quartile in the three-year period and second quartile in the five-year period. Although the Fund underperformed its benchmark in the one- and five-year periods, the Fund slightly outperformed its benchmark in the three-year period.

For Nuveen Strategic Income Fund (the “Strategic Income Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods and the second quartile in the five-year period. Although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods.

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For the U.S. Infrastructure Fund, the Board noted that the Fund was new with a performance history that was too short to make a conclusive assessment of its limited performance record.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Funds had a net management fee and a net expense ratio below their peer averages. With respect to the Global Total Return Fund and the U.S. Infrastructure Fund, the Board noted that these Funds did not have a management fee after fee waivers and expense reimbursements for the latest fiscal year.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of

Nuveen Investments	133

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method

134	Nuveen Investments

to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Global Total Return Fund, the Strategic Income Fund and the U.S. Infrastructure Fund through the adoption of temporary expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

136	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

138	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Managing Director and Controller of Nuveen Fund Advisors, LLC and Nuveen Commodities Asset Management, LLC; Managing Director, Treasurer and Controller of Nuveen Asset Management, LLC; Managing Director, Treasurer and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC , Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

Nuveen Investments	139

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

140	Nuveen Investments

Notes

Nuveen Investments	141

Notes

142	Nuveen Investments

Notes

Nuveen Investments	143

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GHSU-0615D        10003-INV-Y-08-16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended June 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	41,769	0	2,380	0
Nuveen High Income Bond Fund	33,303	0	2,380	0
Nuveen Intermediate Government Bond Fund	39,682	0	2,380	0
Nuveen Inflation Protected Securities Fund	40,082	0	2,380	0
Nuveen Core Bond Fund	40,473	0	2,380	0
Nuveen Short Term Bond Fund	43,239	0	2,380	0
Nuveen Strategic Income Fund	44,548	0	2,380	0

Total	$283,096	$0	$16,660	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Government Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

June 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	40,740	0	2,831	0
Nuveen High Income Bond Fund	33,593	0	2,869	0
Nuveen Intermediate Government Bond Fund	38,536	0	2,134	0
Nuveen Inflation Protected Securities Fund	38,833	0	2,491	0
Nuveen Core Bond Fund	39,753	0	2,630	0
Nuveen Short Term Bond Fund	42,965	0	3,112	0
Nuveen Strategic Income Fund	41,446	0	2,780	0

Total	$275,866	$0	$18,847	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Government Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	2,380	0	0	2,380
Nuveen High Income Bond Fund	2,380	0	0	2,380
Nuveen Intermediate Government Bond Fund	2,380	0	0	2,380
Nuveen Inflation Protected Securities Fund	2,380	0	0	2,380
Nuveen Core Bond Fund	2,380	0	0	2,380
Nuveen Short Term Bond Fund	2,380	0	0	2,380
Nuveen Strategic Income Fund	2,380	0	0	2,380

Total	$16,660	$0	$0	$16,660

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	2,831	0	0	2,831
Nuveen High Income Bond Fund	2,869	0	0	2,869
Nuveen Intermediate Government Bond Fund	2,134	0	0	2,134
Nuveen Inflation Protected Securities Fund	2,491	0	0	2,491
Nuveen Core Bond Fund	2,630	0	0	2,630
Nuveen Short Term Bond Fund	3,112	0	0	3,112
Nuveen Strategic Income Fund	2,780	0	0	2,780

Total	$18,847	$0	$0	$18,847

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015